As Filed with the Securities and Exchange Commission on January 28, 2002

                                                      Registration No.__________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              EQUITY ONE ABS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                       52-2029487
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

                              103 Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19810
                                 (302) 478-6160
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                James H. Jenkins
                              Equity One ABS, Inc.
                              103 Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19810
                                 (302) 478-6160
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 With a copy to:

                            David H. Joseph, Esquire
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098

     Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of the registration statement, as determined by market conditions.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than Securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|____________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|____________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.|_|

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================

         Title of Each Class of                Amount            Proposed           Proposed         Amount of
       Securities to Be Registered              to be             Maximum           Maximum         Registration
                                             Registered       Offering Price       Aggregate            Fee
                                                                Per Unit(1)    Offering Price(1)
- --------------------------------------------------------------------------------------------------------------------
Asset Backed Notes and Asset Backed
Certificates.............................    $1,000,000            100%            $1,000,000           $92
====================================================================================================================

(1)Estimated for the purpose of calculating the registration fee.

Pursuant to Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the prospectus and prospectus supplements contained in this Registration Statement also relate to the Registrant's previous Registration Statement on Form S-3 (File No. 333-53404).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                EXPLANATORY NOTE


     This Registration Statement includes a basic prospectus and two illustrative forms of prospectus supplement for use in an offering of asset-backed securities: one for an offering of certificates and one for an offering of certificates and notes. The description of credit enhancement mechanisms or other features in the forms of prospectus supplement is intended merely as an illustration of the principal features of a possible series of asset-backed securities; the features applicable to any actual series of asset-backed securities may include some, all or none of the features so illustrated and may include any features specified in the prospectus.

                                      (ii)

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED January 28, 2002

           Prospectus Supplement to Prospectus dated _________, _____
                              Equity One ABS, Inc.
                                  as Depositor
                                Equity One, Inc.
                                   as Servicer

              Equity One Mortgage Pass-Through Trust ______-_______
   $ _____________ Mortgage Pass-Through Certificates, Series ______-_______


     Offered                                                       Price to       Underwriting        Net Proceeds
   Certificates      Principal Balance    Pass-Through Rate         Public          Discount        to Depositor (1)
   ------------      -----------------    ------------------        ------          --------        ----------------
    Class AF-_         $________            ________%(2)            ________%        ________%         $________

    Class AF-_         $________            ________%(2)            ________%        ________%         $________(3)

    Class AF-_         $________            ________%(2)            ________%        ________%         $________(3)

    Class AF-_         $________            ________%(2)(4)         ________%        ________%         $________(3)

    Class AV-_         $________            ________%(2)(5)         ________%        ________%         $________

    Class A-IO         $________            ________%(6)            ________%        ________%         $________(3)

- -----------

(1) Before deducting expenses, payable by the depositor, estimated to be approximately $______ in the aggregate.
(2) This rate may be limited by the applicable maximum rate described under the caption "Description of the Certificates--Interest."
(3)  Plus accrued interest, if any, from _________, _____.
(4)  After the optional termination date, this rate will increase to ____%.
(5)  After the optional termination date, this rate will increase to LIBOR +__%.
(6) The Class A-IO Certificates do not have a principal balance and are not entitled to any principal payments. The Class A-IO Certificates will have two non-separable payment components, the Class A-IO-I Component and the Class A-IO-II Component, and each payment component will accrue interest at a rate of ____% on the related notional balance. The initial notional balance for the Class A-IO-I Component is $____________ and the initial notional balance for the Class A-IO-II Component is $________. The Class A-IO Certificates are not entitled to distributions after the distribution date in ________.


- --------------------------------
Before buying                      The certificates--
certificates, consider
carefully the risk factors         o    represent  an  interest  in a trust fund
beginning on page S-13 in               consisting   primarily   of  a  pool  of
this document and on page               adjustable  rate and fixed  rate,  fully
5 in the prospectus.                    amortizing and balloon, first and second
                                        lien  mortgage  loans  divided  into two
The certificates will                   groups,  Group I and Group II. The Class
represent interests in the              AF-_,  Class AF-_,  Class AF-_ and Class
trust fund only and will                AF-_    Certificates    will   represent
not represent interests in              primarily  an interest  in the  mortgage
or be obligations of any                loans  in  Group  I and the  Class  AV-_
other entity.                           Certificates will represent primarily an
                                        interest in the mortgage  loans in Group
This prospectus supplement              II.  The Class  A-IO  Certificates  will
may be used to offer and                have    two    non-separable     payment
sell the certificates only              components,  the Class A-IO-I  Component
if it is accompanied by                 and the  Class  A-IO-II  Component.  The
the prospectus.                         Class A-IO-I  Component  will  represent
- --------------------------------        primarily  an interest  in the  mortgage
                                        loans in Group I and the  Class  A-IO-II
                                        Component will represent primarily an interest in the mortgage loans in Group
                                        II.

                                   o    currently have no trading market.



                                   Credit enhancement for the certificates--

                                   o will include overcollateralization (other than amounts on deposit in certain reserve accounts). A portion of excess interest received from the mortgage loans in each group will be applied to cover losses on the mortgage loans in that group and make payments of principal on the related class or classes of offered certificates (other than the Class A-IO Certificates) to establish and maintain a required level of overcollateralization for that group.

                                   o will also include a certificate guaranty insurance policy from ____________. This policy will guarantee current payments of interest and ultimate payment of principal to holders of the certificates on the terms described in this document.

                                                [Certificate Insurer's Logo]

Neither the Securities and Exchange Commission nor any state securities commission has approved the certificates or determined that this prospectus supplement or the accompanying prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

It is expected that delivery of the certificates will be made in book-entry form only through the facilities of The Depository Trust Company, Clearstream, Luxembourg, and the Euroclear System on or about _____________, ______.

                              [Underwriter's Logo]

                           ________________, _________

     Information about the certificates is presented in two separate documents that progressively provide more detail:

     o the accompanying prospectus which provides general information, some of which may not apply to your certificates, and

     o this prospectus supplement, which describes the specific terms of your certificates.

     We strongly encourage you to read both this prospectus supplement and the prospectus in full. You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     If the description of the terms of your certificates varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

     We have made cross-references to captions in this prospectus supplement and the accompanying prospectus under which you can find further related discussions. The table of contents that follows on the next page and the table of contents in the accompanying prospectus indicate where these captions are located.

     We are not offering the certificates in any state where the offer is not permitted.

     We do not claim that the information in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the dates stated on the cover of each document.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Mortgage Pass-Through Certificates, Series __________, and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Mortgage Pass-Through Certificates, Series __________ will be required to deliver a prospectus supplement and prospectus until __________,
__________.

     Subject to some limitations, you can get a copy of any of the documents referred to in the accompanying prospectus under the caption "Incorporation of Certain Documents by Reference" free of charge from the trustee. You should direct any requests for these documents to the Corporate Trust Office of the Trustee at ______________________________, telephone: __________, facsimile number: __________, Attention: __________.

     This prospectus supplement and the accompanying prospectus contain forward-looking statements relating to future economic performance or projections and other financial items. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the depositor notes that these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results or performance to differ materially from these forward-looking statements. Those risks, uncertainties and other factors include, among others, the rate and timing of prepayments on mortgage loans, general economic and business conditions, competition, changes in political and social conditions, regulatory initiatives and compliance with government regulations, customer preferences and various other matters, many of which are beyond the depositor's control. These forward-looking statements, together with related qualifying language and assumptions, are found in the material, including each of the tables, set forth under the captions "Risk
Factors," "Yield, Prepayment and Maturity Considerations," and "Yield and Prepayment Considerations." Forward-looking statements are also found elsewhere in this prospectus supplement and the accompanying prospectus, and may be identified by, among other things, the use of forward-looking words like
"expects," "intends," "anticipates," "estimates," "believes," "may" or other comparable words. These forward-looking statements speak only as of the date of this prospectus supplement. The depositor expressly disclaims any obligation or undertaking to update or revise forward-looking statements to reflect any change in the depositor's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                TABLE OF CONTENTS

                              Prospectus Supplement


                                                                            Page
                                                                            ----

Summary of Terms.............................................................S-4
Risk Factors................................................................S-13
The Mortgage Pool...........................................................S-21
Servicing of Loans..........................................................S-48
Description of the Certificates.............................................S-52
Yield, Prepayment and Maturity Considerations...............................S-69
The Certificate Insurer.....................................................S-81
Use of Proceeds.............................................................S-82
Federal Income Tax Consequences.............................................S-82
ERISA Considerations........................................................S-84
Legal Investment............................................................S-85
Underwriting................................................................S-85
Legal Matters...............................................................S-86
Experts.....................................................................S-86
Ratings.....................................................................S-86
Index of Defined Terms......................................................S-88
Annex I - Global Clearance, Settlement and Tax Documentation Procedures......A-1


                                   Prospectus

Risk Factors...................................................................5
The Trust Fund................................................................13
Use of Proceeds...............................................................17
The Depositor.................................................................18
Loan Program..................................................................18
Description of the Securities.................................................24
Credit Enhancement............................................................39
Yield and Prepayment Considerations...........................................44
The Agreements................................................................46
Legal Aspects of the Loans....................................................59
Federal Income Tax Consequences...............................................69
State Tax Considerations......................................................93
ERISA Considerations..........................................................93
Legal Investment..............................................................97
Method of Distribution........................................................98
Legal Matters.................................................................99
Financial Information.........................................................99
Rating........................................................................99
Available Information........................................................100
Incorporation of Certain Documents by Reference..............................100
Index of Defined Terms.......................................................101

- --------------------------------------------------------------------------------

                                SUMMARY OF TERMS

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. You should read this entire prospectus supplement and the accompanying prospectus carefully before you decide whether to purchase certificates.

     This summary provides an overview of calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.

The Trust Fund and the Sellers

     Equity One Mortgage Pass-Through Trust __________will be formed pursuant to a pooling and servicing agreement to be dated as of __________,
     _________ by and among Equity One ABS, Inc., as depositor, Equity One, Inc., as a seller and as the servicer, __________, as trustee, and the other sellers listed in the next sentence. _______________________________ __________, as sellers, will sell the mortgage loans to Equity One ABS, Inc. Equity One ABS, Inc. will deposit the mortgage loans in the trust fund.

The Certificates

     On or about __________, __________, the trust fund will issue the certificates. This document discusses the following classes of certificates: the Class AF-_, Class AF-_, Class AF-_ and Class AF-_ Certificates, the Class AV-_ Certificates, the Class A-IO Certificates, the Class X Certificates and the Class R Certificates, all of which will represent interests in the trust fund. The Class AF-_, Class AF-_, Class AF-_ and Class AF-_ Certificates are sometimes referred to in this prospectus supplement as the Class AF Certificates. The Class AF Certificates, the Class AV-_ Certificates and the Class A-IO Certificates are sometimes referred to in this prospectus supplement as the offered certificates. The offered certificates are being offered to you by this prospectus supplement and the accompanying prospectus. We are not offering the Class X Certificates or the Class R Certificates for sale to investors. The Class R Certificates will not have a pass-through rate.

     Generally, the offered certificates will be offered for purchase in denominations of $25,000 and integral multiples of $1 in excess thereof.

Registration of Certificates

     We will issue the offered certificates in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. While the certificates are book-entry they will be registered in the name of the nominee of the depository in the United States.

     Transfers within any depository system will be in accordance with the usual rules and operating procedures of that system. Cross-market transfers between two different depository systems may be effected through a third-party bank and/or the related depositories. The limited circumstances under which definitive certificates will replace the book-entry certificates are described in the prospectus.

     We refer you to "Description of the Certificates--Book-Entry Certificates," and Annex I in this prospectus supplement and "Description of the Securities--Book-Entry Registration of Securities" in the prospectus for more detail.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Trust Property

     The  trustee  will  hold  the  trust   property  for  the  benefit  of  the
     certificateholders. The trust property will include:

     o a pool of adjustable rate and fixed rate, fully amortizing and balloon, first and second lien mortgage loans. The pool will be comprised of two groups, Group I and Group II. Group I will consist of fixed rate mortgage loans and Group II will consist of adjustable rate mortgage loans;

     o payments on the mortgage loans received after , , sometimes referred to in this prospectus supplement as the cut-off date (other than amounts received after the cut-off date in respect of principal and interest on the mortgage loans due on or prior to the cut-off date);

     o    the deed of trust or mortgage related to each mortgage loan;

     o property that once secured a mortgage loan that the trust fund has acquired through foreclosure or deed in lieu of foreclosure;

     o    the benefits of the certificate guaranty insurance policy;

     o amounts on deposit in the various accounts maintained by the servicer and the trustee for the benefit of the certificateholders;

     o rights of the depositor and the trustee under the pooling and servicing agreement pursuant to which the depositor purchased the mortgage loans from the sellers, including the right to require the sellers or their successors in interest to repurchase mortgage loans for breaches of representations and warranties; and

     o rights of the sellers or their successors in interest under any hazard insurance policies covering the mortgaged properties.

The Mortgage Pool

     On the closing date, the trust fund will acquire a pool of adjustable rate and fixed rate mortgage loans, which will consist of two groups: Group I and Group II. Group I will consist of fixed rate mortgage loans and Group II will consist of adjustable rate mortgage loans. Group I will include mortgage loans secured by first and second liens on one- to four-family dwellings and on multi-family properties and structures which contain both residential dwelling units and space used for retail, professional or other commercial uses. Group II will include mortgage loans secured by first liens on one- to four-family dwellings and on multi-family properties. The mortgage loans were generally originated or acquired in accordance with underwriting guidelines that are less stringent than Fannie Mae and Freddie Mac guidelines.

     The Class AF Certificates will represent primarily an interest in the mortgage loans in Group I and the Class AV-_ Certificates will represent primarily an interest in the mortgage loans in Group II. The Class A-IO Certificates will have two non-separable payment components, the Class A-IO-I Component and the Class A-IO-II Component. The Class A-IO-I Component will represent primarily an interest in the mortgage loans in Group I and the Class A-IO-II Component will represent primarily an interest in the mortgage loans in Group II.

     The mortgage loans had the following characteristics as of the close of business on __________, __________:

     Group I:

          o    ______% fixed rate

          o    mortgage rate range: ______% to ______%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
          o    weighted average mortgage rate: ______% (approximate)

          o    principal balance range: $_____ to $_____

          o    average  principal  balance:   $_____   (approximate)

          o    maximum original loan-to-value ratio: _____% (approximate)

          o    weighted   average   original    loan-to-value    ratio:   _____%
               (approximate)

          o    loan origination dates range from _____, _____ to _____, _____

          o remaining term to stated maturity range: _____ months to _____ months

          o weighted average remaining term to stated maturity (by principal balance): _____ months (approximate)

          o _____% single family detached loans and _____% mixed use loans, which are loans secured by multi-family properties and structures that contain both residential dwelling units and space used for retail, professional or other commercial uses (by principal balance) (approximate)

          o    mortgaged   properties  are  _____%  owner  occupied  and  _____%
               non-owner occupied (by principal balance) (approximate)

          o _____% first priority lien and _____% second priority lien (by principal balance) (approximate)

     Group II:

          o    _____% adjustable rate

          o    current mortgage rate range: _____% to _____%

          o    weighted average current mortgage rate: _____% (approximate)

          o    principal balance range: $_____ to $_____

          o    average principal balance: $_____ (approximate)

          o    maximum original loan-to-value ratio: _____% (approximate)

          o    weighted   average   original    loan-to-value    ratio:   _____%
               (approximate)

          o    loan origination dates range from _____, _____ to _____, _____

          o remaining term to stated maturity range: _____ months to _____ months

          o weighted average remaining term to stated maturity (by principal balance): _____ months (approximate)

          o _____% single family detached loans and no mixed use loans (by principal balance) (approximate)

          o    mortgaged   properties  are  _____%  owner  occupied  and  _____%
               non-owner occupied (by principal balance) (approximate)

          o    _____% first priority lien

     The mortgage rate on each adjustable rate mortgage loan will adjust on each adjustment date to equal the sum of the related index and the related margin on such mortgage loan, subject to a maximum and minimum mortgage rate, as described in this prospectus supplement.

     We refer you to "The Mortgage Pool" in this prospectus supplement.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Servicer and Servicing

     Equity One, Inc. will service, manage and make collections on the mortgage loans. In exchange for these services, Equity One, Inc. will receive an annual servicing fee, payable monthly, of _____% of the principal balance of each mortgage loan. The servicer will also be entitled to other specified amounts as servicing compensation from the trust fund.

     We refer you to "Servicing of Loans--The Servicer" and "--Servicing Compensation and Payment of Expenses" in this prospectus supplement.

Distributions to Certificateholders

     General

     On each distribution date, the trustee will make a payment on the offered certificates. The distribution date will be the 25th day of each month or, if the 25th day is not a business day, the next business day, commencing on _____, _____. Distributions will be made to the persons in whose names the certificates are registered at the close of business on the related record date. The record date for the Class AF-_ and Class AV-_ Certificates is the business day immediately preceding that distribution date. The record date for the Class AF-_, Class AF-_, Class AF-_ and Class A-IO Certificates is the last business day of the calendar month immediately preceding that distribution date (or the closing date with respect to the first distribution date).

     Payments on the Class AF Certificates will be funded:

          o from the payments received with respect to the mortgage loans in Group I; and

          o if the amount described in the above bullet is insufficient, from excess interest and overcollateralization (other than amounts on deposit in certain reserve accounts we refer to in this prospectus supplement as the spread accounts) from Group I; and

          o if the amount described in the above two bullets is insufficient, from draws on the certificate guaranty insurance policy; and

          o if the pass-through rate for the Class AF-_ Certificates is determined by the applicable maximum rate, supplemental interest payments may be made to the Class AF-_ Certificates from amounts released from an interest reserve fund we refer to in this prospectus supplement as the Net WAC Cap Account.

     Payments on the Class AV-_ Certificates will be funded:

          o from the payments received with respect to the mortgage loans in Group II; and

          o if the amount described in the above bullet is insufficient, from excess interest and overcollateralization (other than amounts on deposit in the spread accounts) from Group II; and

          o if the amount described in the above two bullets is insufficient, from draws on the certificate guaranty insurance policy; and

          o if the pass-through rate for the Class AV-_ Certificates is determined by the applicable maximum rate, supplemental interest payments may be made to the Class AV-_ Certificates from amounts released from the Net WAC Cap Account.

     Payments on the Class A-IO Certificates will be funded:

          o with respect to the Class A-IO-I Component, from the payments received with respect to the mortgage loans in Group I; and
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
          o with respect to the Class A-IO-II Component, from the payments received with respect to the mortgage loans in Group II; and

          o if the amount described in either of the above two bullets is insufficient, from draws on the certificate guaranty insurance policy.

     Payments will be made on each distribution date from collections on mortgage loans in each loan group in the following order of priority:

          o    to  interest   on  the  related   class  or  classes  of  offered
               certificates; and

          o to principal on the related class or classes of offered certificates (other than the Class A-IO Certificates), subject to the priorities described under the caption "Description of the Certificates--Principal" in this prospectus supplement.

     After payment of the above amounts to the holders of offered certificates, and other specified allocations, any remaining amounts will be distributed on the Class X Certificates and the Class R Certificates.

     We refer you to "Description of the Certificates--Principal--Residual Certificates" in this prospectus supplement.

     Distributions of Interest

     On each distribution date, you will be entitled to receive interest earned during the applicable interest accrual period on your certificate at the rate per annum set forth or described on the cover page of this prospectus supplement, subject, if your certificate is any type of offered certificate other than a Class A-IO Certificate, to the maximum rate described under the caption "Description of the Certificates--Interest." Interest payments to holders of the Class A-IO Certificates will not be subject to the maximum rate described under the caption "Description of the
     Certificates--Interest." If you hold Class AV-__ Certificates, the per annum rate at which you are paid interest will increase to one-month LIBOR plus _____% (subject to the applicable maximum rate), and if you hold Class AF-__ Certificates, the per annum rate at which you are paid interest will increase to _____% (subject to the applicable maximum rate), with respect to any distribution date after the date on which the servicer has the option to purchase the mortgage loans in the trust fund and properties acquired by the trust fund in satisfaction of mortgage loans, if any, as described under the caption "Description of the Certificates--Optional Termination."

     The interest accrual period for the Class AF-_ and Class AV-_ Certificates will be the period commencing on the distribution date in the prior calendar month (or on the Closing Date with respect to the first distribution date) and ending on the day preceding each distribution date. The interest accrual period for the Class AF-_, Class AF-_, Class AF-_ and Class A-IO Certificates will be the calendar month preceding each distribution date.

     On each distribution date through and including the distribution date in _____, _____, each payment component of the Class A-IO Certificates will be paid interest as follows:

          o    the  Class  A-IO-I   Component  will  be  paid  interest  at  the
               applicable rate on an aggregate notional balance equal to the lesser of

               o    $_____, or

               o the aggregate principal balance of the mortgage loans in Group I; and

     o the Class A-IO-II Component will be paid interest at the applicable rate on an aggregate notional balance equal to the lesser of

          o    $_____, or
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
          o    the aggregate  principal  balance of the mortgage  loans in Group
               II.

No interest will be payable on the Class A-IO Certificates after the _____ distribution date.

     You will also be entitled to receive any interest that you earned previously but did not receive plus interest thereon. There are some circumstances which could reduce the amount of interest payable to you.

     In addition, if you hold Class AF-_ or Class AV-_ Certificates and the amount of interest you are entitled to receive on any distribution date is determined by the applicable maximum rate, you may also be entitled to receive supplemental interest payments on a subordinated basis from a portion of the funds in the Net WAC Cap Account. The Net WAC Cap Account will be funded on the Closing Date with a deposit of $_____. Subsequent deposits to the Net WAC Cap Account will be made from distributions of excess distributable funds, if any, so that the amount on deposit in the Net WAC Cap Account does not exceed $_____.

     We refer you to "Description of the Certificates--Distributions" and "--Interest" in this prospectus supplement.

     Distributions of Principal

     On each distribution date, the trustee will make a payment of principal on the Class AF and the Class AV-_ Certificates if there is cash available for the payment on that date and the priorities of payment in the Pooling and Servicing Agreement provide for a payment on the Class AF and the Class AV-_ Certificates. Principal payments to the Class AF Certificates will generally be made out of amounts received on the mortgage loans in Group I. Principal payments to the Class AV-_ Certificates will generally be made out of amounts received on the mortgage loans in Group II. The Class A-IO Certificates do not have a principal balance and are not entitled to any payments of principal.

     The amount of principal distributable to the holders of the Class AF Certificates on any distribution date will generally equal:

          o the amount of principal received on the mortgage loans in Group I during the prior month; plus

          o in some circumstances, losses on the mortgage loans in Group I incurred during the prior month; plus

          o until the required overcollateralization level for the Class AF Certificates has been reached, excess interest payments on the mortgage loans in Group I.

     The amount of principal distributable to the holders of the Class AV-_ Certificates on any distribution date will generally equal:

          o the amount of principal received on the mortgage loans in Group II during the prior month; plus

          o in some circumstances, losses on the mortgage loans in Group II incurred during the prior month; plus

          o until the required overcollateralization level for the Class AV-_ Certificates has been reached, excess interest payments on the mortgage loans in Group II.

     We refer you to "Description of the Certificates--Distributions" and "--Principal" in this prospectus supplement for more details.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Credit Enhancement

     General. Credit enhancement is intended to reduce the harm caused to holders of certificates by shortfalls in payments received on the mortgage loans. The credit enhancement provided for the benefit of certificateholders will include excess interest, overcollateralization (other than the amount on deposit in the spread accounts) and the certificate guaranty insurance policy. The various forms of credit enhancement on the offered certificates are described below and elsewhere in this prospectus supplement.

     Excess Interest and Overcollateralization. On the date of issuance of the certificates, the unpaid principal balance of the Group I mortgage loans will approximately equal the principal balance of the Class AF Certificates, and the unpaid principal balance of the Group II mortgage loans will approximately equal the principal balance of the Class AV-_ Certificates. The overcollateralization that will serve as credit enhancement for the holders of the Class AF and Class AV-_ Certificates is the excess, if any, of the unpaid principal balance of a group of mortgage loans over the principal balance of the related class or classes of certificates. Any excess interest not used to cover interest shortfalls or current period losses will be paid as an accelerated payment of principal on the related class or classes of certificates until the required level of overcollateralization (including amounts on deposit in the spread accounts) is reached. Any overcollateralization (other than amounts on deposit in the spread accounts) will generally be available to absorb losses on the related group of mortgage loans. Excess interest collections not used to cover current losses will be used to pay principal on the related class or classes of certificates to maintain the level of overcollateralization at required levels. The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the related group of mortgage loans to attain or maintain the required level of overcollateralization. If the required level of overcollateralization is permitted to decrease, the Pooling and Servicing Agreement permits a portion of the principal distribution amount available for distribution to not be distributed in reduction of the principal balance of the related class or classes of certificates.

     If on any distribution date the required level of overcollateralization with respect to either the Class AF Certificates or Class AV-_ Certificates (including the amount on deposit in the applicable spread account), as well as the required level of weighted average overcollateralization of the Class AF Certificates and Class AV-_ Certificates (including amounts on deposit in the spread accounts), has been attained and is maintained, any additional excess cash flow from the related group of mortgage loans will be available to fund any supplemental interest payments to the Class AF-_ Certificates or Class AV-_ Certificates, as applicable, due as a result of the application of the applicable maximum rate, to fund the Net WAC Cap Account to its required level, to fund the applicable spread account to its required level, and to make distributions to the Class X Certificates and the Class R Certificates.

     We refer you to "Description of the Certificates--Overcollateralization" in this prospectus supplement.

     The Spread Accounts. The spread accounts will be established as separate trust accounts with the trustee for the benefit of the certificate insurer and the holders of the Class X Certificates. On each distribution date, the trustee will deposit funds derived from each group of mortgage loans, to the extent available, into a separate account referred to in this prospectus supplement as a spread account, until the required level of the weighted average overcollateralization of Group I and Group II (including amounts on deposit in the spread accounts) has been attained. Amounts deposited into the spread accounts will be available to reimburse the certificate insurer for amounts paid to certificateholders under the certificate guaranty insurance policy and to pay any other amounts due and owing to the certificate insurer under the insurance and indemnity agreement and, once the spread accounts have been funded to their required level, to make distributions to holders of the Class X Certificates.

     We refer you to "Description of the Certificates--Spread Accounts" in this prospectus supplement.

     The Certificate Guaranty Insurance Policy. __________, the certificate insurer, will issue the certificate guaranty insurance policy to provide additional credit enhancement to the offered certificates. Generally, under the certificate guaranty insurance policy, the certificate insurer will guarantee payment on each distribution date to the trustee, for the benefit of the holders of the offered certificates, of an amount
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
     sufficient to cover any shortfalls in funds available to pay interest on the offered certificates at the lesser of the rate per annum described on the cover page or the applicable maximum rate, as applicable, on that distribution date. The certificate guaranty insurance policy does not cover any specified rate of payment of principal; provided, however, that it guarantees payment of

          o on each distribution date, the amount, if any, by which the aggregate principal balance of the Class AF Certificates exceeds the aggregate principal balance of the mortgage loans in Group I,

          o on each distribution date, the amount, if any, by which the aggregate principal balance of the Class AV-_ Certificates exceeds the aggregate principal balance of the mortgage loans in Group II, and

          o the aggregate outstanding principal balance of the offered certificates to the extent they would otherwise remain unpaid on the last scheduled distribution date or any earlier termination of the trust fund.

     The certificate guaranty insurance policy does not guarantee the receipt of any supplemental interest payments.

     We refer you to "Description of the Certificates--Certificate Guaranty Insurance Policy" in this prospectus supplement.

     Neither the offered certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or instrumentality, or by any other entity.

Advances

     Subject to certain exceptions, the servicer is required to make cash advances to cover delinquent scheduled payments of principal of and interest on any mortgage loan in the trust fund if it determines that these advances will be recoverable from subsequent collections on that mortgage loan. In some cases, the trustee, in its capacity as successor servicer, will be required to make an advance if the servicer fails to do so.

     We  refer  you  to  "Servicing  of   Loans--Advances"  in  this  prospectus
     supplement.

Optional Termination

     The servicer may exercise an option to purchase all the mortgage loans and any properties that the trustee acquired in satisfaction of any of the mortgage loans when the aggregate principal balance of all mortgage loans in the trust fund, including the mortgage loans related to properties which the trustee has acquired, is less than _____% of the aggregate principal balance of all mortgage loans in the trust fund as of the close of business on _____, _____. If the servicer exercises this option, your certificate will be retired early and you will be entitled to:

          o the outstanding principal balance of your certificate (with respect to the Class AF and Class AV-_ Certificates);

          o any unpaid accrued interest on your certificate to the date of optional termination at the lesser of the rate per annum described on the cover page and the maximum rate, if applicable; and

          o any unpaid supplemental interest payments on your certificate to the date of optional termination (with respect to the Class AF-_ and Class AV-_ Certificates).

     We refer you to "Description of the Certificates--Optional Termination" in this prospectus supplement.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Federal Income Tax Consequences

     The trust fund will make elections to treat some of its assets as several "real estate mortgage investment conduits," or REMICs, for federal income tax purposes. The offered certificates (excluding any associated rights to receive payments from the Net WAC Cap Account) and the Class X Certificates (excluding any associated rights to receive payments from the spread accounts) will constitute "regular interests" in a REMIC and the Class R Certificates will constitute the sole class of "residual interest" in each REMIC. Depending on their issue price and other factors, the offered certificates may be issued with original issue discount for federal income tax purposes.

     We refer you to "Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

ERISA Considerations

     If you are a fiduciary of any pension, other employee benefit or similar plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, you should review carefully with your counsel whether you are permitted to buy or hold any of the certificates.

     Subject to the considerations described under "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus, it is expected that the offered certificates may be purchased by a pension, other employee benefit or similar plan.

Legal Investment

     You should consult with your counsel to see if you are permitted to buy any of the certificates since the legal investment rules vary depending on what kind of entity you are and which other entities regulate you. The offered certificates will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

     We refer you to "Legal Investment" in this prospectus supplement and in the accompanying prospectus.

Ratings

     The trust fund will not issue the certificates unless the offered certificates are rated:

          o    "___" by __________; an

          o    "___" by __________.


     The ratings address credit risk. When evaluating credit risk, the rating agencies look at the likelihood of whether or not you will receive your interest and principal payments. Credit risk does not relate to the likelihood of prepayments on the mortgage loans. Prepayments affect the timing of your payments and, as a result, could cause your actual return to differ substantially from your anticipated return on your investment.

     The entitlement to any supplemental interest payments on the Class AF-_ and Class AV-_ Certificates is not rated, and therefore the ratings of the Class AF-_ and Class AV-_ Certificates do not address the likelihood of whether you, if you hold Class AF-_ or Class AV-_ Certificates, will receive any supplemental interest payments on your certificate.

     We refer you to "Ratings" and "Risk Factors--Certificate Rating Subject to Change" in this prospectus supplement.
- --------------------------------------------------------------------------------

                                  RISK FACTORS

o    The certificates are not suitable investments for all investors.

o You should not purchase any of the certificates unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with these securities.

o The certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation.

o In addition to the matters described elsewhere in this prospectus supplement and the accompanying prospectus, you should carefully consider the following risk factors before deciding to purchase a certificate. For a discussion of additional risks pertaining to the certificates, we refer you to "Risk Factors" in the accompanying prospectus.

You may have difficulty selling your certificates.

     The certificates will not be listed on any securities exchange. As a result, if you wish to sell your certificates, you will have to find a purchaser that is willing to purchase your certificates. The underwriter intends to make a secondary market for the offered certificates. The underwriter may do so by offering to buy the offered certificates from investors that wish to sell. However, the underwriter will not be obligated to make offers to buy the offered certificates and may stop making offers at any time. In addition, the prices offered, if any, may not reflect prices that other potential purchasers, were they to be given the opportunity, would be willing to pay. There have been times in the past where there have been very few buyers of similar asset-backed securities, and there may be similar times in the future. As a result, you may not be able to sell your certificates when you wish to do so or you may not be able to obtain the price you wish to receive.

Subprime mortgage loans are subject to greater risk of delinquency and loss.

     The underwriting standards of the sellers are less restrictive than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and other factors. A derogatory credit history or a lack of credit history will not necessarily prevent the sellers from making a loan but may reduce the size and the loan-to-value ratio of the loan the sellers will make. As a result of these less restrictive standards, the trust fund may experience higher rates of delinquencies, defaults and losses than if the mortgage loans were underwritten in a more traditional manner.

Newly originated mortgage loans may be more likely to default which may cause losses.

     Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Most of the mortgage loans will have been originated within 12 months prior to the sale to the trust fund. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

Book-entry certificates may be illiquid.

     Issuance of the certificates in book-entry form may adversely affect your ability to sell your certificate in the secondary trading market since investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     We refer you to "Description of the Certificates--Book-Entry Certificates" in this prospectus supplement and "Risk Factors--Book-Entry Registration" in the accompanying prospectus.

Book-entry certificates may not be able to be pledged.

     Since transactions in the offered certificates can be effected only through The Depository Trust Company, Clearstream, Luxembourg, or the Euroclear System, their participating organizations, indirect participants and certain banks, your ability to pledge your certificate to persons or entities that do not participate in the Euroclear

System, The Depository Trust Company or Clearstream, Luxembourg, systems may be limited due to lack of a physical certificate representing your certificate.

     We refer you to "Description of the Certificates--Book-Entry Certificates" in this prospectus supplement and "Risk Factors--Book-Entry Registration" in the accompanying prospectus.

Book-entry certificates may result in delayed receipt of distributions.

     As a beneficial owner, you may experience some delay in receiving distributions of interest and principal on your certificate since these distributions will be:

          o    forwarded by the trustee to the depository;

          o    credited by the  depository to the accounts of its  participants;
               and

          o    ultimately credited to your account by a depository participant.

     We refer you to "Description of the Certificates--Book-Entry Certificates" and Annex I in this prospectus supplement and "Risk Factors--Book-Entry Registration" in the accompanying prospectus.

Liquidations could result in delays and losses.

     Even if the mortgaged properties provide adequate security for the mortgage loans, substantial delays could be encountered in connection with the liquidation of mortgage loans that are delinquent and resulting shortfalls in distributions on your certificate could occur. Corresponding delays in your receipt of related proceeds could occur if the certificate insurer fails to perform its obligations under the certificate guaranty insurance policy. Also, liquidation expenses (including legal fees, real estate taxes, and maintenance and preservation expenses) will be paid first, thereby reducing the proceeds payable on your certificate and thereby reducing the security for the mortgage loans. If any of the mortgaged properties fails to provide adequate security for the related mortgage loan, you could experience a loss if the certificate insurer fails to perform its obligations under the certificate guaranty insurance policy.

     We refer you to "Yield, Prepayment and Maturity Considerations--Prepayment Considerations and Risks" in this prospectus supplement and "Prepayment and Yield Considerations" in the accompanying prospectus.

Your yield to maturity may be reduced by prepayments.

     The yield to maturity and weighted average life of your certificate will be affected primarily by the rate and timing of prepayments on the mortgage loans in Group I if you hold a Class AF Certificate, Group II if you hold a Class AV-__ Certificate and both Group I and Group II if you hold a Class A-IO Certificate. The mortgage loans may be prepaid in whole or in part at any time, many without penalty. The trust's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. The servicer and its affiliates periodically conduct telemarketing and mass mailings to their existing customers with respect to the refinancing of existing mortgage loans. Although these marketing efforts are not specifically directed to customers who have mortgage loans included in a trust fund, these customers may receive the marketing materials as part of a broader mailing, which may result in an increase in the rate of prepayments of mortgage loans included in a trust fund through refinancings. In addition, substantially all of the mortgage loans contain due-on-sale provisions, and the servicer intends to enforce those provisions unless (1) enforcement is not permitted by applicable law or (2) the servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related mortgaged property to assume the mortgage loan. To the extent permitted by applicable law, assumption of the mortgage loan will not release the original borrower from its obligation under the mortgage loan. Enforcement of a due-on-sale provision would result in repayment in full of the mortgage loan, which would be treated as a prepayment.

     You will bear any reinvestment risks resulting from a faster or slower incidence of prepayments of the mortgage loans.

     Consider carefully the discussion under "Yield, Prepayment and Maturity Considerations--Prepayment Considerations and Risks" in this prospectus supplement and under "Prepayment and Yield Considerations" and "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the accompanying prospectus.

Defaults and delinquent payments on the mortgage loans could affect your yield.

     If the certificate insurer fails to pay amounts required under the certificate guaranty insurance policy, the yield to maturity on your certificate will be sensitive to defaults and delinquent payments on the mortgage loans in the applicable group. If the actual rate of defaults on the mortgage loans in the applicable group and the actual amount of losses to the trust fund upon liquidation of those mortgage loans is greater than the amounts assumed by you in estimating the yield to maturity on your certificate, the actual yield will be lower than your estimate. If the trust fund experiences substantial losses, you may experience a loss. If the certificate insurer fails to pay amounts required under the certificate guaranty insurance policy, the timing of losses to the trust fund in connection with liquidations of mortgage loans in the applicable group will affect the yield to maturity on your certificate even if the rate of defaults and severity of those losses are consistent with your expectations. In general, the earlier a loss occurs, the greater effect it will have on the yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans.

Limitations on pass-through rate of the certificates may affect your yield to maturity.

     The rate at which interest accrues on the Class AF and Class AV-_ Certificates is subject to a maximum rate based on the weighted average of the mortgage rates on the mortgage loans in Group I with respect to the Class AF Certificates and Group II with respect to the Class AV-_ Certificates, in each case net of fees and expenses aggregating approximately ___% per annum and the amount per annum payable to the related Class A-IO payment component, less, in the case of the Class AV-_ Certificates, an additional ___% per annum. If mortgage loans in Group I or Group II with relatively higher mortgage rates
prepay,   the  maximum  rate  on  the  Class  AF   Certificates  or  Class  AV-_
Certificates, as applicable, will be lower than otherwise would be the case. Further, since the pass-through rates of the Class AF-_ and Class AV-_ Certificates are based on one-month LIBOR plus a margin, increases in one-month LIBOR that exceed increases in the weighted average mortgage rate of the mortgage loans in Group I or Group II, as applicable, may cause the pass-through rate of the Class AF-_ or Class AV-_ Certificates, as applicable, to become subject to the maximum rate. In this event, the value and marketability of the Class AF-_ and Class AV-_ Certificates may be temporarily or permanently reduced.

     All of the Group I mortgage loans have fixed mortgage rates, and all of the Group II mortgage loans have adjustable mortgage rates that are generally adjusted semi-annually based on the related index. Consequently, the interest that becomes due on the mortgage loans in either Group I or Group II during a due period may be less than interest that would accrue on the Class AF-_ or Class AV-_ Certificates at the rate of one-month LIBOR plus the applicable margin. In a rising interest rate environment, the Class AF-_ and Class AV-_ Certificates could therefore receive interest at the applicable maximum rate for a protracted period of time. In addition, in such a situation, there would be little or no net monthly excess cash flow to cover losses and create additional overcollateralization.

     If the pass-through rate for the Class AF-_ Certificates or Class AV-_ Certificates is determined by the applicable maximum rate described in this prospectus supplement, holders of that class will be entitled to receive supplemental interest payments only to the extent of available funds in the Net WAC Cap Account. Supplemental interest payments, however, are not rated, not covered under the certificate guaranty insurance policy or otherwise guaranteed, are contingent on the performance of the mortgage loans and may not ever be available. It is unlikely that the mortgage loans in the trust fund will prepay exactly in accordance with those assumptions.

     The rate at which interest accrues on the offered certificates may also be reduced if borrowers under the mortgage loans in the applicable group obtain relief from payment obligations pursuant to statutory provisions or if interest shortfalls resulting from borrower prepayments of mortgage loans are not covered by a reduction of the servicer's fees for the following distribution date as provided in the pooling and servicing agreement.

     We  refer  you to  "Servicing  of  Loans--Adjustment  to  Servicing  Fee in
Connection   with   Certain    Prepaid   Loans"   and    "Description   of   the
Certificates--Interest."

Recent events may result in losses.

     On September 11, 2001 certain tragic events occurred at the World Trade Center in New York and in Washington, D.C. that have caused significant uncertainty with respect to global markets. The short term and long term impact of these events is uncertain, but could have a material effect on general economic conditions, consumer confidence and market liquidity. No assurance can be given as to the effect of these events on the rate of delinquencies and losses on the mortgage loans and servicing decisions with respect thereto. Any adverse impact as a result of these events would be borne by the holders of the offered certificates to the extent that the certificate insurer fails to perform under the certificate guaranty insurance policy.

     The response of the United States to the events of September 11, 2001, involves military operations. The Soldiers' and Sailors' Civil Relief Act of 1940, referred to herein as the Relief Act, provides relief to borrowers who enter active military service and to borrowers in reserve status who are called to active duty after the origination of their mortgage loan. The Relief Act provides generally that these borrowers may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the borrower's active duty. These shortfalls are not required to be paid by the borrower at any future time, will not be advanced by a servicer and, to the extent excess interest is insufficient, will reduce accrued interest on each class of certificates on a pro rata basis. The certificate guaranty insurance policy does not cover shortfalls resulting from the application of the Relief Act. In addition, the Relief Act imposes limitations that would impair the ability of a servicer to foreclose on an affected loan during the borrower's period of active duty status, and, under some circumstances during an additional period thereafter.

Payment delay lowers your effective yield.

     Generally, if you hold a Class AF-_, Class AF-_, Class AF-_ or Class A-IO Certificate, payments of principal and interest on the mortgage loans received in any calendar month will not be passed through as payments on your certificate until the distribution date in the following calendar month. As a result, the monthly distributions on your certificate generally will reflect borrower payments during the prior calendar month. The distribution date will be the 25th day of each month (or the next succeeding business day), commencing on ________, ____. Thus, the effective yield to you will be below that otherwise produced by the pass-through rate and the price paid by you for your certificate because distributions on your certificate in respect of any given month will not be made until on or about the 25th day of the following month.

Balloon loans may bear higher risk of loss.

     As of the close of business on _________, ____, approximately ____% and ____% of the aggregate outstanding principal balance of the mortgage loans in Group I and Group II, respectively, consisted of balloon loans, which generally provide for equal monthly payments and a final monthly payment substantially greater than the preceding monthly payments. The balloon loans in the trust fund have original terms of [36] to [360] months and provide for monthly payments based on a [180] to [360] month amortization schedule. The borrower on a balloon loan will generally attempt to refinance a balloon loan or sell the underlying mortgaged property on or prior to the stated maturity date in order to avoid payment of the final balloon payment. A borrower's ability to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related mortgaged property, the financial condition of the borrower, tax laws and prevailing general economic conditions. If a borrower is unable to refinance a balloon loan prior to its stated maturity date, the borrower may be more likely to default on the loan. None of the sellers, the servicer, the depositor or the trustee is obligated to refinance any mortgage loan.

Owners of Class A-IO Certificates may not recover their initial investments.

     An investment in the Class A-IO Certificates is risky because the return of the investment depends solely on the payments of interest by borrowers under the mortgage loans. If the borrowers prepay their mortgage loans, no further interest payments will be made. If borrowers prepay their mortgage loans very quickly, investors in the Class A-IO Certificates may not recover their initial investments. In addition, the Class A-IO Certificates are not entitled to any distributions after the distribution date in ____________.

The liquidation proceeds of mixed use loans may take longer to recover.

     Mixed use loans are mortgage loans secured by multi-family properties and structures that include both residential dwelling units and space used for retail, professional or other commercial uses. Mixed use loans represented approximately ____% and ____% of the aggregate principal balance of the mortgage loans in Group I and Group II, respectively, as of the close of business on ________, ____. Due to the limited market for the type of properties securing mixed use loans, in the event of a foreclosure, we expect that it will take longer to recover proceeds from the liquidation of a mixed use loan than it would for a mortgage loan secured by a one- to four-family dwelling.

Withdrawal or downgrading of initial ratings will reduce the value of the certificates.

     The ratings of the certificates will be based on, among other things, the adequacy of the value of the mortgage loans in the applicable group and the certificate guaranty insurance policy. These ratings should not be deemed a recommendation to purchase, hold or sell certificates, since they do not address market price or suitability for a particular investor. There is also no assurance that these ratings will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the rating agency if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the mortgage loans, these ratings might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of the certificate insurer or a change in the rating of the certificate insurer's long term debt. Any reduction or withdrawal of a rating will have an adverse effect on the value of the certificates.

There could be delays in distributions on your certificate if the transfer of the mortgage loans to the trust fund is not considered a sale in the event of bankruptcy.

     For purposes of the Bankruptcy Code and for legal purposes, the servicer, the sellers and the depositor will treat each conveyance of mortgage loans by the sellers to the depositor as a sale of those mortgage loans; however, for financial reporting purposes, the sellers will treat this transaction as the incurrence of debt by the sellers, which debt will be evidenced by the certificates. The depositor will treat each conveyance of mortgage loans from the depositor to the trust fund as a sale of those mortgage loans. If the conveyance of the mortgage loans by the sellers to the depositor is treated as a sale, those mortgage loans would not be part of the related seller's bankruptcy estate and would not be available to that seller's creditors. In the event of the bankruptcy or insolvency of a seller, however, the bankruptcy trustee, a conservator or a receiver of the seller or another person may attempt to recharacterize the sale of the mortgage loans as a borrowing by the seller, secured by a pledge of the mortgage loans. Similarly, if the conveyance of the mortgage loans by the depositor to the trust fund is treated as a sale, those mortgage loans would not be part of the depositor's bankruptcy estate and would not be available to the depositor's creditors. In the event of the bankruptcy or insolvency of the depositor, however, the bankruptcy trustee, a conservator or a receiver of the depositor or another person may attempt to recharacterize the sale of the mortgage loans as a borrowing by the depositor, secured by a pledge of the mortgage loans. In either case, this position, if argued before or accepted by a court, could prevent timely payments of amounts due on your certificate and result in a reduction of payments on your certificate.

Interest payments may be insufficient to create overcollateralization.

     Because the weighted average of the mortgage rates on the mortgage loans in each of Group I and Group II (net of certain fees and expenses, and, in the case of mortgage loans in Group II, an additional ___% per annum) is expected to be higher than the weighted average of the pass-through rates on the Class AF Certificates and Class AV-_ Certificates and the related Class A-IO payment component, respectively, the mortgage loans in each group are expected to generate more interest than the amount necessary to pay interest owed on the applicable class(es) and payment components of certificates as well as certain fees and expenses of the trust fund. Any remaining interest will then be used to compensate for losses that occur on the mortgage loans in the related loan group. After these financial obligations of the trust fund are covered, the available excess interest from a group will be used to create and maintain overcollateralization for the related class(es) of certificates. We cannot assure you, however, that enough excess interest will be generated by the mortgage loans in the related group to attain or to maintain the overcollateralization level required for the related class(es) of certificates by the rating agencies and the certificate insurer. The factors described below will affect the amount of excess interest that the mortgage loans in each group will generate:

          o Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

          o Every time a mortgage loan is liquidated or written off, excess interest will be reduced because the mortgage loan will no longer be outstanding and generating interest.

If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available on that date to pay certificateholders.

Environmental conditions affecting the mortgaged properties may result in losses.

     Real property pledged as security to a lender may be subject to environmental risks. Under the laws of some states, contamination of a property may give rise to a lien on the property to assure the costs of clean-up. In several states, this type of lien has priority over the lien of an existing mortgage or owner's interest against real property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, a lender may be liable, as an owner or operator, for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks liability on foreclosure of the mortgaged property.

Second liens may result in losses in foreclosure proceedings.

     Mortgage loans representing approximately ____% and ____% of the aggregate outstanding principal balance of the mortgage loans in Group I and Group II, respectively, as of the close of business on _________, ____ are secured by second liens on the related mortgaged properties. The first lien mortgage related to a loan secured by a second lien in the mortgage pool will not be included in the mortgage pool.

     The proceeds from any liquidation, insurance or condemnation proceedings in connection with the underlying mortgaged property will be available to satisfy the outstanding balance of the related second mortgage only to the extent that the claim of the related first mortgagee has been satisfied in full, including any related foreclosure costs. In addition, the servicer, as second mortgagee on the loans in its portfolio, may not foreclose on the property securing a second mortgage unless it forecloses subject to the first mortgage, in which case it must either pay the entire amount due on the first mortgage to the first mortgagee at or prior to the foreclosure sale or advance funds to keep the first mortgage current in the event the borrower is in default thereunder. The
servicer  may,  but  is  under  no  obligation   to,   advance  funds  in  these
circumstances. The trust fund will not have any source of funds to satisfy related first mortgages or make payments due to the first mortgagees. If you hold Class AF Certificates, you will bear any risk associated with any delays in payments on the mortgage loans and any reinvestment risk resulting from any accelerated payments on the offered certificates resulting from losses on mortgage loans in Group I secured by second liens on the related mortgaged properties.

Decrease in value of mortgaged property would disproportionately affect second lienholders.

     There are several factors that could adversely affect the value of properties such that the outstanding balance of the related loan, together with any senior financing on the properties, would equal or exceed the value of the properties. Among the factors that could adversely affect the value of the properties are an overall decline in the residential real estate market in the areas in which the properties are located or a decline in the general condition of the properties as a result of failure of borrowers to maintain adequately the properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Any such decline could extinguish the value of a second interest in property before having any effect on the related first interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the loans secured by second liens could be higher than those currently experienced in the mortgage lending industry in general. Group I and, accordingly, you, if you hold Class AF Certificates, will bear the risk of delay in distributions while a deficiency judgment, if any, against the borrower is sought and any reinvestment risk resulting from accelerated prepayments on the Class AF Certificates due to losses on second lien mortgage loans.

Geographic concentration of mortgaged properties may affect payments on your certificate.

     As of the close of business on _______, ____:

          o    approximately   ____%,   ____%,   ____%,   ____%  and  ____%  (by
               outstanding principal balance) of the Group I mortgage loans are secured by properties located in _________, _________, _________,
               __________ and __________, respectively;

          o    approximately  ____%,  ____%,  ____%,  ____%, ____% and ____% (by
               outstanding principal balance) of the Group II mortgage loans are secured by properties located _________, _________, _________,
               __________ and __________, respectively;

          o approximately ____% and ____% (by outstanding principal balance) of the Group I mortgage loans and Group II mortgage loans, respectively, are secured by properties located in a single zip code, which is in _________ and __________, respectively; and

          o the aggregate outstanding principal balance of the mortgage loans in Group I and Group II secured by properties in each other state represents not more than approximately ____% of the mortgage loans in the applicable group.

If the _______, _______, ________,  _________,  ________, _________ or _________
residential real estate markets should experience an overall decline in property values or a catastrophic event occurs in these areas after the dates of origination of the mortgage loans, the rates of losses on the mortgage loans would be expected to increase, and could increase substantially. Because of the concentration of mortgage loans in these states, those types of problems may have a greater effect on your certificates than if borrowers and mortgaged properties were more spread out in different geographic areas.

Violations of consumer protection laws may result in losses.

     Applicable state laws generally regulate interest rates and other charges and require specific disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

     The mortgage loans are also subject to federal laws including:

          o the federal Truth in Lending Act and Regulation Z promulgated under the Truth in Lending Act, which require particular disclosures to the borrowers regarding the terms of the mortgage loans;

          o the Equal Credit Opportunity Act and Regulation B promulgated under the Equal Credit Opportunity Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

          o the Americans with Disabilities Act, which, among other things, prohibits discrimination on the basis of disability in the full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of any place of public accommodation;

          o    the  Fair  Credit  Reporting  Act,  which  regulates  the use and
               reporting  of  information   related  to  the  borrower's  credit
               experience; and

          o the Fair Debt Collections Practices Act, which provides various consumer protections to borrowers and imposes certain restrictions on debt collectors in connection with the collection of mortgage loans and other debts.

     Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the trust fund, as owner of the mortgage loans, to damages and administrative enforcement.

The offered certificates are not suitable investments for all investors.

     The offered certificates are not suitable investments for any investor that requires a regular or predictable schedule of payments or payment on a specific date. The offered certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risks, the tax consequences of an investment, and the interaction of these factors.

                                THE MORTGAGE POOL

General

     Unless otherwise indicated, information presented herein under "The Mortgage Pool" expressed as percentages (other than rates of interest) are approximate percentages based on the Stated Principal Balances of the Loans (as defined below) as of the Cut-off Date (as defined below).

     The mortgage pool will consist of adjustable rate and fixed rate mortgage loans divided into two groups: Group I and Group II. Group I will consist of fixed rate mortgage loans (the "Group I Loans") and Group II will consist of adjustable rate mortgage loans (the "Group II Loans" and, collectively with the Group I Loans, the "Loans"). Group I will include mortgage loans secured by first and second liens on one- to four-family dwellings (each, a "Residential Loan") and on multi-family properties and structures which contain both residential dwelling units and space used for retail, professional or other commercial uses (each, a "Mixed Use Loan"). Group II will include only Residential Loans secured by first liens. The Loans were generally originated or acquired in accordance with underwriting guidelines that are less stringent than Fannie Mae and Freddie Mac guidelines.

     Residential Loans secured by one- to four-family detached dwellings represent approximately ____% of the Loans in Group I and approximately ____% of the Loans in Group II. Mixed Use Loans represent approximately ____% of the Group I Loans and ____% of the Group II Loans. All of the Loans are evidenced by promissory notes (the "Mortgage Notes").

     Equity One ABS, Inc. (the "Depositor") will purchase the Loans from _____, ______ , ______ , ______ , and ______ (each a "Seller" and, collectively, the "Sellers"), pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________, ____ (the "Cut-off Date") among the Sellers, Equity One, Inc. (the "Servicer"), the Depositor and ___________ (the "Trustee"). The Sellers will treat this transaction as a sale under applicable law, however, for financial reporting purposes the Sellers will treat this transaction as the incurrence of debt by the Sellers, which debt will be evidenced by the Certificates. The Depositor will then convey the Loans, without recourse, to the Trustee for the benefit of the holders of the Mortgage Pass-Through Certificates, Series ____-_ (the "Certificates").

     The Certificates will consist of the Class AF-_ Certificates, the Class AF-__ Certificates, the Class AF-_ Certificates, the Class AF-_ Certificates (collectively, the "Class AF Certificates"), the Class AV-_ Certificates, the Class A-IO Certificates, the Class X Certificates and the Class R Certificates. We are offering the Class AF Certificates, the Class A-IO Certificates and the Class AV-_ Certificates (collectively, the "Offered Certificates") pursuant to this prospectus supplement; we are not offering the Class X Certificates or the Class R Certificates for sale to investors.

     Under the Pooling and Servicing Agreement, the Sellers will make representations, warranties and covenants to the Depositor relating to, among other things, the due execution and enforceability of the Pooling and Servicing Agreement and characteristics of the Loans. Subject to the limitations described below under "--Sale of the Loans," the Sellers will be obligated to repurchase or substitute a similar mortgage loan for any Loan as to which there exists deficient documentation or an uncured material breach of any representation, warranty or covenant. The Sellers will represent and warrant to the Depositor in the Pooling and Servicing Agreement that they selected the Loans from among the outstanding loans in their portfolios as to which the representations and warranties set forth in the Pooling and Servicing Agreement can be made and that they did not make this selection in a manner that would adversely affect the interests of ______________ (the "Certificate Insurer") or the certificateholders. See "Loan Program--Representations by Sellers; Repurchases" in the accompanying Prospectus. Under the Pooling and Servicing Agreement, the Depositor will convey all its right, title and interest in and to the Sellers' representations, warranties and covenants, including the Sellers' repurchase obligation, to the Trustee for the benefit of the Certificate Insurer and the certificateholders. The Depositor will make no representations or warranties with respect to the Loans and will have no obligation to repurchase or substitute Loans with deficient documentation or which are otherwise defective. The Sellers are selling the Loans without recourse and will have no obligation with respect to the Certificates in their capacity as Sellers other than the repurchase obligation described above. The obligations of Equity One, Inc., as Servicer, with respect to the Certificates are limited to the Servicer's contractual servicing obligations under the Pooling and Servicing Agreement.

     Information with respect to the Loans expected to be included in the mortgage pool is set forth below. Prior to _________, _____ (the "Closing Date"), Loans may be removed from the mortgage pool and other Loans may be substituted therefor. The Depositor believes that the information set forth herein under "The Mortgage Pool" with respect to the mortgage pool as presently constituted is representative of the characteristics of the mortgage pool and each loan group as they will be constituted at the Closing Date, although some characteristics of the Loans in the mortgage pool may vary. Information regarding FICO scores is presented for informational purposes only.

     "Stated Principal Balance" means as to any Loan and Due Date, the unpaid principal balance of that Loan as of that Due Date, as specified in the amortization schedule at the time relating thereto, before any adjustment to that amortization schedule by reason of any moratorium or similar waiver or grace period, after giving effect to any previous partial prepayments and Liquidation Proceeds allocable to principal, other than with respect to any Liquidated Loan, received and to the payment of principal due on that Due Date and irrespective of any delinquency in payment by the related borrower.

     As of any Distribution Date,

          o the "Group I Principal Balance" equals the aggregate of the Stated Principal Balances of the Group I Loans,

          o the "Group II Principal Balance" equals the aggregate of the Stated Principal Balances of the Group II Loans, and

          o the "Pool Principal Balance" with respect to any Distribution Date equals the sum of the Group I Principal Balance and the Group II Principal Balance.

     As of the close of business on the Cut-off Date,

          o    the  aggregate  of the Stated  Principal  Balances of the Group I
               Loans  was  $_______   (the   "Cut-off  Date  Group  I  Principal
               Balance"),

          o    the  aggregate of the Stated  Principal  Balances of the Group II
               Loans  was  $_______   (the  "Cut-off  Date  Group  II  Principal
               Balance"), and

          o the sum of the Cut-off Date Group I Principal Balance and the Cut-off Date Group II Principal Balance was $_______ (the "Cut-off Date Pool Principal Balance").

     Loans with balloon payments ("Balloon Loans") provide for payment based on the amortization of the amount financed over a series of substantially equal monthly payments over approximately [180] to [360] months, with a significantly greater payment due at the stated maturity. As of the Cut-off Date, approximately _____% of the Group I Loans and ____% of the Group II Loans were Balloon Loans. Balloon Loans may involve a greater degree of risk than loans which are fully amortizing because the ability of a borrower to make a balloon payment typically will depend upon the ability of the borrower to either timely refinance the loan or sell the related mortgaged property.

     All of the Loans provide for payments due on a set day, but not necessarily the first day, of each month (the "Due Date"). The Loans to be included in the mortgage pool were originated or acquired by the Sellers substantially in accordance with the Sellers' underwriting criteria for mortgage loans, described herein under "The Mortgage Pool--Underwriting Standards" and under "Loan Program" in the Prospectus.

     Scheduled monthly payments made by the borrowers on the Loans ("Scheduled Payments") either earlier or later than the scheduled Due Dates thereof will not affect the amortization schedule or the relative application of those payments to principal and interest. All of the Loans provide for the actuarial accrual of interest. All of the Loans provide for a grace period of 15 days for monthly payments, as required by applicable law. All of the Loans may be prepaid in full or in part at any time, approximately _____% of the Group I Loans and approximately _____% of the Group II Loans without penalty.

     Each Group I Loan was originated on or after _______, ____ and each Group II Loan was originated on or after _______,____.

     The latest stated maturity date of any Group I Loan is _______, _____ and of any Group II Loan is _______, _____. The earliest stated maturity date of any Group I Loan is _______, _____ and of any Group II Loan is _______, _____.

     As of the Cut-off Date, approximately _____% and _____% of the Group I Loans and Group II Loans, respectively, were 30 to 59 days delinquent and approximately _____% and _____% of the Group I Loans and Group II Loans, respectively, were 60 to 89 days delinquent.

     No Loan had a Loan-to-Value Ratio at origination of more than _____%. The weighted average Loan-to-Value Ratio of the Group I Loans at origination was approximately _____% and of the Group II Loans at origination was approximately _____%.

     The weighted average of the FICO scores (issued by the Fair Isaac Credit Bureau with a higher score generally signifying a better credit history) obtained by the Sellers at origination for each borrower on the Group I Loans and Group II Loans were approximately ____ and ____, respectively. The original FICO scores for approximately _____% of the Group I Loans are unknown.

     The "Loan-to-Value Ratio" of a Loan is the fraction, expressed as a percentage, the numerator of which is the principal balance of the Loan at the date of origination and the denominator of which is the Collateral Value of the related mortgaged property.

     The "Collateral Value" of a mortgaged property, other than with respect to Loans that were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of

          o the appraised value based on an appraisal obtained by the originator from an independent fee appraiser at the time of the origination of the related Loan, and

          o if the Loan was originated either in connection with the acquisition of the mortgaged property by the borrower or within one year after acquisition of the mortgaged property by the borrower, the purchase price paid by the borrower for the mortgaged property.

In the case of Refinance Loans, the Collateral Value is the appraised value of the mortgaged property based upon the appraisal obtained at the time of refinancing.

     None of the Loans is subject to the Home  Ownership  and Equity  Protection
Act.

Mortgage Rate Adjustment of the Group II Loans

     All of the Group II Loans have adjustable mortgage rates. All of the Group II Loans provide for semi-annual adjustment of the related mortgage rate based on Six-Month LIBOR (as defined below), as specified in the related Mortgage Note, and for corresponding adjustments to the monthly payment due thereon, in each case on each adjustment date applicable thereto (each, an "Adjustment Date"). However, the first such adjustment for approximately _____% and _____% of the Group II Loans (by principal balance) will occur after an initial period of two or three years, respectively, following origination. On each Adjustment Date for each Group II Loan, the mortgage rate thereon will be adjusted to equal the sum of Six-Month LIBOR and a fixed percentage amount (the "Margin"). The mortgage rate on each Group II Loan will not increase or decrease by more than a specified percentage (the "Initial Rate Cap") on the first Adjustment Date for such Group II Loan. In addition, the mortgage rate will not increase or decrease by more than a specified percentage (the "Periodic Rate Cap") on each subsequent Adjustment Date. As of the Cut-off Date, ____% of the Group II Loans had reached their first Adjustment Date.

     The mortgage rate on a Group II Loan may not exceed the maximum rate set forth in the related Mortgage Note (the "Maximum Mortgage Rate"), or be less than the minimum rate set forth on the related Mortgage Note (the "Minimum
Mortgage Rate"). The Maximum Mortgage Rates on the Group II Loans range from _____% to _____%, with a weighted average Maximum Mortgage Rate as of the Cut-off Date of approximately _____%. The Minimum Mortgage Rates on the Group II Loans range from _____% to _____%, with a weighted average Minimum Mortgage Rate as of the Cut-off Date of approximately _____%.

     Effective with the first monthly payment due on each Group II Loan after each related Adjustment Date, the monthly payment amount is adjusted to an amount that will fully amortize the outstanding principal balance of the related Group II Loan over its remaining term, and pay interest at the adjusted mortgage rate. ____% of the Group II Loans permits the related mortgagor to convert the adjustable mortgage rate thereon to a fixed mortgage rate.

     The interest rate index for all of the Group II Loans is a per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks ("Six-Month LIBOR") as published in The Wall Street Journal and as most recently available on the first business day of the month prior to each Adjustment Date.

     The following section, "Mortgage Pool Tables," sets forth in tabular format information, as of the Cut-off Date, relating to all Loans in the aggregate as well as the Loans in each of Group I and Group II separately. The sum of the columns in the tables below may not equal the total indicated due to rounding.

Mortgage Pool Tables

     Aggregate Pool of Loans

                               Mortgage Rates (1)
                               ------------------

                                 Number of            Aggregate Principal             Percent of Pool
Mortgage Rate (%)               Mortgage Loans        Balance Outstanding         (by principal balance)
- --------------------------    -------------------    ----------------------      ------------------------






- --------------------------    -------------------    ----------------------      ------------------------
Total                                                                                   100.00%
                              ===================    ======================      ========================

- ----------

(1) As of the Cut-off Date, the weighted average mortgage rate of the Loans was approximately ____%

                    Cut-off Date Loan Principal Balances (1)
                    ----------------------------------------

Cut-off Date Loan                 Number of           Aggregate Principal             Percent of Pool
Principal Balance ($)           Mortgage Loans        Balance Outstanding         (by principal balance)
- --------------------------    -------------------    ----------------------      ------------------------





- --------------------------    -------------------    ----------------------      ------------------------
Total                                                                                   100.00%
                              ===================    ======================      ========================

- ----------
(1)  As  of  the  Cut-off  Date,   the  average  Loan   principal   balance  was
     approximately $_______.

                                 FICO Scores (1)
                                 ---------------

                                  Number of           Aggregate Principal            Percent of Pool
FICO Score                      Mortgage Loans        Balance Outstanding        (by principal balance)
- --------------------------    -------------------    ----------------------      ------------------------







- --------------------------    -------------------    ----------------------      ------------------------
Total                                                                                   100.00%
                              ===================    ======================      ========================

- ----------
(1) FICO scores listed represent the FICO score obtained by the Sellers at origination for each borrower on the Loans.

                 State Distribution of Mortgaged Properties (1)
                 ----------------------------------------------

                                   Number of          Aggregate Principal             Percent of Pool
State                            Mortgage Loans       Balance Outstanding         (by principal balance)
- --------------------------    -------------------    ----------------------      ------------------------






- --------------------------    -------------------    ----------------------      ------------------------
Total                                                                                   100.00%
                              ===================    ======================      ========================

- ----------
(1) No more than approximately ____% of the Loans are secured by mortgaged properties located in any one postal zip code area.

                               Occupancy Types (1)
                               -------------------

                                                  Number of               Aggregate Principal             Percent of Pool
Occupancy Type                                 Mortgage Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
Owner Occupied
Non-Owner Occupied
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) Based upon representations of the related borrowers at the time of origination.




                         Remaining Terms to Maturity (1)
                         -------------------------------

Remaining Term                                    Number of               Aggregate Principal             Percent of Pool
to Maturity (Months)                           Mortgage Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
  1 - 12
 13 - 24
 25 - 36
 37 - 48
 49 - 60
 61 - 72
 73 - 84
 85 - 96
 97 - 108
109 - 120
121 - 132
133 - 144
145 - 156
157 - 168
169 - 180
181 - 192
193 - 204
205 - 216
217 - 228
229 - 240
253 - 264
265 - 276
277 - 288
289 - 300
313 - 324
325 - 336
337 - 348
349 - 360
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Loans was approximately ___ months.

                             Documentation Types (1)
                             -----------------------

                                                  Number of               Aggregate Principal             Percent of Pool
Documentation                                  Mortgage Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
Full Doc
SI
AIV
Lite Doc
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                          100.00%
                                            ======================      ========================      ========================

- ----------
(1)  See  "Specific  Underwriting   Criteria;   Underwriting  Programs"  in  the
     Prospectus for a description of the Sellers' documentation programs.



                            Loan-to-Value Ratios (1)
                            ------------------------

                                                  Number of               Aggregate Principal             Percent of Pool
Loan-to-Value Ratio (%)                        Mortgage Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
  5.001 -  10.000
10.001 -  15.000
15.001 -  20.000
20.001 -  25.000
25.001 -  30.000
30.001 -  35.000
35.001 -  40.000
40.001 -  45.000
45.001 -  50.000
50.001 -  55.000
55.001 -  60.000
60.001 -  65.000
65.001 -  70.000
70.001 -  75.000
75.001 -  80.000
80.001 -  85.000
85.001 -  90.000
90.001 -  95.000
95.001 - 100.000
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1)  At time of origination.

                                Credit Grades (1)
                                -----------------

                                                  Number of               Aggregate Principal             Percent of Pool
Credit Grade                                   Mortgage Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
A
B
C
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1)  See  "Specific  Underwriting   Criteria;   Underwriting  Programs"  in  the
     Prospectus for a description of the Sellers' underwriting programs.

     Group I Loans (Fixed Rate Loans)


                               Mortgage Rates (1)
                               ------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal              Group I Loans
Mortgage Rate (%)                               Group I Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------





- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the weighted average mortgage rate of the Group I Loans was approximately ____%.

                Cut-off Date Group I Loan Principal Balances (1)
                ------------------------------------------------

Cut-off Date                                                                                                Percent of
Group I Loan                                      Number of               Aggregate Principal              Group I Loans
Principal Balance ($)                           Group I Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------





- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the average Group I Loan principal balance was approximately $_________.

                                 FICO Scores (1)
                                 ---------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal              Group I Loans
FICO Score                                      Group I Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------






- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) FICO scores listed represent the FICO score obtained by the Sellers at origination for each borrower on the Group I Loans.

                 State Distribution of Mortgaged Properties (1)
                 ----------------------------------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal              Group I Loans
State                                           Group I Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------

















- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                   100.00%
                                            ======================      ========================      ========================

- ----------
(1) No more than approximately ____% of the Group I Loans are secured by mortgaged properties located in any one postal zip code area.

                               Occupancy Types (1)
                               -------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal              Group I Loans
Occupancy Type                                  Group I Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
Owner Occupied
Non-Owner Occupied
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------

(1) Based upon representations of the related borrowers at the time of origination.



                         Remaining Terms to Maturity (1)
                         -------------------------------

                                                                                                            Percent of
Remaining Term                                    Number of               Aggregate Principal              Group I Loans
to Maturity (Months)                            Group I Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
  1 -  12
 13 -  24
 25 -  36
 37 -  48
 49 -  60
 61 -  72
 73 -  84
 85 -  96
 97 - 108
109 - 120
121 - 132
133 - 144
145 - 156
157 - 168
169 - 180
181 - 192
193 - 204
205 - 216
217 - 228
229 - 240
253 - 264
265 - 276
277 - 288
289 - 300
313 - 324
325 - 336
337 - 348
349 - 360
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------

(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Group I Loans was approximately ___ months.

                             Documentation Types (1)
                             -----------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal              Group I Loans
Documentation                                   Group I Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
Full Doc
SI
Lite Doc
AIV
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1)  See  "Specific  Underwriting   Criteria;   Underwriting  Programs"  in  the
     Prospectus for a description of the Sellers' documentation programs.


                            Loan-to-Value Ratios (1)
                            ------------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal              Group I Loans
Loan-to-Value Ratio (%)                         Group I Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
 5.001 -  10.000
10.001 -  15.000
15.001 -  20.000
20.001 -  25.000
25.001 -  30.000
30.001 -  35.000
35.001 -  40.000
40.001 -  45.000
45.001 -  50.000
50.001 -  55.000
55.001 -  60.000
60.001 -  65.000
65.001 -  70.000
70.001 -  75.000
75.001 -  80.000
80.001 -  85.000
85.001 -  90.000
90.001 -  95.000
95.001 - 100.000
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1)  At time of origination.

                                Credit Grades (1)
                                -----------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal              Group I Loans
Credit Grade                                    Group I Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
A
B
C
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1)  See  "Specific  Underwriting   Criteria;   Underwriting  Programs"  in  the
     Prospectus for a description of the Sellers' underwriting programs.

         Group II Loans (Adjustable Rate Loans)


                           Current Mortgage Rates (1)
                           --------------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Current Mortgage Rate (%)                      Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------











- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the weighted average current mortgage rate of the Group II Loans was approximately ____%.

               Cut-off Date Group II Loan Principal Balances (1)
               -------------------------------------------------

Cut-off Date                                                                                                Percent of
Group II Loan                                     Number of               Aggregate Principal             Group II Loans
Principal Balance ($)                          Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------


















- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the average Group II Loan principal balance was approximately $________.

                                 FICO Scores (1)
                                 ---------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
FICO Score                                     Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------












- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) FICO scores listed represent the FICO score obtained by the Sellers at origination for each borrower on the Group II Loans.

                 State Distribution of Mortgaged Properties (1)
                 ----------------------------------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
State                                          Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------




















- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) No more than approximately ____% of the Group II Loans are secured by mortgaged properties located in any one postal zip code area.

                               Occupancy Types (1)
                               -------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Occupancy Type                                 Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
Owner Occupied
Non-Owner Occupied
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) Based upon representations of the related borrowers at the time of origination.




                         Remaining Terms to Maturity(1)
                         ------------------------------

                                                                                                            Percent of
Remaining Term                                    Number of               Aggregate Principal             Group II Loans
to Maturity (Months)                           Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------


- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Group II Loans was approximately ___ months.




                             Documentation Types (1)
                             -----------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Documentation                                  Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
Full Doc
AIV
SI
Lite Doc
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1)  See  "Specific  Underwriting   Criteria;   Underwriting  Programs"  in  the
     Prospectus for a description of the Sellers' documentation programs.

                            Loan-to-Value Ratios (1)
                            ------------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Loan-to-Value Ratio (%)                        Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
20.001 -  25.000
25.001 -  30.000
30.001 -  35.000
35.001 -  40.000
45.001 -  50.000
50.001 -  55.000
55.001 -  60.000
60.001 -  65.000
65.001 -  70.000
70.001 -  75.000
75.001 -  80.000
80.001 -  85.000
85.001 -  90.000
90.001 -  95.000
95.001 - 100.000
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1)  At time of origination.



                                             Credit Grades (1)
                                             -----------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Credit Grade                                   Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
A
B
C
- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1)  See  "Specific  Underwriting   Criteria;   Underwriting  Programs"  in  the
     Prospectus for a description of the Sellers' underwriting programs.



                                             Initial Rate Caps
                                             -----------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Initial Rate Cap (%)                           Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------

- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

                               Periodic Rate Caps
                               ------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Periodic Rate Cap (%)                          Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------


- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================






                           Maximum Mortgage Rates (1)
                           --------------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Maximum Mortgage Rate (%)                      Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------

















- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group II Loans was approximately ____%.

                           Minimum Mortgage Rates (1)
                           --------------------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Minimum Mortgage Rate (%)                      Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------











- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the weighted average Minimum Mortgage Rate of the Group II Loans was approximately ____%.





                                Gross Margins (1)
                                -----------------

                                                                                                            Percent of
                                                  Number of               Aggregate Principal             Group II Loans
Gross Margin (%)                               Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------









- --------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the weighted average gross margin of the Group II Loans was approximately ______%.

                       Months to Next Adjustment Date (1)
                       ----------------------------------

                                                                                                            Percent of
Months to Next                                    Number of               Aggregate Principal             Group II Loans
Adjustment Date                                Group II Loans             Balance Outstanding         (by principal balance)
- --------------------------------------      ----------------------      ------------------------      ------------------------
 1 -  6
 7 - 12
13 - 18
19 - 24
25 - 30
31 - 36
- -------------------------------------      ----------------------      ------------------------      ------------------------
Total                                                                                                           100.00%
                                            ======================      ========================      ========================

- ----------
(1) As of the Cut-off Date, the weighted average number of months to the next adjustment date for the Group II Loans was approximately __ months.

Sale of the Loans

     Pursuant to the Pooling and Servicing Agreement, the Depositor on the Closing Date will convey without recourse to the Trustee in trust for the benefit of the certificateholders all right, title and interest of the Depositor in and to each Loan and all right, title and interest in and to all other assets included in the trust fund as of the Closing Date, including all principal and interest received on or with respect to the Loans after the Cut-off Date, exclusive of principal and interest due on or prior to the Cut-off Date.

     In connection with the conveyance of each of the Loans and pursuant to the requirements of the Pooling and Servicing Agreement, the Depositor or the Seller(s), as the case may be, will deliver or cause to be delivered to the Trustee, or a custodian for the Trustee, among other things,

          o the Mortgage Note (and any modification or amendment thereto) endorsed to the Trustee without recourse,

          o the original instrument creating a first or second lien on the related mortgaged property (the "Mortgage") with evidence of recording indicated thereon,

          o the title policy with respect to the related mortgaged property (except for any title policies not returned from the title agent, which will be delivered to the Trustee as soon as the same are available to the Depositor),

          o if applicable, all recorded intervening assignments of the Mortgage and any riders or modifications to the Mortgage Note and Mortgage (except for any documents not returned from the public recording office, which will be delivered to the Trustee as soon as the same are available to the Depositor), and

          o an original recorded assignment of the Mortgage to the Trustee, once returned from the public recording office (the items listed in this bullet and the four bullets above are collectively referred to as the "Mortgage File").

     The Trustee will review each Mortgage File within 90 days of the Closing Date or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date. If any document in a Mortgage File is found to be missing or defective in a material respect and the related Seller does not cure the defect within 90 days of notice thereof from the Trustee, or within a longer period not to exceed 2 years after the Closing Date, as provided in the Pooling and Servicing Agreement, in the case of missing documents not returned from the public recording office, that Seller will be obligated to repurchase the related Loan from the trust fund. Rather than repurchase the Loan as provided above, a Seller may remove the Loan (a "Deleted Loan") from the trust fund and substitute in its place another mortgage loan (a "Replacement Loan"). However, substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the Trustee to the effect that the substitution will not disqualify any REMIC or result in a prohibited transaction tax under the Internal Revenue Code of 1986, as amended (the "Code").

     Any Replacement Loan generally will, on the date of substitution, among other characteristics set forth in the Pooling and Servicing Agreement,

          o have a Stated Principal Balance not in excess of, and not more than ___% less than, the Stated Principal Balance of the Deleted Loan (the Stated Principal Balances to be measured as of the respective Due Dates in the month of substitution, and the amount of any shortfall to be deposited by the related Seller in the Certificate Account and held for distribution to the certificateholders on the related Distribution Date (a "Substitution Adjustment Amount")),

          o have a mortgage rate not lower than, and not more than ___% per annum higher than, that of the Deleted Loan,

          o    have a  Loan-to-Value  Ratio not higher  than that of the Deleted
               Loan,

          o    have a  debt-to-income  ratio no higher  than that of the Deleted
               Loan,

          o have been originated pursuant to the same underwriting standards as the Deleted Loan,

          o have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Loan, and

          o comply with all of the representations and warranties set forth in the Pooling and Servicing Agreement, as of the date of substitution.

This cure, repurchase or substitution obligation constitutes the sole remedy available to certificateholders or the Trustee for omission of, or a material defect in, a Loan document.

Underwriting Standards

     The following is a description of the underwriting procedures customarily employed by Sellers with respect to mortgage loans.

     Each Seller produces its mortgage loans through its retail origination network of loan officers and managers. Each Seller also produces mortgage loans through a wholesale network of mortgage brokers and other entities located throughout the United States. Prior to the funding of any mortgage loan, each Seller underwrites the related mortgage loan in accordance with the underwriting standards that have been established by the Servicer and are consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans (the "Equity One Standards"). All Loans to be included in the mortgage pool have been or will be underwritten by Equity One's Central Credit office in accordance with the Equity One Standards.

     Through its bulk purchase program, each Seller also purchases mortgage loans that have been originated and closed by other lenders. The Sellers purchase these mortgage loans in blocks ranging from $_______ to $_______. Prior to funding any bulk purchase, each loan package is underwritten in accordance with the Equity One Standards. Bulk purchased loans represent approximately ____% and ____% of the Group I Loans and Group II Loans, respectively, as of the Cut-off Date.

     The Equity One Standards are primarily intended to evaluate the value and adequacy of the mortgaged property as collateral for the proposed mortgage loan, but also take into consideration the borrower's credit standing and repayment ability. The Equity One Standards typically differ from, and, with respect to a substantial number of the Loans, are generally less stringent than, the underwriting standards established by Fannie Mae and Freddie Mac, primarily with respect to original principal balances, mortgagor income, credit history, required documentation, mortgage rates, and property types. To the extent the Equity One Standards are different from the underwriting standards of Fannie Mae or Freddie Mac, the performance of the Loans thereunder may reflect higher delinquency rates and credit losses.

     Mortgage loans are originated or purchased under the Equity One Standards through underwriting programs designated as Grade A Credits, Grade B Credits or Grade C Credits. See "Specific Underwriting Criteria; Underwriting Programs" and "Summary of Underwriting Requirements by Program" in the Prospectus.

     The Group I Loans consist of approximately ____% Grade A Credits Loans, approximately ____% Grade B Credits Loans and approximately ____% Grade C
Credits Loans as of the Cut-off Date. The Group II Loans consist of approximately ____% Grade A Credits Loans, approximately ____% Grade B Credits Loans and approximately ____% Grade C Credits Loans as of the Cut-off Date.

     These underwriting programs and their underwriting criteria may change from time to time. In addition, on a case-by-case basis, loans may be made to borrowers not strictly qualifying under the specific criteria of an underwriting program. Deviations from the specific criteria of an underwriting program are permitted to reflect compensating factors such as local economic trends, real estate valuations and other credit factors specific to each loan application and/or each portfolio acquired, but the Equity One Standards do not include any specific formula or assign any specific weight to compensating factors for purposes of these determinations. We expect that some of the Loans in each of Group I and Group II will have been originated based on those types of underwriting exceptions. Overall, the Sellers' goal is to maintain the integrity of these underwriting programs while simultaneously providing lending officers and corresponding networks with the flexibility to consider the specific circumstances of each loan.

     Under the Equity One Standards, Sellers must use the Full Doc, the Lite Doc, the SI or the AIV loan documentation program to verify a borrower's income. The Lite Doc, SI and AIV loan documentation programs are all forms of "non-income verifiable" or "NIV" programs. See "Specific Underwriting Criteria; Underwriting Programs" in the Prospectus.

     As of the Cut-off Date, approximately ____% and ____% of the Group I Loans and Group II Loans, respectively, have been underwritten pursuant to the Full Doc program and approximately ____% and ____% of the Group I Loans and Group II Loans, respectively, have been underwritten pursuant to either the Lite Doc, SI or AIV programs. Approximately ____% and ____% of the Group I Loans and Group II Loans, respectively, were underwritten pursuant to the SI program without documentation.

     The Equity One Standards require an independent appraisal that conforms to Fannie Mae standards of each mortgaged property securing each mortgage loan in excess of $15,000. All Loans in the mortgage pool have independent appraisals on the related mortgaged properties. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. Every independent appraisal is reviewed by a representative of the related Seller before the mortgage loan is funded, except appraisals relating to mortgages acquired through bulk purchases. The maximum loan amount varies depending upon a borrower's credit grade. Variations in maximum loan amount limits are permitted based on compensating factors. Maximum loan amounts for mortgage loans underwritten pursuant to the SI or AIV programs generally do not exceed $500,000.

     Title insurance has been obtained on all Loans in the mortgage pool. To the best of the Servicer's knowledge, the improvements on each mortgaged property securing a Loan in the mortgage pool are covered by hazard insurance with extended coverage in an amount at least equal to the lesser of (1) the principal balance of the Loan, and (2) the maximum insurable value of the improvements on the mortgaged property.

                               SERVICING OF LOANS

General

     The Servicer will service the Loans in accordance with the terms set forth in the Pooling and Servicing Agreement. The Servicer may perform any of its obligations under the Pooling and Servicing Agreement through one or more sub-servicers. Notwithstanding any sub-servicing arrangement, the Servicer will remain liable for its servicing duties and obligations under the Pooling and Servicing Agreement as if the Servicer alone were servicing the Loans. As of the Closing Date, the Servicer does not intend to service the Loans with sub-servicing arrangements.

     The Sellers have provided the information set forth in the following sections through and including the section captioned "Foreclosure, Delinquency and Loss Experience."

The Servicer

     Equity One, Inc. ("Equity One"), a Delaware corporation and a wholly-owned operating subsidiary of Popular North America, Inc., a Delaware corporation, will act as the Servicer of the Loans pursuant to the Pooling and Servicing Agreement. Equity One is engaged primarily in the mortgage banking and consumer lending business, and in that capacity, originates, purchases, sells and services mortgage and consumer loans. Equity One is a Fannie Mae approved lender. It originates loans through a retail branch system and through loan brokers and correspondents nationwide. Equity One's loans are principally

          o first- and second-lien, fixed or adjustable rate mortgage loans secured by

               o    one- to four-family dwellings or

               o multi-family properties and structures which include both residential dwelling units and space used for retail, professional or other commercial uses, and

          o    secured or unsecured consumer loans.

     As of ________, ____, Equity One and its subsidiaries provided servicing for approximately ______ mortgage loans (including mortgage loans serviced for third parties) having an aggregate net unpaid principal balance of approximately $_________.

     The principal executive offices of Equity One are located at 400 Lippincott Drive, Marlton, NJ 08053. Its telephone number is (800) 461-8643. Equity One conducts operations from its headquarters in Marlton and, through subsidiaries, from offices throughout the nation.

Loan Servicing

     Equity One services substantially all of the mortgage loans originated or acquired by the Sellers, and also services mortgage loans for third parties like the trust fund to which the Sellers transfer mortgage loans originated or acquired by them from time to time. Equity One has established standard policies for the servicing and collection of mortgage loans. Servicing includes, but is not limited to, collecting and remitting mortgage loan payments, accounting for principal and interest, preparation of tax related information in connection with the mortgage loans, supervision of delinquent mortgage loans, making inspections as required of the mortgaged properties, loss mitigation efforts, foreclosure proceedings and, if applicable, the disposition of mortgaged properties, and generally administering the mortgage loans, for which it receives servicing fees.

Collection Procedures

     When a borrower fails to make a payment on a mortgage loan, the Servicer contacts the borrower in an attempt to get the borrower to cure the deficiency. Pursuant to its servicing procedures, the Servicer generally mails to the borrower a notice of intent to foreclose after the mortgage loan becomes 90 days past due (three payments due but not received). Within 45 days thereafter, if the mortgage loan remains delinquent, the Servicer will institute appropriate legal action to foreclose on the mortgaged property. The Servicer may terminate these foreclosure proceedings if the borrower cures the delinquency. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery on these mortgage loans, including any deficiencies.

     Once foreclosure is initiated, the Servicer uses a foreclosure tracking system to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the mortgaged property is located. During the foreclosure proceeding, the Servicer determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

     After foreclosure, the Servicer may liquidate the mortgaged property and charge-off the portion of the mortgage loan balance that was not recovered as part of Liquidation Proceeds. If foreclosed, the mortgaged property is sold at a public or private sale and may be purchased by the Servicer.

     Servicing and charge-off policies and collection practices may change over time in accordance with, among other things, the business judgment of the Servicer, changes in the servicing portfolio and applicable laws and regulations.

Foreclosure, Delinquency and Loss Experience

     The following table summarizes the delinquency and loss experience of mortgage loans owned and serviced by Equity One and its subsidiaries at or for the years specified therein. A mortgage loan is characterized as delinquent if the borrower has not paid the scheduled payment due by the due date. The table below discloses delinquency percentages of mortgage loans 60 days or more past due on a contractual basis and includes mortgage loans where the mortgage loan is in foreclosure or the borrower has filed for bankruptcy, but excludes mortgage loans which are real estate owned. You should not consider this information as a basis for assessing the likelihood, amount, or severity of delinquency or losses on the Loans, and no assurances can be given that the foreclosure experience presented in the first paragraph below the table will be indicative of the actual foreclosure experience on the Loans.

                          Loss and Delinquency Table(1)
                             (Dollars in Thousands)

                                                                               At or for the           At or for the
                            At or for the              At or for the            Nine Months             Nine Months
                        Year Ended November 30,    Year Ended November 30,    Ended August 31,       Ended August 31,
                        -----------------------    -----------------------    ----------------       ----------------
Portfolio Unpaid
Principal Balance(2)

Average Portfolio
Unpaid Principal
Balance(3)

60+ Days Delinquent(4)

Real Estate Owned(5)

Total Credit Losses(6)

- -------------------------------

(1) This table includes only mortgage loans owned and serviced by Equity One and its subsidiaries and real estate owned by Equity One and its subsidiaries.

(2) Portfolio Unpaid Principal Balance is the net amount of (a) principal to be paid on each mortgage loan, (b) loan origination fees, net of costs, (c) unearned interest and (d) other miscellaneous deferred charges and fees; and excludes the principal balance of each mortgage loan for which the related mortgaged property had been acquired through foreclosure or deed in lieu of foreclosure by that date.

(3) Average Portfolio Unpaid Principal Balances are calculated by summing monthly Portfolio Unpaid Principal Balances and dividing by the number of months summed (i.e., twelve (12) in the case of the annual figures and nine
     (9) in the case of the nine month figures).

(4) Delinquency percentages are calculated as the dollar amount of the unpaid principal balance of the mortgage loans that are delinquent divided by the Portfolio Unpaid Principal Balance. Delinquency percentages do not include the principal balance of mortgage loans as to which the related mortgaged property had been acquired through foreclosure or deed in lieu of foreclosure by that date. For the columns entitled, "At or for the Nine Months Ended August 31,

     ____" and "At or for the Nine Months Ended August 31, ____" only, delinquency percentages are calculated based on the number of days payments are contractually past due and assumes 30-day months. Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month.

(5) Real estate owned represents the aggregate estimated fair value of the properties acquired through foreclosure or deed in lieu of foreclosure.

(6) Total Credit Losses includes charge-offs of principal, net of subsequent recoveries, relating to mortgage loans written off as uncollectible and, beginning in 1999, initial write-downs of loans upon transfer to real estate owned. It does not include (a) subsequent write downs of real estate owned balances, (b) expenses associated with maintaining, repairing, and selling foreclosed properties and real estate owned and (c) losses (gains) on the disposition of real estate owned.

(7)  Annualized.

     Historically, a variety of factors, including the appreciation of real estate values, have limited the loss and delinquency experience on mortgage loans. There can be no assurance that factors beyond the Servicer's control, like national or local economic conditions or downturn in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

Servicing Compensation and Payment of Expenses

     The Servicer will be paid a monthly fee from interest collected with respect to each Loan, as well as from any Liquidation Proceeds from a Liquidated Loan that are applied to accrued and unpaid interest, equal to one-twelfth of the Stated Principal Balance of the Loan multiplied by the Servicing Fee Rate (the "Servicing Fee"). The "Servicing Fee Rate" for each Loan will equal ___% per annum.

     The "Adjusted Net Mortgage Rate" of any Loan is its mortgage rate, less the sum of the Servicing Fee Rate, the per annum rate on each Loan payable to the Trustee and the rate at which the Certificate Insurer's Monthly Premium accrues (aggregating approximately ___% per annum) and, in the case of any Group II Loan, an additional ___% per annum. The amount of the monthly Servicing Fee may also be adjusted with respect to prepaid Loans, as described herein under "--Adjustment to Servicing Fee in Connection with Certain Prepaid Loans."

     The Servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid in connection with any principal prepayment of a Loan subsequent to its Due Date in any Prepayment Period, which payment of interest is intended to cover the period on and after the Due Date ("Prepayment Interest Excess"), all late payment fees, assumption fees, prepayment penalties and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account. The Servicer is obligated to pay certain ongoing expenses associated with the Loans and incurred by the Trustee in connection with its responsibilities under the Pooling and Servicing Agreement.

Adjustment to Servicing Fee in Connection with Certain Prepaid Loans

     When a borrower prepays a Loan between Due Dates, the borrower only has to pay interest on the amount prepaid through the date of prepayment and not thereafter. If a borrower prepays a Loan in a particular group in whole or in part during any Prepayment Period on a date that is prior to the Loan's Due Date, the amount of interest that accrues on the amount of the prepayment will be less than the corresponding amount of interest accruing on the related class or classes of Certificates. Accordingly, there will be a shortfall in the amount of interest to be distributed to certificateholders of the related class with respect to those prepaid Loans.

     Pursuant to the Pooling and Servicing Agreement, the Servicing Fee for any month will be reduced, up to the full amount of the Servicing Fee, in order to pass through to certificateholders the interest to which they would be entitled in respect of each prepaid Loan in the group relating to that class on the related Distribution Date. If the amount of shortfalls in interest resulting from prepayments exceeds the amount of the Servicing Fee otherwise payable on the related Distribution Date, the amount of interest to which certificateholders will be entitled will be reduced by the amount of that excess. See "Description of the Certificates--Interest."

Advances

     Subject to the following limitations, the Servicer will be required to advance (each, an "Advance") prior to each Distribution Date, from its own funds or funds in the Certificate Account that are not Available Funds for that Distribution Date, an amount equal to

          o the aggregate of payments of principal and interest on the Loans, net of the Servicing Fee with respect to those Loans, which were due on the Due Date in the calendar month preceding the month of that Distribution Date and which were still delinquent on the Determination Date in the month of that Distribution Date, plus

          o interest on each Loan as to which the trust fund has acquired the related mortgaged property through foreclosure or deed-in-lieu of foreclosure ("REO Property").

     Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Offered Certificates rather than to guarantee or insure against losses. The Servicer only has to make Advances with respect to delinquent payments of principal of or interest on each Loan to the extent that the Advances are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Loan.

     If the Servicer decides on any Determination Date to make an Advance on a Loan, that Advance will be included with the distribution on the related Distribution Date to holders of Class AF Certificates, if the Advance was made on a Group I Loan, or holders of Class AV-_ Certificates, if the Advance was made on a Group II Loan. Failure by the Servicer to make an Advance required under the Pooling and Servicing Agreement with respect to the Offered Certificates will be an Event of Default thereunder, in which case the Trustee, acting in the capacity of servicer, or the successor servicer will be obligated to make that Advance, in accordance with the terms of the Pooling and Servicing Agreement.

                         DESCRIPTION OF THE CERTIFICATES

General

     The trust fund will issue the Certificates pursuant to the Pooling and Servicing Agreement. Set forth below are descriptions of the material terms and provisions pertaining to the issuance of the Certificates. When this document refers to particular provisions or terms used in the Pooling and Servicing Agreement, the actual provisions, including definitions of terms, are incorporated in this document by reference.

     The Mortgage Pass-Through Certificates, Series ____-_, will consist of the Class AF-_ Certificates, the Class AF-_ Certificates, the Class AF-_ Certificates, the Class AF-__ Certificates, the Class AV-_ Certificates, the Class A-IO Certificates, the Class X Certificates and the Class R Certificates. This document only offers the Class AF Certificates, the Class A-IO Certificates and the Class AV-_ Certificates. Each of the Class AF and Class AV-_ Certificates will have the initial Class Certificate Balance and will bear interest at the rate per annum set forth or described on the cover page hereof, subject to the applicable Net WAC Cap. However, the pass-through rates on the Class AF-__ Certificates and the Class AV-_ Certificates will increase in the circumstances described under "--Interest." The Class A-IO Certificates will have two non-separable payment components, the "Class A-IO-I Component" and the "Class A-IO-II Component." Each payment component of the Class A-IO Certificates will have the Notional Amount and will bear interest at the rate per annum set forth or described on the cover page hereof. Interest on the Offered Certificates will be subject to adjustment as described under "--Interest." The Class X Certificates and the Class R Certificates, which are not being offered hereby, may be sold at any time on or after the Closing Date in accordance with the Pooling and Servicing Agreement.

     The "Class Certificate Balance" of each class of Offered Certificates, other than the Class A-IO Certificates, as of any Distribution Date is the initial aggregate principal balance thereof reduced by all amounts previously distributed to holders of that class of Offered Certificates as payments of principal. The "Notional Amount" of

          o    the Class A-IO-I Component,

               o as of any Distribution Date prior to and including the Distribution Date in ___________, will be the lesser of

                    o the aggregate principal balance of the Group I Loans as of the first day of the related Due Period, and

                    o    $___________.

               o as of any Distribution Date after the Distribution Date in ___________, will be zero.

          o    the Class A-IO-II Component,

               o as of any Distribution Date prior to and including the Distribution Date in ___________, will be the lesser of

                    o the aggregate principal balance of the Group II Loans as of the first day of the related Due Period, and

                    o    $___________.

               o as of any Distribution Date after the Distribution Date in ___________, will be zero.

          o the Class A-IO Certificates, as of any Distribution Date, will be the sum of

               o the Notional Amount of the Class A-IO-I Component as of such Distribution Date, and

               o the Notional Amount of the Class A-IO-II Component as of such Distribution Date.

     The Class AF Certificates and the Class AV-_ Certificates will have an initial aggregate principal balance of approximately $_________ and will initially evidence in the aggregate a beneficial ownership interest of approximately 100% of the principal of the trust fund. The Class AF Certificates will have an initial aggregate principal balance of approximately $___________ and will initially evidence in the aggregate a beneficial ownership interest of approximately 100% of the principal of the Group I Loans. The Class AV-_ Certificates will have an initial aggregate principal balance of approximately $__________ and will initially evidence in the aggregate a beneficial ownership interest of approximately 100% of the principal of the Group II Loans. The Class A-IO Certificates will not have a principal balance but will accrue interest on an aggregate notional balance equal to their Notional Amount. The trust fund will initially issue the Offered Certificates in book-entry form.

Separate REMIC Structure

     For federal income tax purposes, the trust fund, other than the Spread Accounts and the Net WAC Cap Account, created by the Pooling and Servicing Agreement will include multiple segregated asset pools, each of which will be treated as a separate REMIC, creating a tiered REMIC structure. The Offered Certificates, excluding any associated rights to receive payments from the Net WAC Cap Account, will be designated as regular interests in a REMIC.

Book-Entry Certificates

     The  trust  fund  will  issue  the  Offered  Certificates  in one  or  more certificates that equal the aggregate initial Class Certificate Balance or Notional Amount of the relevant class of Certificates and which will be held by a nominee of The Depository Trust Company ("DTC"). Persons acquiring beneficial ownership interests in the Offered Certificates ("Beneficial Owners") will hold their Certificates indirectly through the book-entry facilities of DTC in the United States or Clearstream, Luxembourg, or the Euroclear System in Europe, if they are participants of those systems, or indirectly through participants of those systems. Investors may hold their beneficial interests in the Offered Certificates in minimum denominations representing an original principal amount of $25,000 and integral multiples of $1 in excess thereof. One investor of each class of the Offered Certificates may hold a beneficial interest therein that is not an integral multiple of $1. DTC has informed the Depositor that its nominee will be Cede & Co. ("Cede"). Accordingly, Cede is expected to be the holder of record of the Offered Certificates. Except as described in the Prospectus under "Description of the Certificates--Book-Entry Certificates," no Beneficial Owner of an Offered Certificate will be entitled to receive a physical certificate representing that Certificate (a "Definitive Certificate").

     Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Offered Certificates will be Cede, as nominee of DTC. Beneficial Owners of the Offered Certificates will not be "Certificateholders," as that term is used in the Agreement. Beneficial Owners are only permitted to exercise the rights of certificateholders directly through DTC and DTC participants. Monthly and annual reports on the trust fund provided to Cede, as nominee of DTC, may be made available to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the DTC participants to whose accounts the Offered Certificates of those Beneficial Owners are credited.

     For a description of the book-entry procedures generally applicable to the Offered Certificates, see "Description of the Securities--Book-Entry Registration of Securities" in the Prospectus. For information with respect to tax documentation procedures relating to the Certificates, see "Federal Income Tax Consequences" herein and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

Payments on Loans; Certificate and Distribution Accounts

     On or prior to the Closing Date, the Servicer will establish an account (the "Certificate Account") that will be maintained for the benefit of the Trustee on behalf of the certificateholders and the Certificate Insurer. Funds credited to the Certificate Account may be invested for the benefit and at the risk of the Servicer in Permitted Investments that are scheduled to mature on or prior to the business day preceding the next Distribution Date. "Permitted Investments" will be specified in the Pooling and Servicing Agreement and will be limited to the types of investments described in the Prospectus under "Credit Enhancement--Reserve Accounts."

     All payments in respect of principal and interest, net of the related Servicing Fee, on the Loans received by the Servicer subsequent to the applicable Cut-off Date, other than principal and interest due on the Loans on or before the applicable Cut-off Date, including Insurance Proceeds and Liquidation Proceeds, net of Liquidation Expenses, are required to be paid into the Certificate Account not later than the next Business Day following receipt thereof. The Servicer may retain as additional servicing compensation Prepayment Interest Excess, all late payment fees, assumption fees, prepayment penalties and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account.

     On or prior to the business day immediately preceding each Distribution Date, the Servicer will withdraw from the Certificate Account the amount of Distributable Funds with respect to that Distribution Date, and will deposit this amount in an account established and maintained by the Trustee for the benefit of the certificateholders and the Certificate Insurer (the "Distribution Account").

Distributions

     A. On each Distribution Date, the Trustee will distribute the following amounts from Class AF Distributable Funds (provided that the Trustee may only use any Insured Amounts for the items listed in clauses (4) and (5) below), to the extent available, to the parties and in the priorities indicated:

          (1) first, to the Certificate Insurer, the Certificate Insurer's Monthly Premium based on the aggregate Class Certificate Balance of the Class AF Certificates;

          (2)  second,   to  the  Trustee,   any  amounts  then  due  and  owing
representing fees and expenses of the Trustee based upon the aggregate Stated Principal Balance of the Group I Loans;

          (3) third, to the Servicer, an amount equal to the sum of (a) the Servicing Fee relating to the Group I Loans, except to the extent previously paid with permitted withdrawals from the Certificate Account, and

(b) any other amounts expended by the Servicer in connection with the Group I Loans and reimbursable thereto under the Pooling and Servicing Agreement but not previously reimbursed;

          (4) fourth, to the Class AF-_ Certificates, Class AF-_ Certificates, Class AF-_ Certificates, Class AF-__ Certificates and Class A-IO-I Component, the related Interest Distribution Amount, pro rata, based on the amount of interest which each such class or payment component is entitled to receive on that Distribution Date;

          (5) fifth, to the Class AF-_ Certificates, Class AF-_ Certificates, Class AF-_ Certificates, and Class AF-_ Certificates, sequentially in that order, the related Certificate Formula Principal Amount, until the Class Certificate Balance of each such class has been reduced to zero;

          (6) sixth, to the Certificate Insurer, any I&I Payments then due and owing except to the extent previously paid pursuant to clause B.(6) below;

          (7) seventh, to the Class AF-_ Certificates, Class AF-_ Certificates, Class AF-_ Certificates and Class AF-_ Certificates, sequentially in that order, the related Distributable Excess Spread, until the Class Certificate Balance of each such class has been reduced to zero;

          (8) eighth, for deposit into the Group I Spread Account, the Group I Spread Account Deposit Amount;

          (9) ninth, for deposit into the Net WAC Cap Account, the amount equal to (a) the Net WAC Cap Carryover relating to the Class AF-_ Certificates for that Distribution Date (the amount so deposited as limited by available funds, the "Class AF-_ Net WAC Cap Deposit Amount"), plus (b) the amount, if any, sufficient to increase the aggregate amount on deposit in the Net WAC Cap Account to $_____ after giving effect to any payments pursuant to clause C. below;

          (10) tenth, to the holders of the Class X Certificates, the amount required under the Pooling and Servicing Agreement; and

          (11) eleventh, to the holders of the Class R Certificates, any remaining amount.

     B. On each Distribution Date, the Trustee will distribute the following amounts from Class AV-_ Distributable Funds (provided that the Trustee may only use any Insured Amounts for the items listed in clauses (4) and (5) below), to the extent available, to the parties and in the priorities indicated:

          (1) first, to the Certificate Insurer, the Certificate Insurer's Monthly Premium based on the Class Certificate Balance of the Class AV-_ Certificates;

          (2)  second,   to  the  Trustee,   any  amounts  then  due  and  owing
representing fees and expenses of the Trustee based upon the aggregate Stated Principal Balance of the Group II Loans;

          (3) third, to the Servicer, an amount equal to the sum of (a) the Servicing Fee relating to the Group II Loans, except to the extent previously paid with permitted withdrawals from the Certificate Account, and (b) any other amounts expended by the Servicer in connection with the Group II Loans and reimbursable thereto under the Pooling and Servicing Agreement but not previously reimbursed;

          (4) fourth, to the Class AV-_ Certificates and Class A-IO-II Component, the related Interest Distribution Amount, pro rata, based on the amount of interest which each such class or payment component is entitled to receive on that Distribution Date;

          (5) fifth, to the Class AV-_ Certificates, the related Certificate Formula Principal Amount, until the Class Certificate Balance of the Class AV-_ Certificates has been reduced to zero;

          (6) sixth, to the Certificate Insurer, any I&I Payments then due and owing except to the extent previously paid pursuant to clause A.(6) above;

          (7) seventh, to the Class AV-_ Certificates, the related Distributable
Excess  Spread,   until  the  Class  Certificate   Balance  of  the  Class  AV-_
Certificates has been reduced to zero;

          (8) eighth, for deposit into the Group II Spread Account, the Group II Spread Account Deposit Amount;

          (9) ninth, for deposit into the Net WAC Cap Account, the amount equal to (a) the Net WAC Cap Carryover relating to the Class AV-__ Certificates for that Distribution Date (the amount so deposited as limited by available funds, the "Class AV-_ Net WAC Cap Deposit Amount"), plus (b) the amount, if any, sufficient to increase the aggregate amount on deposit in the Net WAC Cap Account to $_____ after giving effect to any payments pursuant to clause D. below;

          (10) tenth, to the holders of the Class X Certificates, the amount required under the Pooling and Servicing Agreement; and

          (11) eleventh, to the holders of the Class R Certificates, any remaining amount.

     C. On each Distribution Date, following all distributions and deposits made pursuant to clauses A. and B. above, the Trustee will distribute an amount equal to the lesser of (1) the Net WAC Cap Carryover relating to the Class AF-_ Certificates for that Distribution Date, if any, and (2) the Class AF-_ Net WAC Cap Deposit Amount for that Distribution Date, from the Net WAC Cap Account, to the holders of the Class AF-_ Certificates.

     D. On each Distribution Date, following all distributions and deposits made pursuant to clauses A., B. and C. above, the Trustee will distribute an amount equal to the lesser of (1) the Net WAC Cap Carryover relating to the Class AV-_ Certificates for that Distribution Date, if any, and (2) the Class AV-_ Net WAC Cap Deposit Amount for that Distribution Date, from the Net WAC Cap Account, to the holders of the Class AV-_ Certificates.

     E. On each Distribution Date, following all distributions and deposits made pursuant to clauses A., B., C. and D. above, the Trustee will distribute an amount from the Spread Accounts (to the extent of funds available in those accounts) to the Certificate Insurer equal to the sum of any payments made under the Policy plus any I&I Payments then due and owing, with each Spread Account funding a pro rata portion of such distribution based on the relative amounts on deposit in each such account prior to the distribution. After making any required payments to the Certificate Insurer and provided that the Weighted Average Overcollateralization Target Amount has been attained and is maintained, any Spread Account Excess in the Group I Spread Account and the Group II Spread Account will be distributed to the holders of the Class X Certificates.

     The Trustee will make distributions on the Certificates on the 25th day of each month, or if that day is not a business day, on the first business day thereafter, commencing on ________, ____ (each, a "Distribution Date"), to the persons in whose names (a) the Class AF-_ and Class AV-_ Certificates are registered at the close of business on the business day preceding that Distribution Date, and (b) the Class AF-_, Class AF-_, Class AF-_ and Class A-IO Certificates are registered at the close of business on the last business day of the calendar month immediately preceding that Distribution Date (or, with respect to the first Distribution Date and each such class, at the close of business on the Closing Date) (each, a "Record Date").

     Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of Certificates or who holds Certificates with an aggregate initial Certificate Balance or Notional Amount of $1,000,000 or more and who has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of that certificateholder at a bank or other depository institution having appropriate wire transfer facilities. However, the final distribution in retirement of the Certificates will be made only upon presentment and surrender of the Certificates at the Corporate Trust Office of the Trustee.

     On any Distribution Date, the amount available for distribution to the Class AF Certificates and the Class A-IO-I Component generally will equal the sum of

          o Available Funds relating to the Class AF Certificates and the Class A-IO-I Component, and

          o    any Insured Amounts for the Class AF  Certificates  and the Class
               A-IO-I  Component   (collectively,   "Class  AF-__  Distributable
               Funds").

     On any Distribution Date, the amount available for distribution to the Class AV-_ Certificates and the Class A-IO-II Component generally will equal the sum of

          o Available Funds relating to the Class AV-_ Certificates and the Class A-IO-II Component, and

          o any Insured Amounts for the Class AV-_ Certificates and the Class A-IO-II Component (collectively, "Class AV-__ Distributable Funds" and, together with Class AF Distributable Funds, "Distributable Funds").


     "Available Funds" with respect to any Distribution Date and either the Class AF Certificates and Class A-IO-I Component or the Class AV-_ Certificates and Class A-IO-II Component generally will be equal to the sum of

          o all scheduled installments of interest and principal on the Group I Loans, with respect to the Class AF Certificates and Class A-IO-I Component, or the Group II Loans, with respect to the Class AV-_ Certificates and Class A-IO-II Component (each, an "Applicable Group"), due on the Due Date in the calendar month preceding the month in which that Distribution Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof;

          o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Applicable Group, to the extent those proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts received and retained in connection with the liquidation of defaulted Loans in the Applicable Group, by foreclosure or otherwise (together with Insurance Proceeds, "Liquidation Proceeds") during the calendar month preceding the month of that Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any);

          o all partial or full prepayments received on Loans in the Applicable Group during the calendar month preceding the month of that Distribution Date (the "Prepayment Period"); and

          o amounts received with respect to that Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a Deleted Loan in the Applicable Group or a Loan in the Applicable Group repurchased by a Seller or the Servicer as of that Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed from the Certificate Account pursuant to the Pooling and Servicing Agreement.

Interest

     The "Pass-Through Rate" for each class of the Offered Certificates (other than the Class A-IO Certificates) is the lesser of: (i) the rate per annum set forth or described with respect to such class on the cover page hereof (the "Formula Rate"), except that with respect to any Distribution Date after the date on which the Servicer has the option to purchase, in whole, the Loans and the REO Property, if any, in the Trust Fund at that time, as described under the caption "--Optional Termination," the Formula Rate of the Class AF-_ Certificates shall increase to ____% per annum and the Formula Rate of the Class AV-_ Certificates shall increase to One-Month LIBOR plus ____%, and (ii) the applicable Net WAC Cap. The interest rate on the Class A-IO Certificates is not subject to the Net WAC Cap.

     The "Net WAC Cap" with respect to each Distribution Date is a rate equal to

          o with respect to the Class AF-_, Class AF-_ and Class AF-_ Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Group I Loans as of the first day of the related Interest Accrual Period, reduced by a percentage equal to the product of

               o    ____%, and

               o a fraction, the numerator of which is the Notional Amount of the Class A-IO-I Component for such Distribution Date, and the denominator of which is the aggregate principal balance of the Group I Loans before giving effect to any distributions on such Distribution Date, all calculated on the basis of a 360-day year made up of twelve 30-day months,

          o with respect to the Class AF-_ Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Group I Loans as of the first day of the related Interest Accrual Period, reduced by a percentage equal to the product of

               o    ____%, and

               o a fraction, the numerator of which is the Notional Amount of the Class A-IO-I Component for such Distribution Date, and the denominator of which is the aggregate principal balance of the Group I Loans before giving effect to any distributions on such Distribution Date, all calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period, and

          o    with respect to the Class AV-_ Certificates,

               o the weighted average Adjusted Net Mortgage Rate of the Group II Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Group II Loans as of the first day of the related Interest Accrual Period, reduced by a percentage equal to the product of

                    o    ____%, and

                    o a fraction, the numerator of which is the Notional Amount of the Class A-IO-II Component for such Distribution Date, and the denominator of which is the aggregate principal balance of the Group II Loans before giving effect to any distributions on such Distribution Date, all calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period.

     On each Distribution Date, to the extent of funds available therefor, the Offered Certificates will be entitled to receive interest in an amount equal to the Interest Distribution Amount with respect to the related Interest Accrual Period. The "Interest Distribution Amount" for each class or payment component of the Offered Certificates will be equal to the sum of:

          o the amount of interest accrued at the Pass-Through Rate for that class or payment component on the related Class Certificate Balance or Notional Amount, less the amount of Net Interest Shortfalls applicable to that class or payment component, as described below, and

          o the sum of the amount, if any, by which the amount described in the preceding bullet on each prior Distribution Date exceeded the amount actually distributed to that class or payment component as interest on that Distribution Date and not subsequently distributed, together with interest accrued thereon at the Pass-Through Rate ("Unpaid Interest Amounts").

     The Class AF-_ and Class AV-_1 Certificates will also be entitled to receive any Net WAC Cap Carryover for each Distribution Date from the Net WAC Cap Account to the extent of the available funds therein. The "Net WAC Cap Carryover" payable to the Class AF-_ and Class AV-_ Certificates with respect to each Distribution Date is the sum of:

          o the excess, if any, of the Interest Distribution Amount for the relevant class of Certificates for that Distribution Date, calculated at the Formula Rate, over the actual Interest Distribution Amount for the relevant class of Certificates for that Distribution Date, and

          o any Net WAC Cap Carryover relating to such class remaining unpaid from prior Distribution Dates, together with one month of interest accrued thereon at the Formula Rate.

     With respect to each Distribution Date, the "Interest Accrual Period"

          o for the Class AF-_ Certificates and Class AV-_ Certificates will be the period commencing on the Distribution Date in the prior calendar month (or on the Closing Date with respect to the first Distribution Date) and ending on the day preceding each Distribution Date, and

          o    for the  Class  AF-_,  Class  AF-_,  Class  AF-_ and  Class  A-IO
               Certificates   will  be  the  calendar   month   preceding   each
               Distribution Date.

     The interest entitlement described above for each class or payment component of Offered Certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls applicable to that class or payment component. With respect to any Distribution Date and any class of the Class AF Certificates or the Class A-IO-I Component, "Net Interest Shortfalls" is a pro rata portion (based on the amount of interest to which each such class or payment component would have been entitled notwithstanding those Net Interest Shortfalls) of an amount equal to the sum of:

          o the aggregate amount of interest that would otherwise have been received with respect to each Group I Loan that was the subject of a Relief Act Reduction during the calendar month preceding the month of that Distribution Date, and

          o any Net Prepayment Interest Shortfalls with respect to the Group I Loans and that Distribution Date.

With respect to any Distribution Date and the Class AV-_ Certificates or the Class A-IO-II Component, "Net Interest Shortfalls" is an amount equal to the sum of:

          o the aggregate amount of interest that would otherwise have been received with respect to each Group II Loan that was the subject of a Relief Act Reduction during the calendar month preceding the month of that Distribution Date, and

          o any Net Prepayment Interest Shortfalls with respect to the Group II Loans and that Distribution Date.

     A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Loan pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940. See "Legal Aspects of the Loans--Soldiers' and Sailors' Civil Relief Act" in the Prospectus. With respect to any Distribution Date, a "Net Prepayment Interest Shortfall" is the amount by which the aggregate of Prepayment Interest Shortfalls with respect to the Applicable Group during the calendar month preceding the month of that Distribution Date exceeds the aggregate amount payable on that Distribution Date by the Servicer with respect to that group of Loans as described under "Servicing of Loans--Adjustment to Servicing Fee in Connection with Certain Prepaid Loans." A "Prepayment Interest Shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Loan is less than one month's interest at the related mortgage rate, net of the Servicing Fee Rate, on the Stated Principal Balance of that Loan.

     Subject to the terms of the Policy, any unpaid Interest Distribution Amount allocable to the Offered Certificates will be covered under the Policy. Notwithstanding the foregoing, if payments are not made as required under the Policy, any interest losses may be allocated to the Offered Certificates. The Policy does not cover interest losses due to Net Interest Shortfalls or non-payment of the Net WAC Cap Carryover.

     Accrued interest to be distributed on any Distribution Date will be calculated on the basis of the related Class Certificate Balance or Notional Amount immediately prior to that Distribution Date. Interest will be calculated and payable on the basis of:

          o with respect to the Class AF-_ Certificates and Class AV-_ Certificates, a 360-day year and the actual number of days elapsed in the related Interest Accrual Period, and

          o with respect to the Class AF-_, Class AF-_, Class AF-_ and Class A-IO Certificates, a 360-day year divided into twelve 30-day months.

     Any Unpaid Interest Amount will be carried forward and added to the amount holders of the relevant class of Offered Certificates will be entitled to receive on the next Distribution Date. Such a shortfall could occur, for example,  if  losses  realized  on  the  Loans  in  the  Applicable  Group  were exceptionally high or were concentrated in a particular month and the Certificate Insurer defaulted on its obligations under the Policy.

Determination of One-Month LIBOR

     On each LIBOR Determination Date, the trustee will determine One-Month LIBOR for the next Interest Accrual Period for the Class AF-_ Certificates and Class AV-_ Certificates.

     "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Dow Jones Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on the Dow Jones Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee in consultation with the Servicer, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

     "LIBOR Determination Date" means, with respect to any Interest Accrual Period for the Class AF-_ Certificates and Class AV-_ Certificates, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

     "Reference Banks" means only three major banks that are engaged in transactions in Eurodollar deposits in the international Eurocurrency market selected by the Trustee after consultation with the Servicer and the Certificate Insurer.

Principal

     Offered Certificates. On each Distribution Date, the Trustee will distribute the applicable Certificate Formula Principal Amount as a payment of principal on each class of the Offered Certificates (other than the Class A-IO Certificates) to the extent of the amount of funds available for the distribution of principal on that class.

     The "Certificate Formula Principal Amount" for any Distribution Date with respect to each class of the Class AF Certificates will equal the excess of (a) the sum of

          o the principal portion of each Scheduled Payment due on each Group I Loan on that Loan's Due Date in the Due Period related to that Distribution Date,

          o the Stated Principal Balance of each Group I Loan that was repurchased by a Seller or another person pursuant to the Pooling and Servicing Agreement as of that Distribution Date,

          o the Substitution Adjustment Amount in connection with any Deleted Loan that was formerly a Group I Loan received with respect to that Distribution Date,

          o any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Group I Loans that are not yet Liquidated Loans received during the Due Period relating to that Distribution Date,

          o with respect to each Group I Loan that became a Liquidated Loan during the calendar month preceding the month of that Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of that Distribution Date with respect to that Loan,

          o all partial and full principal prepayments by borrowers on Group I Loans received during the related Prepayment Period, and

          o the principal portion of any Loan Losses on Group I Loans incurred during the calendar month preceding the month of that Distribution Date,

over (b) the excess, if any, of the Overcollateralized Amount relating to the Class AF Certificates (after giving effect to all related principal distributions to the Class AF Certificates), over the Overcollateralization Target Amount relating to the Class AF Certificates for that Distribution Date.

     The "Certificate Formula Principal Amount" for any Distribution Date with respect to the Class AV-_ Certificates will equal the excess of (a) the sum of

          o the principal portion of each Scheduled Payment due on each Group II Loan on that Loan's Due Date in the Due Period related to that Distribution Date,

          o the Stated Principal Balance of each Group II Loan that was repurchased by a Seller or another person pursuant to the Pooling and Servicing Agreement as of that Distribution Date,

          o the Substitution Adjustment Amount in connection with any Deleted Loan that was formerly a Group II Loan received with respect to that Distribution Date,

          o any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Group II Loans that are not yet Liquidated Loans received during the Due Period relating to that Distribution Date,

          o with respect to each Group II Loan that became a Liquidated Loan during the calendar month preceding the month of that Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of that Distribution Date with respect to that Loan,

          o all partial and full principal prepayments by borrowers on Group II Loans received during the related Prepayment Period, and

          o the principal portion of any Loan Losses on Group II Loans incurred during the calendar month preceding the month of that Distribution Date,

over (b) the excess, if any, of the Overcollateralized Amount relating to the Class AV-_ Certificates (after giving effect to all related principal distributions to the Class AV-_ Certificates), over the Overcollateralization Target Amount relating to the Class AV-_ Certificates for that Distribution Date.

     With respect to each Distribution Date, the "Due Period" will be the calendar month preceding the month of that Distribution Date.

     "Liquidated Loan" means, with respect to any Distribution Date, a defaulted Loan, including any REO Property, which was liquidated in the calendar month preceding the month of that Distribution Date and as to which the Servicer has determined, in accordance with the Pooling and Servicing Agreement, that it has received all amounts it expects to receive in connection with the liquidation of that Loan, including the final disposition of an REO Property.

     "Loan Losses" means the aggregate amount, if any, by which (1) the outstanding principal balance of each Loan that became a Liquidated Loan during the calendar month preceding the month of the related Distribution Date (that principal balance determined immediately before that Loan became a Liquidated
Loan) exceeds (2) the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of the related Distribution Date in connection with the liquidation of that Loan which have not theretofore been used to reduce the Stated Principal Balances of that Loan.

     Class A-IO Certificates. The Class A-IO Certificates do not have a principal balance and are not entitled to any payments of principal.

     Residual Certificates. The Class R Certificates will remain outstanding for so long as the trust fund exists, whether or not they are receiving current distributions. On each Distribution Date, the holders of the Class R Certificates will be entitled to receive any remaining Distributable Funds after payment of the other distributions described in "--Distributions," including the required deposits into the Spread Accounts and the Net WAC Cap Account and the payment, if any, required to be made to the holders of the Class X Certificates for that Distribution Date.

Example of Distributions

     The first Distribution Date will occur on _______, ____. The first Due Period will begin on ______, ____ and will continue through ______, ____. Thereafter, each Due Period will consist of the calendar month immediately preceding the month of the related Distribution Date. The following sets forth an example of a hypothetical monthly distribution in February, ____:

January 1 - January 31..............    Due Period/Class AF-_, Class AF-_, Class
                                        AF-_   and   Class   A-IO   Certificates
                                        Interest  Accrual  Period.  The Servicer
                                        and any sub-servicers  remit for deposit
                                        into the Certificate Account all amounts
                                        received   on   account  of  the  Loans,
                                        including principal  prepayments,  other
                                        than amounts of interest  and  principal
                                        due  prior  to  the  Cut-off   Date  but
                                        received on or after the  Cut-off  Date.
                                        The period during which interest on the Class AF-_, Class AF-_, Class AF-_ and
                                        Class A-IO Certificates accrues.

January 25 - February 24............    Class AF-_ and Class  AV-_  Certificates
                                        Interest  Accrual  Period.   The  period
                                        during which  interest on the Class AF-_
                                        Certificates and Class AV-_ Certificates accrues.

January 31..........................    Class AF-_,  Class AF-_,  Class AF-_ and
                                        Class  A-IO  Certificates  Record  Date.
                                        Distributions  on February 25, ____ will
                                        be made to  holders  of  record of Class
                                        AF-_,  Class AF-_,  Class AF-_ and Class
                                        A-IO   Certificates   at  the  close  of
                                        business on January 31, ____.

February 22.........................    Class AF-_ and Class  AV-_  Certificates
                                        Record Date.  Distributions  on February
                                        25, ____ will be made to holders of record of Class AF-_ and Class AV-_
                                        Certificates at the close of business on February 22, ____.

February 22.........................    Determination    Date.    The    Trustee
                                        determines,    based   on    information
                                        provided by the Servicer,  the amount of
                                        principal  and  interest  that  will  be
                                        distributed  to   certificateholders  on
                                        February 25, ____.

Not later than 9:00 a.m. on
February 22.........................    The Servicer transfers funds,  including
                                        any Advances, in the Certificate Account to the Distribution Account.

Not later than 12:00 p.m. on
February 22.........................    The Trustee will notify the Servicer and
                                        the  Certificate  Insurer of the Insured
                                        Amounts,   if   any,   required   to  be
                                        distributed  to the  holders  of Offered
                                        Certificates of record at the close of business on the applicable Record Date.

February 25.........................    Distribution  Date.  The  Trustee or its
                                        designee will make all distributions and deposits described under
                                        "--Distributions" above.


Overcollateralization

     The weighted average Adjusted Net Mortgage Rates of the Group I Loans and Group II Loans, in each case less the per annum amount payable to the related payment component of the Class A-IO Certificates, are generally expected to be higher than the Pass-Through Rates on the Class AF Certificates and Class AV-_ Certificates, respectively. As a result, excess interest collections with respect to the Group I Loans and Group II Loans will be generated and will be applied with respect to the Class AF Certificates and Class AV-_ Certificates, respectively, to the extent not used to cover current period losses with respect to Loans in the Applicable Group, in an amount equal to the applicable Distributable Excess Spread, initially to principal distributions on the relevant class or classes of Certificates. This acceleration feature creates overcollateralization (i.e., the excess of the Group I Principal Balance over the aggregate Class Certificate Balance of the Class AF Certificates, and the excess of the Group II Principal Balance over the Class Certificate Balance of the Class AV-_ Certificates). Once the Overcollateralization Target Amount relating to either the Class AF Certificates or Class AV-_ Certificates is reached, and subject to the provisions described in the next paragraph, the acceleration feature with respect to those classes of Certificates will cease, until necessary to maintain the applicable Overcollateralization Target Amount.

     The Pooling and Servicing Agreement provides that, subject to specified floors, caps and triggers, the required level of overcollateralization for either or both loan groups may increase or decrease over time. Any increase would have the effect of increasing the amortization of the related class or classes of Offered Certificates, while any decrease would have the effect of decreasing the amortization of the related class or classes of Offered Certificates.

     The "Distributable Excess Spread" with respect to either the Class AF Certificates or Class AV-_ Certificates and any Distribution Date is the lesser of:

          o    excess interest available from the Applicable Group of Loans, and

          o the amount, if any, required to be distributed on that Distribution Date to satisfy the Overcollateralization Target Amount relating to the applicable class or classes of Certificates on that Distribution Date.

     The "Overcollateralization Step-up Trigger Event" shall mean, for any Distribution Date, and with respect to either the Class AF Certificates or Class AV-_ Certificates, the occurrence of rates of cumulative losses with respect to the Applicable Group during particular periods of time as specified in the Pooling and Servicing Agreement.

     The "Overcollateralization Target Amount" means,

          o    with respect to the Class AF Certificates

               o on any Distribution Date occurring prior to the Stepdown Date and as long as no Overcollateralization Step-Up Trigger Event is in effect with respect to the Class AF Certificates, an amount equal to the greatest of:

               o ____% (provided, however, that if an Overcollateralization Step-Up Trigger Event is in effect with respect to the Class AF Certificates, the applicable percentage shall be ____%) of the Cut-off Date Group I Principal Balance,

               o __% of the aggregate principal balance of Balloon Loans in Group I with original terms less than or equal to 36 months which are 60 or more days delinquent (including Loans in foreclosure and REO Properties), and

               o    the aggregate  principal  balance of the Group I Loans which
                    are  90  or  more  days  delinquent   (including   Loans  in
                    foreclosure and REO Properties); and

          o on any Distribution Date occurring on or after the Stepdown Date and as long as no Overcollateralization Step-Up Trigger Event is in effect with respect to the Class AF Certificates, an amount equal to the greatest of:

               o ____% (provided, however, that if an Overcollateralization Step-Up Trigger Event is in effect with respect to the Class AF Certificates, the applicable percentage shall be ____%) of the Group I Principal Balance as of that Distribution Date,

               o the sum of the outstanding principal balances of the three largest Group I Loans as of that date,

               o    ____% of the Cut-off Date Group I Principal Balance,

               o __% of the aggregate principal balance of Balloon Loans in Group I with original terms less than or equal to 36 months which are 60 or more days delinquent (including Loans in foreclosure and REO Properties), and

               o    the aggregate  principal  balance of the Group I Loans which
                    are  90  or  more  days  delinquent   (including   Loans  in
                    foreclosure and REO Properties), and

          o    with respect to the Class AV-_ Certificates

               o on any Distribution Date occurring prior to the Stepdown Date and as long as no Overcollateralization Step-Up Trigger Event is in effect with respect to the Class AV-_ Certificates, an amount equal to the greatest of:

                    o ____% (provided, however, that if an Overcollateralization Step-Up Trigger Event is in effect with respect to the Class AV-_ Certificates, the applicable percentage shall be ____%) of the Cut-off Date Group II Principal Balance,

                    o ____% of the aggregate principal balance of Balloon Loans in Group II with original terms less than or equal to 36 months which are 60 or more days delinquent (including Loans in foreclosure and REO Properties), and

                    o the aggregate principal balance of the Group II Loans which are 90 or more days delinquent (including Loans in foreclosure and REO Properties); and

               o on any Distribution Date occurring on or after the Stepdown Date and as long as no Overcollateralization Step-Up Trigger Event is in effect with respect to the Class AV-_ Certificates, an amount equal to the greatest of:

                    o ____% (provided, however, that if an Overcollateralization Step-Up Trigger Event is in effect with respect to the Class AV-__ Certificates, the applicable percentage shall be ____%) of the Group II Principal Balance as of that Distribution Date,

                    o the sum of the outstanding principal balances of the three largest Group II Loans as of that date,

                    o    ____% of the Cut-off Date Group II Principal Balance,

                    o __% of the aggregate principal balance of Balloon Loans in Group II with original terms less than or equal to 36 months which are 60 or more days delinquent (including Loans in foreclosure and REO Properties), and

                    o the aggregate principal balance of the Group II Loans which are 90 or more days delinquent (including Loans in foreclosure and REO Properties).

     The "Weighted Average Overcollateralization Target Amount" as of any Distribution Date means the weighted average of the Overcollateralization Target Amount relating to the Class AF Certificates and the Overcollateralization Target Amount relating to the Class AV-_ Certificates, weighted on the basis of the aggregate Class Certificate Balances of the Class AF Certificates, on the one hand, and the Class Certificate Balance of the Class AV-_ Certificates, on the other, as of such Distribution Date.

     The "Overcollateralized Amount" for any Distribution Date is

          o with respect to the Class AF Certificates, the amount, if any, by which

               o the sum of the Group I Principal Balance on the last day of the immediately preceding Due Period, plus the amount, if any, then on deposit in the Group I Spread Account, exceeds

               o the aggregate Class Certificate Balance of the Class AF Certificates as of that Distribution Date after giving effect to distributions to be made on the Class AF Certificates on that Distribution Date, and

          o with respect to the Class AV-_ Certificates, the amount, if any, by which

               o the sum of the Group II Principal Balance on the last day of the immediately preceding Due Period, plus the amount, if any, then on deposit in the Group II Spread Account, exceeds

               o the Class Certificate Balance of the Class AV-_ Certificates as of that Distribution Date after giving effect to distributions to be made on the Class AV-_ Certificates on that Distribution Date.

     The "Stepdown Date" means

          o    with respect to the Class AF Certificates, the later to occur of

               o    the  Distribution  Date in ________  (the 31st  Distribution
                    Date), and

               o the date upon which the Group I Principal Balance has been reduced to __% of the Cut-off Date Group I Principal Balance, and

          o with respect to the Class AV-_ Certificates, the later to occur of

               o    the  Distribution  Date in  _______  (the 31st  Distribution
                    Date), and

               o the date upon which the Group II Principal Balance has been reduced to __% of the of the Cut-off Date Group II Principal Balance.

Net WAC Cap Account

     The Pooling and Servicing Agreement provides for a reserve fund (the "Net WAC Cap Account") which will be established with an initial deposit of $____ on the Closing Date and held by the Trustee for the benefit of the holders of the Class AF-_ and Class AV-_ Certificates. To the extent of amounts on deposit therein, on each Distribution Date holders of the Class AF-_ and Class AV-_ Certificates will be entitled to receive payments from the Net WAC Cap Account equal to any Net WAC Cap Carryover applicable to such classes. The amount required to be deposited in the Net WAC Cap Account on each Distribution Date will equal any Net WAC Cap Carryover relating to the Class AF-_ and Class AV-_ Certificates for that Distribution Date plus the amount, if any, sufficient to increase the amount on deposit in the Net WAC Cap Account (after giving effect to any payments to be made to the holders of the Class AF-_ and Class AV-_ Certificates from that account on that date) to $____, to the extent of funds available after giving effect to any required payments of Distributable Excess Spread. Any investment earnings on amounts on deposit in the Net WAC Cap Account will be paid to (and for the benefit of) the holders of the Class X Certificates and will not be available to pay any Net WAC Cap Carryover. The Net WAC Cap Account will not be included as an asset of any REMIC.

The Spread Accounts

     The Group I Spread Account and Group II Spread Account will be established as separate trust accounts with the Trustee for the benefit of the Certificate Insurer and the holders of Class X Certificates. On each Distribution Date, the Trustee will deposit

          o Class AF Distributable Funds, to the extent available, into the Group I Spread Account in an amount (the "Group I Spread Account Deposit Amount") equal to the lesser of:

               o the amount sufficient to cause both the Overcollateralization Target Amount relating to the Class AF Certificates and the Weighted Average Overcollateralization Target Amount to be achieved, taking into account all applications of Distributable Funds on such Distribution Date, and

               o    all remaining Class AF Distributable Funds, and

          o Class AV-_ Distributable Funds, to the extent available, into the Group II Spread Account in an amount (the "Group II Spread Account Deposit Amount") equal to the lesser of:

               o the amount sufficient to cause both the Overcollateralization Target Amount relating to the Class AV-___ Certificates and the Weighted Average Overcollateralization Target Amount to be achieved, taking into account all applications of Distributable Funds on such Distribution Date, and

               o    all remaining Class AV-_ Distributable Funds.

     On each Distribution Date, the Trustee will withdraw from available funds in the Spread Accounts an amount sufficient to reimburse the Certificate Insurer for any payments made to Certificateholders under the Policy as well as pay the Insurer any I&I Payments then due and owing, with each Spread Account funding a pro rata portion of such distribution based on the relative amounts on deposit in each such account prior to the distribution. After making any required payments to the Certificate Insurer and provided that the Weighted Average Overcollateralization Target Amount has been attained and is maintained, any amount by which the amount on deposit in the Group I Spread Account or Group II Spread Account exceeds the Overcollateralization Target Amount relating to the Class AF Certificates and Class AV-_ Certificates, respectively (each, a "Spread Account Excess"), will be distributed from the relevant account or accounts to the holders of the Class X Certificates.

     The Spread Accounts will not be included as assets of any REMIC.

Certificate Guaranty Insurance Policy

     The following summary of the terms of the Certificate Guaranty Insurance Policy to be issued by the Certificate Insurer (the "Policy") does not purport to be complete and is qualified in its entirety by reference to the Policy. You may obtain a form of the Policy, upon request, from the Depositor.

     Simultaneously with the issuance of the Offered Certificates, the Certificate Insurer will deliver the Policy to the Trustee for the benefit of the holders of the Offered Certificates. Under the Policy, the Certificate Insurer will irrevocably and unconditionally guarantee payment on each Distribution Date to the Trustee for the benefit of the holders of the Offered Certificates the full and complete payment of Insured Amounts with respect to the Offered Certificates, calculated in accordance with the original terms of the Offered Certificates when issued and without regard to any amendment or modification of the Offered Certificates or the Pooling and Servicing Agreement except amendments or modifications to which the Certificate Insurer has given its prior written consent.

     The "Insured Amount" for any Distribution Date shall equal any shortfall in amounts available in the Distribution Account and the Spread Accounts to pay

          o the Interest Distribution Amounts for the related Interest Accrual Period, plus

          o    the Guaranteed Principal Distribution Amount, plus

          o without duplication of the amount specified in the immediately preceding bullet, the aggregate Class Certificate Balance of the Offered Certificates to the extent unpaid on the Last Scheduled Distribution Date or earlier termination of the trust fund pursuant to the terms of the Pooling and Servicing Agreement.

     The "Guaranteed Principal Distribution Amount" for any Distribution Date shall equal the sum of

          o the amount, if any, by which the aggregate Class Certificate Balance of the Class AF Certificates exceeds the Group I Principal Balance as of that Distribution Date, plus

          o the amount, if any, by which the Class Certificate Balance of the Class AV-_ Certificates exceeds the Group II Principal Balance as of that Distribution Date.

     An Insured Amount with respect to any Distribution Date will also include any Preference Amount which occurs prior to the related Determination Date. A "Preference Amount" means any amount previously distributed to a certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction. The Policy does not cover any Net Interest Shortfalls or any Net WAC Cap Carryover.

     The Certificate Insurer will pay claims under the Policy following Receipt by the Certificate Insurer of the appropriate notice for payment on the later to occur of:

          o 12:00 noon, New York City time, on the Business Day following Receipt of the notice for payment, and

          o    12:00  noon,  New York City time,  on the  relevant  Distribution
               Date.

     The terms "Receipt" and "Received," with respect to the Policy, mean actual delivery to the Certificate Insurer prior to 12:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 p.m., New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice given under the Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected notice.

     Under the Policy, "Business Day" means any day other than

          o    a Saturday or Sunday, or

          o a day on which banking institutions in the City of New York, New York, the State of New York or in the city in which the corporate trust office of the Trustee or the Certificate Insurer is located, are authorized or obligated by law or executive order to be closed.

The Certificate Insurer's obligations under the Policy to pay Insured Amounts will be deemed to be discharged to the extent funds are transferred to the Trustee as provided in the Policy, whether or not those funds are properly applied by the Trustee.

     The Certificate Insurer will be subrogated to the rights of the holders of the Offered Certificates to receive payments of principal and interest, as applicable, with respect to distributions on the Offered Certificates to the extent of any payment by the Certificate Insurer under the Policy. To the extent the Certificate Insurer pays Insured Amounts, either directly or indirectly, as by paying through the Trustee, to the holders of the Offered Certificates, the Certificate Insurer will be subrogated to the rights of the holders of the Offered Certificates, as applicable, with respect to those Insured Amounts and shall be deemed to the extent of the payments so made to be a registered holder of Offered Certificates for purposes of payment.

     Claims under the Policy are direct unsecured and unsubordinated obligations of the Certificate Insurer, and will rank equally with any other unsecured and unsubordinated obligations of the Certificate Insurer. The terms of the Policy cannot be modified, altered or affected by any other agreement or instrument, or by the merger, consolidation or dissolution of the Depositor. The Policy by its terms may not be canceled or revoked prior to distribution in full of all Insured Amounts payable under the Policy. The Policy is governed by the laws of the State of New York.

     THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     To the fullest extent permitted by applicable law, the Certificate Insurer agrees under the Policy not to assert, and waives, for the benefit of each holder of Offered Certificates, all its rights whether acquired by subrogation, assignment or otherwise, to the extent that those rights and defenses may be available to the Certificate Insurer to avoid payment of its obligations under the Policy in accordance with the express provisions of the Policy.

Rights and Obligations of the Certificate Insurer under the Pooling and Servicing Agreement

     Pursuant to the terms of the Pooling and Servicing Agreement, unless an Certificate Insurer Default exists, the Certificate Insurer will be entitled to exercise the rights of the holders of the Offered Certificates, without the consent of those certificateholders, and the holders of the Offered Certificates may exercise those rights only with the prior written consent of the Certificate Insurer. Either a continuance of any failure by the Certificate Insurer to make a required payment under the Policy or the existence of a proceeding in bankruptcy by or against the Certificate Insurer will constitute an "Certificate Insurer Default." See "--Voting Rights."

     The Pooling and Servicing Agreement requires, on each Distribution Date, the Trustee, on behalf of the Depositor, to pay to the Certificate Insurer a premium with respect to the Policy (the "Certificate Insurer's Monthly Premium") out of Distributable Funds. In addition, under the Insurance and Indemnity Agreement to be executed by the Depositor, Equity One (as both a Seller and Servicer), the Certificate Insurer and the Trustee, the Certificate Insurer is entitled to receive payments out of Distributable Funds pursuant to the priority of payments set forth under "--Priority of Distributions Among Certificates" (or, in some instances, directly from the Depositor or Equity One) in reimbursement for any Insured Amounts, together with interest thereon if not repaid immediately, paid by the Certificate Insurer under the Policy as well as some of the expenses of the Certificate Insurer and its counsel, and in satisfaction of any indemnification obligations owed to the Certificate Insurer (collectively, any "I&I Payments").

Optional Purchase of Defaulted Loans

     The Servicer may, at its option, purchase from the trust fund any Loan that is delinquent in payment by 91 days or more. Any purchase shall be at a price equal to 100% of the Stated Principal Balance of the Loan plus accrued interest thereon at the applicable mortgage rate, less the Servicing Fee Rate, from the date through which interest was last paid by the related borrower or advanced, and not reimbursed, to the first day of the month in which that amount is to be distributed.

Optional Termination

     On any Distribution Date on which the Pool Principal Balance is less than ___ of the Cut-off Date Pool Principal Balance (an "Optional Termination Date"), the Servicer will have the option to purchase, in whole, the Loans and the REO Property, if any, remaining in the trust fund and, thereby, effect early retirement of the Certificates. In the event the Servicer exercises this option, the purchase price distributed with respect to the Offered Certificates will be

          o with respect to the Class AF and Class AV-_ Certificates, 100% of their then outstanding principal balance, and

          o    with respect to the Offered Certificates, the sum of:

               o any accrued and unpaid interest on the applicable class of Certificates at the applicable Pass-Through Rate (including any Unpaid Interest Amounts) through the Distribution Date on which the Servicer effects early retirement of the Certificates, and

               o any accrued and unpaid Net WAC Cap Carryover payable to such class of Certificates as of that Distribution Date.

                    Distributions on the Certificates in respect of any optional termination will be paid to the Certificates as described in "--Principal" and "--Interest."

The Trustee

     ___________________ will be the Trustee under the Pooling and Servicing Agreement. The Depositor, the Servicer and the Sellers may maintain other banking relationships in the ordinary course of business with ___________________. Offered Certificates may be surrendered at the corporate trust office of the Trustee located at ___________________, Attention:
___________________, or at any other addresses that the Trustee may designate from time to time.

Voting Rights

     With respect to any date of determination, the Class AF and Class AV-_ Certificates shall be allocated 99% of all "Voting Rights" and the Class A-IO Certificates shall be allocated 1% of all Voting Rights. The Voting Rights allocated to each class of the Class AF Certificates and the Class AV-_ Certificates shall be the fraction, expressed as a percentage, the numerator of which is the Class Certificate Balance of such class then outstanding and the denominator of which is the aggregate Stated Principal Balance of the Loans then outstanding. The Voting Rights allocated to each class of Certificates shall be allocated among all holders of the class in proportion to the outstanding principal balance or notional amount of such Certificates. Unless an Certificate Insurer Default exists, the Certificate Insurer will be entitled to exercise the rights of the holders of the Offered Certificates.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

General

     The effective yield to the holders of the Offered Certificates will be lower than the yield otherwise produced by the applicable rate at which interest is passed through to those holders and the purchase price of those Certificates because monthly distributions will not be payable to those holders until the 25th day, or, if that day is not a business day, the following business day, of the month following the month in which interest accrues on the Loans, without any additional distribution of interest or earnings thereon in respect of that delay.

     Delinquencies on the Loans that are not advanced by or on behalf of the Servicer, because those advances would be nonrecoverable, may adversely affect the yield on the Offered Certificates. If the Certificate Insurer fails to make payments required under the Policy, shortfalls resulting from delinquencies not so advanced may be borne by the Offered Certificates. In addition, Net Interest Shortfalls are not covered by the Policy and, therefore, will adversely affect the yields on the Offered Certificates.

Prepayment Considerations and Risks

     The rate of principal payments and the aggregate amount of distributions on, and the yield to maturity of, the Offered Certificates will be related to the rate and timing of payments of principal on the Loans in Group I with respect to the Class AF Certificates and the Loans in Group II with respect to the Class AV-_ Certificates. The rate of principal payments on the Loans will in turn be affected by the amortization schedules of the Loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the Loans due to defaults, casualties, condemnations and repurchases by a Seller or the Servicer. The Loans may be prepaid by the borrowers at any time, many without a prepayment penalty. The Loans are subject to the due-on-sale provisions included therein. In addition, the Servicer and its affiliates periodically conduct telemarketing and mass mailings to their existing customers with respect to the refinancing of existing mortgage loans. Although these marketing efforts are not specifically directed to customers who have mortgage loans included in a trust fund, these customers may receive the marketing materials as part of a broader mailing, which may result in an increase in the rate of prepayments of mortgage loans included in a trust fund through refinancings. See "The Mortgage Pool."

     Prepayments, liquidations and purchases of the Loans, including any optional purchase by the Servicer of a defaulted Loan and any optional repurchase of the remaining Loans in connection with the termination of the trust fund, in each case as described under "Description of the Certificates--Optional Purchase of Defaulted Loans" and "--Optional Termination," will result in distributions on the Offered Certificates of principal amounts that would otherwise be distributed over the remaining terms of the Loans. Since the rate of payment of principal of the Loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which that Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Loans in the Applicable Group. Further, you should consider the risk that, in the case of an Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments, including prepayments, on Loans in the Applicable Group could result in you receiving an actual yield that is lower than your anticipated yield. In the case of an Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments could result in you receiving an actual yield that is lower than your anticipated yield.

     The rate of principal payments, including prepayments, on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the mortgage rates on the Loans, the Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the mortgage rates on the Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the Loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the Loans in stable or changing interest rate environments.

     The timing of changes in the rate of prepayments on Loans in the Applicable Group may significantly affect your actual yield to maturity, even if the average rate of principal payments is consistent with your expectation. In general, the earlier a prepayment of principal on the Loans in the Applicable Group occurs, the greater the effect on your yield to maturity. The effect on your yield as a result of principal payments occurring at a rate higher or lower than the rate that you anticipated during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease or increase in the rate of principal payments.

The Pass-Through Rates

     The Pass-Through Rate for each class of Offered Certificates, other than the Class A-IO Certificates, is subject to an applicable Net WAC Cap. If Loans in the Applicable Group bearing higher mortgage rates were to prepay at rates faster than Loans in the Applicable Group with lower mortgage rates, the Net WAC Cap relating to your class of Certificates would be lower than otherwise would be the case. Although the holders of Class AF-_ and Class AV-_ Certificates will be entitled to receive the related Net WAC Cap Carryover to the extent funds are available for that purpose as described and in the priority set forth in this prospectus supplement, there is no assurance that sufficient funds will be available. The Policy does not cover, and the ratings of the Offered Certificates do not address the likelihood of, the payment of any Net WAC Cap Carryover.

     The yield to investors in the Class AF-_ Certificates and Class AV-_ Certificates will be sensitive to, among other things, the level of One-Month LIBOR and the level of the index rate applicable to the Group II Loans. All of the Group II Loans are ____ or ____ Loans, which will bear interest at fixed mortgage rates for ___ months and ___ months, respectively, after origination of the Group II Loans. Although each of the Group II Loans bears interest at an adjustable rate, this rate is subject to a minimum rate, a maximum rate and a periodic rate cap. If Six-Month LIBOR, the index rate for the Group II Loans, increases substantially between Adjustment Dates, the adjusted mortgage rate on the related Group II Loan may not equal Six-Month LIBOR plus the related gross margin due to the constraint of the caps. In this event, the related mortgage rate will be less than would have been the case in the absence of the caps. In addition, the mortgage rate applicable to any Adjustment Date will be based on Six-Month LIBOR as of the Adjustment Date. Thus, if the value of Six-Month LIBOR with respect to a Group II Loan rises, the lag in time before the corresponding mortgage rate increases will, all other things being equal, slow the upward adjustment of the Net WAC Cap. Furthermore, Group II Loans that have not reached their first Adjustment Date are more likely to be subject to the applicable periodic rate cap on their first Adjustment Date. See "The Mortgage Pool" in this prospectus supplement. Although the holders of Class AF-_ and Class AV-_ Certificates will be entitled to receive the related Net WAC Cap Carryover to the extent funds are available for that purpose as described and in the priority set forth in this prospectus supplement, there is no assurance that sufficient funds will be available. The Policy does not cover, and the ratings on the Offered Certificates do not address the likelihood of, payment of any Net WAC Cap Carryover.

     Although the mortgage rates on the Group II Loans are subject to adjustment, the mortgage rates adjust less frequently than One-Month LIBOR and adjust by reference to Six-Month LIBOR. Changes in One-Month LIBOR may not correlate with changes in Six-Month LIBOR and either may not correlate with prevailing interest rates. It is possible that an increased level of One-Month LIBOR could occur simultaneously with a lower level of prevailing interest rates, which would be expected to result in faster prepayments, thus reducing the weighted average life of the Class AV-_ Certificates.

Yield Sensitivity of the Class A-IO Certificates

     As the owner of interest-only strip securities, the holders of the Class A-IO Certificates will be entitled to receive monthly distributions only of interest, as described in this prospectus supplement. Because they will not receive any distributions of principal, the holders of the Class A-IO Certificates will generally be affected by prepayments, liquidations and other dispositions, including optional purchases described in this prospectus supplement, of the Loans to a greater degree than holders of the Class AF or Class AV-_ Certificates. However, except in the case of very rapid prepayment rates, the Notional Amount will not decline. Thus, the yield sensitivity of the Class A-IO Certificates is likely to be more stable than if the Notional Amount were calculated based on the amortization of the underlying Loans directly. However, there can be no assurance that this will be the case. Holders of the Class A-IO Certificates will not be entitled to any distributions after the Distribution Date in _____________.

Weighted Average Lives of the Offered Certificates

     The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of the net reduction, if any, of the Class Certificate Balance of that Certificate on each Distribution Date by the number of years from the date of issuance to that Distribution Date, (2) summing the results and
(3) dividing the sum by the aggregate amount of the net reductions in Class Certificate Balance of that Certificate referred to in clause (1).

     For a discussion of the factors that may influence the rate of payments, including prepayments, of the Loans, see "--Prepayment Considerations and Risks" herein and "Prepayment and Yield Considerations" in the Prospectus.

     In general, the weighted average lives of the Offered Certificates will be shortened if the level of prepayments of principal of the Applicable Group of Loans increases. However, the weighted average lives of the Offered Certificates will depend upon a variety of other factors, including, without limitation, the timing of changes in the rate of principal payments, changes in the interest rate environment and delays in realizing on REO Properties.

     The interaction of the foregoing factors may have different effects on the Offered Certificates at different times during the life of each class. Accordingly, no assurance can be given as to the weighted average life of each class of Offered Certificates. Further, to the extent the price of any class of Offered Certificates represents a discount or premium to its original Class Certificate Balance, variability in the weighted average life of that class of Certificates will result in variability in its yield to maturity. For an example of how the weighted average life of the Offered Certificates may be affected at various constant percentages of Prepayment Assumption, see "--Decrement Tables" below.

Structuring Assumptions

     Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the Loans and the following additional assumptions (collectively, the "Structuring Assumptions"):

          o the Group I Loans consist of _ loans with initial payments commencing during the first Interest Accrual Period with the following characteristics:

                                  GROUP I LOANS


                                               Original Term         Original Amortization          Remaining Term
Principal Balance        Mortgage Rate      to Maturity (months)         Term (months)           to Maturity (months)
- -----------------        -------------      --------------------         -------------           --------------------







          o the Group II Loans consist of _ loans with initial payments commencing during the first Interest Accrual period with the characteristics set forth on page S-75.

                                                                 Remaining                Months to
                                  Original       Original         Term to                    Next
                       Mortgage    Term to     Amortization      Maturity      Gross      Adjustment
Principal Balance        Rate     Maturity     Term (month)      (months)      Margin        Date
- -----------------        ----     --------     ------------      --------      ------        ----






                                                                      Mortgage
                           Maximum      Minimum                         Rate
Initial      Periodic     Mortgage      Mortgage                     Adjustment
Rate Cap     Rate Cap       Rate         Rate          Index        Frequency
- --------     --------       ----         ----          -----        ---------





          o One-Month LIBOR and Six-Month LIBOR remain constant at ____% and ____%, respectively,

          o The servicing fee rate is ____% per annum and the Trustee's fee is ____% per annum,

          o the Loans prepay at the specified constant percentages of the Prepayment Assumption,

          o    no Loan is ever delinquent and no Loan ever defaults,

          o there are no Net Interest Shortfalls and all prepayments are prepays in full and include 30 days interest thereon,

          o the initial Class Certificate Balance of each class of Offered Certificates is as set forth on the cover page hereof,

          o interest accrues on the Offered Certificates at the Pass-Through Rate set forth on the cover page hereof and as described under "Description of the Certificates--Interest,"

          o distributions in respect of the Offered Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

          o the Closing Date of the sale of the Offered Certificates is the date set forth under "Summary of Terms--Closing Date," and

          o where indicated, the Servicer exercises the option to repurchase the Loans described herein under "Description of the Certificates--Optional Termination" at the earliest possible date.

                    While it is assumed that each of the Loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case. Moreover, discrepancies may exist between the characteristics of the actual Loans which will be delivered to the Trustee and characteristics of the Loans used in preparing the tables herein.

     Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this prospectus supplement for the Group I Loans is the Standard Prepayment Assumption ("SPA") and for the Group II Loans is a constant prepayment rate ("CPR" and together with SPA, the "Prepayment Assumption"), which represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans. The Prepayment Assumption does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Loans. 100% of the Prepayment Assumption with respect to the Group I Loans assumes prepayment rates of _% per annum of the then unpaid principal balance of the Group I Loans in the first month of the life of the Group I Loans and an additional ____% (precisely ____%) per annum in each month thereafter (for example, ____% per annum in the second month) until the 12th month. Beginning in the 12th month and in each month thereafter during the life of the Group I Loans, 100% of the Prepayment Assumption assumes a constant prepayment rate of __% per annum. 100% of the Prepayment Assumption assumes a constant prepayment rate of __% per annum for the Group II Loans. _% of the Prepayment Assumption assumes no prepayments. There is no assurance that prepayments will occur at any rate of the Prepayment Assumption or at any other rate.

Decrement Tables

     The following tables indicate the percentages of the initial Class Certificate Balances of the Offered Certificates that would be outstanding after each of the dates shown at various constant percentages of the Prepayment Assumption and the corresponding weighted average lives of the Offered
Certificates.  The tables  have been  prepared  on the basis of the  Structuring
Assumptions. It is not likely that the Loans will have the precise characteristics described herein or that all of the Loans will prepay at a constant percentage of the Prepayment Assumption. Moreover, the diverse remaining terms to maturity of the Loans could produce slower or faster principal distributions than indicated in the tables, which have been prepared using the specified constant percentages of the Prepayment Assumption, even if the remaining term to maturity of the Loans is consistent with the remaining term to maturity of the Loans specified in the Structuring Assumptions.

                             Class AF-_ Certificates

            Percent of Initial Class Certificate Balance Outstanding

            Various Constant Percentages of the Prepayment Assumption
            ---------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------
        Date               0%            50%            75%            100%          125%           150%
- --------------------------------------------------------------------------------------------------------------










Weighted Average
Life to Maturity
(Years)**

Weighted Average
Life to Call
(Years)**

- -----------------------------------------------------------------------------------------------

** Determined as specified under "--Weighted Average Lives of the Offered Certificates."

                             Class AF-_ Certificates

            Percent of Initial Class Certificate Balance Outstanding

            Various Constant Pecentages of the Prepayment Assumption
            --------------------------------------------------------

- --------------------------------------------------------------------------------------------------
         Date               0%          50%          75%        100%         125%        150%
- --------------------------------------------------------------------------------------------------











Weighted Average
Life to Maturity
(Years)**

Weighted Average
Life to Call
(Years)**

- --------------------------------------------------------------------------------------------------

*    Less than __% but greater than _.
** Determined as specified under "--Weighted Average Lives of the Offered Certificates."

                             Class AF-_ Certificates

            Percent of Initial Class Certificate Balance Outstanding

            Various Constant Percentages of the Prepayment Assumption
            ---------------------------------------------------------

- --------------------------------------------------------------------------------------------------
         Date               0%          50%          75%        100%         125%        150%
- --------------------------------------------------------------------------------------------------













Weighted Average
Life to Maturity
(Years)**

Weighted Average
Life to Call
(Years)**

- --------------------------------------------------------------------------------------------------

** Determined as specified under "--Weighted Average Lives of the Offered Certificates."

                             Class AF-_ Certificates

            Percent of Initial Class Certificate Balance Outstanding

            Various Constant Percentages of the Prepayment Assumption
            ---------------------------------------------------------

- --------------------------------------------------------------------------------------------------
         Date               0%          50%          75%        100%         125%        150%
- --------------------------------------------------------------------------------------------------












Weighted Average
Life to Maturity
(Years)**

Weighted Average
Life to Call
(Years)**

- --------------------------------------------------------------------------------------------------

*    Less than __% but greater than _.
** Determined as specified under "--Weighted Average Lives of the Offered Certificates."

                             Class AV-_ Certificates

            Percent of Initial Class Certificate Balance Outstanding

            Various Constant Percentages of the Prepayment Assumption
            ---------------------------------------------------------

- --------------------------------------------------------------------------------------------------
         Date               0%          50%          75%        100%         125%        150%
- --------------------------------------------------------------------------------------------------














Weighted Average
Life to Maturity
(Years)**

Weighted Average
Life to Call
(Years)**


- --------------------------------------------------------------------------------------------------

*    Less than __% but greater than _.
** Determined as specified under "--Weighted Average Lives of the Offered Certificates."

Last Scheduled Distribution Date

     The "Last Scheduled Distribution Date" for the Class AF and Class AV-_ Certificates is the Distribution Date in ____ of ____ and for the Class A-IO
Certificates is the Distribution Date in ______ of ____. The Last Scheduled Distribution Date for the Class AF and Class AV-_ Certificates is the Distribution Date in the seventh month following the latest scheduled maturity date for any of the Loans. The Last Scheduled Distribution Date for the Class A-IO Certificates is the Distribution Date on which the Notional Amount of the Class A-IO Certificates is reduced to zero. Since the rate of distributions in reduction of the Class Certificate Balance of each of the classes of Class AF and Class AV-_ Certificates will depend on the rate of payment, including prepayments, of the Loans in the Applicable Group, the Class Certificate Balance of any or all of the classes of Class AF and Class AV-_ Certificates could be reduced to zero significantly earlier or later than the Last Scheduled
Distribution Date. The rate of payments on the Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Loans. See "Yield, Prepayment and Maturity Considerations--Prepayment Considerations and Risks" and "--Weighted Average Lives of the Offered Certificates" herein and "Prepayment and Yield Considerations" in the Prospectus.

                             THE CERTIFICATE INSURER

     The following information has been supplied by the Certificate Insurer for inclusion in this prospectus supplement. No representation is made by the Depositor, the Servicer, the Sellers, the Trustee, the Underwriter or any of their affiliates as to the accuracy or completeness of this information.

     The Certificate Insurer is a _________________ regulated by the ______________________ and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico and the Territory of Guam. The
Certificate Insurer primarily insures newly-issued municipal and structured finance obligations. The Certificate Insurer is a wholly-owned subsidiary of ________________________, a _______________ company. ______________________,
________________________, and ____ have each assigned a triple-A financial strength rating to the Certificate Insurer.

     The consolidated financial statements of the Certificate Insurer and subsidiaries as of ____________ and ____________ and for each of the years in the three-year period ended ____________ prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of ____________ (which was filed with the Commission on ____________; Commission File Number _________) and the unaudited consolidated financial statements of the Certificate Insurer and subsidiaries as of ____________ and for the periods ending ____________ and ____________, included in the Quarterly Report on Form 10-Q of ________________, for the period ended ____________ (which was filed with the Commission on ____________), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on ____________ and ____________, included in the Current Reports on Form 8-K of ____________ (which were filed with the Commission on ____________ and ____________, respectively) and the unaudited interim financial information and accompanying discussion of ____________, as of ____________, and for the periods ending ____________ and ____________ contained in the press release issued on ____________, included in the Current Report on Form 8-K of ____________ (which was filed with the Commission on ____________), are hereby incorporated by reference into this prospectus supplement and shall be deemed to be a part hereof. Any statement contained in a document incorporated in this prospectus supplement by reference shall be modified or superseded for the purposes of this prospectus supplement to the extent that a statement contained in this prospectus supplement by reference in this prospectus supplement also modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus supplement.

     All financial statements of the Certificate Insurer and subsidiaries included in documents filed by ____________ with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the Offered Certificates shall be deemed to be incorporated by reference into this prospectus supplement and to be a part hereof from the respective dates of filing the documents.

     The following table sets forth the capitalization of the Certificate Insurer as of ____________, ____________, and ____________, respectively, in conformity with accounting principles generally accepted in the United States of America.

                     [Certificate Insurer] and Subsidiaries
                              Capitalization Table
                              (Dollars in Millions)

                                                           Dec. 31,              Dec. 31,         Sept 30,
                                                           --------              --------         --------
                                                                                                 (unaudited)
Unearned premiums..................................
Other liabilities..................................
Total liabilities..................................

Stockholder's equity:
  Common stock.....................................
  Additional paid-in capital.......................
  Accumulated other comprehensive (loss) income
  Retained earnings................................
Total stockholder's equity.........................
Total liabilities and stockholder's equity.........


     For additional financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer incorporated by reference in this prospectus supplement. Copies of the financial statements of the Certificate Insurer incorporated by reference and copies of the Certificate Insurer's annual statement for the year ended ____________ prepared in accordance with statutory accounting standards are available, without charge, from the Certificate Insurer. The address of the Certificate Insurer's administrative offices and its telephone number are ________________________________ and ____________.

     The Certificate Insurer makes no representation regarding the Certificates or the advisability of investing in the Certificates and makes no representation regarding, nor has it participated in the preparation of, this prospectus supplement other than the information supplied by the Certificate Insurer and presented under the headings "Description of the Certificates -- Certificate Guaranty Insurance Policy" and "The Certificate Insurer," and in the financial statements incorporated in this prospectus supplement by reference.

                                 USE OF PROCEEDS

     The Depositor will use the net proceeds received by it from the sale of the Offered Certificates to pay the purchase price of the Loans and for general corporate purposes.

                         FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, multiple elections will be made to treat some of the assets of the trust fund (exclusive of the Spread Accounts and the Net WAC Cap Account) as several REMICs. Assuming those elections are timely made and the terms of the Pooling and Servicing Agreement are complied with, Stradley, Ronon, Stevens & Young, LLP, special tax counsel to the Depositor ("Tax Counsel") is of the opinion that the trust fund (exclusive of the Spread Accounts and Net WAC Cap Account) will qualify as several REMICs within the meaning of the Code. The Offered Certificates (excluding any associated rights to receive payments from the Net WAC Cap Account) and the Class X Certificates (excluding any associated right to receive payments from the Spread Accounts) will constitute the "regular interests" in a REMIC. The Class R Certificates will constitute the sole class of "residual interest" in each REMIC. See "Federal Income Tax Consequences" in the Prospectus.

     The Offered Certificates (excluding any associated rights to receive payments from the Net WAC Cap Account) will be treated as debt instruments for federal income tax purposes. Income on the Offered Certificates must be reported under an accrual method of accounting.

     Although federal income tax law is not clear, the Class A-IO Certificates may be treated as being issued with original issue discount ("OID"). OID is generally equal to the difference between the stated redemption price at maturity of a debt instrument over the instrument's issue price. The stated redemption price of the Class A-IO Certificates will likely be equal to the sum of the payments expected to be received on the Certificates. The issue price of the Class A-IO Certificates will likely be the amount the certificateholder paid for the Certificate, net of expenses. A Class A-IO certificateholder may be allowed to deduct a loss equal to the amount by which the certificateholder's basis in the Certificate exceeds the expected remaining payments on the Certificate net of any expected payments that will not be realized due to prepayments on assets a REMIC holds.

     Holders of certain Offered Certificates must allocate their purchase price for that Certificate among one or more of the following components, as appropriate - the REMIC regular interest component and the right to receive payment in the form of the Net WAC Cap Carryover (the "Net WAC Cap component"). For information reporting purposes, it will be assumed that, with respect to any Offered Certificate, the Net WAC Cap component will have only nominal value relative to the value of the regular interest component. The IRS could, however, argue that the Net WAC Cap component has a greater than de minimis value. If that argument was sustained, the regular interest component could be viewed as having been issued with OID (which could cause the total amount of discount to exceed a statutorily defined de minimis amount).

     Upon the sale, exchange, or other disposition of an Offered Certificate, the holder thereof must allocate the amount realized among the appropriate components of the Offered Certificate based on the relative fair market values of those components at the time of sale. Assuming that an Offered Certificate is held as a "capital asset" within the meaning of section 1221 of the Code, gain or loss on the disposition of an interest in the Net WAC Cap component should be capital gain or loss, and gain or loss on the disposition of the regular interest should, subject to the limitation described below, be capital gain or loss. Gain attributable to the regular interest component of an Offered Certificate will be treated as ordinary income, however, to the extent the gain does not exceed the excess, if any, of:

          o the amount that would have been includible in the holder's gross income with respect to the regular interest component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in section 1274(d) of the Code determined as of the date of purchase of that Certificate, over

          o    the amount actually included in the holder's income.

     As indicated above, a portion of the purchase price paid by a certificateholder to acquire an Offered Certificate may be attributable to the Net WAC Cap component of that Certificate. The portion of the overall purchase price attributable to these components must be amortized over the life of the Certificate taking into account the declining balance of the related regular interest component. Treasury regulations concerning notional principal contracts provide alternative methods for amortizing the purchase price of an interest rate cap contract and the consequences on the disposition of the contract. A disposition of the contract would be deemed to occur, for example, upon the sale of the Offered Certificates. Certificateholders are urged to consult their tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the Net WAC Cap component of an Offered Certificate.

     Any payments made to a certificateholder in the form of Net WAC Cap Carryover will be treated as periodic payments on an interest rate cap contract. To the extent the sum of the periodic payments for any year exceed that year's amortized cost of the contract rights, that excess is ordinary income. If for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, that excess is allowable as an ordinary deduction, subject, in the case of individuals to the potential application of certain limitations with regard to miscellaneous itemized deductions.

     The Offered Certificates, depending on their issue prices, as described in the Prospectus under "Federal Income Tax Consequences," may be treated as having been issued with OID for federal income tax purposes. For purposes of determining the amount and rate of accrual of OID and market discount, the trust fund intends to assume that there will be prepayments on the Loans at a rate equal to 100% of the Prepayment Assumption, as described under "Yield, Prepayment and Maturity Considerations--Structuring Assumptions." No representation is made as to whether the Loans will prepay at the foregoing rate or any other rate. See "Yield, Prepayment and Maturity Considerations" herein and "Federal Income Tax Consequences" in the Prospectus.

     If the holders of the Offered Certificates are treated as holding the Certificates at a premium, those holders should consult their tax advisors regarding the election to amortize bond premium and the method to be employed.

     As is described more fully under "Federal Income Tax Consequences" in the Prospectus, the Offered Certificates (exclusive of any associated rights to payments from the Net WAC Cap Account) will represent qualifying assets to a Real Estate Investment Trust ("REIT") under Section 856(c)(4)(A) and to a domestic building and loan association under Section 7701(a)(19)(C) of the Code. Net interest income attributable to the Offered Certificates (exclusive of any associated rights to payments from the Net WAC Cap Account) will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code for REIT qualification purposes, to the extent the assets of the trust fund are assets described in those sections. Mixed Use Loans may not qualify under Section 7701(a)(19) of the Code as loans secured by an interest in residential real property for purposes of the asset test applicable to domestic building and loan associations. The Offered Certificates (exclusive of any associated rights to payments from the Net WAC Cap Account) will represent qualifying assets under Section 860G(a)(3) if acquired by a REMIC within the prescribed time periods of the Code.

     The owners of the Net WAC Cap Account are the holders of the Class X Certificates. The Net WAC Cap Account and the Spread Accounts are outside reserve funds and are not assets of any REMIC. Amounts transferred by a REMIC to the Net WAC Cap Account are treated as amounts distributed by the applicable REMIC to the holders of the Class X Certificates or transferees of the holders of the Class X Certificates for all federal tax purposes.

                              ERISA CONSIDERATIONS

     Any Plan fiduciary who proposes to cause a Plan (as defined below) to acquire the Offered Certificates should consult with its counsel with respect to the potential consequences under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or the Code, of the Plan's acquisition and ownership of those Certificates. See "ERISA Considerations" in the Prospectus.
Section 406 of ERISA and Section 4975 of the Code prohibit "parties in interest" and "disqualified persons" with respect to an employee benefit or other plan or arrangement, including, but not limited to, an individual retirement account, that is subject to ERISA and/or the excise tax provisions set forth under
Section 4975 of the Code (a "Plan") from engaging in certain transactions involving that Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving Plans described under that Section. ERISA authorizes the imposition of civil penalties for prohibited transactions involving Plans not subject to the requirements of
Section 4975 of the Code.

     Some employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of those plans may be invested in the Offered Certificates without regard to the ERISA considerations described herein and in the Prospectus, subject to the provisions of other applicable federal and state law. Any plan that is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary who decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investment to the rate of principal payments, including prepayments, on the Loans.

     The United States Department of Labor has granted an individual administrative exemption to the Underwriter (Prohibited Transaction Exemption _____, Exemption Application No. ______, __________ (__________)) (the
"Underwriter Exemption") from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemption. The Underwriter Exemption applies to the Loans in the trust fund.

     On July 21, 1997 and November 13, 2000, the Department of Labor published in the Federal Register amendments to the Underwriter Exemption. The November 13, 2000 amendment to the Underwriter Exemption permits Plans to invest in certain investment grade (i.e., securities which are rated at the time of issuance in one of the four highest generic rating categories by at least one rating agency) mortgage-backed securities and asset-backed securities which are either senior or subordinated. The amendment also permits the use of eligible interest rate swaps (both ratings dependent and non-rating dependent) under certain circumstances; permits the use of yield supplements which involve notional principal amounts; and makes other changes to the Underwriter Exemption that reflect the Department's current interpretation of the Underwriter Exemption.

     For a general description of the Underwriter Exemption, as amended on July 21, 1997 and November 13, 2000, and the conditions that must be satisfied for the Underwriter Exemption to apply, see "ERISA Considerations" in the Prospectus.

     It is expected that the Underwriter Exemption will apply to the acquisition and holding by Plans of Offered Certificates and that all conditions of the Underwriter Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single borrower that is the obligor on five percent (5%) of the Loans included in the trust fund by aggregate unamortized principal balance of the assets of the trust fund.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the effect of the Plan Asset Regulation described in the Prospectus, the applicability of Prohibited Transaction Exemption 83-1, described in the Prospectus, and the Underwriter Exemption, and the potential consequences in their specific circumstances, prior to making an investment in any of the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in any of the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

     The Offered Certificates will [not] constitute "mortgage related securities" for purposes of the Secondary Mortgage Enhancement Act of 1984. Accordingly, many institutions with legal authority to invest in "mortgage related securities" may not be legally authorized to invest in the Offered Certificates.

     The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to those restrictions to purchase Offered Certificates, may be subject to significant interpretive uncertainties. Accordingly, institutions whose investment activities are subject to review by federal or state regulatory authorities should consult with their counsel or the applicable authorities to determine whether an investment in the Offered Certificates complies with applicable guidelines, policy statements or restrictions. See "Legal Investment" in the Prospectus.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreement dated ____________ (the "Underwriting Agreement") among the Depositor, Equity One and _____________________ (the "Underwriter"), the Depositor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase from the Depositor all of the Offered Certificates. ____________ conducts its investment banking, institutional, and capital markets businesses through its various bank, broker-dealer and non-bank subsidiaries (________________) under the trade name ____________. Any references to ____________ in this prospectus supplement, however, do not include ____________, member NASD/SIPC, a separate broker-dealer subsidiary of ____________, and an affiliate of

____________ which may or may not be participating as a selling group member in the distribution of the Offered Certificates. The Offered Certificates will be offered by the Underwriter when, as and if issued and sold by the Depositor to the Underwriter, subject to the Underwriter's right to reject any subscription in whole or in part.

     The Underwriter has informed the Depositor that it proposes to offer the Offered Certificates for sale from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of the related sale. The Underwriter may effect those transactions by selling the Offered Certificates to or through dealers, and those dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any commissions received by them and any profit on the resale of the Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

     No Offered Certificate will have an established trading market when issued. The Underwriter may, from time to time, act as a broker or purchase and sell Offered Certificates in the secondary market, but the Underwriter is under no obligation to do so and there can be no assurance that there will be a secondary market for the Offered Certificates or liquidity in the secondary market if one does develop.

     Neither the Depositor nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above, if engaged in, may have on the prices of the Offered Certificates. In addition, neither the Depositor nor the Underwriter makes any representation that the Underwriter will engage in those transactions or that those transactions, once commenced, will not be discontinued without notice.

     Equity One and the Depositor have agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to specific liabilities, including liabilities under the Securities Act.

                                  LEGAL MATTERS

     The validity of the Certificates, including specific federal income tax consequences with respect thereto, will be passed upon for the Depositor by Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania. ______________________ will pass upon certain legal matters on behalf of the Underwriter.

                                     EXPERTS

     The consolidated financial statements of ________________ and subsidiaries as of ______________ and for each of the years in the three year period ended ____________ are incorporated by reference herein and in the Registration Statement in reliance upon the report of ____________, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                     RATINGS

     It is a condition to the issuance of the Offered Certificates that they be rated "_____" by ____________, and "___" by _____________ and together with
________________, the "Rating Agencies").

     The ratings of the __________ and ____________ assigned to mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which they are entitled. The rating process addresses structural and legal aspects associated with the Offered Certificates, including the nature of the underlying mortgage loans. The ratings assigned to mortgage pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the borrowers or the degree to which the prepayments will differ from that originally anticipated. The rating of the Offered Certificates will depend primarily on an assessment by the Rating Agencies of the Loans and upon the claims-paying ability of the Certificate Insurer. Any change in the ratings of the Certificate Insurer by ____________ or ____________ may result in a change in the ratings on the

Offered Certificates. The ratings do not address the possibility that certificate holders might suffer a lower than anticipated yield due to non-credit events, and do not address the likelihood that holders of the Offered Certificates will receive the Net WAC Cap Carryover.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the Offered Certificates are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement with respect to the Offered Certificates.

     The Depositor has not requested that any rating agency rate the Offered Certificates other than as stated above. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by that rating agency. A rating on the Offered Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates as stated above.

                             INDEX OF DEFINED TERMS

Adjusted Net Mortgage Rate.........................51           Interest Accrual Period............................59
Adjustment Date....................................23           Interest Distribution Amount.......................58
Advance............................................52           Last Scheduled Distribution Date...................81
Applicable Group...................................57           LIBOR Determination Date...........................60
Available Funds....................................57           Liquidated Loan....................................62
Balloon Loans......................................22           Liquidation Proceeds...............................57
Beneficial Owners..................................53           Loan Losses........................................62
Business Day.......................................67           Loans..............................................21
Cede...............................................54           Loan-to-Value Ratio................................23
Certificate Account................................54           Margin.............................................23
Certificate Formula Principal Amount...........60, 61           Maximum Mortgage Rate..............................23
Certificate Insurer................................21           Minimum Mortgage Rate..............................23
Certificate Insurer Default........................68           Mixed Use Loan.....................................21
Certificate Insurer's Monthly Premium..............68           Mortgage...........................................46
Certificates.......................................21           Mortgage File......................................46
Class AF Certificates..............................21           Mortgage Notes.....................................21
Class AF Distributable Funds.......................57           Net Interest Shortfalls............................59
Class AF-_ Net WAC Cap Deposit Amount..............55           Net Prepayment Interest Shortfall..................59
Class A-IO-I Component.............................52           Net WAC Cap........................................57
Class A-IO-II Component............................52           Net WAC Cap Account................................66
Class AV-_ Net WAC Cap Deposit Amount..............56           Net WAC Cap Carryover..............................59
Class AV-__ Distributable Funds....................57           Notional Amount....................................52
Class Certificate Balance..........................52           Offered Certificates...............................21
Closing Date.......................................22           OID................................................83
Code...............................................46           One-Month LIBOR....................................60
Collateral Value...................................23           Optional Termination Date..........................69
CPR................................................74           Overcollateralization Step-up Trigger Event........63
Cut-off Date.......................................21           Overcollateralization Target Amount................63
Cut-off Date Group I Principal Balance.............22           Overcollateralized Amount..........................65
Cut-off Date Group II Principal Balance............22           Pass-Through Rate..................................57
Cut-off Date Pool Principal Balance................22           Periodic Rate Cap..................................23
Definitive Certificate.............................54           Permitted Investments..............................54
Deleted Loan.......................................46           Plan...............................................84
Depositor..........................................21           Policy.............................................67
Distributable Excess Spread........................63           Pool Principal Balance.............................22
Distributable Funds................................57           Pooling and Servicing Agreement....................21
Distribution Account...............................54           Preference Amount..................................67
Distribution Date..................................56           Prepayment Assumption..............................74
DTC................................................53           Prepayment Interest Excess.........................51
Due Date...........................................22           Prepayment Interest Shortfall......................59
Due Period.........................................61           Prepayment Period..................................57
Equity One.........................................49           Receipt............................................67
Equity One Standards...............................47           Received...........................................67
ERISA..............................................84           Record Date........................................56
Formula Rate.......................................57           Reference Banks....................................60
Group I Loans......................................21           Refinance Loan.....................................23
Group I Principal Balance..........................22           REIT...............................................84
Group II Loans.....................................21           Relief Act Reduction...............................59
Group II Principal Balance.........................22           REO Property.......................................52
Guaranteed Principal Distribution Amount...........67           Replacement Loan...................................46
I&I Payments.......................................68           Residential Loan...................................21
Initial Rate Cap...................................23           Scheduled Payments.................................22
Insurance Proceeds.................................57           Securities Act.....................................86
Insured Amount.....................................67           Seller and Sellers.................................21

Servicer...........................................21           Substitution Adjustment Amount.....................47
Servicing Fee......................................51           Tax Counsel........................................82
Servicing Fee Rate.................................51           Trustee............................................21
Six-Month LIBOR....................................24           Underwriter........................................85
SPA................................................74           Underwriter Exemption..............................85
Spread Account Excess..............................66           Underwriting Agreement.............................85
Stated Principal Balance...........................22           Unpaid Interest Amounts............................59
Stepdown Date......................................65           Weighted Average Overcollateralization
Structuring Assumptions............................72             Target Amount ...................................65

                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in specific limited circumstances, the globally offered Mortgage Pass-Through Certificates, Series ____-_ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of The Depository Trust Company ("DTC"), Clearstream, Luxembourg or the Euroclear System ("Euroclear"). The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and similar issues of mortgage pass-through certificates.

     Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC participants holding Certificates will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream, Luxembourg and Euroclear (in that capacity) and as DTC participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless the holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to similar issues of mortgage pass-through certificates. Investor's securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to similar issues of mortgage pass-through certificates in same-day funds.

     Trading between Clearstream, Luxembourg and/or Euroclear participants. Secondary market trading between Clearstream, Luxembourg participants or
Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Clearstream, Luxembourg or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a Euroclear participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant at least one business day before settlement. Clearstream, Luxembourg or Euroclear will instruct its respective depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last distribution date to but excluding the settlement date, on the basis of either the actual number of days in that accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to but excluding the first day of the following month. Payment will then be made by the respective depositary of the DTC participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream, Luxembourg participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream, Luxembourg participants or Euroclear participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg participant's or Euroclear participant's particular cost of funds.

     Since the settlement will take place during New York business hours, DTC participants can employ their usual procedures for sending Global Securities to the respective European depositary for the benefit of Clearstream, Luxembourg participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream, Luxembourg or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream, Luxembourg or Euroclear will instruct the respective depositary, as appropriate, to deliver the Global Securities to the DTC participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last distribution date to but excluding the settlement date, on the basis of either the actual number of days in that accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to but excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream, Luxembourg participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream, Luxembourg participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC participants for delivery to Clearstream, Luxembourg participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their
     Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the Global Securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg participant or Euroclear participant.

Certain U.S.  Federal Income Tax Documentation Requirements

     A Beneficial Owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined below) (or U.S. backup withholding tax at a rate of 30.5% after August 6, 2001 for calendar year 2001, 30% for calendar year 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 and thereafter), unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the Beneficial Owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) the Beneficial Owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (as defined below) (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons may be able to obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change.

     Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, may be able to obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons that are Beneficial Owners residing in a country that has a tax treaty with the United States may be able to obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN.

     Exemption for U.S. Persons (Form W-9). U.S. Persons may be able to obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Beneficial Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are generally effective for three calendar years.

     The term "U.S. Person" means:

          (a) a citizen or resident of the United States;

          (b) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations);

          (c) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source; or

          (d) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

     This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities or with all aspects of Treasury regulations relating to tax documentation requirements. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities, the right to receive any Net WAC Cap Carryover and the U.S. federal income tax documentation requirements (described above) related to the same.

             Equity One Mortgage Pass-Through Trust _____-_________

       $__________ Mortgage Pass-Through Certificates, Series _____-______

                              Equity One ABS, Inc.
                                   (Depositor)

                -------------------------------------------------

                              PROSPECTUS SUPPLEMENT

                             Dated __________, ____

                -------------------------------------------------




                              [Underwriter's Logo]

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED January 28, 2002

            Prospectus Supplement to Prospectus dated _________, ____
                                 $______________

                Equity One Mortgage Loan Trust _________-________

              $_________ [ ] ASSET BACKED NOTES, SERIES _____-____
             $_________ ASSET BACKED CERTIFICATES, SERIES _____-____

   Equity One, Inc.                             Equity One ABS, Inc.
  as Master Servicer                               as Depositor

[Certificates/Notes]  Principal Balance   [Certificate] [Note]   Payment Dates      Net Proceeds
                      -----------------   ---------------------  -------------     to Depositor(1)
                                          Rate                                    ---------------
                                          ----


                                $                   %                                     $
                                $                   %                                     $
- --------------------------------------------------------------------------------------------------
Total                           $                  N/A                                    $

- ------------
(1) Before deducting expenses, payable by the depositor, estimated to be approximately $__________ in the aggregate.



- -----------------------------
Before buying                     The [certificates] [notes]--
[certificates][notes],
consider carefully the risk       o    the  certificates  represent an interest
factors beginning on page              in a trust fund consisting  primarily of
S-10 in this document and on           a pool  of  [fixed  and  variable]  rate
page 5 in the prospectus.              mortgage loans.

                                  o    the notes are  secured  by assets of the
The [certificates] will                trust fund.
represent interests in, and
the [notes] will be secured       o    currently have no trading market.
by the assets of, the trust
fund only and the securities      Credit enhancement for the [certificates]
will not represent interests      [notes] --
in, be secured by or be           o    will include a [surety  bond][letter  of
obligations of any other               credit].  This [surety  bond][letter  of
entity.                                credit] will guarantee  current payments
                                       of  interest  and  ultimate  payment  of
This prospectus supplement             principal     to    holders    of    the
may be used to offer and               [certificates][notes]   on   the   terms
ell the [certificates][notes]          described in this document.
only if it is accompanied by
the prospectus.
                                   [Certificate Insurer's Logo]
- -----------------------------


Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission has approved the securities or determined that this prospectus supplement or the accompanying prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

It is expected that delivery of securities will be made in book-entry form only through the facilities of The Depository Trust Company, Clearstream, Luxembourg, and the Euroclear System on or about _________, _________.

                              [Underwriter's Logo]
                             __________, _________

     Information about the [certificates][notes] is presented in two separate documents that progressively provide more detail:

     o the accompanying prospectus which provides general information, some of which may not apply to your [certificates][notes], and

     o this prospectus supplement, which describes the specific terms of your [certificates][notes].

     We strongly encourage you to read both this prospectus supplement and the prospectus in full. You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     If the description of the terms of your [certificates][notes] varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

     We have made cross-references to captions in this prospectus supplement and the accompanying prospectus under which you can find further related discussions. The table of contents that follows on the next page and the table of contents in the accompanying prospectus indicate where these captions are located.

     We are not offering the [certificates][notes] in any state where the offer is not permitted.

     We do not claim that the information in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the dates stated on the cover of each document.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the [certificates][notes] and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the [certificates][notes] will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

     Subject to some limitations, you can get a copy of any of the documents referred to in the accompanying prospectus under the caption "Incorporation of Certain Documents by Reference" free of charge from the trustee. You should direct any requests for these documents to the Corporate Trust Office of the Trustee at ________________, telephone: _________________, facsimile number:
__________________, Attention: ________________.

     This prospectus supplement and the accompanying prospectus contain forward-looking statements relating to future economic performance or projections and other financial items. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the depositor notes that these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results or performance to differ materially from these forward-looking statements. Those risks, uncertainties and other factors include, among others, the rate and timing of prepayments on mortgage loans, general economic and business conditions, competition, changes in political and social conditions, regulatory initiatives and compliance with government regulations, customer preferences and various other matters, many of which are beyond the depositor's control. These forward-looking statements, together with related qualifying language and assumptions, are found in the material, including each of the tables, set forth under the captions "Risk
Factors," "Yield, Prepayment and Maturity Considerations," and "Yield and Prepayment Considerations." Forward-looking statements are also found elsewhere in this prospectus supplement and the accompanying prospectus, and may be identified by, among other things, the use of forward-looking words like
"expects," "intends," "anticipates," "estimates," "believes," "may" or other comparable words. These forward-looking statements speak only as of the date of this prospectus supplement. The depositor expressly disclaims any obligation or undertaking to update or revise forward-looking statements to reflect any change in the depositor's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                TABLE OF CONTENTS

                              Prospectus Supplement
                                                                         Page

Summary of Terms...........................................................S-4
Risk Factors..............................................................S-10
The Trust Fund............................................................S-17
The [Letter of Credit] [Surety Bond] Issuer...............................S-17
The Master Servicer.......................................................S-18
The Loan Program..........................................................S-18
Description of the Loans..................................................S-22
Maturity and Prepayment Considerations....................................S-30
Description of the Master Servicing Agreement.............................S-31
Description of the Securities.............................................S-34
The Depositor.............................................................S-36
The Indenture.............................................................S-36
The Trust Agreement.......................................................S-41
The Administration Agreement..............................................S-42
The Indenture Trustee.....................................................S-42
The Owner Trustee.........................................................S-42
Use of Proceeds...........................................................S-42
Federal Income Tax Consequences...........................................S-43
State Tax Consequences....................................................S-44
ERISA Considerations......................................................S-44
Legal Investment Considerations...........................................S-47
Underwriting..............................................................S-48
Legal Matters.............................................................S-48
Ratings...................................................................S-48
Index of Defined Terms....................................................S-50
Annex I - Global Clearance, Settlement and Tax Documentation Procedures...A-1

                                   Prospectus

Risk Factors................................................................5
The Trust Fund.............................................................13
Use of Proceeds............................................................17
The Depositor..............................................................18
Loan Program...............................................................18
Description of the Securities..............................................24
Credit Enhancement.........................................................39
Yield and Prepayment Considerations........................................44
The Agreements.............................................................46
Legal Aspects of the Loans.................................................59
Federal Income Tax Consequences............................................69
State Tax Considerations...................................................93
ERISA Considerations.......................................................93
Legal Investment...........................................................97
Method of Distribution.....................................................98
Legal Matters..............................................................99
Financial Information......................................................99
Rating.....................................................................99
Available Information.....................................................100
Incorporation of Certain Documents by Reference...........................100
Index of Defined Terms....................................................101

- --------------------------------------------------------------------------------
                                SUMMARY OF TERMS

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. You should read this entire prospectus supplement and the accompanying prospectus carefully before you decide whether to purchase [certificates][notes].

     This summary provides an overview of calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.

The Trust Fund and the Sellers

     Equity One Mortgage Loan Trust ________-____ , a Delaware business trust, will be formed on ________, ____ by Equity One ABS, Inc., as depositor, [sellers], and ___________, as trustee. ___________, ____________, and
     __________, as sellers, will sell the mortgage loans to Equity One ABS, Inc. Equity One ABS, Inc. will deposit the mortgage loans in the trust fund.

     [[Indenture   Trustee]   will  act  as  trustee  for  the  benefit  of  the
     noteholders.] [[Owner Trustee] will act as trustee for the benefit of the certificateholders.]

The Securities

     On the closing date, _______________, _____, [the notes will be issued pursuant to the indenture] [the trust fund will issue the securities].

     Generally, the securities will be offered for purchase in denominations of $25,000 and integral multiples of $1 in excess thereof.

 Registration of Certificates

     We will issue the securities in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. While the securities are book-entry they will be registered in the name of the nominee of the depository in the United States.

     Transfers within any depository system will be in accordance with the usual rules and operating procedures of that system. Cross market transfers between two different depository systems may be effected through a third-party bank and/or the related depositories. The limited circumstances under which definitive securities will replace the book entry securities are described in the prospectus.

     We refer you to "Description of the Securities --Book Entry Securities," and Annex I in this prospectus supplement and "Description of the Securities--Book Entry Registration of Securities" in the prospectus for more detail.

Trust Property

     The [Indenture Trustee][Owner Trustee] will hold the trust property for the benefit of the [noteholders][certificateholders]. The trust property will include:

          o a pool of adjustable rate and fixed rate, fully amortizing and balloon, first and second lien mortgage loans;
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
          o    payments  on  the  mortgage  loans   received  after   _________,
               sometimes referred to in this prospectus supplement as the cut-off date (other than amounts received after the cut-off date in respect of principal and interest on the mortgage loans due on or prior to the cut-off date);

          o    the deed of trust or mortgage related to each mortgage loan;

          o property that once secured a mortgage loan that the trust fund has acquired through foreclosure or deed in lieu of foreclosure;

          o the benefits of the [spread account][letter of credit][surety bond];

          o    amounts on  deposit in the  various  accounts  maintained  by the
               servicer    and   the    trustee   for   the   benefit   of   the
               certificateholders;

          o rights of the depositor under the agreement pursuant to which the depositor purchased the mortgage loans from the sellers, including the right to require the sellers or their successors in interest to repurchase mortgage loans for breaches of representations and warranties; and

          o rights of the sellers or their successors in interest under any hazard insurance policies covering the mortgaged properties.

     We refer you to "The Trust Fund--General" in this prospectus supplement.

The Mortgage Pool

     On the closing date, the trust fund will acquire a pool of adjustable rate and fixed rate mortgage loans, which will include mortgage loans secured by first and second liens on one- to four-family dwellings and on multi-family properties and structures which contain both residential dwelling units and space used for retail, professional or other commercial uses. The mortgage loans were generally originated or acquired in accordance with underwriting guidelines that are less stringent than Fannie Mae and Freddie Mac guidelines.

     The mortgage loans had the following characteristics as of the close of business on _________:

          o    number of mortgage loans: ______

          o    aggregate principal balance: ________$

          o    mortgaged  property  location:   __states;   other  than  __%  of
               mortgaged properties located in [state], no state represents more than ____% of the mortgage loans, by loan balance

          o maximum combined loan-to-value ratio at origination: __% (based on credit limit)

          o    weighted average combined loan-to-value ratio: __% (approximate)

          o    combined loan-to-value ratio range: __% to __% (approximate)

          o    loan balance range: $___________ to $ ________ (approximate)

          o    credit limit range: $ __________ to __________ (approximate)

          o    mortgage loan  origination  range from  __________ to __________,
               ____

          o    weighted average loan utilization rate: __% (approximate)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
          o    average loan balance: $____________

          o    interest rates range: __% to __%

          o    weighted average interest rate: __% (approximate)

          o weighted average remaining term to stated maturity, based on principal balance: ___ months (approximate)

          o    term to stated maturity range: __ months to __ months

          o    last maturity date: _________

          o    average credit limit: $____________

          o use and type of each mortgaged property: __% owner occupied; __% second vacation home;

          o    __% first priority and __% second priority lien

     We refer you to "The Mortgage Pool" in this prospectus supplement.

Servicer and Servicing

     Equity One, Inc. will service, manage and make collections on the mortgage loans. In exchange for these services, Equity One, Inc. will receive an annual servicing fee, payable monthly, of __% of the principal balance of each mortgage loan. The master servicer will also be entitled to other specified amounts as servicing compensation from the trust fund.

     We refer you to "Description of the Master Servicing Agreement--Servicing Compensation and Payment of Expenses" in this prospectus supplement.

Collections

     The master servicer will allocate all collections on the mortgage loans between amounts collected in respect of interest and amounts collected in respect of principal. The master servicer will generally deposit collections distributable to the securityholders in a collection account.

     We refer you to "Description of the Master Servicing Agreement--Allocations and Collections" in this prospectus supplement and "The
     Agreements--Payments on Loans; Deposits to Security Account" and "--Collection Procedures" in the accompanying prospectus.

Distributions to Securityholders

     On each distribution date, the trustee will make a payment on each of the securities. The distribution date will be the ____ day of each month or, if the ___ day is not a business day, the next business day, commencing on __________, ____.

     On each distribution date, collections on the mortgage loans will be applied in the following order of priority:

          o    to the master servicer, the servicing fee;
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
          o as payment for the accrued interest due and any overdue accrued interest, with interest thereon;

          o as principal on the securities, the excess of principal collections over additional balances created during the preceding collection period. This amount will be allocated between the notes and certificates, pro rata, based on their respective principal balances;

          o    as  principal  on  the  securities,   payments  for  any  amounts
               unrecoverable as loses on the mortgage loans;

          o    the premium on the [surety bond];

          o    reimbursement of prior draws made on the [surety bond];

          o    any remaining amounts to the depositor.

     We refer you to "Description of the Securities--Distributions" in this prospectus supplement.

     On the ___ day of that month or, if the ___ day is not a business day, the prior business day, but no later than two business days prior to that month's distribution date, the master servicer will calculate, and instruct the trustee regarding, the amounts to be paid to you on that month's distribution date.

Interest

     Interest will accrue on the unpaid principal balance of the securities at the applicable rate and be payable on each distribution date with respect to the calendar month preceding that distribution date. Interest will be calculated on the basis of a 360-day year made up of twelve 30-day months.

     We  refer  you  to  "Description  of  the   Securities--Distributions"  and
     "--Interest" in this prospectus supplement.

Credit Enhancement--General

     Credit enhancement is intended to reduce the harm caused to securityholders by shortfalls in payments received on the mortgage loans. The credit enhancement provided for the benefit of securityholders will include the [spread account][letter of credit][surety bond]. The various forms of credit enhancement on the securities are described below and elsewhere in this prospectus supplement.

[Letter of Credit][Surety Bond]

     ______________, the __________, will issue the [letter of credit][surety bond] to provide credit enhancement to the securities. Generally, the terms of the [letter of credit][surety bond] will guarantee payment on each distribution date to the trustee, for the benefit of the securityholders, of an amount sufficient to cover any shortfalls in funds available to pay amounts due to the securityholders on that distribution date. Allocation of Losses

     Neither the securities nor the underlying mortgage loans are insured or guaranteed by any governmental agency or instrumentality, or by any other entity.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Optional Termination

     The master servicer may exercise an option to purchase all the mortgage loans and any properties that the trustee acquired in satisfaction of any of the mortgage loans when the aggregate principal balance of all mortgage loans in the trust fund, including the mortgage loans related to properties which the trustee has acquired, is less than __% of the aggregate principal balance of all mortgage loans in the trust fund as of the close of business on _____________. If the master servicer exercises this option, your security will be retired early and you will be entitled to:

          o    the outstanding principal balance of your security; and

          o any unpaid accrued interest on your security at the applicable rate.

     We refer you to "Description of the Securities--Optional Termination" in this prospectus supplement.

Federal Income Tax Consequences

     The trustee will elect to treat the trust fund as a "real estate mortgage investment conduit," or REMIC, for federal income tax purposes. The [certificates][notes] will constitute "regular interests" in the REMIC.

     We refer you to "Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

ERISA Considerations

     If you are a fiduciary of any pension, other employee benefit or similar plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, you should review carefully with your counsel whether you are permitted to buy or hold any of the securities.

     Subject to the considerations described under "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus, it is expected that the securities may be purchased by a pension, other employee benefit or similar plan.

Legal Investment

     You should consult with your counsel to see if you are permitted to buy any of the securities since the legal investment rules vary depending on what kind of entity you are and which other entities regulate you.

     We refer you to "Legal Investment Considerations" in this prospectus supplement and "Legal Investment" in the accompanying prospectus.

Ratings

     The trust fund will not issue the securities unless they are rated:

          o    __________ by ____________; and

          o    __________ by ____________.

     The ratings address credit risk. When evaluating credit risk, the rating agencies look at the likelihood of whether or not you will receive your interest and principal payments. Credit risk does not relate to the
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
     likelihood of prepayments on the mortgage loans. Prepayments affect the timing of your payments and, as a result, could cause your actual return to differ substantially from your anticipated return on your investment.

     We refer you to "Ratings" and "Risk Factors--Certificate Rating Subject to Change" in this prospectus supplement.
- --------------------------------------------------------------------------------

                                  RISK FACTORS

o    The [notes][certificates] are not suitable investments for all investors.

o You should not purchase any class of [notes][certificates] unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class.

o The [notes][certificates] are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation.

o In addition to the matters described elsewhere in this prospectus supplement and the accompanying prospectus, you should carefully consider the following risk factors before deciding to purchase [notes][certificates]. For a discussion of additional risks pertaining to the [notes][certificates], we refer you to "Risk Factors" in the accompanying prospectus.

You may have difficulty selling your securities.

     The securities will not be listed on any securities exchange. As a result, if you wish to sell your securities, you will have to find a purchaser that is willing to purchase your securities. The underwriter intends to make a secondary market for the [securities]. The underwriter may do so by offering to buy the [securities] from investors that wish to sell. However, the underwriter will not be obligated to make offers to buy the [securities] and may stop making offers at any time. In addition, the prices offered, if any, may not reflect prices that other potential purchasers, were they to be given the opportunity, would be willing to pay. There have been times in the past where there have been very few buyers of similar asset-backed securities, and there may be similar times in the future. As a result, you may not be able to sell your securities when you wish to do so or you may not be able to obtain the price you wish to receive.

Subprime mortgage loans are subject to greater risk of delinquency and loss.

     The underwriting standards of the sellers are less restrictive than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and other factors. A derogatory credit history or a lack of credit history will not necessarily prevent the sellers from making a loan but may reduce the size and the loan-to-value ratio of the loan the sellers will make. As a result of these less restrictive standards, the trust fund may experience higher rates of delinquencies, defaults and losses than if the mortgage loans were underwritten in a more traditional manner.

Newly originated mortgage loans may be more likely to default which may cause losses.

     Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Most of the mortgage loans will have been originated within 12 months prior to the sale to the trust fund. As a result, the trust fund may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

Book-entry securities may be illiquid.

     Issuance of the [notes] [certificates] in book-entry form may adversely affect your ability to sell your [note] [certificate] in the secondary trading market since investors may be unwilling to purchase [notes] [certificates] for which they cannot obtain physical certificates.

     We refer you to "Description of the Securities--Book-Entry Securities" in this prospectus supplement and "Risk Factors--Book-Entry Registration" in the accompanying prospectus.

Book-entry securities may not be able to be pledged.

     Since transactions in the [notes] [certificates] can be effected only through The Depository Trust Company, Clearstream, Luxembourg, or the Euroclear System, their participating organizations, indirect participants and certain banks, your ability to pledge your [note] [certificate] to persons or entities that do not participate in the Euroclear System, The Depository Trust Company or Clearstream, Luxembourg systems may be limited due to lack of a physical certificate representing your [note] [certificate].

     We refer you to "Description of the Securities--Book-Entry Securities" in this prospectus supplement and "Risk Factors--Book-Entry Registration" in the accompanying prospectus.

Book-entry securities may result in delayed receipt of distributions.

     As  a  beneficial  owner,  you  may  experience  some  delay  in  receiving
distributions   of  interest  and  principal  on  your  securities  since  these distributions will be:

          o    forwarded by the trustee to the depository;

          o    credited by the  depository to the accounts of its  participants;
               and

          o    ultimately credited to your account by a depository participant.

     We refer you to "Description of the Securities--Book-Entry Securities" and Annex I in this prospectus supplement and "Risk Factors--Book-Entry Registration of Securities" in the accompanying prospectus.

Liquidations could result in delays and losses.

     Even if the mortgaged properties provide adequate security for the mortgage loans, substantial delays could be encountered in connection with the liquidation of mortgage loans that are delinquent and resulting shortfalls in distributions on your [note] [certificate] could occur. [Corresponding delays in your receipt of related proceeds could occur if the [surety bond provider] fails to perform its obligations under the [surety bond].] Also, liquidation expenses (including legal fees, real estate taxes, and maintenance and preservation expenses) will be paid first, thereby reducing the proceeds payable on your [note] [certificate] and thereby reducing the security for the mortgage loans. If any of the mortgaged properties fails to provide adequate security for the related mortgage loan, you could experience a loss [if the [surety bond provider] fails to perform its obligations under the [surety bond]].

     We refer you to "Maturity and Prepayment Considerations" in this prospectus supplement and "Prepayment and Yield Considerations" in the accompanying prospectus.

Your yield to maturity may be reduced by prepayments.

     The yield to maturity and weighted average life of your security will be affected primarily by the rate and timing of prepayments on the mortgage loans in the trust fund. The mortgage loans may be prepaid in whole or in part at any time, many without penalty. The trust's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. The servicer and its affiliates periodically conduct telemarketing and mass mailings to their existing customers with respect to the refinancing of existing mortgage loans. Although these marketing efforts are not specifically directed to customers who have mortgage loans included in a trust fund, these customers may receive the marketing materials as part of a broader mailing, which may result in an increase in the rate of prepayments of mortgage loans included in a trust fund through refinancings. In addition, substantially all of the mortgage loans contain due-on-sale provisions, and the servicer intends to enforce those provisions unless (1) enforcement is not permitted by applicable law or (2) the servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related mortgaged property to assume the mortgage loan. To the extent permitted by applicable law, assumption of the mortgage loan will not release the original borrower from its obligation under the mortgage loan. Enforcement of a due-on-sale provision would result in repayment in full of the mortgage loan, which would be treated as a prepayment. In addition, the weighted average life of the certificates will be affected by any prepayment resulting from the distribution of amounts (if any) on deposit in the pre-funding account after the end of the funding period.

     You will bear any reinvestment risks resulting from a faster or slower incidence of prepayments of the mortgage loans.

     Consider carefully the discussion under "Yield, Prepayment and Maturity Considerations--Prepayment Considerations and Risks" in this prospectus supplement and under "Prepayment and Yield Considerations" and "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the accompanying prospectus.

Defaults and delinquent payments on the mortgage loans could affect your yield.

     If the spread account is depleted and any other provider of credit enhancement defaults on its payment obligations, the yield to maturity on your security will be sensitive to defaults and delinquent payments on the mortgage loans. If the actual rate of defaults on the mortgage loans and the actual amount of losses to the trust fund upon liquidation of those mortgage loans is greater than the amounts assumed by you in estimating the yield to maturity on your security, the actual yield will be lower than your estimate. If the trust fund experiences substantial losses, you may experience a loss. If the spread account is depleted and any other provider of credit enhancement defaults on its payment obligations, the timing of losses to the trust fund in connection with liquidations of mortgage loans will affect the yield to maturity on your security even if the rate of defaults and severity of those losses are consistent with your expectations. In general, the earlier a loss occurs, the greater effect it will have on the yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans.

Recent events may result in losses.

     On September 11, 2001 certain tragic events occurred at the World Trade Center in New York and in Washington, D.C. that have caused significant uncertainty with respect to global markets. The short term and long term impact of these events is uncertain, but could have a material effect on general economic conditions, consumer confidence and market liquidity. No assurance can be given as to the effect of these events on the rate of delinquencies and losses on the mortgage loans and servicing decisions with respect thereto. Any adverse impact as a result of these events would be borne by the holders of the securities to the extent that the [surety bond provider] fails to perform its obligations under the [surety bond].

     The response of the United States to the events of September 11, 2001, involves military operations. The Soldiers' and Sailors' Civil Relief Act of 1940, referred to herein as the Relief Act, provides relief to borrowers who enter active military service and to borrowers in reserve status who are called to active duty after the origination of their mortgage loan. The Relief Act provides generally that these borrowers may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the borrower's active duty. These shortfalls are not required to be paid by the borrower at any future time, will not be advanced by a servicer and, to the extent excess interest is insufficient, will reduce accrued interest on each class of securities on a pro rata basis. [The surety bond does not cover shortfalls resulting from the application of the Relief Act]. In addition, the Relief Act imposes limitations that would impair the ability of a servicer to foreclose on an affected loan during the borrower's period of active duty status, and, under some circumstances during an additional period thereafter.

Payment delay lowers your effective yield.

     Generally, payments of principal and interest on the mortgage loans received in any calendar month will not be passed through as payments on your security until the distribution date in the following calendar month. As a result, the monthly distributions on your security generally will reflect borrower payments during the prior calendar month. The distribution date will be the ____ day of each month (or the next succeeding business day), commencing on _______________, ___. Thus, the effective yield to you will be below that otherwise produced by the pass-through rate and the price paid by you for your security because distributions on your security in respect of any given month will not be made until on or about the _____ day of the following month.

Balloon loans may bear higher risk of loss.

     As of the close of business on _________, approximately ___% of the aggregate outstanding principal balance of the mortgage consisted of balloon loans, which generally provide for equal monthly payments and a final monthly payment substantially greater than the preceding monthly payments. The balloon loans in the trust fund have original terms of __ to __ months and provide for monthly payments based on a __ to __ month amortization schedule. The borrower on a balloon loan will generally attempt to refinance a balloon loan or sell the underlying mortgaged property on or prior to the stated maturity date in order to avoid payment of the final balloon payment. A borrower's ability to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related mortgaged property, the financial condition of the borrower, tax laws and prevailing general economic conditions. If a borrower is unable to refinance a balloon loan prior to its stated maturity date, the borrower may be more likely to default on the loan. None of the sellers, the servicer, the depositor or the trustee is obligated to refinance any mortgage loan.

The liquidation proceeds of mixed use loans may take longer to recover.

     Mixed use loans are mortgage loans secured by multi-family properties and structures that include both residential dwelling units and space used for retail, professional or other commercial uses. Mixed use loans represented approximately ___% of the aggregate principal balance of the mortgage loans, as of the close of business on __________. Due to the limited market for the type of properties securing mixed use loans, in the event of a foreclosure, we expect that it will take longer to recover proceeds from the liquidation of a mixed use loan than it would for a mortgage loan secured by a one- to four-family dwelling.

Second liens may result in losses in foreclosure proceedings.

     Mortgage loans representing approximately __% of the of the aggregate outstanding principal balance of the mortgage loans on [the cut-off date] are secured by second liens on the related mortgaged properties. In most cases, the first lien mortgage related to a loan secured by a second lien will not be included in the mortgage pool.

     The proceeds from any liquidation, insurance or condemnation proceedings in connection with the underlying mortgaged property will be available to satisfy the outstanding balance of the related second mortgage only to the extent that the claim of the related first mortgagee has been satisfied in full, including any related foreclosure costs. In addition, the servicer, as second mortgagee on the loans in its portfolio, may not foreclose on the property securing a second mortgage unless it forecloses subject to the first mortgage, in which case it must either pay the entire amount due on the first mortgage to the first mortgagee at or prior to the foreclosure sale or advance funds to keep the first mortgage current in the event the borrower is in default thereunder. The
servicer  may,  but  is  under  no  obligation   to,   advance  funds  in  these
circumstances. The trust fund will not have any source of funds to satisfy related first mortgages or make payments due to the first mortgagees.

Decrease in value of mortgaged property would disproportionately affect second lienholders.

     There are several factors that could adversely affect the value of properties to a great enough extent to cause the outstanding balance of the related mortgage loan, together with any senior financing on the properties, to equal or exceed the value of the properties. Among the factors that could adversely affect the value of the properties are an overall decline in the residential real estate market in the areas in which the properties are located or a decline in the general condition of the properties as a result of failure of borrowers to maintain adequately the properties or of natural disasters that are not necessarily covered by insurance, like earthquakes and floods. Any decline of this nature could extinguish the value of a second interest in property before having any effect on the related first interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the mortgage loans secured by second liens could be higher than those currently experienced in the mortgage lending industry in general.

Withdrawal or downgrading of initial ratings will reduce the value of the certificates.

     The ratings of the securities will be based on, among other things, the adequacy of the value of the mortgage loans, the spread account and the [letter of credit][surety bond]. These ratings should not be deemed a recommendation to purchase, hold or sell securities, since they do not address market price or suitability for a particular investor. There is also no assurance that these ratings will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the rating agency if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the mortgage loans and the spread account, these ratings might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of the [letter of credit][surety bond] provider or a change in the rating of the [letter of credit][surety bond] provider's long term debt. Any reduction or withdrawal of a rating will have an adverse effect on the value of the securities.

There could be delays in distributions on your certificate if the transfer of the mortgage loans to the trust fund is not considered a sale in the event of bankruptcy.

     For purposes of the Bankruptcy Code and for legal purposes, the servicer, the sellers and the depositor will treat each conveyance of mortgage loans by the sellers to the depositor as a sale of those mortgage loans; however, for financial reporting purposes, the sellers will treat this transaction as the incurrence of debt by the sellers, which debt will be evidenced by the securities. The depositor will treat each conveyance of mortgage loans from the depositor to the trust fund as a sale of those mortgage loans. If the conveyance of the mortgage loans by the sellers to the depositor is treated as a sale, those mortgage loans would not be part of the related seller's bankruptcy estate and would not be available to that seller's creditors. In the event of the bankruptcy or insolvency of a seller, however, the bankruptcy trustee, a conservator or a receiver of the seller or another person may attempt to recharacterize the sale of the mortgage loans as a borrowing by the seller, secured by a pledge of the mortgage loans. Similarly, if the conveyance of the mortgage loans by the depositor to the trust fund is treated as a sale, those mortgage loans would not be part of the depositor's bankruptcy estate and would not be available to the depositor's creditors. In the event of the bankruptcy or insolvency of the depositor, however, the bankruptcy trustee, a conservator or a receiver of the depositor or another person may attempt to recharacterize the sale of the mortgage loans as a borrowing by the depositor, secured by a pledge of the mortgage loans. In either case, this position, if argued before or accepted by a court, could prevent timely payments of amounts due on your security and result in a reduction of payments on your security.

Environmental conditions affecting the mortgaged properties may result in losses.

     Real property pledged as security to a lender may be subject to environmental risks. Under the laws of some states, contamination of a property may give rise to a lien on the property to assure the costs of clean-up. In several states, this type of lien has priority over the lien of an existing mortgage or owner's interest against real property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, a lender may be liable, as an owner or operator, for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks liability on foreclosure of the mortgaged property.

Geographic concentration of mortgaged properties may affect payments on your certificate.

     As of close of business on ____________:

          o approximately __%, __% and __% (by outstanding principal balance) of the mortgage loans are secured by properties located in the State of __________, the Commonwealth of __________ and the State of __________ respectively; and

          o the aggregate outstanding principal balance of the mortgage loans secured by properties in each other state represents not more than approximately ___% of the mortgage loans.

If the ____________,  ____________,  ____________,  or ____________  residential real estate markets should experience an overall decline in property values or a catastrophic event occurs in these areas after the dates of origination of the mortgage loans, the rates of losses on the mortgage loans would be expected to increase, and could increase substantially. Because of the concentration of mortgage loans in these states, those types of problems may have a greater effect on your securities than if borrowers and mortgaged properties were more spread out in different geographic areas.

Violations of consumer protection laws may result in losses.

     Applicable state laws generally regulate interest rates and other charges and require specific disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

     The mortgage loans are also subject to federal laws including:

          o the federal Truth in Lending Act and Regulation Z promulgated under the Truth in Lending Act, which require particular disclosures to the borrowers regarding the terms of the mortgage loans;

          o the Equal Credit Opportunity Act and Regulation B promulgated under the Equal Credit Opportunity Act, which prohibit discrimination on the basis of age, race, color, sex religion, martial status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

          o the Americans with Disabilities Act, which, among other things, prohibits discrimination on the basis of disability in the full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of any place of public accommodation;

          o    the  Fair  Credit  Reporting  Act,  which  regulates  the use and
               reporting  of  information   related  to  the  borrower's  credit
               experience; and

          o the Fair Debt Collections Practices Act, which provides various consumer protections to borrowers and imposes certain restrictions on debt collectors in connection with the collection of mortgage loans and other debts.

     Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the trust fund, as owner of the mortgage loans, to damages and administrative enforcement.

The securities are not suitable investments for all investors.

     The securities are not suitable investments for any investor that requires a regular or predictable schedule of payments or payment on a specific date. The securities are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risks, the tax consequences of an investment, and the interaction of these factors.

                                 THE TRUST FUND

General

     Equity One Mortgage Loan Trust ________-_____ (the "Issuer" or "Trust Fund") , is a business trust formed under the laws of the State of Delaware pursuant to a trust agreement (the "Trust Agreement") by and among Equity One ABS, Inc., as depositor (the "Depositor") , [sellers] (the "Sellers") , and ___________, as owner trustee ("Owner Trustee") , for the transactions described in this Prospectus Supplement. The Trust Agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the Issuer will not engage in any activity other than

          o acquiring, holding and managing the Loans and the other assets of the Trust Fund and proceeds therefrom,

          o    issuing the Notes and the Certificates,

          o    making payments on the Notes and the Certificates, and

          o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

          o    The property of the Trust Fund will consist of the following:

          o    each of the Loans that are ___________;

          o collections on the Loans received after ___________, ___ (the "Cut-off Date") ;

          o mortgaged properties pertaining to the related Loans that are acquired by foreclosure or deed in lieu of foreclosure;

          o the Collection Account and the [Distribution Account] (excluding net earnings thereon);

          o    the [Letter of Credit] [Surety Bond]; and

          o an assignment of the Depositor's rights under the Purchase Agreement, including all rights of the Depositor to purchase Additional Balances.

     The Trust Fund's principal offices are in _____________,  Delaware, in care
of ___________________, as Owner Trustee, at [    ].


                   THE [LETTER OF CREDIT] [SURETY BOND] ISSUER

     The following information with respect to __________ ("__________") has been furnished by __________. Accordingly, none of the Issuer, the Depositor or Equity One, Inc., as master servicer (the "Master Servicer") makes any representation as to the accuracy and completeness of this information.

     [Description of Letter of Credit/Surety Issuer]

                               THE MASTER SERVICER

     Equity One, Inc. ("Equity One"), a Delaware corporation and a wholly-owned operating subsidiary of Popular North America, Inc., a Delaware corporation, will act as Master Servicer for the Loans pursuant to a master servicing agreement by and between the Depositor and the Master Servicer (the "Master Servicing Agreement" . Equity One is engaged primarily in the mortgage banking business, and in that capacity, originates, purchases, sells and services mortgage loans. Equity One originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Equity One's loans are principally

          o first- and second-lien, fixed or adjustable rate mortgage loans secured by

               o    one- to four-family dwellings or

               o multi-family properties and structures which include both residential dwelling units and space used for retail, professional or other commercial uses, and

          o    secured or unsecured consumer loans.

     As of ______________, _____, Equity One and its subsidiaries provided servicing for approximately mortgage loans (including mortgage loans serviced for third parties) having an aggregate unpaid principal balance of approximately $______________.

     The principal executive offices of Equity One are located at 400 Lippincott Drive, Marlton, NJ 08053. Its telephone number is (800) 461-8643. Equity One conducts operations from its headquarters in Marlton and, through subsidiaries, from offices throughout the nation.


                                THE LOAN PROGRAM

Underwriting Standards

     The following is a description of the underwriting procedures customarily employed by Sellers with respect to mortgage loans.

     Each Seller produces its mortgage loans through its retail origination network of loan officers and managers. Each Seller also produces mortgage loans through a wholesale network of mortgage brokers and other entities located throughout the United States. Prior to the funding of any mortgage loan, each Seller underwrites the related mortgage loan in accordance with the underwriting standards that have been established by Equity One and are consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans (the "Equity One Standards"). All Loans to be included in the mortgage pool have been or will be underwritten by Equity One's Central Credit office in accordance with the Equity One Standards.

     [Through its bulk purchase program, each Seller also purchases mortgage loans that have been originated and closed by other lenders. Sellers purchase mortgage loans in blocks ranging from $1,000,000 to $20,000,000. Prior to funding any bulk purchase, each loan package is underwritten in accordance with the Equity One Standards. Bulk purchased loans represent approximately __% of the Loans as of the Cut-off Date.]

     The Equity One Standards are primarily intended to evaluate the value and adequacy of the mortgaged property as collateral for the proposed mortgage loan, but also take into consideration the borrower's credit standing and repayment ability.

     The Equity One Standards generally allow for the origination and purchase of mortgage loans under underwriting programs designated as Grade A Credits, Grade B Credits or Grade C Credits. See "Specific Underwriting Criteria; Underwriting Programs" and "Summary of Underwriting Requirements by Program" in the Prospectus.

     Grade A Credits Loans represent approximately __% of the Loans as of the Cut-off Date.

     Grade B Credits Loans represent approximately __% of the Loans as of the Cut-off Date.

     These underwriting programs and their underwriting criteria may change from time to time. In addition, on a case-by-case basis, loans may be made to borrowers not strictly qualifying under the specific criteria of an underwriting program. Deviations from the specific criteria of an underwriting program are permitted to reflect compensating factors like local economic trends, real estate valuations and other credit factors specific to each loan application and/or each portfolio acquired, but the Equity One Standards do not include any specific formula or assign any specific weight to compensating factors for purposes of these determinations. We expect that some of the Loans included in the mortgage pool will have been originated based on those types of underwriting exceptions. Overall, the Sellers' goal is to maintain the integrity of these underwriting programs while simultaneously providing lending officers and corresponding networks with the flexibility to consider the specific circumstances of each loan.

     Under the Equity One Standards, Sellers must use the Full Doc, the Lite Doc, the SI or the AIV loan documentation program to verify a borrower's income. The Lite Doc, SI and AIV loan documentation programs are all forms of "non-income verifiable" or "NIV" programs. See "Specific Underwriting Criteria; Underwriting Programs" in the Prospectus.

          o Approximately __% of the Loans will be underwritten pursuant to the Full Doc program.

          o Approximately __ % of the Loans will be underwritten pursuant to the NIV program.

          o Approximately __ % of the Loans will be underwritten pursuant to the AIV program.

     As of the Cut-off Date, approximately ____% of the Loans in the mortgage pool have been underwritten pursuant to the Full Doc program and approximately ____% of the Loans in the mortgage pool have been underwritten pursuant to either the Lite Doc, SI or AIV programs.

     The Equity One Standards require an independent appraisal that conforms to Fannie Mae standards of each mortgaged property securing each mortgage loan in excess of $15,000. All Initial Loans in the mortgage pool have independent appraisals on the related mortgaged properties. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. Every independent appraisal is reviewed by a representative of the related Seller before the mortgage loan is funded[, except appraisals relating to mortgages acquired through bulk purchases]. The maximum loan amount varies depending upon a borrower's credit grade. Variations in maximum loan amount limits are permitted based on compensating factors. Maximum loan amounts for mortgage loans underwritten pursuant to the SI or AIV program generally do not exceed $500,000.

     Title insurance has been obtained on all Loans in the mortgage pool. The improvements on each mortgaged property securing a Loan in the mortgage pool are covered by hazard insurance with extended coverage in an amount at least equal to the lesser of (1) the principal balance of the Loan or, if the loan is secured by a second lien, the aggregate principal balance of the Loan and the prior loan, and (2) the maximum insurable value of the improvements on the mortgaged property.

Loan Servicing

     Equity One services substantially all of the mortgage loans originated or acquired by the Sellers, and also services mortgage loans for third parties like the Trust Fund to which the Sellers transfer mortgage loans originated or acquired by them from time to time. Equity One has established standard policies for the servicing and collection of mortgage loans. Servicing includes, but is not limited to, collecting and remitting mortgage loan payments, accounting for principal and interest, preparation of tax related information in connection with the mortgage loans, supervision of delinquent mortgage loans, making inspections as required of the mortgaged properties, loss mitigation efforts, foreclosure proceedings and, if applicable, the disposition of mortgaged properties, and generally administering the mortgage loans, for which it receives servicing fees.

Collection Procedures

     When a mortgagor fails to make a payment on a mortgage loan, the Master Servicer contacts the mortgagor in an attempt to get the mortgagor to cure the deficiency. Pursuant to its servicing procedures, the Master Servicer generally mails to the mortgagor a notice of intent to foreclose after the mortgage loan becomes 45 days past due (two payments due but not received). Within 45 days thereafter, if the mortgage loan remains delinquent, the Master Servicer will institute appropriate legal action to foreclose on the mortgaged property. The Master Servicer may terminate these foreclosure proceedings if the mortgagor cures the delinquency. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery on these mortgage loans, including any deficiencies.

     Once foreclosure is initiated, the Master Servicer uses a foreclosure tracking system to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the mortgaged property is located. During the foreclosure proceeding, the Master Servicer determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

     After foreclosure, the Master Servicer may liquidate the mortgaged property and charge-off the portion of the mortgage loan balance that was not recovered as part of Liquidation Proceeds. If foreclosed, the mortgaged property is sold at a public or private sale and may be purchased by the Master Servicer.

     Servicing and charge-off policies and collection practices may change over time in accordance with, among other things, the business judgment of the Master Servicer, changes in the servicing portfolio and applicable laws and regulations.

Foreclosure, Delinquency and Loss Experience

     The following table summarizes the delinquency and loss experience of mortgage loans owned and serviced by Equity One and its subsidiaries at or for the years specified therein. A mortgage loan is characterized as delinquent if the borrower has not paid the minimum payment due by the due date. The table below discloses delinquency percentages of mortgage loans 60 days or more past due on a contractual basis and includes mortgage loans where the mortgage loan is in foreclosure or the borrower has filed for bankruptcy, but excludes mortgage loans which are real estate owned. You should not consider this information as a basis for assessing the likelihood, amount, or severity of delinquency or losses on the Loans, and no assurances can be given that the foreclosure experience presented in the first paragraph below the table will be indicative of the actual foreclosure experience on the Loans.


                                            Loss and Delinquency Table(1)
                                               (Dollars in Thousands)

                                    At or for the Year Ended            At or for the             At or for the
                                          November 30,                  ______ Months             ______ Months
                                                                    Ended _________, ____     Ended _________, ____
                                ------------------------------------------------------------------------------------
Portfolio Unpaid
Principal Balance(2)

Average Portfolio
Unpaid Principal
Balance(3)

60+ Days Delinquent(4)

Real Estate Owned(5)

Total Credit Losses(6)                                            (7)                        (7)

- -------------------------------

(1) This table includes only mortgage loans owned and serviced by Equity One and its subsidiaries and real estate owned by Equity One and its subsidiaries.

(2) Portfolio Unpaid Principal Balance is the net amount of principal to be paid on each mortgage loan, excluding unearned finance charges and other charges, and excludes the principal balance of each mortgage loan as to which the related mortgaged property had been acquired through foreclosure or deed in lieu of foreclosure by that date.

(3) Average Portfolio Unpaid Principal Balances are calculated by summing monthly Portfolio Unpaid Principal Balances and dividing by the number of months summed (i.e., twelve (12) in the case of the annual figures and three (3) in the case of the quarterly figures).

(4) Delinquency percentages are calculated as the dollar amount of mortgage loan principal delinquent as a percentage of the Portfolio Unpaid Principal Balance. Delinquency percentages do not include the principal balance of mortgage loans as to which the related mortgaged property had been acquired through foreclosure or deed in lieu of foreclosure by that date. Delinquency percentages are only available for mortgage loans that are delinquent for a period of 60 days or more.

(5) Real estate owned represents the aggregate estimated fair value of the properties acquired through foreclosure or deed in lieu of foreclosure. The ____, _____ balance also includes properties securing mortgage loans which had been in substance, but not legally, foreclosed by that date.

(6) Total Credit Losses includes charge-offs of principal, net of subsequent recoveries, relating to mortgage loans written off as uncollectible. It does not include (a) losses incurred upon transfer of mortgage loans to real estate owned and subsequent write downs of real estate owned balances,
     (b) expenses associated with maintaining, repairing, and selling foreclosed properties and real estate owned and (c) losses (gains) on the disposition of real estate owned.

(7)  Annualized.
- -------------------------------

     Historically, a variety of factors, including the appreciation of real estate values, have limited the loss and delinquency experience on mortgage loans. There can be no assurance that factors beyond the Master Servicer's control, like national or local economic conditions or downturn in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.


                            DESCRIPTION OF THE LOANS

General

     The property of the Trust Fund will consist of a pool of the following types of loans (collectively, the "Loans"): mortgage loans mortgage loans secured by first and/or subordinate liens on one- to four-family dwellings (each, a "Residential Loan") and first liens on multi-family properties and structures which include both residential dwelling units and space used for retail, professional or other commercial uses (each, a "Mixed Use Loan"). We expect that Residential Loans secured by one-family detached dwellings will represent approximately ___% of the Loans. We expect that Mixed Use Loans will represent less than ___% of the Loans. The Loans were originated pursuant to loan agreements and disclosure statements (the "Loan Agreements"). The mortgaged
properties securing the Loans consist of [     ]. See "--Loan Terms" below.

     On ____________, ___ (the "Closing Date") , the Depositor will purchase the Loans from the Sellers pursuant to a purchase agreement (the "Purchase Agreement").

     The Cut-off Date Pool Principal Balance is $_____________ , which is equal to the aggregate principal balance of the Loans as of the Cut-off Date. As of the Cut-off Date, the Loans were not more than [ ] days delinquent. The average Cut-off Date Principal Balance was approximately $____________, the minimum
Cut-off Date Principal Balance was zero, the maximum Cut-off Date Principal Balance was $_________, the minimum loan rate and the maximum loan rate as of the Cut-off Date were _______% and ________% per annum, respectively, and the weighted average loan rate as of the Cut-off Date was approximately ______% per annum. The remaining term to scheduled maturity for the Loans as of the Cut-off Date ranged from ___ months to ___ months and the weighted average remaining term to scheduled maturity was approximately ___ months. As of the Cut-off Date, the Combined Loan-to-Value Ratio of the Loans ranged from __________ % to _______ % and the weighted average Combined Loan-to-Value Ratio was ___%.

     The "Combined Loan-to-Value Ratio" of a Loan is the fraction, expressed as a percentage, the numerator of which is the principal balance of the Loan at the date of origination plus, in the case of a Loan secured by a second lien, the outstanding principal balance of the related first lien mortgage loan on the date of origination of the second lien loan, and the denominator of which is the Collateral Value of the related mortgaged property.

     The "Collateral Value" of a mortgaged property, other than with respect to Loans that were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of

          o the appraised value based on an appraisal obtained by the originator from an independent fee appraiser at the time of the origination of the related Loan, and

          o if the Loan was originated either in connection with the acquisition of the mortgaged property by the borrower or within one year after acquisition of the mortgaged property by the borrower, the purchase price paid by the borrower for the mortgaged property.

     In the case of Refinance Loans, the Collateral Value is the appraised value of the mortgaged property based upon the appraisal obtained at the time of refinancing.

     As of the Cut-off Date, approximately ________ % of the Loans are secured by mortgaged properties which are single-family residences and ____ % were owner-occupied. As of the Cut-off Date, approximately %, %, %, %, % and % by Cut-off Date Principal Balance are located in [________, _________, _________, ________, ________, and _____________], respectively.

Loan Terms

     As of the Cut-off Date, the aggregate of the principal balances of the Loans is expected to be approximately $__________ (the "Cut-off Date Pool Principal Balance"). [The Loans provide for payment based on the amortization of the amount financed over a series of substantially equal monthly payments, with balloon payments due at the stated maturities of (1) _______ years, in the case of Residential Loans and (2) ______ to _____ years, in the case of Mixed Use Loans. Loans with balloon payments may involve a greater degree of risk than loans which are fully amortizing because the ability of a borrower to make a balloon payment typically will depend upon the ability of the borrower to either timely refinance the Loan or sell the related mortgaged property.] All the Loans provide for payments due on a set day, but not necessarily the first day, of each month (the "Due Date"). The Loans to be included in the pool were originated or purchased by the Sellers and were originated substantially in accordance with the Sellers' underwriting criteria for mortgage loans, described under "The Loan Program--Underwriting Standards."

     Scheduled monthly payments made by the mortgagors on the Loans either earlier or later than the scheduled Due Dates thereof will not affect the amortization schedule or the relative application of those payments to principal and interest. Any Loan may be prepaid in full or in part at any time, most without penalty.

     Each Loan was originated after __________________________.

     The latest stated maturity date of any Loan is _______________________. The earliest stated maturity date of _______________________.

     As of the Cut-off Date, no Loan was delinquent more than ___ days.

     No Loan had a Combined Loan-to-Value Ratio at origination of more than ___%. Approximately ___ % of the Residential Loans had a Combined Loan-to-Value Ratio at origination of ___%. In general, the Mixed Use Loans had a Combined Loan to-Value Ratio at origination of not more than ___%.

     No borrower of a Loan had a FICO score (issued by the Fair Isaac Credit Bureau with a higher score generally signifying a better credit history) of less than _______.

     No assurance can be given that the values of the mortgaged properties have remained or will remain at their levels as of the dates of origination of the related Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Loans become equal to or greater than the value of the mortgaged properties, actual losses on the Loans could be higher than losses now generally experienced in the mortgage lending industry.

     The following information sets forth in tabular format information, as of the Cut-off Date, relating to the Loans that will be property of the Trust Fund. Other than with respect to rates of interest, percentages (approximate) are stated by principal balance of the Loans as of the Cut-off Date and have been rounded in order to total 100%.

Loan Tables


                                  Loan Rate(1)
                                  ------------

                                                                 Aggregate Principal           Percent of Pool
Loans Rates (%)                     Number of Loans              Balance Outstanding           (by principal balance)
- ---------------------------------------------------------------------------------------------------------------------
6.250............................                                $                                             %
6.750...........................
6.875............................
7.000............................
7.125............................
7.250...........................
7.500............................
7.625...........................
7.750............................
7.875...........................
8.000............................
8.125...........................
8.250............................
8.375...........................
8.500............................
8.625...........................
8.750............................
8.875...........................
9.000............................
9.125...........................
9.250............................
9.375...........................
9.500............................
9.875...........................
10.000..........................
                                               --
                                                                 ----------------                     -------
Totals..........................               --                $                                    100.00%
                                                                 ================                     =======


(1) As of the Cut-off Date, the weighted average loan rate of the Loans (as so adjusted) is expected to be approximately __________%. Without the adjustment, the weighted average loan rate of the Loans is expected to be approximately ______% per annum.

                               Original Combined Loan-to-Value Ratios (1)
                               ------------------------------------------

                                                          Aggregate
Original Combined                                       Principal Balance         Percent of Pool
Loan-to-Value Ratios (%)       Number of Loans            Outstanding          (by principal balance)
- -----------------------------------------------------------------------------------------------------
50.00 and below........
50.01 to55.00............
55.00 to 60.00...........
60.01 to 65.00...........
65.01 to 70.00...........
70.01 to 75.00...........
75.01 to 80.00...........
80.01 to 85.00...........
85.01 to 90.00...........
90.01 to 95.00...........
                                     --
                                                     -----------------                         -------
Totals                                               $                                         100.00%
                                                     =================                         =======


- ----------
(1) The weighted average original Combined Loan-to-Value Ratio of the Loans is expected to be approximately ____%.

                       Current Loan Principal Balances(l)
                       ----------------------------------

                                    Number of       Aggregate Principal           Percent of Pool
      Current Loan Amounts            Loans         Balance Outstanding        (by principal balance)
- ------------------------------------------------------------------------------------------------------
$      0 - $   50,000....
$ 50,001 - $  100,000....
$100,001 - $  150,000....
$150,001 - $  200,000....
$200,001 - $  250,000....
$250,001 - $  300,000....
$300,001 - $  350,000....
$350,001 - $  400,000....
$400,001 - $  450,000....
$450,001 - $  500,000....
$500,001 - $  550,000....
$550,001 - $  600,000....
$600,001 - $  650,000....
$650,001 - $  750,000....
$750,001 - $1,000,000....
                                       --
                                                    --------------------                       -------
Totals...................                           $                                          100.00%
                                                    =====================                      =======

- ----------
(1) As of the Cut-off Date, the average current Loan principal balance is expected to be approximately $_____________.

                         Documentation Program for Loans
                         -------------------------------

                                     Number of       Aggregate Principal           Percent of Pool
     Type of Program (1)               Loans         Balance Outstanding       (by principal balance)
- ------------------------------------------------------------------------------------------------------
Full Doc......................                      $                                      %
NIV...........................
AIV...........................
                                                    ---------------------            -------
Totals                                              $                                100.00%
                                                    ======================           =======



- ----------------
(1)  See  "The   Loan   Program--Underwriting   Standards"   herein   and  "Loan
     Program-Specific Underwriting Criteria; Underwriting Programs" in the Prospectus.

                           Type of Mortgage Properties
                           ---------------------------

                                     Number of       Aggregate Principal           Percent of Pool
        Property Type                  Loans         Balance Outstanding       (by principal balance)
- ------------------------------------------------------------------------------------------------------
Single Family................                          $                                         %
Condominium..................
Mixed Use....................
Two-to four-Family...........
Planned Unit Development.....          --
                                                    ----------------------              -------
Totals                                              $                                   100.00%
                                                    ======================              =======



                               Occupancy Types (1)
                               -------------------

                                     Number of       Aggregate Principal           Percent of Pool
       Occupancy Type                  Loans         Balance Outstanding       (by principal balance)
- ------------------------------------------------------------------------------------------------------
Primary Residence..................  $                                                        %
Investor Property..................
Second Residence...................
                                       --
                                                    ----------------------              -------
Totals                                              $                                   100.00%
                                                    ======================              =======


(1) Based upon representation of the related mortgagors at the time of origination.

                  State Distribution of Mortgaged Properties(1)
                  ---------------------------------------------

                                     Number of      Aggregate Principal            Percent of Pool
            State                      Loans        Balance Outstanding         (by principal balance)
- ------------------------------------------------------------------------------------------------------



                                                    $                                          %

Other (less than [2]%)........           --
                                                    ------------                         -------

Totals.......................                       $                                    100.00%
                                                    ============                         =======

- ----------------

(1) Other includes other states with under [2]% concentrations individually. No more than approximately ___% of the Loans will be secured by mortgaged properties located in any one postal zip code area.


                               Occupancy Types(l)
                               ------------------

                                     Number of       Aggregate Principal      Percent of Pool
       Occupancy Type                  Loans         Balance Outstanding      (by principal balance)
- ------------------------------------------------------------------------------------------------------
Non-Owner Occupied......
Owner Occupied..........


Totals                                                                                          100.00%
                                                                                                =======



                                   FICO Scores
                                   -----------

                                    Number of        Aggregate Principal             Percent of Pool
         FICO Score                   Loans          Balance Outstanding          (by principal balance)
- ------------------------------------------------------------------------------------------------------







Totals                                                                                             100%
                                                                                                   ====

                         Remaining Terms to Maturity(1)
                         ------------------------------

    Remaining Terms to                   Number of       Aggregate Principal            Percent of Pool
     Maturity (Months)                     Loans         Balance Outstanding         (by principal balance)
- -------------------------------------------------------------------------------------------------------------
180....................................
179....................................
178....................................
177....................................
176....................................
175....................................
174....................................
173....................................
172....................................
171....................................
170....................................
169....................................
168....................................
167....................................
166....................................
165....................................
164....................................
163....................................
162....................................
161....................................
160....................................
159....................................
158....................................
157....................................
156....................................
155....................................
154....................................
153....................................
152....................................
151....................................
150....................................
149....................................
158....................................
147....................................
146....................................
145....................................
144....................................
                                            --
                                                    -------------------
Totals....................................          $                                            100.00%
                                                    ===================                          =======


(1) As of the Cut-off Date, the weighted remaining term to maturity of the Loans is expected to be approximately _____ months.

Sale of Loans

     At the time of issuance of the Securities, the Depositor will sell, assign and transfer to the Trust Fund all of its right, title and interest in and to each Loan (including its right to purchase any Additional Balances arising in the future), related Loan Agreements, mortgages [, security agreements] and other related documents (collectively, the "Related Documents") , without recourse, including all collections received on or with respect to each of those Loans after the Cut-off Date (exclusive of payments in respect of accrued interest due on or prior to the Cut-off Date or due in the month of________). The Owner Trustee, concurrently with this transfer, will deliver the Securities. Each Loan sold, transferred and assigned to the Trust Fund will be identified on a schedule delivered to the Owner Trustee pursuant to the Purchase Agreement. This schedule will include information as to the Cut-off Date Principal Balance of each Loan, as well as information with respect to the Loan's loan rate.

     The Purchase Agreement will permit each Seller to maintain possession of the Related Documents and certain other documents relating to the Loans (the "Mortgage Files") and the sale, transfer and assignment of the Loans to the Owner Trustee will be filed of public record.

     Within 90 days of on Assignment Event the Owner Trustee will review the Loans and the Related Documents and if any Loan or Related Document is found to be defective in any material respect and the defect is not cured within 90 days following notification thereof to the Seller and the Depositor by the Owner Trustee, the Seller will be obligated to repurchase the Loan and to deposit the Repurchase Price into the Collection Account. Upon the retransfer, the principal balance of the Loan will be deducted from the Pool Balance. In lieu of a repurchase, the Seller may substitute an Eligible Substitute Loan. Any repurchase or substitution will be considered a payment in full of that Loan. The obligation of the Seller to accept a transfer of a Defective Loan is the sole remedy regarding any defects in the Loans and Related Documents available to the Owner Trustee or the holders.

     With respect to any Loan, the "Repurchase Price" is equal to the principal balance of that Loan at the time of any transfer described above plus accrued and unpaid interest thereon to the date of repurchase.

     An "Eligible Substitute Loan" is a Loan substituted by the Depositor for a Defective Loan which must, on the date of the substitution,

          o have an outstanding principal balance (or in the case of a substitution of more than one Loan for a Defective Loan, an aggregate outstanding principal balance) of not _% more or less than the principal balance of the Defective Loan;

          o have a loan rate not less than the loan rate of the Defective Loan and not more than 1 % in excess of the loan rate of the Defective Loan;

          o have a loan rate based on the same Index Rate with adjustments to the loan rate made on the same Interest Rate Adjustment Date as that of the Defective Loan;

          o have a mortgage or security interest of the same or higher level of priority as the mortgage or security interest relating to the Defective Loan;

          o have a remaining term to maturity not more than ___ months earlier and not more than ___ months later than the remaining term to maturity of the Defective Loan;

          o comply with each representation and warranty as to the Loans set forth in the Purchase Agreement (deemed to be made as of the date of substitution);

          o in general, have an original Combined Loan-to-Value Ratio not greater than that of the Defective Loans; and

          o    satisfy other conditions specified in the Purchase Agreement.

To the extent the principal balance of an Eligible Substitute Loan is less than the principal balance of the related Defective Loan, the Seller will be required to make a deposit to the Collection Account equal to the difference.

     Each Seller will make representations and warranties as to the accuracy in all material respects of information furnished to the Owner Trustee with respect to each Loan (e.g., Cut-off Date Principal Balance and the loan rate). In addition, each Seller will represent and warrant on the Closing Date that at the time of transfer to the Depositor, that Seller has sold, transferred and assigned all of its right, title and interest in each Loan and the Related Documents, free of any lien, subject to specified exceptions. Upon discovery of a breach of any of these representations and warranties that materially and adversely affects the interests of the holders or the [Letter of Credit] [Surety Bond] provider in the related Loan and Related Documents, the Seller of the Loan will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the Seller will be obligated to repurchase or substitute the Defective Loan from the Trust Fund. The same procedure and limitations that are set forth above for the repurchase or substitution of Defective Loans will apply to the transfer of a Loan that is required to be repurchased or substituted because of a breach of a representation or warranty in the Purchase Agreement that materially and adversely affects the interests of the holders.

     Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Loans."


                     MATURITY AND PREPAYMENT CONSIDERATIONS

     All of the Loans may be prepaid in full or in part at any time. The prepayment experience with respect to the Loans will affect the weighted average life of the Securities.

     The rate of prepayment on the Loans cannot be predicted. The prepayment experience of the Trust Fund with respect to the Loans may be affected by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the loan rates on the Loans, the Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the loan rates on the Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the Loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the Loans in stable or changing interest rate environments. Substantially all of the Loans contain due-on-sale provisions and the Master Servicer intends to enforce these provisions, unless enforcement is not permitted by applicable law. The enforcement of a due-on-sale provision will have the same effect as a prepayment of the related Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the Prospectus.

     The yield to an investor who purchases the Securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the Loans is actually different than the rate anticipated by that investor at the time the Securities were purchased.

     Collections on the Loans may vary due to, among other things, the seasonal purchasing and payment habits of borrowers. In addition, it is possible that borrowers may fail to make scheduled payments.

     No assurance can be given as to the level of prepayments that will be experienced by the Trust Fund and it can be expected that some borrowers will not prepay their Loans to any significant degree. See "Yield and Prepayment Considerations" in the Prospectus.

                  DESCRIPTION OF THE MASTER SERVICING AGREEMENT

     The Master Servicer shall establish and maintain on behalf of the Owner Trustee an account (the "Collection Account") for the benefit of the holders. The Collection Account will be an Eligible Account. Subject to the investment provision described in the following paragraphs, upon receipt by the Master Servicer of amounts in respect of the Loans (excluding amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a mortgaged property or similar items), the Master Servicer will deposit these amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments, as described in the Master Servicing Agreement, maturing no later than one business day prior to the date on which the amount on deposit therein is required to be deposited in the [Distribution Account] or on that Distribution Date if approved by the Rating Agencies. Not later than the ______ business day prior to each Distribution Date (the "Determination Date"), the Master Servicer will notify the Owner Trustee and the Indenture Trustee of the amount of the deposit to be included in funds available for the related Distribution Date.

     The Owner Trustee and the Indenture Trustee will establish one or more accounts (each, a "Security Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to holders on a Distribution Date. The Security Account will be an Eligible Account. Amounts on deposit therein will be invested in Eligible Investments maturing on or before the business day prior to the related Distribution Date.

     An "Eligible Account" is

          o an account that is maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies,

          o one or more accounts with a depository institution having a minimum long-term unsecured debt rating of "___" by and "___" by __, which accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation ("FDIC") established by the fund,

          o a segregated trust account maintained with the Owner Trustee or an affiliate of the Owner Trustee in its fiduciary capacity, or

          o an account that is otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Owner Trustee, without reduction or withdrawal of their then current ratings of the Securities.

          o "Eligible Investments" are specified in the Master Servicing Agreement and are limited to

          o obligations of the United States or any agency thereof, provided the obligations are backed by the full faith and credit of the United States;

          o general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the Securities, or any lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to the Securities by each Rating Agency;

          o commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or any lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to the Securities by each Rating Agency;

          o certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or any lower ratings that will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any Rating Agency;

          o demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

          o guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of the agreements, terms and conditions that will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any Rating Agency;

          o repurchase obligations with respect to any security described in the first two bullets above, in either case entered into with a depository institution or trust company (acting as principal) described in the fourth bullet above;

          o securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, the rating shall be the highest commercial paper rating of Moody's for any such securities), or any lower rating that will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency; and

          o other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency; provided that no instrument of this type shall be an Eligible Investment if it evidences the right to receive interest only payments with respect to the obligations underlying the instrument.

Allocations and Collections

     All collections on the Loans will generally be allocated in accordance with the Loan Agreements between amounts collected in respect of interest and amounts collected in respect of principal. As to any Distribution Date, "Interest Collections" will be equal to the aggregate of the amounts collected during the related Collection Period, including Net Liquidation Proceeds, allocated to interest pursuant to the terms of the Loan Agreements.

     As to any Distribution Date, "Principal Collections" will be equal to the sum of

          o the amounts collected during the related Collection Period, including Net Liquidation Proceeds, and allocated to principal pursuant to the terms of the Loan Agreements and

          o    any [Substitution Adjustment Amounts].

     "Net Liquidation Proceeds" with respect to a Loan are equal to the aggregate of all amounts received upon liquidation of the Loan, including, without limitation, insurance proceeds, reduced by related expenses, but not including the portion, if any, of the amount that exceeds the principal balance of the Loan at the end of the Collection Period immediately preceding the Collection Period in which the Loan became a Liquidated Loan plus accrued and unpaid interest thereon through the date of liquidation.

     With respect to any date, the "Pool Balance" will be equal to the aggregate of the principal balances of all Loans as of that date. The principal balance of a Loan (other than a Liquidated Loan) on any day is equal to

          o    the Cut-off Date Principal Balance thereof, plus

          o    any Additional Balances in respect of that Loan, minus

          o all collections credited against the principal balance of that Loan in accordance with the related Loan Agreement prior to that day. The principal balance of a Liquidated Loan after final recovery of related Liquidation Proceeds will be zero.

Hazard Insurance

     The Master Servicing Agreement provides that the Master Servicer maintain hazard insurance on the mortgaged properties relating to the Loans. While the terms of the related Loan Agreements generally require borrowers to maintain hazard insurance, the Master Servicer will not monitor the maintenance of that insurance.

     The Master Servicing Agreement requires the Master Servicer to maintain for any mortgaged property acquired upon foreclosure of a Loan, by deed in lieu of foreclosure [or upon realization of a security interest], hazard insurance with extended coverage in an amount equal to the lesser of

          o    the maximum insurable value of the mortgaged property or

          o the outstanding balance of the Loan plus the outstanding balance on any mortgage loan senior to the Loan at the time of foreclosure, deed in lieu of foreclosure [or realization upon the security interest], plus accrued interest and the Master
               Servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith.

The Master Servicing Agreement provides that the Master Servicer may satisfy its hazard insurance obligation by maintaining a blanket policy insuring against losses on the mortgaged properties underlying the Loans. If this blanket policy contains a deductible clause, the Master Servicer will be obligated to deposit in the Collection Account the sums which would have been deposited therein but for that clause. As set forth above, all amounts collected by the Master Servicer, net of any reimbursements to the Master Servicer, under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property, will ultimately be deposited in the Collection Account.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and the like, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Loans will be underwritten by different insurers and, therefore, will not contain identical terms and conditions, the basic terms thereof are dictated by state laws. Most of these policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases vandalism. The foregoing list is merely indicative of different kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the mortgaged properties.

Realization Upon Defaulted Loans

     The Master Servicer will foreclose upon or otherwise comparably convert to ownership mortgaged properties securing defaulted Loans when, in accordance with applicable servicing procedures under the Master Servicing Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with this foreclosure or other conversion, the Master Servicer will follow the practices that it deems necessary or advisable and that are in keeping with its general mortgage servicing activities. The Master Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, the foreclosure, correction or restoration will increase Net Liquidation Proceeds. The Master Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to securityholders or the [related Seller].

Servicing Compensation and Payment of Expenses

     With respect to each Collection Period, other than the first Collection Period, the Master Servicer will retain from interest collections in respect of the Loan a portion of the interest collections as a monthly Servicing Fee in the amount equal to _% per annum ("Servicing Fee Rate") on the aggregate principal balances of the Loans as of the first day of each Collection Period. The Master Servicer will retain all assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, as additional servicing compensation.

     The Master Servicer will pay certain ongoing expenses associated with the Trust Fund and incurred by it in connection with its responsibilities under the Master Servicing Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the entity maintaining the Security Register relating to the Securities and any paying agent. In addition, the Master Servicer will be entitled to reimbursement for some of the expenses incurred by it in connection with defaulted Loans and in connection with the restoration of mortgaged properties, these right of reimbursement being prior to the rights of holders to receive any related Net Liquidation Proceeds.


                          DESCRIPTION OF THE SECURITIES

General

     The Asset-Backed Notes, Series _______-_____ (the "Notes") will be issued pursuant to the Indenture (the "Indenture") dated as of _______________, 199_, between the Trust Fund and ___________ as Indenture Trustee (the "Indenture Trustee") . The Asset-Backed Certificates, Series _______-_____ (the "Certificates") will be issued pursuant to the Trust Agreement dated as of _________, 199_, among the Depositor, ____________, and ___________ as Owner
Trustee. The following is a description of the material provisions of the Notes and Certificates (collectively, the "Securities") , and the Indenture and Trust Agreement. As used herein, "Agreement" shall mean either the Trust Agreement or the Indenture, as the context requires.

     The Certificates will be freely transferable and exchangeable at the corporate trust office of the Owner Trustee. The Notes will be freely transferable and exchangeable at the corporate trust office of the Indenture Trustee.

Book-Entry Securities

     The Securities will be initially issued in book-entry form and will be issued in one or more certificates that equal the aggregate principal balance of the Securities, which will be held by a nominee of DTC. Persons acquiring beneficial ownership interests in the Securities ("Beneficial Owners") will hold their Securities indirectly through the book-entry facilities of DTC in the United States or Clearstream Banking, societe anonyme, or the Euroclear System in Europe, if they are participants of those systems, or indirectly through participants of those systems. Investors may hold their beneficial interests in the Securities in minimum denominations representing an original principal amount of $25,000 and integral multiples of $1 in excess thereof. One investor in the Securities may hold a beneficial interest therein that is not an integral multiple of $1. DTC has informed the Depositor that its nominee will be Cede & Co. ("Cede"). Accordingly, Cede is expected to be the holder of record of the Securities. Except as described in the Prospectus under "Description of the Certificates--Book-Entry Certificates," no Beneficial Owner of a Security will be entitled to receive a physical certificate representing that Security (a "Definitive Certificate").

     Unless and until Definitive Certificates are issued, it is anticipated that the only securityholder of the Securities will be Cede, as nominee of DTC. Beneficial Owners of the Securities will not be "Securityholders," as that term is used in the Agreements. Beneficial Owners are only permitted to exercise the rights of securityholders directly through DTC and DTC participants. Monthly and annual reports on the trust fund provided to Cede, as nominee of DTC, may be made available to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the DTC participants to whose accounts the Securities of those Beneficial Owners are credited.

     For a description of the book-entry procedures generally applicable to the Securities, see "Description of the Securities--Book-Entry Registration of Securities" in the Prospectus. For information with respect to tax documentation procedures relating to the Securities, see "Federal Income Tax Consequences" herein and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.


Distributions

     On each Distribution Date, collections on the Loans will be applied in the following order of priority:

          o    to the Master Servicer, the Servicing Fee;

          o as payment for the accrued interest due and any overdue accrued interest on the respective principal balance of the Notes and the Certificates;

          o as principal on the Securities, the excess of Principal Collections over Additional Balances created during the preceding Collection Period, this amount to be allocated between the Notes and Certificates pro rata, based on their respective principal balances;

          o as principal on the Securities, as payment for any Liquidation Loss Amounts on the Loans;

          o    as payment for the  premium  for the  [Letter of Credit]  [Surety
               Bond];

          o to reimburse prior draws made on the [Letter of Credit] [Surety Bond]; and

          o    any remaining amounts to the Seller.

     As to any Distribution Date, the "Collection Period" is the calendar month preceding the month of that Distribution Date.

     "Liquidation Loss Amount" means with respect to any Liquidated Loan, the unrecovered principal balance thereof at the end of the Collection Period in which that Loan became a Liquidated Loan after giving effect to the Net Liquidation Proceeds in connection therewith.

Interest

     Note Rate. Interest will accrue on the unpaid principal balance of the Notes at the per annum rate (the "Note Rate") equal to __% per annum and be payable on each Distribution Date with respect to the calendar month preceding that Distribution Date (each, an "Interest Accrual Period") [ at a floating rate equal to LIBOR (as defined herein) plus __%] [__%]. Interest will be calculated on the basis of a 360-day year made up of twelve 30-day months. A failure to pay interest on any Notes on any Distribution Date that continues for five days constitutes an event of default under the Indenture.

     Pass-Through Rate. Interest will accrue on the unpaid principal balance of the Certificates at the per annum rate (the "Pass-Through Rate") equal to __ % per annum and be payable on each Distribution Date with respect to the calendar month preceding that Distribution Date at [a floating rate equal to LIBOR (as defined herein) plus ___%] [__%]. Interest will be calculated on the basis of a 360-day year made up of twelve 30-day months. A failure to pay interest on any Certificates on any Distribution Date that continues for five days constitutes an event of default under the Trust Agreement.

Optional Termination

     The Trust Fund will terminate on the Distribution Date following the earlier of

          o    ___________________ and

          o the final payment or other liquidation of the last Loan in the Trust Fund.

     The Loans will be subject to optional repurchase by the Master Servicer on any Distribution Date after the principal balance is reduced to an amount less than or equal to $____ (5% of the initial principal balance). The repurchase price will be equal to the sum of the outstanding principal balance and accrued and unpaid interest thereon at the weighted average of the loan rates through the day preceding the final Distribution Date.


                                  THE DEPOSITOR

     Equity One ABS, Inc., the Depositor, is a Delaware corporation organized in March of 1997 for the limited purpose of acquiring, owning and transferring Trust Assets and selling interests therein or bonds secured thereby. The Depositor is a limited purpose wholly owned finance subsidiary of Equity One. The Depositor maintains its principal office at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810. Its telephone number is (302) 478-6160.


                                  THE INDENTURE

     The following is a description of the material terms of the Indenture. Whenever particular sections or defined terms of the Indenture are referred to, those sections or defined terms are thereby incorporated herein by reference. See "Description of the Securities" herein for a description of additional terms of the Indenture.

Reports to Noteholders

     The Indenture Trustee will mail to each noteholder, at the noteholder's request, at its address listed on the note register maintained with the Indenture Trustee a report setting forth amounts relating to the Notes.

Events of Default; Rights Upon Event of Default

     With respect to the Notes, events of default under the Indenture will consist of the following:

          o a default for five days or more in the payment of any interest on any Note;

          o a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable;

          o a default in the observance or performance of any covenant or agreement of the Trust Fund made in the Indenture and the continuation of that default for a period of 30 days after notice thereof is given to the Trust Fund by the Indenture Trustee or to the Trust Fund and the Indenture Trustee by the holders of at least 25% in principal amount of the Notes then outstanding;

          o any representation or warranty made by the Trust Fund in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and that breach not having been cured within 30 days after notice thereof is given to the Trust Fund by the Indenture Trustee or to the Trust Fund and the Indenture Trustee by the holders of at least 25% in principal amount of Notes then outstanding; or

          o specified events of bankruptcy, insolvency, receivership or liquidation of the Trust Fund.

     [The amount of principal required to be paid to noteholders under the Indenture will generally be limited to amounts available to be deposited in the Collection Account. Therefore, the failure to pay principal on the Notes generally will not result in the occurrence of an event of default until the final scheduled Distribution Date for the Notes.] If there is an event of default with respect to a Note due to late payment or nonpayment of interest due on a Note, additional interest will accrue on the unpaid interest at the interest rate on the Note (to the extent lawful) until the interest is paid. The additional interest on unpaid interest shall be due at the time that interest is paid.

     If there is an event of default due to late payment or nonpayment of principal on a Note, interest will continue to accrue on that principal at the interest rate on the Note until that principal is paid. If an event of default should occur and be continuing with respect to the Notes, the Indenture Trustee or holders of a majority in principal amount of Notes then outstanding may declare the principal of the Notes to be immediately due and payable. This declaration may, under certain circumstances, be rescinded by the holders of a majority in principal amount of the Notes then outstanding.

     If the Notes are due and payable following an event of default with respect thereto, the Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust Fund property or exercise remedies as a secured party. If an event of default occurs and is continuing with respect to the Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of the Notes, if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with that request. Subject to the provisions for indemnification and limitations contained in the Indenture, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee, and the holders of a majority in principal amount of the Notes then outstanding may, in some cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes.

     No holder of a Note will have the right to institute any proceeding with respect to the Indenture, unless

          o the holder previously has given the Indenture Trustee written notice of a continuing event of default,

          o the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Indenture Trustee to institute the proceeding in its own name as Indenture Trustee,

          o    the  holder  or  holders  have  offered  the  Indenture   Trustee
               reasonable indemnity,

          o the Indenture Trustee has for 60 days failed to institute the proceeding and

          o no direction inconsistent with the written request has been given to the Indenture Trustee during the 60-day period by the holders of a majority in principal amount of the Notes.

In addition, the Indenture Trustee and the noteholders, by accepting the Notes, will covenant that they will not at any time institute against the Trust Fund any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law. With respect to the Trust Fund, neither the Indenture Trustee nor the Owner Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in the Trust Fund nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the Trust Fund contained in the Indenture.

Certain Covenants

         The Indenture will provide that the Trust Fund may not consolidate with or merge into any other entity, unless

          o the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia,

          o the entity expressly assumes the Trust Fund's obligation to make due and punctual payments upon the Notes and the performance or observance of any agreement and covenant of the Trust Fund under the Indenture,

          o no event of default shall have occurred and be continuing immediately after the merger or consolidation,

          o the Trust Fund has been advised that the ratings of the Securities then in effect would not be reduced or withdrawn by any Rating Agency as a result of the merger or consolidation, and

          o the Trust Fund has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the Trust Fund or to any noteholder or certificateholder.

The Trust Fund will not, among other things,

          o except as expressly permitted by the Indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the Trust Fund,

          o claim any credit on or make any deduction from the principal and interest payable in respect of the Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former noteholder because of the payment of taxes levied or assessed upon the Trust Fund,

          o    dissolve or liquidate in whole or in part,

          o permit the validity or effectiveness of the Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the Notes under the Indenture except as may be expressly permitted thereby, or

          o permit any lien, charge excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Trust Fund or any part thereof, or any interest therein or the proceeds thereof.

The Trust Fund may not engage in any activity other than as specified under "The Trust Fund" herein. The Trust Fund will not incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the Notes and the Indenture.

Annual Compliance Statement

     The Trust Fund will be required to file annually with the Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

Indenture Trustee's Annual Report

     The Indenture Trustee will be required to mail each year to all noteholders a report relating to any change in its eligibility and qualification to continue as Indenture Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of any indebtedness owing by the Trust Fund to the Indenture Trustee in its individual capacity, any change in the property and funds physically held by the Indenture Trustee in its capacity as trustee and any action taken by it that materially affects the Notes and that has not been previously reported, but if no changes of this nature have occurred, then no report will be required.

Satisfaction and Discharge of Indenture

     The Indenture will be discharged with respect to the collateral securing the Notes upon the delivery to the Indenture Trustee for cancellation of all the Notes or, with some limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all the Notes.

Modification of Indenture

     With the consent of the holders of a majority in principal amount of the Notes then outstanding, the Trust Fund and the Indenture Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify, except as provided below, in any manner the rights of the noteholders. Without the consent of the holder of each outstanding Note affected thereby, however, no supplemental indenture will

          o change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable;

          o impair the right to institute suit for the enforcement of specific provisions of the Indenture regarding payment;

          o reduce the percentage of the aggregate amount of the outstanding Notes, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture;

          o modify or alter the provisions of the Indenture regarding the voting of Notes held by the Trust Fund, the Depositor or an affiliate of any of them;

          o decrease the percentage of the aggregate principal amount of Notes required to amend the sections of the Indenture which specify the applicable percentage of aggregate principal amount of the Notes necessary to amend the Indenture or other related agreements; or

          o permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any of the collateral or deprive the holder of any Note of the security afforded by the lien of the Indenture.

The Trust Fund and the Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the noteholders, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the noteholders; provided that these actions will not materially and adversely affect the interest of any noteholder.

Voting Rights

     At all times, the voting rights of noteholders under the Indenture will be allocated among the Notes pro rata in accordance with their outstanding principal balances.

Certain Matters Regarding the Indenture Trustee and the Depositor

     Neither the Depositor, the Indenture Trustee nor any director, officer or employee of the Depositor or the Indenture Trustee will be under any liability to the Trust Fund or the related noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Indenture or for errors in judgment. However, none of the Indenture Trustee, the Depositor and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Indenture. Subject to limitations set forth in the Indenture, the Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Indenture or by reason of reckless disregard of its obligations and duties under the Indenture. Any indemnification of this nature by the Trust Fund will reduce the amount distributable to the noteholders. All persons into which the Indenture Trustee may be merged or with which it may be consolidated or any person resulting from that merger or consolidation shall be the successor of the Indenture Trustee under each Indenture.


                               THE TRUST AGREEMENT

     The following is a description of the material terms of the Trust Agreement. Whenever particular sections or defined terms of the Trust Agreement are referred to, those sections or defined terms are thereby incorporated herein by reference. See "Description of the Securities" herein for a description of additional terms of the Trust Agreement.

Amendment

     The Depositor and the Owner Trustee may amend the Trust Agreement, without consent of the holders, to cure any ambiguity, to correct or supplement any provision or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the holders. However, this action cannot, as evidenced by an opinion of counsel satisfactory to the Owner Trustee, adversely affect in any material respect the interests of any holders. The Depositor and the Owner Trustee also may amend the Trust Agreement with the consent of the holders of Certificates evidencing at least a majority in principal amount of then outstanding Certificates and holders owning Voting Interests aggregating not less than a majority of the aggregate Voting Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or modifying in any manner the rights of the holders.

Insolvency Event

     "Insolvency Event" means, with respect to any person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to that person and certain actions by that person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations. Upon termination of the Trust Fund, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust Fund, other than the Collection Account, in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any this sale, disposition or liquidation of the Loans will be treated as collections on the Loans and deposited in the Collection Account. The Trust Agreement will provide that the Owner Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the Trust Fund without the unanimous prior approval of all holders, including the Depositor, of the Trust Fund and the delivery to the Owner Trustee by each holder, including the Depositor, of a certificate certifying that the holder reasonably believes that the Trust Fund is insolvent.

Liability of the Depositor

     Under the Trust Agreement, the Depositor will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities, other than those incurred by a noteholder or a holder in the capacity of an investor with respect to the Trust Fund, arising out of or based on the arrangement created by the Trust Agreement.

Voting Interests

     As of any date, the aggregate principal balance of all Certificates outstanding will constitute the voting interest of the Issuer (the "Voting Interests"). However,

          o for purposes of determining Voting Interests, Certificates owned by the Issuer or its affiliates, other than the Depositor, will be disregarded and deemed not to be outstanding, and

          o in determining whether the Owner Trustee is protected in relying upon any request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned will be so disregarded.

Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the Pledgor's right so to act with respect to those Certificates and that the pledgee is not the Issuer or its affiliates.

Certain Matters Regarding the Owner Trustee and the Depositor

     Neither the Depositor, the Owner Trustee nor any director, officer or employee of the Depositor or the Owner Trustee will be under any liability to the Trust Fund or the related holders for any action taken or for refraining from the taking of any action in good faith pursuant to the Trust Agreement or for errors in judgment. However, none of the Owner Trustee, the Depositor and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Trust Agreement. Subject to limitations set forth in the Trust Agreement, the Owner Trustee and any director, officer, employee or agent of the Owner Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Trust Agreement other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Trust Agreement or by reason of reckless disregard of its obligations and duties under the Trust Agreement. Any indemnification of this nature by the Trust Fund will reduce the amount distributable to the holders. All persons into which the Owner Trustee may be merged or with which it may be consolidated or any person resulting from that merger or consolidation will be the successor of the Owner Trustee under each Trust Agreement.


                            ADMINISTRATION AGREEMENT

     ______________ in its capacity as "Administrator," will enter into the "Administration Agreement" with the Trust Fund and the Owner Trustee pursuant to which the Administrator will agree, to the extent provided in the Administration Agreement, to provide notices and perform other administrative obligations required by the Indenture and the Trust Agreement.


                              THE INDENTURE TRUSTEE

     [ ____________________] is the Indenture Trustee under the Indenture. The mailing address of the Indenture Trustee is ________________________ Attention:
Corporate Trust Department.


                                THE OWNER TRUSTEE

     [_____________________] is the Owner Trustee under the Trust Agreement. The
mailing  address  of  the  Owner  Trustee  is  ____________________   Attention:
Corporate Trust Administration.


                                 USE OF PROCEEDS

     The net proceeds from the sale of the Securities will be applied by the Depositor towards the purchase price of the Loans.

                         FEDERAL INCOME TAX CONSEQUENCES

General

     The following discussion, which summarizes the material United States federal income tax aspects of the purchase, ownership and disposition of the Notes and Certificates, is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly retroactively. This discussion does not address every aspect of the United States federal income tax laws which may be relevant to noteholders and certificateholders in light of their personal investment circumstances or to some types of certificateholders subject to special treatment under the United States federal income tax laws (for example, tax exempt investors, banks and life insurance companies). Accordingly, investors should consult their tax advisors regarding United States federal, state, local, foreign and any other tax consequences to them of investing in the Notes and Certificates.

Tax Characterization of the Trust Fund as a Partnership

     Stradley, Ronon, Stevens & Young, LLP, special counsel to the Depositor ("Tax Counsel"), is of the opinion that the Trust Fund will not be an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on Tax Counsel's conclusions that

          o the Trust Fund is an eligible domestic entity that is entitled, and intends, to elect to be treated as a partnership for federal income tax purposes, and

          o the nature of the income of the Trust Fund exempts it from the rule that certain publicly traded partnerships are taxable as corporations, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

     If the Trust Fund was taxable as a corporation for federal income tax purposes, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and certificateholders could be liable for any tax that is unpaid by the Trust Fund.

Tax Consequences to Holders of the Notes

     The Trust Fund will agree, and the noteholders will agree by their purchase of the Notes, to treat the Notes as debt for federal income tax purposes. Based on the application of existing law to the facts as set forth in the Agreement and other relevant documents and assuming compliance with the terms of the Agreement as in effect on the date of issuance of the Notes and Certificates, Tax Counsel is of the opinion that the Notes will be treated as debt instruments for federal income tax purposes as of that date. See "Federal Income Tax Consequences--Tax Consequences to Holders of the Notes" in the Prospectus.

     It is not anticipated that the Notes will be issued with original issue discount ("OID"). The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with the noteholder's method of tax accounting. Under the OID regulations, a holder of a
Note issued with a de minimis amount of OID must, under certain circumstances, include the OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

Tax Consequences to Holders of the Certificates

     The Trust Fund and the Master Servicer will agree, and the certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, and the Master Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein. For example, because the Certificates have some features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Characterization as debt would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership.

     As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account the holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans. See "Federal Income Tax Consequences--Tax Consequences to Holders of the Certificates" in the Prospectus.

     The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders pursuant to Section 1446 of the Code, as if the income were effectively connected to a United States trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. See "Federal Income Tax Consequences--Tax Consequences to Holders of the Certificates--Tax Consequences to Foreign Certificateholders" in the Prospectus.


                             STATE TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Federal Income Tax Consequences" herein, potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Securities offered hereunder. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Securities offered hereunder.


                              ERISA CONSIDERATIONS

General

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code impose restrictions on employee benefit plans subject to ERISA or plans or arrangements subject to Section 4975 of the Code ("Plans") and on persons who are parties in interest or disqualified persons
("Parties in Interest") with respect to those Plans. Some employee benefit plans, like governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of those plans may be invested in the Securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code. Any Plan fiduciary who proposes to cause a Plan to acquire any of the Securities should consult with its counsel with respect to the potential consequences under ERISA, and the Code, of the Plan's acquisition and ownership of the Securities. See "ERISA Considerations" in the Prospectus. Investments by Plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

Prohibited Transactions

General. Section 406 of ERISA prohibits Parties in Interest with respect to a Plan from engaging in certain transactions (including loans) involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on Parties in Interest which engage in non-exempt prohibited transactions.

Plan Asset Regulation. The United States Department of Labor ("DOL") has issued final regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any person who exercises control over those assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of the investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless on or more exceptions apply. If the Securities were deemed to be equity interests and no statutory, regulatory or administrative exemption applies, the Trust Fund could be considered to hold plan assets by reason of a Plan's investment in the Securities. Those plan assets would include an undivided interest in any assets held by the Trust Fund. In that event, the Trustee and other persons, in providing services with respect to the Trust Fund's assets, may be Parties in Interest with respect to those Plans, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA, and Section 4975 of the Code with respect to transactions involving the Trust Fund's assets. Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." Although the Plan Assets Regulation is silent with respect to the question of which law constitutes "applicable local law" for this purpose, DOL has stated that these determinations should be made under the state law governing interpretation of the instrument in question. In the preamble to the Plan Assets Regulation, DOL declined to provide a precise definition of what features are equity features or the circumstances under which those features would be considered "substantial," noting that the question of whether a plan's interest has substantial equity features is an inherently factual one, but that in making a determination it would be appropriate to take into account whether the equity features are such that a Plan's investment would be a practical vehicle for the indirect provision of investment management services.

The Underwriter Exemption

     The United States Department of Labor has granted an individual administrative exemption to the Underwriter (Prohibited Transaction Exemption ___, Exemption Application No. _______, __ Fed. Reg. _____ (_______, ____) (the
"Underwriter Exemption") from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemption. The Underwriter Exemption applies to the Loans in the trust fund.

     On July 21, 1997, the Department of Labor published in the Federal Register an amendment to the Underwriter Exemption, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date, instead of requiring that all of the obligations be either identified or transferred on or before the closing date. The relief is available when the following conditions are met:

          o The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered (the "pre-funding limit") must not exceed twenty-five percent (25%).

          o All receivables transferred after the closing date ("additional receivables") must meet the same terms and conditions for eligibility as the original receivables used to create the trust, which terms and conditions have been approved by a rating agency described in the Underwriter Exemption (an "exemption rating agency").

          o The transfer of the additional receivables to the trust during the pre-funding period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from an exemption rating agency upon termination of the pre-funding period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.

          o Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the receivables in the trust at the end of the pre-funding period must not be more than 100 basis points lower than the average interest rate for the receivables transferred to the trust on the closing date.

          o In order to insure that the characteristics of the additional receivables are substantially similar to the original receivables which were transferred to the trust fund:

               o the characteristics of the additional receivables must be monitored by an insurer or other credit support provider that is independent of the depositor; or

               o an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to each exemption rating agency rating the certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the additional obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement. In preparing the letter, the independent accountant must use the same type of procedures as were applicable to the receivables transferred to the trust as of the closing date.

          o The pre-funding period must end no later than three months or 90 days after the closing date or earlier in some cases if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an event of default occurs.

          o Amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in specified permitted investments.

          o The related prospectus or prospectus supplement must describe the pre-funding period.

          o The trustee of the trust (or any agent with whom the trustee contracts) must be a substantial financial institution or trust company experienced in trust activities and familiar with its duties, responsibilities and liabilities as a fiduciary under ERISA.

          o The related pooling and servicing agreement must describe the permitted investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of additional receivables.

     On November 13, 2000, the Department of Labor published in the Federal Register an additional amendment to the Underwriter Exemption. The amendment, would permit Plans to invest in certain investment grade (i.e., securities which are rated at the time of issuance in one of the four highest generic rating categories by at least one rating agency) mortgage backed-securities and asset-backed securities which are either senior or subordinated. The amendment would also permit the use of eligible interest rate swaps (both ratings dependent and non-rating dependent) under certain circumstances; permit the use of yield supplements, which involve notional principal amounts; and make other changes to the Underwriter Exemption that reflect the Department's current interpretation of the Underwriter Exemption.

     For a general description of the Underwriter Exemption, as amended on July 21, 1997 and on November 13, 2000, and the conditions that must be satisfied for the Underwriter Exemption to apply, see "ERISA Considerations" in the Prospectus.

     It is expected that the Underwriter Exemption will apply to the acquisition and holding by Plans of Securities and that all conditions of the Underwriter Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single borrower that is the obligor on five percent (5%) of the Loans included in the trust fund by aggregate unamortized principal balance of the assets of the trust fund.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTE 83-1 described in the Prospectus and the Underwriter Exemption, and the potential consequences in their specific circumstances, prior to making an investment in any of the Securities. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in any of the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                         LEGAL INVESTMENT CONSIDERATIONS

     The appropriate characterization of the Securities under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Securities, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Securities will constitute legal investments for them. The Depositor makes no representation as to the proper characterization of the Securities for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase Securities under applicable legal investment restrictions. The uncertainties described above, and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Securities, may adversely affect the liquidity of the Securities.


                                  UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and _____________ (the "Underwriting Agreement"), the Depositor has agreed to sell to [ ] (the "Underwriter"), and the Underwriter has agreed to purchase from the Depositor, the Securities. The Underwriter is obligated to purchase all the Securities offered hereby if any are purchased. Distribution of the Securities will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor are expected to be $______________ from the sale of the Notes and $______________ from the sale of the Certificates, before deducting expenses payable by the Depositor of $____________. In connection with the purchase and sale of the Securities, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts, concessions or commissions.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or contribute payments the Underwriter may be required to make in respect thereof The Depositor is an affiliate of the Underwriter. The Underwriter is an affiliate of the Depositor.


                                  LEGAL MATTERS

     Certain legal matters with respect to the Securities will be passed upon for the Depositor by Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania and for the Underwriter by ________________.


                                     RATINGS

     It is a condition to the issuance of the [certificates/notes] that they be rated "____" by _____________________ ("________") and "____" by
__________________  ("_____" and,  together with  ________________,  the "Rating
Agencies").

     The   ratings   of   ____________    and    ______________    assigned   to
[certificates/notes] address the likelihood of the receipt by the holders of all distributions to which they are entitled. The rating process addresses structural and legal aspects associated with the [certificates/notes], including the nature of the underlying mortgage loans. The ratings assigned to [certificates/notes] do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which the prepayments will differ from that originally anticipated. The rating of the [certificates/notes] will depend primarily on an assessment by the Rating Agencies of the Loans and upon the claims-paying ability of the [letter of credit/surety bond] provider. Any change in the ratings of the [letter of credit/surety bond] provider by _________ or ____________ may result in a change in the ratings on the [certificates/notes]. The ratings do not address the possibility that holders might suffer a lower than anticipated yield due to non-credit events.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the [certificates/notes] are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement with respect to the [certificates/notes].

     The  Depositor   has  not  requested   that  any  rating  agency  rate  the
[certificates/notes] other than as stated above. However, there can be no assurance as to whether any other rating agency will rate the [certificates/notes], or, if it does, what rating would be assigned by that rating agency. A rating on the [certificates/notes] by another rating agency, if assigned at all, may be lower than the ratings assigned to the [certificates/notes] as stated above.

                             INDEX OF DEFINED TERMS


Administration Agreement...........................42           Loan Agreements....................................22
Administrator......................................42           Loans..............................................22
Agreement..........................................34           Master Servicer....................................17
Beneficial Owners..................................35           Master Servicing Agreement.........................18
BIF................................................31           Mixed Use Loan.....................................22
Cede...............................................35           Mortgage Files.....................................29
Certificates.......................................34           Net Liquidation Proceeds...........................33
Closing Date.......................................22           Note Rate..........................................36
Code...............................................43           Notes..............................................34
Collateral Value...................................22           OID................................................43
Collection Account.................................31           Owner Trustee......................................17
Collection Period..................................36           Parties in Interest................................44
Combined Loan-to-Value Ratio.......................22           Pass-Through Rate..................................36
Cut-off Date.......................................17           Plan Asset Regulation..............................45
Cut-off Date Pool Principal Balance................23           Plans..............................................44
Defective Loans....................................30           Pool Balance.......................................33
Definitive Certificate.............................35           Principal Collections..............................32
Depositor..........................................17           Purchase Agreement.................................22
Determination Date.................................31           Rating Agencies....................................48
DOL................................................45           Refinance Loan.....................................22
Due Date...........................................23           Related Documents..................................29
Eligible Account...................................31           Repurchase Price...................................29
Eligible Investments...............................31           Residential Loan...................................22
Eligible Substitute Loan...........................29           SAIF...............................................31
Equity One.........................................18           Securities.........................................34
Equity One Standards...............................18           Security Account...................................31
ERISA..............................................44           Sellers............................................17
FDIC...............................................31           Servicing Fee Rate.................................34
Indenture..........................................34           Tax Counsel........................................43
Indenture Trustee..................................34           Trust Agreement....................................17
Insolvency Event...................................41           Trust Fund.........................................17
Interest Accrual Period............................36           Underwriter........................................48
Interest Collections...............................32           Underwriter Exemption..............................46
Issuer.............................................17           Underwriting Agreement.............................48
Liquidation Loss Amount............................36           Voting Interests...................................41

                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in specific limited circumstances, the globally offered [notes] [certificates] (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of The Depository Trust Company ("DTC"), Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") or the Euroclear System ("Euroclear"). The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations [and similar issues of pass-through [notes] [certificates]].

     Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC participants holding Certificates will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream, Luxembourg and Euroclear (in that capacity) and as DTC participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless the holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective depositaries, which in turn will hold those positions in accounts as DTC participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to similar issues of pass-through [notes] [certificates]. Investor's securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to similar issues of pass-through [notes] [certificates] in same-day funds.

     Trading between Clearstream, Luxembourg and/or Euroclear participants. Secondary market trading between Clearstream, Luxembourg participants or
Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Clearstream, Luxembourg or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a Euroclear participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant at least one business day before settlement. Clearstream, Luxembourg or Euroclear will instruct its respective depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last distribution date to but excluding the settlement date, on the basis of either the actual number of days in that accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to but excluding the first day of the following month. Payment will then be made by the respective depositary of the DTC participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream, Luxembourg participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream, Luxembourg participants or Euroclear participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg participant's or Euroclear participant's particular cost of funds.

     Since the settlement will take place during New York business hours, DTC participants can employ their usual procedures for sending Global Securities to the respective European depositary for the benefit of Clearstream, Luxembourg participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream, Luxembourg or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream, Luxembourg or Euroclear will instruct the respective depositary, as appropriate, to deliver the Global Securities to the DTC participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last distribution date to but excluding the settlement date, on the basis of either the actual number of days in that accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of

Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to but excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream, Luxembourg participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream, Luxembourg participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC participants for delivery to Clearstream, Luxembourg participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their
     Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the Global Securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg participant or Euroclear participant.

Certain U.S.  Federal Income Tax Documentation Requirements

     A Beneficial Owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined below) (or the 31% U.S. backup withholding tax), unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (as defined below) (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons may be able to obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change.

     Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, may be able to obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons that are Beneficial Owners residing in a country that has a tax treaty with the United States may be able to obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN.

     Exemption for U.S. Persons (Form W-9). U.S. Persons may be able to obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     [U.S. Federal Income Tax Reporting Procedure. The Beneficial Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are generally effective for three calendar years.]

     The term "U.S. Person" means:

          (a) a citizen or resident of the United States;

          (b) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations);

          (c) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source; or

          (d) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

     This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities or with all aspects of Treasury regulations relating to tax documentation requirements that are generally effective with respect to payments made after ________________. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities and the U.S. federal income tax documentation requirements (described above) related to the same.

                        $____________________________

                 Equity One Mortgage Loan Trust _________-_____

         $_________ [] Asset-Backed Certificates, Series _________-_____

            $_________ [] Asset-Backed Notes, Series _________-_____

                              Equity One ABS, Inc.
                                   (Depositor)

                  ___________________________________________

                              PROSPECTUS SUPPLEMENT

                             __________, __________

                  ___________________________________________




                              [Underwriter's Logo]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED January 28, 2002

                          Prospectus dated ______, ____


                              EQUITY ONE ABS, INC.
                                    Depositor

                            Asset Backed Certificates
                               Asset Backed Notes
                              (Issuable in Series)
                         -------------------------------

Equity One ABS, Inc., as depositor, may offer from time to time under this prospectus and related prospectus supplements securities that are asset-backed certificates or asset-backed notes. The depositor will sell these securities from time to time in one or more series, each of which will be issued in one or more classes.

- ----------------------------
Before buying securities,     The related  prospectus  supplement will set forth
consider carefully the        the  specific  assets  of the  trust  fund and the
risk factors beginning on     seller  or  sellers   from  whom  the  assets  are
page 5 of this prospectus.    acquired.

Neither the securities        Each trust fund's assets may include--
of any series nor the
underlying loans will         o    one or more pools of
be insured or
guaranteed by any                  o    mortgage loans secured by first liens on
governmental agency                     one-    to    four-family    residential
or instrumentality,                     properties,
or by any other
entity.                            o    mortgage  loans  secured by first and/or
                                        subordinate      liens      on     mixed
The securities of                       commercial/residential   use  properties
each series will                        and   other   multi-family   residential
represent interests                     properties, and
in the related trust
fund only and will                 o    closed-end  and/or revolving home equity
not represent interests                 loans or  balances  thereof  secured  by
in or be obligations                    first and/or  subordinate  liens on one-
of any other entity.                    to four-family residential properties,

This prospectus may           o    all monies due under the above assets,  which
be used to offer and               may be net of some of the amounts  payable to
sell any series of                 the servicer, and
securities only if it
is accompanied by the         o    other funds,  credit  enhancements  and other
prospectus supplement              assets.
for that series.
- ----------------------------  The assets in the trust  fund may be divided  into one or more asset groups and each class of the related series will evidence beneficial ownership of the corresponding asset group.

                              The prospectus  supplement will state if the trust
                              fund  will  make  one  or  more   REMIC  or  FASIT
                              elections for federal income tax purposes.


The Securities and Exchange Commission and state securities regulators have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     Information about the securities is presented in two separate documents that progressively provide more detail:

     o this prospectus, which provides general information, some of which may not apply to your series of securities, and

     o the accompanying prospectus supplement, which will describe the specific terms of your series of securities, including:

          o    the principal balances and interest rates of each class;

          o    the timing and priority of interest and principal payments;

          o    statistical and other information about the loans;

          o    information about credit enhancement, if any, for each class;

          o    the ratings for each class; and

          o    the method for selling the securities.

     We strongly encourage you to read both this prospectus and the accompanying prospectus supplement in full. You should rely only on the information contained or incorporated by reference in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with different information.

     If the description of the terms of your securities varies between this prospectus and the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

     We are not offering securities in any state where the offer is not permitted.

     We  do  not  claim  that  the   information  in  this  prospectus  and  the
accompanying prospectus supplement is accurate as of any date other than the dates stated on the cover of each document.

     We have made cross-references to captions in this prospectus and the accompanying prospectus supplement under which you can find further related discussions. The following table of contents and the table of contents in the related prospectus supplement indicate where these captions are located.

                        --------------------------------

     For means of acquiring additional information about us or a series of securities, see "Available Information" and "Incorporation of Certain Documents by Reference" beginning on page 100.


                                TABLE OF CONTENTS
RISK FACTORS.............................................................................................5
   You will have only limited recourse to sellers, depositor and servicer................................5
   The depositor has limited assets......................................................................5
   Limited liquidity may result in delays in liquidation or lower returns................................6
   Credit enhancement may not be sufficient to protect you from losses...................................6
   Prepayments of loans and other factors may result in a lower yield on the securities..................6
   Junior liens may result in losses in foreclosure proceedings..........................................7
   Declines in property values may adversely affect you..................................................7
   Delays in liquidation may adversely affect you........................................................7
   The disproportionate impact of liquidation expenses on smaller loans may adversely affect you.........8
   Consumer protection laws may adversely affect you.....................................................8
   Balloon payment mortgages in the trust fund may pose a higher risk of loss............................8
   The liquidation proceeds of mixed use loans may take longer to recover................................9
   You could be adversely affected by violations of environmental laws...................................9
   The ratings of the securities do not assure their payment.............................................9
   Book-entry securities may pose limitations...........................................................10
   Book-entry securities may result in delayed receipt of distributions.................................10
   Bankruptcy or insolvency may affect the timing and amount of distributions on the securities.........10
   The principal amount of the securities may exceed the market value of the trust fund assets..........11
   You may receive a prepayment of principal from unused amounts in any pre-funding account.............11
   Some of the securities may be issued with original issue discount....................................12
THE TRUST FUND..........................................................................................13
   General..............................................................................................13
   The Loans............................................................................................14
   Substitution of Trust Fund Assets....................................................................17
USE OF PROCEEDS.........................................................................................17
THE DEPOSITOR...........................................................................................18
LOAN PROGRAM............................................................................................18
   Underwriting Standards...............................................................................18
   Specific Underwriting Criteria; Underwriting Programs................................................19
   Summary of Underwriting Requirements by Program......................................................20
   Qualifications of Sellers and Servicer...............................................................23
   Representations by Sellers; Repurchases..............................................................23
DESCRIPTION OF THE SECURITIES...........................................................................24
   General..............................................................................................25
   Distributions on Securities..........................................................................26
   Advances.............................................................................................28
   Reports to Securityholders...........................................................................29
   Categories of Classes of Securities..................................................................30
   Indices Applicable to Floating Rate and Inverse Floating Rate Classes................................33
   Book-Entry Registration of Securities................................................................35
CREDIT ENHANCEMENT......................................................................................39
   General..............................................................................................39
   Subordination........................................................................................39
   Letter of Credit.....................................................................................40
   Insurance Policies, Surety Bonds and Guaranties......................................................40
   Over-Collateralization...............................................................................41
   Reserve Accounts.....................................................................................41
   Pool Insurance Policies..............................................................................43
   Cross-Collateralization..............................................................................44
YIELD AND PREPAYMENT CONSIDERATIONS.....................................................................44
THE AGREEMENTS..........................................................................................46
   Assignment of the Trust Fund Assets..................................................................47
   Payments on Loans; Deposits to Security Account......................................................48
   Pre-Funding Account..................................................................................50

                                       3

   Sub-Servicing by Sellers.............................................................................50
   Collection Procedures................................................................................51
   Hazard Insurance.....................................................................................51
   Realization Upon Defaulted Loans.....................................................................53
   Servicing and Other Compensation and Payment of Expenses.............................................54
   Evidence as to Compliance............................................................................54
   Certain Matters Regarding the Servicer and the Depositor.............................................54
   Events of Default; Rights Upon Event of Default......................................................55
   Amendment............................................................................................57
   Termination; Optional Termination....................................................................58
   The Trustee..........................................................................................59
LEGAL ASPECTS OF THE LOANS..............................................................................59
   General..............................................................................................59
   Foreclosure/Repossession.............................................................................60
   Environmental Risks..................................................................................61
   Rights of Redemption.................................................................................62
   Anti-Deficiency Legislation; Bankruptcy Laws; Tax Liens..............................................62
   Due-on-Sale Clauses..................................................................................63
   Enforceability of Prepayment and Late Payment Fees...................................................64
   Equitable Limitations on Remedies....................................................................64
   Applicability of Usury Laws..........................................................................64
   Soldiers' and Sailors' Civil Relief Act..............................................................64
   Junior Mortgages; Rights of Senior Mortgagees........................................................65
   The Title I Program..................................................................................65
   Consumer Protection Laws.............................................................................68
FEDERAL INCOME TAX CONSEQUENCES.........................................................................69
   General..............................................................................................69
   Taxation of Debt Securities..........................................................................69
   Taxation of the REMIC and its Holders................................................................74
   REMIC Expenses; Single Class REMICs..................................................................74
   Taxation of the REMIC................................................................................75
   Administrative Matters...............................................................................79
   Financial Asset Securitization Investment Trust Qualification........................................79
   Qualification as a FASIT.............................................................................79
   Consequences of Failing to Comply with FASIT Requirements............................................80
   Taxation of the FASIT................................................................................81
   Taxation of Regular Interest Holders.................................................................81
   Taxation of Ownership Interest Holders...............................................................81
   Tax Status as a Grantor Trust........................................................................82
   Sale or Exchange.....................................................................................85
   Miscellaneous Tax Aspects............................................................................85
   Tax Treatment of Foreign Investors...................................................................86
   Tax Characterization of the Trust Fund as a Partnership..............................................86
   Tax Consequences to Holders of the Notes.............................................................87
   Tax Consequences to Holders of the Certificates Issued by a Partnership..............................89
STATE TAX CONSIDERATIONS................................................................................93
ERISA CONSIDERATIONS....................................................................................93
LEGAL INVESTMENT........................................................................................97
METHOD OF DISTRIBUTION..................................................................................98
LEGAL MATTERS...........................................................................................99
FINANCIAL INFORMATION...................................................................................99
RATING..................................................................................................99
AVAILABLE INFORMATION..................................................................................100
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE........................................................100
INDEX OF DEFINED TERMS.................................................................................101

RISK FACTORS

     You should carefully consider the following risk factors prior to any purchase of securities.

You will have only limited recourse to sellers, depositor and servicer.

     The only obligations, if any, of the depositor to the securities of any series will be pursuant to representations and warranties made by the depositor. The depositor does not have, and is not expected in the future to have, any significant assets with which to meet any obligation to repurchase primary assets with respect to which there has been a breach of any representation or warranty. If, for example, the depositor were required to repurchase a primary asset, its only source of funds to make the repurchase would be funds obtained from the enforcement of a corresponding obligation, if any, on the part of the originator of the primary assets, the servicer or a seller, as the case may be, or from a reserve fund established to provide funds for these repurchases.

     The only obligations of the servicer, other than its servicing obligations, to the assets of the trust fund or the securities of any series will be pursuant to representations and warranties made by the servicer. The servicer may be required to repurchase or replace any loan with respect to which its representations and warranties are breached. There is no assurance, however, that the servicer will have the financial ability to effect any repurchase or substitution of loans.

     The only obligations of any seller of loans (and Equity One, Inc., where the seller is a subsidiary or affiliate of Equity One, Inc.) to assets of the trust fund or the securities of any series will be pursuant to representations and warranties made by the relevant entity and document delivery requirements. A seller (and Equity One, Inc., where the seller is a subsidiary or affiliate of Equity One, Inc.) may be required to repurchase or replace any loan with respect to which its representations and warranties or document delivery requirements are breached. There is no assurance, however, that a seller (and Equity One, Inc., where the seller is a subsidiary or affiliate of Equity One, Inc.) will have the financial ability to effect a repurchase or substitution.

     We refer you to "Loan Program--Representations by Sellers; Repurchases."

The depositor has limited assets.

     The depositor does not have, nor is it expected to have, any significant assets. The securities of a series will be payable solely from the assets of the trust fund for those securities. There will be no recourse to the depositor or any other person for any default on the notes or any failure to receive distributions on the certificates.

     Further, unless otherwise stated in the related prospectus supplement, at the times set forth in the related prospectus supplement, some of the primary assets and any balance remaining in the security account or distribution account immediately after making all payments due on the securities of the related series and other payments specified in the related prospectus supplement, may be promptly released or remitted to the depositor, the servicer, the provider of any credit enhancement or any other person entitled thereto and will no longer be available for making payments to holders of securities. Consequently, holders of securities of each series must rely solely upon payments from the primary assets and the other assets constituting the trust fund for a series of securities, including, if applicable, any amounts available pursuant to any credit enhancement for that series, for the payment of principal of and interest on the securities of that series.

     Holders of notes will be required under the indenture for their series to proceed only against the primary assets and other assets constituting the related trust fund in the case of a default on the notes and may not proceed against any assets of the depositor. If payments from the assets securing a series of notes, including any credit enhancement, were to become insufficient to make payments on those notes, no other assets would be available for payment of the deficiency and you may experience a loss.

Limited liquidity may result in delays in liquidation or lower returns.

     There will be no market for the securities of any series prior to their issuance, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide holders with liquidity of investment or that any market will continue for the life of the securities of any series. Any underwriter(s) specified in the related prospectus supplement may make a secondary market in the securities, but have no obligation to do so. Absent a secondary market for the securities you may experience a delay if you choose to sell your securities or the price you receive may be less than that which is offered for a comparable liquid security.

Credit enhancement may not be sufficient to protect you from losses.

     Credit enhancement is intended to reduce the effect of loan losses. Credit enhancements may benefit only some classes of a series of securities, however, and the amount of any credit enhancement will be limited as described in the applicable prospectus supplement. The amount of a credit enhancement may decline over time pursuant to a schedule or formula or otherwise, and could be depleted from payments or for other reasons before the securities covered by the credit enhancement are paid in full. In addition, a credit enhancement may not cover all potential sources of loss. For example, a credit enhancement may or may not cover fraud or negligence by a loan originator or other parties. Also, the trustee may be permitted to reduce, substitute for, or even eliminate all or a portion of a credit enhancement so long as the rating agencies that have rated the securities at the request of the depositor indicate that that would not cause them to change adversely their rating of the securities. Consequently, securityholders may suffer losses even though a credit enhancement exists and its provider does not default.

     We refer you to "Credit Enhancement."

Prepayments of loans and other factors may result in a lower yield on the securities.

     The timing of principal payments of the securities of a series will be affected by a number of factors, including:

     o the extent of prepayments of the loans underlying that series of securities, which may be influenced by a variety of factors (including prepayments resulting from refinancing or liquidations of loans due to defaults, casualties, condemnations and repurchases by the depositor, the servicer or a seller due to material breaches of their representations and warranties regarding the loans),

     o the manner of allocating principal payments among the classes of securities of a series as specified in the related prospectus supplement,

     o the exercise by the party entitled thereto of any right of optional termination of a series of securities, and

     o the rate and timing of payment defaults and losses incurred on the assets underlying the series.

The yields to maturity and weighted average lives of a series of securities will be affected primarily by the rate and timing of prepayment of the loans representing assets underlying a series. The yields to maturity and weighted average lives of securities will also be affected by the distribution of amounts remaining in any pre-funding account following the end of the related funding period. Any reinvestment risks resulting from a faster or slower incidence of prepayments of loans held by a trust fund will be borne entirely by the holders of one or more classes of a related series of securities.

     We refer you to "Loan Program--Representations by Sellers; Repurchases," "Yield and Prepayment Considerations" and "The Agreements--Pre-Funding Account."

     Interest payable on the securities of a series on each distribution date will include all interest accrued during the period specified in the related prospectus supplement. If interest accrues during the calendar month prior to a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding each distribution date, and the effective yield (at par) to holders will be less than the indicated coupon rate.

     We  refer  you  to   "Description  of  the   Securities--Distributions   on
Securities--Distributions of Interest."

Junior liens may result in losses in foreclosure proceedings.

     Some of the mortgages serving as collateral for your series of securities may be junior liens subordinate to the rights of the mortgagee under the related senior mortgage or mortgages. The proceeds from any liquidation, insurance or condemnation proceedings in connection with a mortgage will be available to satisfy the outstanding balance of the junior mortgage only after the claims of all senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. The trust fund will not have any source of funds to satisfy any senior mortgages or make payments due to any senior mortgagees and may therefore be prevented from foreclosing on the related underlying property.

     We refer you to "Legal Aspects of the Loans--Junior Mortgages; Rights of Senior Mortgagees."

Declines in property values may adversely affect you.

     The value of the properties underlying the loans held in the trust fund may decline over time. Among the factors that could adversely affect the value of the properties are:

     o an overall decline in the residential real estate market in the areas in which they are located;

     o a decline in their general condition from the failure of borrowers to maintain their property adequately; and

     o natural disasters that are not covered by insurance like earthquakes and floods.

In the case of home equity loans, declining property values could diminish or extinguish the value of a junior mortgage before reducing the value of a senior mortgage on the same property.

     If property values decline, the actual rates of delinquencies, foreclosures, and losses on all underlying loans could be higher than those currently experienced in the mortgage lending industry in general. These losses, to the extent not otherwise covered by credit enhancement, will be borne by the holder of one or more classes of securities.

     We refer you to "The Trust Fund--The Loans--Additional Information."

Delays in liquidation may adversely affect you.

     Even if the properties underlying the loans held in the trust fund provide adequate security for the loans, substantial delays could occur before defaulted loans are liquidated and their proceeds are forwarded to investors. Property foreclosure actions are regulated by state statutes and rules and are subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are made, sometimes requiring several years to complete. Furthermore, in some states if the proceeds of the foreclosure are insufficient to repay the loan, the borrower is not liable for the deficit. Thus, if a borrower defaults, these restrictions may impede the trust's ability to dispose of the property and obtain sufficient proceeds to repay the loan in full. In addition, the servicer will be entitled to deduct from liquidation proceeds all expenses reasonably incurred in attempting to recover on the defaulted loan, including legal fees and costs, real estate taxes, and property maintenance and preservation expenses.

     We refer you to "Yield and Prepayment Considerations."

The disproportionate impact of liquidation expenses on smaller loans may adversely affect you.

     Liquidation expenses of defaulted loans generally do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, if a servicer takes the same steps for a defaulted loan having a small remaining principal balance as it does for a defaulted loan having a large remaining principal balance, the amount realized after expenses is smaller as a percentage of the outstanding principal balance of the small loan than it is for the defaulted loan having a large remaining principal balance.

Consumer protection laws may adversely affect you.

     State laws generally regulate interest rates and other charges, require specified disclosures, and require licensing of mortgage loan originators and servicers. In addition, most states have other laws and public policies for the protection of consumers that prohibit unfair and deceptive practices in the origination, servicing, and collection of mortgage loans. Depending on the particular law and the specific facts involved, violations may limit the ability to collect all or part of the principal or interest on the underlying loans held in the trust fund. In some cases, the borrower may even be entitled to a refund of amounts previously paid.

     The loans held in the trust fund may also be subject to federal laws, including:

     o the Federal Truth in Lending Act and its regulations, which require disclosures to the borrowers regarding the terms of any mortgage loan;

     o the Equal Credit Opportunity Act and its regulations, which prohibit discrimination in the extension of credit on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance, or the exercise of any right under the Consumer Credit Protection Act; and

     o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

     Home Equity Loan Consumer Protection Act. For loans that were originated or closed after November 7, 1989, the Home Equity Loan Consumer Protection Act of 1988, which requires additional application disclosures, limits changes that may be made to the loan documents without the borrower's consent and restricts a lender's ability to declare a default or to suspend or reduce a borrower's credit limit.

     The Riegle Act. Some loans may be subject to the Riegle Community Development and Regulatory Improvement Act of 1994, known as the Riegle Act, which incorporates the Home Ownership and Equity Protection Act of 1994. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money mortgage loans with high interest rates or high up-front fees and charges. The provisions of the Riegle Act apply on a mandatory basis to all mortgage loans originated on or after October 1, 1995. These provisions can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including the right to rescind the mortgage loan.

     Some violations of these federal laws may limit the ability to collect the principal or interest on the loans held in the trust fund, and in addition could subject the trust fund to damages and administrative enforcement. Losses on loans from the application of those laws that are not otherwise covered by a credit enhancement will be borne by the holders of one or more classes of securities.

     We refer you to "Legal Aspects of the Loans."

Balloon payment mortgages in the trust fund may pose a higher risk of loss.

     Some of the mortgage loans held in the trust fund may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (that is, balloon payments) at their stated maturity. Loans with balloon payments involve a greater degree of risk than fully amortizing loans because typically the borrower must be able to refinance the loan or sell the property to make the balloon payment at maturity. The ability of a borrower to do this will depend on various factors including mortgage rates at the time of sale or refinancing, the borrower's equity in the property, the relative strength of the local housing market, the financial condition of the borrower, and tax laws. Losses on these loans that are not otherwise covered by a credit enhancement will be borne by the holders of one or more classes of certificates.

The liquidation proceeds of mixed use loans may take longer to recover.

     Mixed use loans are mortgage loans secured by multi-family properties and structures that include both residential dwelling units and space used for retail, professional or other commercial uses. Due to the limited market for the type of properties securing mixed use loans, in the event of a foreclosure we expect that it will take longer to recover proceeds from the liquidation of a mixed use loan than it would for a mortgage loan secured by a one- to four-family dwelling.

     We refer you to "The Trust Fund--The Loans--General."

You could be adversely affected by violations of environmental laws.

     Federal, state, and local laws and regulations impose a wide range of requirements on activities that may affect the environment, health, and safety. In certain circumstances, these laws and regulations impose obligations on owners or operators of residential properties like those that secure the loans held in the trust fund. Failure to comply with these laws and regulations can result in fines and penalties that could be assessed against the trust fund as owner of the related property. In some states, a lien on the property due to contamination has priority over the lien of an existing mortgage. Also, a mortgage lender may be held liable as an 'owner' or 'operator' for costs associated with the release of petroleum from an underground storage tank under certain circumstances. If the trust is considered the owner or operator of a property, it will suffer losses as a result of any liability imposed for environmental hazards on the property.

     We refer you to "Legal Aspects of the Loans--Environmental Risks."

The ratings of the securities do not assure their payment.

     Any class of securities issued under this prospectus and the accompanying prospectus supplement may be rated by one or more nationally recognized rating agencies. A rating is based on the adequacy of the value of the trust assets and any credit enhancement for that class, and reflects the rating agency's assessment of how likely it is that holders of the class of securities will receive the payments to which they are entitled. A rating does not constitute an assessment of how likely it is that principal prepayments on the underlying loans will be made, the degree to which the rate of prepayments might differ from that originally anticipated, or the likelihood that the securities will be redeemed early. A rating is not a recommendation to purchase, hold, or sell securities because it does not address the market price of the securities or the suitability of the securities for any particular investor.

     A rating may not remain in effect for any given period of time and the rating agency could lower or withdraw the rating entirely in the future. For example, the rating agency could lower or withdraw its rating due to:

     o a decrease in the adequacy of the value of the trust assets or any related credit enhancement;

     o an adverse change in the financial or other condition of a credit enhancement provider; or

     o a change in the rating of the credit enhancement provider's long-term debt.

     The amount, type, and nature of credit enhancement established for a class of securities will be determined on the basis of criteria established by each rating agency rating classes of the securities. These criteria are sometimes based upon an actuarial analysis of the behavior of similar loans in a larger group. That analysis is often the basis upon which each rating agency determines the amount of credit enhancement required for a class. The historical data supporting any actuarial analysis may not accurately reflect future experience, and the data derived from a large pool of similar loans may not accurately predict the delinquency, foreclosure, or loss experience of any particular pool of mortgage loans. Mortgaged properties may not retain their values. If residential real estate markets experience an overall decline in property values such that the outstanding principal balances of the loans held in a particular trust fund and any secondary financing on the related mortgaged properties become equal to or greater than the value of the mortgaged properties, the rates of delinquencies, foreclosures, and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions may affect timely payment by mortgagors on their loans whether or not the conditions affect real property values and, accordingly, the rates of delinquencies, foreclosures, and losses in any trust fund. Losses from this that are not covered by a credit enhancement will be borne, at least in part, by the holders of one or more classes of securities.

     We refer you to "Rating."

Book-entry securities may pose limitations.

     If the securities are issued in book-entry form, you may have difficulty selling your securities in the secondary trading market since investors may be unwilling to purchase securities for which they cannot obtain physical certificates. In addition, since transactions in book-entry securities can be effected only through The Depository Trust Company's participating organizations, indirect participants and some banks, your ability to pledge your securities to persons or entities that do not participate in The Depository Trust Company system may be limited due to lack of a physical certificate representing your securities.

     We refer you to "Description of the Securities--Book-Entry Registration of Securities."

Book-entry securities may result in delayed receipt of distributions.

     As a beneficial owner of book-entry securities, you may experience some delay in receiving payments on your securities since these payments will be:

     o    forwarded by the trustee to The Depository Trust Company;

     o credited by The Depository Trust Company to the accounts of The Depository Trust Company's participants; and

     o ultimately credited to your account by one of The Depository Trust Company's participants.

     We refer you to "Description of the Securities--Book-Entry Registration of Securities."

Bankruptcy or insolvency may affect the timing and amount of distributions on the securities.

     The servicer, the sellers and the depositor will treat each conveyance of loans by the sellers to the depositor or, in the case of subsequently conveyed loans, the trust fund as a sale of those loans. The depositor will treat each conveyance of loans from the depositor to the trust fund as a sale of those loans. If the conveyance of the loans by the sellers to the depositor or, in the case of subsequently conveyed loans, the trust fund is treated as a sale, those loans would not be part of the related seller's bankruptcy estate and would not be available to that seller's creditors. If a seller becomes bankrupt or insolvent, however, the bankruptcy trustee, a conservator or a receiver of the seller or another person may attempt to recharacterize the sale of the loans as a borrowing by the seller, secured by a pledge of the loans. Similarly, if the conveyance of the loans by the depositor to the trust fund is treated as a sale, those loans would not be part of the depositor's bankruptcy estate and would not be available to the depositor's creditors. In the event of the bankruptcy or insolvency of the depositor, however, the bankruptcy trustee, a conservator or a receiver of the depositor or another person may attempt to recharacterize the sale of the loans as a borrowing by the depositor, secured by a pledge of the loans. In either case, this position, if argued before or accepted by a court, could prevent timely payments of amounts due on your securities and result in a reduction of payments due on your securities.

     In addition, we anticipate that the trustee will hold original promissory notes for each of the loans, together with assignments of each of the mortgages, and the assignments of mortgages will be filed of public record.

     In the event of a bankruptcy or insolvency of the servicer, the bankruptcy trustee or a conservator or receiver of the servicer may have the power to prevent the trustee or the securityholders from appointing a successor servicer.

     In addition, federal and state statutory provisions, including the Bankruptcy Reform Act of 1978, as amended, and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security. For example, in a proceeding under the Bankruptcy Reform Act of 1978, as amended, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. If the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, the debtor's proposed rehabilitation plan may provide for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference. The debtor's proposed plan may also reduce the monthly payments due under the mortgage loan, change the rate of interest and/or alter the mortgage loan repayment schedule. These proceedings under the Bankruptcy Reform Act of 1978, as amended, including but not limited to any automatic stay, could cause delays in receiving payments on the loans underlying a series of securities and possible reductions in, or eliminations of, the aggregate amount of these payments.

The principal amount of the securities may exceed the market value of the trust fund assets.

     There is no assurance that the market value of the primary assets or any other assets for a series of securities will at any time be equal to or greater than the aggregate principal amount of the securities of that series then outstanding, plus accrued interest thereon. In addition, upon an event of default under the indenture for a series of notes and a sale of the assets in the trust fund or upon a sale of the assets of a trust fund for a series of certificates, the trustee, the servicer, if any, the credit enhancer and any other service provider specified in the related prospectus supplement generally will be entitled to receive the proceeds of the sale to the extent of unpaid fees and other amounts owing to those persons under the related agreement prior to distributions to holders of securities. Upon any sale of trust fund assets, the proceeds from the sale may be insufficient to pay in full the principal of and interest on the securities of the related series.

     Liquidation expenses for defaulted loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted loan having a small remaining principal balance as it would in the case of a defaulted loan having a larger principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the smaller loan than would be the case with a larger loan. Because the average outstanding principal balances of the loans are small relative to the size of the loans in a typical pool of first mortgages, realizations net of liquidation expenses on defaulted loans may also be smaller as a percentage of the principal amount of the loans than in the case of a typical pool of first mortgage loans. The payment of these expenses will reduce the portion of the amount realized that will be available to make payments on the securities and may result in the related securityholders suffering a loss.

     We refer you to "Yield and Prepayment Considerations."

You may receive a prepayment of principal from unused amounts in any pre-funding account.

     If the prospectus supplement relating to your series of securities provides for pre-funding, on the closing date the depositor will deposit a specified amount of cash into a pre-funding account. The amount of cash deposited will not exceed 25% of the initial aggregate principal amount of the related series of securities. The deposited cash will be used to purchase loans from the seller or sellers specified in the related prospectus supplement, or from the depositor (which, in turn, will acquire these loans from the seller or sellers specified in the related prospectus supplement), during the funding period, which is a period which will begin on the related closing date and will end on the date specified in the related prospectus supplement, which in no event will be later than the earliest to occur of:

     o the date the amount on deposit in the pre-funding account is less than the minimum dollar amount, if any, specified in the agreement(s) relating to that series;

     o    the date an event of default occurs under the related agreement(s); or

     o the date which is the later of three months or 90 days after the related closing date.

These subsequently purchased loans will be required to conform to the requirements set forth in the related agreement(s) and described in the related prospectus supplement. The trustee will maintain the pre-funding account for the related series of securities for the sole purpose of holding funds to be paid by the trustee during the above-described funding period to the depositor or the applicable seller(s) to cover the purchase price of these loans. Monies on deposit in the pre-funding account will not be available to cover losses on or in respect of the related loans. To the extent that the entire amount of cash in the pre-funding account has not been used to purchase loans by the end of the related funding period, any amounts remaining in the pre-funding account will be distributed as a prepayment of principal to holders of securities on the distribution date immediately following the end of the funding period, in the amounts and pursuant to the priorities set forth in the related prospectus supplement. The holders of the related class of securities will bear any reinvestment risk resulting from this prepayment.

Some of the securities may be issued with original issue discount.

     Some classes of securities may be issued with original issue discount for federal income tax purposes. If you hold securities issued with original issue discount, you will be required to include original issue discount in ordinary gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to that income. Accrued but unpaid interest on securities that are accrual securities generally will be treated as original issue discount for this purpose.

     We refer you to "Federal Income Tax Consequences--Taxation of Debt Securities--Interest and Acquisition Discount" and "--Market Discount."

                                 THE TRUST FUND

General

     The certificates of each series will represent interests in the assets of a related trust fund, and the notes of each series will be secured by the pledge of the assets of a related trust fund. The entity named in the related prospectus supplement as trustee will hold the trust fund for a series of securities for the benefit of the related securityholders. Each trust fund will consist of a group of assets (the "Trust Fund Assets"), including a pool of loans and payments in respect of these loans, as specified in the related prospectus supplement.1 The pool of loans will be created on the first day of the month of the issuance of the related series of securities or another date specified in the related prospectus supplement. The securities will be entitled to payment from the assets of the related trust fund or funds or other assets pledged for the benefit of the securityholders, as specified in the related prospectus supplement, and will not be entitled to payments in respect of the assets of any other trust fund established by the depositor.

     The depositor will acquire the Trust Fund Assets, either directly or through affiliates, from originators or sellers that may be affiliates of the depositor pursuant to a pooling and servicing agreement (each, a "Pooling and Servicing Agreement") for a series consisting solely of certificates, or a purchase agreement (each, a "Purchase Agreement") for a series consisting of certificates and notes. The depositor will then convey the Trust Fund Assets without recourse to the related trust fund. The depositor will acquire loans that were either originated or acquired by affiliates of the depositor in accordance with the underwriting criteria specified below under "Loan Program--Underwriting Standards," "--Specific Underwriting Criteria; Underwriting Programs" and "--Summary of Underwriting Requirements by Program." We refer you to "Loan Program--Underwriting Standards," "--Specific Underwriting Criteria; Underwriting Programs" and "--Summary of Underwriting Requirements by Program."

     The depositor will cause the Trust Fund Assets to be conveyed to the trustee for the benefit of the holders of the securities of the related series. The entity named as servicer in the related prospectus supplement, which may be an affiliate of the depositor, will service the Trust Fund Assets, either directly or through other servicing institutions called sub-servicers, pursuant to a Pooling and Servicing Agreement for a series consisting solely of certificates, or a master servicing agreement (each, a "Master Servicing Agreement") between the trust fund and the servicer for a series consisting of certificates and notes. The servicer will receive a fee for these services. We refer you to "Loan Program" and "The Agreements." If the servicer services Trust Fund Assets through a sub-servicer, the servicer will remain liable for its servicing obligations under the related Agreement as if the servicer alone were servicing the Trust Fund Assets.

     As used herein, "Agreement" means, for a series consisting solely of certificates, the Pooling and Servicing Agreement, and for a series consisting of certificates and notes, the Purchase Agreement, the Trust Agreement, the Indenture and the Master Servicing Agreement, as the context requires.

     If so specified in the related prospectus supplement, a trust fund relating to a series of securities may be a business trust formed under the laws of the state specified in the related prospectus supplement pursuant to a trust agreement (each, a "Trust Agreement") between the depositor and the trustee of the trust fund.

     No trust fund will have any assets or liabilities prior to the initial offering of the related series of securities. No trust fund is expected to engage in any activities other than purchasing, managing and holding the related Trust Fund Assets and other assets contemplated herein or specified in the related prospectus supplement and the proceeds thereof, issuing securities, making payments and distributions on securities and related activities. No trust fund is expected to have any source of capital other than its assets and any related credit enhancement.

- --------
     * Whenever the terms "pool," "certificates," "notes" and "securities" are used in this prospectus, they will be deemed to apply, unless the context indicates otherwise, to one specific pool and the securities of one series including the certificates representing certain undivided interests in, and/or notes secured by the assets of, a single trust fund consisting primarily of the loans in such pool. Similarly, the term "Pass-Through Rate" will refer to the Pass-Through Rate borne by the certificates and the term "interest rate" will refer to the interest rate borne by the notes of one specific series, as applicable, and the term "trust fund" will refer to one specific trust fund.

     Unless otherwise specified in the applicable prospectus supplement, the depositor's only obligations with respect to a series of securities will be to obtain specific representations and warranties from Equity One, Inc., a Delaware corporation ("Equity One"), and the sellers and to assign to the trustee for that series of securities the depositor's rights relating to those representations and warranties. We refer you to "Loan Program--Representations by Sellers; Repurchases" and "The Agreements--Assignment of the Trust Fund Assets." The servicer's obligations with respect to the Trust Fund Assets will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the sub-servicers or sellers, or both, as more fully described herein under "Loan Program--Representations by Sellers; Repurchases" and "The Agreements--Sub-Servicing by Sellers" and "--Assignment of the Trust Fund Assets") and its obligation, if any, to make cash advances in the event of delinquencies in payments on or with respect to the loans in the amounts described herein under "Description of the Securities--Advances." The servicer's obligation to make advances may be subject to limitations, to the extent provided herein and in the related prospectus supplement.

     The following is a brief description of the assets expected to be included in the trust funds. If specific information respecting the Trust Fund Assets is not known at the time the related series of securities initially is offered, more general information of the nature described below will be provided in the related prospectus supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission ("SEC") within fifteen days after the initial issuance of the securities. A copy of the Agreement for each series of securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the trustee specified in the related prospectus supplement. A schedule of the loans relating to that series will be attached to the Agreement delivered to the trustee upon delivery of the securities.

The Loans

     General. Loans will consist of

     o    mortgage   loans  secured  by  first  liens  on  one-  to  four-family residential properties,

     o    mortgage  loans  secured by first  and/or  subordinate  liens on mixed
          commercial/residential   use   properties   and   other   multi-family
          residential properties, and

     o closed-end and/or revolving home equity loans or balances thereof secured by first and/or subordinate liens on one- to four-family residential properties.

Except with respect to Subsequent Loans, as described herein under "The Agreements--Pre-Funding Account," all loans will be purchased by the depositor, either directly or through an affiliate, from one or more sellers. The sellers will have either originated the loans or purchased the loans from other lenders. As more fully described in the related prospectus supplement, the loans may be "conventional" loans or loans that are insured or guaranteed by a governmental agency like the Federal Housing Administration ("FHA") or Department of Veterans Affairs ("VA").

     All of the loans will have monthly payments due on a set day, but not necessarily the first day, of each month. The payment terms of the loans to be included in a trust fund will be described in the related prospectus supplement and may include any of the following features (or a combination thereof), all as described below or in the related prospectus supplement:

     o Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related prospectus supplement), a rate that is fixed for a period of time or under specific circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of these limitations. Accrued interest may be deferred and added to the principal of a loan for the periods and under the circumstances as may be specified in the related prospectus supplement. Loans may provide for the payment of interest at a rate lower than the specified interest rate of the loan for a period of time or for the life of the loan, and the amount of any difference may be contributed from funds supplied by the seller of the mortgaged property or another source.

     o Principal may be payable in equal installments over the term of the loan, may be calculated on the basis of an assumed term to maturity that is significantly longer than the actual term to maturity (resulting in the need to make a larger "balloon" payment upon final maturity) or on an interest rate that is different from the loan's specified interest rate, or may not be payable during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity, called a balloon payment. Principal may include interest that has been deferred and added to the principal balance of the loan.

     o Monthly payments of principal and interest may be fixed for the life of the loan, may increase over a specified period of time or may change from period to period. Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

     o The loans generally may be prepaid at any time. Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the loan or may decline over time, and may be prohibited for the life of the loan or for specific periods, which are called lockout periods. Some loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire loan in connection with the sale or transfer of the related mortgaged property. Other loans may be assumable by persons meeting the then applicable underwriting standards of the related seller.

     The loans will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on the related mortgaged property. In the case of home equity loans, these liens generally will be subordinated to one or more senior liens on the related mortgaged properties as described in the related prospectus supplement.

     Loans with specified Combined Loan-to-Value Ratios and/or principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies. The existence, extent and duration of any coverage will be described in the applicable prospectus supplement.

     The aggregate principal balance of loans secured by mortgaged properties that are owner-occupied will be disclosed in the related prospectus supplement. The applicable prospectus supplement may provide for the basis for representations relating to Single Family Properties, but if it does not, the sole basis for a representation that a given percentage of the loans is secured by Single Family Properties that are owner-occupied will be either

     o the making of a representation by the borrower at origination of the loan that the underlying mortgaged property will be used by the borrower for a period of at least six months every year, or that the borrower intends to use the mortgaged property as a primary residence, or

     o a finding that the address of the underlying mortgaged property is the borrower's mailing address.

     The mortgaged properties relating to residential loans and home equity loans will consist of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, and some other one- to four-family dwelling units ("Single Family Properties"). The mortgaged properties relating to mixed use loans will consist of other multi-family properties and structures which include residential dwelling units and space used for retail, professional or other commercial uses ("Mixed Use Properties"). Mortgaged properties may include vacation and second homes and investment properties and may be located in any one of the fifty states, the District of Columbia, Puerto Rico or any territory of the United States.

     Home Equity Loans. Some of the loans may be non-purchase money loans secured by the borrower's equity in his or her home. These home equity loans may consist of closed-end loans and/or revolving credit line loans. As more fully described in the related prospectus supplement, interest on each revolving credit line loan, excluding introductory rates offered from time to time during promotional periods, is computed and payable monthly on the average daily outstanding principal balance of the loan. Principal amounts on a revolving credit line loan may be drawn down (up to a maximum amount as set forth in the related prospectus supplement) or repaid under each revolving credit line loan from time to time, but may be subject to a minimum periodic payment. The full amount of a closed-end loan is advanced at the inception of the loan and, except to the extent provided in the related prospectus supplement, generally is repayable in equal (or substantially equal) installments of an amount to fully amortize the loan by its stated maturity. Except to the extent provided in the related prospectus supplement, the original terms to stated maturity of closed-end loans will not exceed 360 months. Under some circumstances, under either a revolving credit line loan or a closed-end loan, a borrower may choose an interest-only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest-only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding principal balance of the loan.

     Additional Information. Each prospectus supplement will contain information, as of the date of that prospectus supplement and to the extent then specifically known to the depositor, regarding the loans constituting Trust Fund Assets of the related trust fund, including

     o    the   aggregate   outstanding   principal   balance  and  the  average
          outstanding principal balance of the loans as of the applicable cut-off date,

     o    the  type  of  property   securing  the  loan  (e.g.,   Single  Family
          Properties, Mixed Use Properties, or other real property),

     o    the original terms to maturity of the loans,

     o the largest principal balance and the smallest principal balance of any of the loans,

     o the earliest origination date and latest maturity date of any of the loans,

     o    the Combined Loan-to-Value Ratios of the loans,

     o the stated interest rates or annual percentage rates ("APR"), or range of stated interest rates or APRs, of the loans,

     o    the maximum and minimum per annum interest rates of the loans, and

     o    the geographic location of the mortgaged properties.

If specific information respecting the loans is not known to the depositor at the time the related securities are initially offered, more general information of the nature described above will be provided in the related prospectus supplement, and specific information will be set forth in a report on Form 8-K to be filed with the SEC fifteen days after the initial issuance of the securities.

     The "Combined Loan-to-Value Ratio" of a loan at any given time is the fraction, expressed as a percentage,

     o    the numerator of which is the sum of

          o the principal balance of that loan at the date of origination (or, in the case of a revolving credit line loan, the maximum amount thereof available) plus

          o the outstanding principal balance, at the date of origination of the loan, of any senior mortgage loan(s) or, in the case of any open-ended senior mortgage loan, the maximum available line of credit for that mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the loan, and

     o the denominator of which is the Collateral Value of the related mortgaged property.

     The "Collateral Value" of the mortgaged property, other than for some loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of

     o the appraised value of that mortgaged property based on an appraisal obtained by the originator at origination of that loan, and,

     o if the loan was originated either in connection with the acquisition of the mortgaged property by the borrower or within one year after acquisition of the mortgaged property by the borrower, the purchase price paid by the borrower for the mortgaged property.

     In the case of Refinance Loans, the "Collateral Value" of the related mortgaged property is the appraised value thereof determined in an appraisal obtained at the time of refinancing.

     No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related loans. If the residential real estate market experiences an overall decline in property values causing the sum of the outstanding principal balances of the loans and any primary or secondary financing on the mortgaged properties, as applicable, in a particular trust fund to become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values), including without limitation, loss of employment, illness or other personal difficulties suffered by obligors on the loans, may affect the timely payment by borrowers of scheduled payments of principal and interest on the loans and, accordingly, the actual rates of delinquencies, foreclosures and losses on any group of loans. To the extent that these losses are not covered by subordination provisions or alternative arrangements, the losses will be borne, at least in part, by the holders of the securities of the related series.

Substitution of Trust Fund Assets

     Substitution of Trust Fund Assets will be permitted if the representations and warranties regarding any original Trust Fund Asset are breached or if the documentation regarding any Trust Fund Asset is determined by the trustee to be incomplete. The related prospectus supplement will generally set forth the period during which substitution will be permitted. Substituted Trust Fund Assets generally will comply with all of the representations and warranties and satisfy the criteria set forth in the related Agreement and described in the related prospectus supplement as of the date of substitution. We refer you to "Loan Program--Representations by Sellers; Repurchases" and "The Agreements--Assignment of the Trust Fund Assets."

                                 USE OF PROCEEDS

     The depositor will use all or substantially all of the net proceeds from the sale of each series of securities for one or more of the following purposes:

     o    to purchase the related Trust Fund Assets;

     o to establish any pre-funding account, capitalized interest account or reserve accounts described in the related prospectus supplement;

     o to pay costs of structuring and issuing the securities, including the costs of obtaining credit enhancement, if any; and

     o to serve any other corporate purpose specifically permitted by its certificate of incorporation.

The depositor expects to sell securities in series from time to time, but the timing and amount of offerings of securities will depend on a number of factors, including the volume of Trust Fund Assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                                  THE DEPOSITOR

     Equity One ABS, Inc., a Delaware corporation, the depositor, was incorporated in March of 1997 for the limited purpose of acquiring, owning and transferring Trust Fund Assets and selling interests therein or bonds secured thereby. The depositor is a limited purpose wholly-owned finance subsidiary of Equity One. Equity One is a wholly-owned operating subsidiary of Popular North America, Inc., a Delaware corporation ("PNA"). PNA is an indirect wholly-owned subsidiary of Popular, Inc., a diversified, publicly owned bank holding company incorporated under the General Corporation Law of Puerto Rico ("Popular"). The depositor and Equity One are subject to comprehensive regulation by the Board of Governors of the Federal Reserve System ("Federal Reserve"). No obligations of the depositor are insured by any governmental agency. The depositor maintains its principal office at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810. Its telephone number is (302) 478-6160.

     Neither the depositor nor any of the depositor's affiliates will insure or guarantee distributions on the securities of any series.

                                  LOAN PROGRAM

     Except with respect to Subsequent Loans, as described herein under "The Agreements--Pre-Funding Account," the loans will have been purchased by the depositor, either directly or through affiliates, from the sellers. The applicable prospectus supplement may provide for the underwriting criteria used in originating the loans, but if it does not, the loans so purchased by the depositor will have been either originated or acquired by the sellers in accordance with the underwriting criteria specified below under "Underwriting Standards," "Specific Underwriting Criteria; Underwriting Programs" and "Summary of Underwriting Requirements by Program." All of the loans will be underwritten by Equity One's central credit office.

Underwriting Standards

     Each seller operates under underwriting standards that have been approved by Equity One and are consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans (the "Equity One Standards"). Equity One and each seller will represent and warrant that all loans conveyed by it to the depositor or one of its affiliates have been underwritten in accordance with the Equity One Standards. As to any loan insured by the FHA or partially guaranteed by the VA, each seller will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related mortgaged property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent information regarding the applicant's liabilities, income, credit history, including the principal balance and payment history regarding any senior mortgage, and employment history, as well as other personal information which, to the extent specified in the related prospectus supplement, has been verified by the related seller. In addition, to the extent specified in the related prospectus supplement, each seller, as part of its quality control system, will have reverified information regarding the foregoing matters that has been provided by a mortgage brokerage company prior to funding a loan and periodically audit files based on a random sample of closed loans. Each borrower is generally required to provide an authorization to apply for a credit report which summarizes the borrower's credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions, suits or judgments. In most cases, an employment verification is obtained either in writing or verbally from the borrower's employer, which verification reports, among other things, the length of employment with that organization and the borrower's current salary. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns.

     In determining the adequacy of the property to be used as collateral, a full or drive by appraisal will generally be made of each property considered for financing in an amount in excess of $15,000. The appraiser is generally required to inspect the property, issue a report on its condition and, if applicable, verify construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home. The value of the property being financed, as indicated by the appraisal, must be high enough to currently support, and be anticipated to support in the future, the outstanding loan balance.

     Once all applicable employment, credit and property information is received, a determination generally is made, with the assistance of a Debt-to-Income Ratio, as to whether the prospective borrower has sufficient monthly income available

     o to meet the borrower's monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the property (such as property taxes and hazard insurance), and

     o    to meet other financial obligations and monthly living expenses.

The "Debt-to-Income Ratio" is the ratio of the borrower's total monthly payments to the borrower's gross monthly income. The maximum monthly Debt-to-Income Ratio varies depending upon a borrower's credit grade and loan documentation level (as described below) but does not generally exceed 50%. Variations in the monthly Debt-to-Income Ratio limit are permitted based on compensating factors. The underwriting standards applied by sellers, particularly regarding the level of loan documentation and the borrower's income and credit history, may be varied in appropriate cases where factors such as a low Combined Loan-to-Value Ratio or other favorable credit factors exist.

     Some of the types of loans that may be included in a trust fund are recently developed and may involve additional uncertainties not present in traditional types of loans. For example, some loans may provide for escalating or variable payments by the borrower. These types of loans are underwritten on the basis of a judgment that the borrowers have the ability to make the monthly payments required initially. In some instances, a borrower's income may not be sufficient to permit continued loan payments as payment amounts increase. These types of loans may also be underwritten primarily upon the basis of low Combined Loan-to-Value Ratios or other favorable credit factors. A trust fund may also include both first and second lien loans made to a borrower at the same time on the same mortgaged property, provided that each of those loans must separately satisfy the Equity One Standards.

Specific Underwriting Criteria; Underwriting Programs

     The Equity One Standards allow for the origination and purchase of loans generally under three underwriting programs, known as Grade A Credits, Grade B Credits and Grade C Credits, all of which are summarized below. These programs and their underwriting criteria may change from time to time. Deviations from the specific criteria of an underwriting program are permitted to reflect local economic trends and real estate valuations, as well as other credit factors specific to each loan application and/or each portfolio acquired. Some loans may be to borrowers whose creditworthiness may not coincide with all program criteria. Overall, the goal is to maintain the integrity of these programs and simultaneously provide lending officers and correspondent networks with the flexibility to consider the specific circumstances of each loan.

     Under the Equity One Standards, the following four types of income documentation programs are used:

     o    full income documentation ("Full Doc");

     o    stated income ("SI");

     o    alternative income verification ("AIV"); and

     o    light income documentation ("Lite Doc").

     Under the Full Doc program, income is verified by reviewing the borrower's W-2s for the past two years and two of the borrower's current paystubs. Under the SI program, the borrower is not required to submit any income documentation. Under the AIV program, the borrower must submit bank statements for the past twenty-four months to verify the average monthly income used to qualify the borrower. Under the Lite Doc program, the borrower must submit bank statements for the past six months. Tax returns are generally not required under any income documentation program, however, each lender always has the right to require tax returns if that is the only means of verifying income or cash flow.

     Underwriting with the SI, AIV or Lite Doc program is reserved for Grade A Credits and Grade B Credits loans, and offers an alternative for self-employed and employed applicants with supplemental income, who are either unable to or do not wish to produce income documentation to substantiate all of their income. For loans underwritten pursuant to the SI or Lite Doc program, the Debt-to-Income Ratio is based on a maximum of 50% of stated income as disclosed on the loan application. For loans underwritten pursuant to the AIV program, the Debt-to-Income Ratio is based on a maximum of 50% of average monthly income over the past twenty-four months, as verified through monthly bank statements.

Summary of Underwriting Requirements by Program

     Grade A Credits. For Grade A Credits, the following criteria generally apply:

     o An in-file credit report on the borrower by an independent credit reporting agency reflecting the borrower's complete credit history is required. Typically, a good to excellent credit history of at least one year is required, and prior credit history may be rated on a case-by-case basis. The credit history should reflect that existing and previous debts were paid in a timely manner. A Chapter 7 bankruptcy that has been discharged for a minimum of five years is acceptable if the borrower has since established a payment history, notwithstanding the bankruptcy, consistent with this underwriting program. A Chapter 13 bankruptcy that has been discharged for a minimum  of  two  years  is  acceptable  if  the  borrower  has  since established a payment history, notwithstanding the bankruptcy, consistent with this underwriting program. Unpaid charge-offs, collections, liens or judgments may not exceed $500 in the aggregate. During the most recent 12 month period, the borrower may not have more than

          o one 30 day delinquency in his or her mortgage payment history (consecutive 30 day delinquencies are treated as one 30 day account),

          o three 30 day delinquencies on major credit cards and installment debt, and

          o    four 30 day delinquencies on retail credit cards.

     o    Generally, the borrower must have

          o been employed for not less than two years with the same employer or

          o    established comparable stability in a particular field of work.

     o Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria (except that the Combined Loan-to-Value Ratio may exceed the maximum indicated below up to a maximum of 100% solely as a result of including credit insurance premiums and discount points financed as part of the loan in the calculation of the ratio):

                                                   Maximum Combined                         Maximum Debt-
                                                  Loan-to-Value-Ratio                      to-Income Ratio
                                                  -------------------                      ---------------
Property Type
- -------------

Owner occupied one- to four-family
dwellings, townhouses, condominiums,
true second homes                                      95%                                    50%

Non-owner occupied single family
dwellings, townhouses, condominiums                    80%                                    50%


                                       20

                                                   Maximum Combined                         Maximum Debt-
                                                  Loan-to-Value-Ratio                      to-Income Ratio
                                                  -------------------                      ---------------
Property Type
- -------------
Non-owner occupied two- to
four-family dwellings                                  75%                                    50%

Mixed use:        Purchase                             75%                        Minimum Debt
                  Refinance                            70%                        Service Coverage 1.15



     Grade B Credits. For Grade B Credits, the following criteria generally apply:

     o An in-file credit report on the borrower by an independent credit reporting agency reflecting the borrower's complete credit history is required. Typically, a satisfactory to good credit history of at least one year is required, and prior credit history may be rated on a case-by-case basis. The credit history should reflect that existing and previous debts were paid in a predominately timely manner. A Chapter 7 bankruptcy, if discharged for two years, is acceptable if there are two years of re-established credit and a satisfactory written explanation. A Chapter 13 bankruptcy with a minimum of a two year satisfactory payment plan and one year of reestablished credit is acceptable. All unpaid charge-offs, liens or judgments in the last two years must be paid in full. During the most recent twelve month period, the borrower may not have more than

          o two 30 day delinquencies in his or her mortgage payment history (consecutive 30 day delinquencies are treated as one 30 day account),

          o three 30 day delinquencies on major credit cards and installment debt,

          o    four 30 day delinquencies on retail credit cards, and

          o    one 60 day delinquency on retail credit cards.

     o    Generally, the borrower must have

          o been employed for not less than two years with the same employer or

          o    established comparable stability in a particular field of work.

     o Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria (except that the Combined Loan-to-Value Ratio may exceed the maximum indicated below up to a maximum of 100% solely as a result of including credit insurance premiums and discount points financed as part of the loan in the calculation of the ratio):

                                                   Maximum Combined                         Maximum Debt-
                                                  Loan-to-Value-Ratio                      to-Income Ratio
                                                  -------------------                      ---------------
Property Type
- -------------
Owner occupied one- to four-family
dwellings, townhouses, condominiums                    95%                                    50%


                                       21

                                                   Maximum Combined                         Maximum Debt-
                                                  Loan-to-Value-Ratio                      to-Income Ratio
                                                  -------------------                      ---------------
Property Type
- -------------

True second homes                                      90%                                    50%

Non-owner occupied single family
dwellings, townhouses, condominiums                    80%                                    50%

Non-owner occupied two- to
four-family dwellings                                  75%                                    50%

Mixed use:        Purchase                             75%                        Minimum Debt
                  Refinance                            70%                        Service Coverage 1.15


     Grade C Credits. For Grade C Credits, the following criteria generally apply:

          o An in-file credit report on the borrower by an independent credit reporting agency reflecting the borrower's complete credit history is required. Typically, a fair to satisfactory credit history of at least one year is required. A discharged Chapter 7 bankruptcy is acceptable with one year of re-established credit. A non-discharged Chapter 13 bankruptcy will be considered with a minimum of a two year satisfactory payment plan, one year of re-established credit and trustee permission. A written explanation of derogatory credit is required. Mortgage payment history may not reflect any more than four 30 day delinquencies and one 60 day delinquency during the most recent 12 months (consecutive 30 day delinquencies are treated as one 30 day account). In addition, all accounts that are delinquent for 60 days or longer must be paid from proceeds.

          o    Generally, the borrower must have

               o been employed for not less than one year with the same employer or

               o established comparable stability in a particular field of work.

          o Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria (except that the Combined Loan-to-Value Ratio may exceed the maximum indicated below up to a maximum of 90% solely as a result of including credit insurance premiums and discount points financed as part of the loan in the calculation of the ratio):

                                                   Maximum Combined                         Maximum Debt-
                                                  Loan-to-Value-Ratio                      to-Income Ratio
                                                  -------------------                      ---------------
Property Type
- -------------
Owner occupied single family
dwellings, townhouses                                  80%                                    50%

Owner occupied two- to four-family
dwellings                                              75%                                    50%

Owner occupied condominiums                            75%                                    50%


                                       22

                                                   Maximum Combined                         Maximum Debt-
                                                  Loan-to-Value-Ratio                      to-Income Ratio
                                                  -------------------                      ---------------
Property Type
- -------------
True second homes                                      75%                                    50%

Non-owner occupied one- to
four-family dwellings, townhouses,                     70%                                    50%
condominiums

     If the Combined Loan-to-Value Ratio of a particular borrower's loan exceeds 85%, in determining the credit grade of the borrower's loan each seller will also analyze standardized credit history data available from credit bureaus in the form of a credit "score" of the borrower based on the borrower's past credit history. Generally, a higher credit score signifies that a borrower has a better credit history. Currently, the sellers employ the credit scoring system of the Fair Isaac Credit Bureau, known as FICO scores, in assessing borrowers under these circumstances. If a borrower's credit score becomes relevant because the borrower's loan has a high Combined Loan-to-Value Ratio, the borrower's loan may receive a lower credit grade from a seller if his or her credit score does not meet a minimum threshold. The sellers also periodically analyze the FICO scores of borrowers after their loans have been underwritten together with the payment history of the borrowers on their loans as part of the continuing assessment of the accuracy and effectiveness of the Equity One Standards.

Qualifications of Sellers and Servicer

     Each seller is required to be an institution experienced in originating loans of the type contained in the related trust fund in accordance with accepted practices and prudent guidelines and must maintain satisfactory facilities to originate those loans. The servicer is required to be an institution experienced in originating and servicing loans of the type contained in the related trust fund in accordance with accepted practices and prudent guidelines and must maintain satisfactory facilities to originate and service those loans. Each seller must maintain all of the licenses necessary for the conduct of its business.

Representations by Sellers; Repurchases

     Each seller (and Equity One, where a seller is a subsidiary or affiliate of Equity One) will make representations and warranties in respect of the loans sold by the seller to a trust fund. These representations and warranties may include, among other things:

     o that (except for loans in amounts less than $15,000) title insurance (or in the case of mortgaged properties located in areas where these policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy were effective at origination of each loan and that the title insurance (or certificate of title as applicable) remained in effect on the date of purchase of the loan from the seller by or on behalf of the depositor;

     o that the seller had good title to each loan and that each loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement may forgive some indebtedness of a borrower;

     o that each loan constituted a valid lien on, or a perfected security interest attaching to the mortgaged property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and other exceptions described in the Agreement) and that the mortgaged property was free from damage and was in acceptable condition;

     o that there were no delinquent tax or assessment liens against the mortgaged property;

     o    that no required payment on a loan was  contractually  delinquent more
          than  the  number  of  days   specified  in  the  related   prospectus
          supplement; and

     o that each loan was made in compliance with all applicable local, state and federal laws and regulations in all material respects.

     The servicer or the trustee, if the servicer is the seller, will promptly notify the relevant seller (and Equity One, if it is not the servicer or the seller) of any breach of any representation or warranty made by it in respect of a loan which materially and adversely affects the interests of holders of the securities secured by the loan. If the seller cannot cure a breach within 90 days following notice from the servicer or the trustee, as the case may be, then the seller will be obligated either to

     o repurchase the loan from the trust fund at a price (the "Purchase Price") equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the loan's stated interest rate (less any advances or amount payable as related servicing compensation if the seller is the servicer) or

     o substitute for the loan a replacement loan that satisfies the criteria specified in the related Agreement and described in the related prospectus supplement.

If a REMIC or FASIT election is to be made for a trust fund, the servicer or a holder of the related residual certificate generally will be obligated to pay any prohibited transaction tax which may arise in connection with any repurchase or substitution and the trustee must have received a satisfactory opinion of counsel that the repurchase or substitution will not cause the trust fund to lose its status as a REMIC or FASIT or otherwise subject the trust fund to a prohibited transaction tax. The servicer may be entitled to reimbursement for any payment from the assets of the related trust fund or from any holder of the related residual certificate. We refer you to "Description of the Securities--General." Except in those cases in which the servicer is the seller, the servicer will be required under the applicable Agreement to enforce this obligation for the benefit of the trustee and the holders of the securities, following the practices it would employ in its good faith business judgment were it the owner of the loan. This repurchase or substitution obligation will constitute the sole remedy available to holders of securities or the trustee for a breach of representation by a seller.

     If Equity One makes a representation or warranty on behalf of a seller, Equity One will be obligated to purchase or substitute a loan if a seller defaults on its obligation to do so, but no assurance can be given that Equity One will carry out its purchase or substitution obligations for loans. Neither the depositor nor the servicer (unless the servicer is a seller) will be obligated to purchase or substitute a loan if a seller defaults on its obligation to do so, and no assurance can be given that sellers will carry out their respective repurchase or substitution obligations for loans. However, to the extent that a breach of a representation and warranty of a seller may also constitute a breach of a representation made by the servicer, the servicer may have a repurchase or substitution obligation as described below under "The Agreements--Assignment of Trust Fund Assets."

                          DESCRIPTION OF THE SECURITIES

     Each series of certificates will be issued pursuant to either

     o a Pooling and Servicing Agreement among the depositor, the servicer, the trustee and the sellers, or

     o    a Trust Agreement between the depositor and the trustee.

A form of Pooling and Servicing Agreement and Trust Agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part. Each series of notes will be issued pursuant to an indenture (an "Indenture") between the related trust fund established by the depositor and the trustee, and the related loans will be serviced by the servicer pursuant to a Master Servicing Agreement. A form of Indenture and Master Servicing Agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part. A series of securities may consist of both notes and certificates. Each Agreement, dated as of the related cut-off date, will be among various parties which may include, without limitation, the depositor, the servicer, the sellers and/or the trustee for the benefit of the holders of the securities of that series. The provisions of each Agreement will vary depending upon the nature of the securities to be issued thereunder and the nature of the related trust fund. The following are descriptions of the material provisions which may appear in each Agreement. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each series of securities and the applicable prospectus supplement.

General

     The securities of each series will be issued in book-entry or fully registered form as specified in the related prospectus supplement, in the authorized denominations specified in the related prospectus supplement, and will, in the case of asset-backed certificates, evidence specified beneficial ownership interests in, and in the case of asset-backed notes, be secured by the assets of the related trust fund created pursuant to each Agreement and will not be entitled to payments in respect of the assets included in any other trust fund established by the depositor. The securities will not represent obligations of the depositor or any affiliate of the depositor. Some of the loans may be guaranteed or insured as set forth in the related prospectus supplement. Each trust fund will consist of, to the extent provided in the related Agreement:

     o the Trust Fund Assets, as from time to time are subject to the related Agreement (exclusive of any amounts specified in the related prospectus supplement (each, a "Retained Interest")), including all payments of interest and principal received on the loans after the cut-off date (to the extent not applied in computing the principal balance of the loans as of the cut-off date (the "Cut-off Date Principal Balance")),

     o    assets  that from time to time are  required  to be  deposited  in the
          related   Security   Account,    as   described   below   under   "The
          Agreements--Payments on Loans; Deposits to Security Account,"

     o property which secured a loan and which is acquired on behalf of the holders of securities of the related series by foreclosure or deed in lieu of foreclosure, and

     o any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement.

If so specified in the related prospectus supplement, a trust fund may also include one or more of the following: reinvestment income on payments received on the Trust Fund Assets, a reserve account, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments.

     Each series of securities will be issued in one or more classes. Each class of asset-backed certificates of a series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on, and each class of asset-backed notes of a series will be secured by, the related Trust Fund Assets. A series of securities may include one or more classes that are senior in right to payment to one or more other classes of securities of that series. Some series or classes of securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described under "Credit Enhancement" herein and in the related prospectus supplement. One or more classes of securities of a series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a series of securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula or on the basis of collections from designated portions of the related Trust Fund Assets, in each case as specified in the related prospectus supplement. The timing and amounts of distributions may vary among classes or over time as specified in the related prospectus supplement.

     Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related securities will be made by the trustee on each distribution date (i.e., monthly, quarterly, semi-annually or at other intervals and on other dates as specified in the related prospectus supplement) in proportion to the percentages specified in the related prospectus supplement. Distributions will be made to the persons in whose names the securities are registered at the close of business on the dates specified in the related prospectus supplement (each, a

"Record Date"). Distributions will be made in the manner specified in the related prospectus supplement to the persons entitled thereto at the address appearing in the register maintained for holders of securities; provided, however, that the final distribution in retirement of the securities will be made only upon presentation and surrender of the securities at the office or agency of the trustee or other person specified in the notice to securityholders of the final distribution.

     The securities will be freely transferable and exchangeable at the corporate trust office of the trustee as set forth in the related prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities of any series, but the trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

     Under current law the purchase and holding of a class of securities entitled only to a specified percentage of payments of either interest or principal or a notional amount of either interest or principal on the related loans or a class of securities entitled to receive payments of interest and principal on the loans only after payments to other classes or after the occurrence of specified events by or on behalf of any employee benefit plan or other retirement arrangement (including individual retirement accounts and annuities, Keogh plans and collective investment funds in which plans, accounts or arrangements are invested) subject to provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Internal Revenue Code of 1986, as amended (the "Code"), may result in prohibited transactions, within the meaning of ERISA and the Code. We refer you to "ERISA Considerations." The applicable prospectus supplement may provide for the conditions for transferring securities of this type of class, but if it does not, the transfer of securities of this type of class will not be registered unless the transferee

     o represents that it is not, and is not purchasing on behalf of, any plan, account or arrangement, or

     o provides an opinion of counsel satisfactory to the trustee and the depositor that the purchase of securities of that class by or on behalf of the plan, account or arrangement is permissible under applicable law and will not subject the trustee, the servicer, the sellers or the depositor to any obligation or liability in addition to those undertaken in the Agreements.

     An election may be made to treat the trust fund related to each series or designated portions thereof as a "real estate mortgage investment conduit" or "REMIC" or as a "financial asset securitization investment trust" or "FASIT," each as defined in the Code. The related prospectus supplement will specify whether a REMIC or FASIT election is to be made. Alternatively, the Agreement for a series may provide that a REMIC or FASIT election may be made at the discretion of the depositor or the servicer and may only be made if specific conditions are satisfied. The terms and provisions applicable to the making of a REMIC or FASIT election for a particular series will be set forth in the related prospectus supplement. If a REMIC or FASIT election is made for a series, one of the classes will be designated as evidencing the sole class of "residual interests" in the related REMIC or the sole ownership interest in the FASIT, each as defined in the Code. All other classes of securities in that series will constitute "regular interests" in the related REMIC or FASIT, as defined in the Code. If a REMIC or FASIT election is made for a particular series, the servicer or a holder of the related residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The servicer, unless otherwise provided in the related prospectus supplement, will be entitled to reimbursement for any payment from the assets of the trust fund or from any holder of the related residual certificate.

Distributions on Securities

     General. In general, the method of determining the amount of distributions on a particular series of securities will depend on the type of credit enhancement, if any, that is used for that series. We refer you to "Credit Enhancement." Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the securities of a particular series. The prospectus supplement for each series of securities will describe the method to be used in determining the amount of distributions on the securities of that series.

     Distributions allocable to principal and interest on the securities will be made by the trustee out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any reserve account or other cash account established and available therefor. The related prospectus supplement will describe the method for allocating distributions made on any distribution date among securities of different classes and between distributions of principal (and, if applicable, between distributions of Principal Prepayments, as defined below, and scheduled payments of principal) and interest. The prospectus supplement will also describe the method for allocating distributions among securities of a particular class.

     Available Funds. All distributions on the securities of each series on each distribution date will be made from the Available Funds described below, in accordance with the terms described in the related prospectus supplement and specified in the Agreement. "Available Funds" for each distribution date will generally equal the amount on deposit in the related Security Account on that distribution date (net of related fees and expenses payable by the related trust fund) other than amounts to be held therein for distribution on future distribution dates.

     Distributions of Interest. Interest will accrue on the aggregate principal balance (or, in the case of securities entitled only to distributions allocable to interest, the aggregate notional amount) of each class of securities entitled to interest from the date, at the Pass-Through Rate or interest rate, as applicable (which in either case may be a fixed rate or rate adjustable as specified in the related prospectus supplement), and for the periods specified in the related prospectus supplement. "Pass-Through Rate" means a rate equal to the interest rate borne by the underlying loans net of the aggregate servicing fees and any other amounts specified in the related prospectus supplement. To the extent funds are available therefor, interest accrued during each specified period on each class of securities entitled to interest (other than a class of securities that provides for interest that accrues, but is not currently payable, referred to hereafter as "Accrual Securities") will be distributable on the distribution dates specified in the related prospectus supplement until the aggregate principal balance of that class of securities has been distributed in full or, in the case of securities entitled only to distributions allocable to interest, until the aggregate notional amount of those securities is reduced to zero or for the period of time designated in the related prospectus supplement. The original aggregate principal balance of each class of securities will equal the aggregate distributions allocable to principal to which that security is entitled. Distributions allocable to interest on each security that is not entitled to distributions allocable to principal will be calculated based on the notional amount of that security. The notional amount of a security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for other specified purposes.

     Interest payable on the securities of a series on a distribution date will include all interest accrued during the period specified in the related prospectus supplement. In the event interest accrues over a period ending two or more days prior to a distribution date, the effective yield to securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding that distribution date, and the effective yield (at par) to securityholders will be less than the indicated coupon rate.

     If specified in the related prospectus supplement, any interest that has accrued on a class of Accrual Securities but is not paid on a given distribution date will be added to the aggregate principal balance of that class of Accrual Securities on that distribution date. Distributions of interest on any class of Accrual Securities will commence only after the occurrence of the events specified in the related prospectus supplement. Until distribution of interest commences, the beneficial ownership interest in the trust fund or the principal balance, as applicable, of that class of Accrual Securities, will increase on each distribution date by the amount of interest that accrued on that class of securities during the preceding interest accrual period but was not distributed to that class on that distribution date. Each class of Accrual Securities will thereafter accrue interest on its outstanding aggregate principal balance as so adjusted.

     Distributions of Principal. The related prospectus supplement will specify the method by which the amount of principal to be distributed on the securities on each distribution date will be calculated and the manner in which principal will be allocated among the classes of securities entitled to distributions of principal. The aggregate principal balance of any class of securities entitled to distributions of principal generally will be the initial aggregate principal balance of that class of securities specified in the related prospectus supplement, reduced by all distributions reported to the holders of those securities as allocable to principal and,

     o in the case of Accrual Securities, increased by all interest accrued but not then distributable on the Accrual Securities, and

     o in the case of adjustable rate securities, subject to the effect of negative amortization, if applicable.

     If so provided in the related prospectus supplement, one or more classes of securities will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of these payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in the related prospectus supplement. Any allocation of Principal Prepayments to a class or classes of securities will have the effect of accelerating the amortization of those securities while increasing the interests evidenced by one or more other classes of securities in the trust fund. Increasing the interests of the other classes of securities relative to that of specific securities is intended to preserve the availability of the subordination provided by the other securities. See "Credit Enhancement--Subordination."

     Unscheduled Distributions. If specified in the related prospectus supplement, the securities will be subject to receipt of distributions before the next scheduled distribution date under the circumstances and in the manner described below and in the prospectus supplement. If applicable, the trustee will be required to make unscheduled distributions on the day and in the amount specified in the related prospectus supplement if, due to substantial payments of principal (including Principal Prepayments) on the Trust Fund Assets, the trustee or the servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any reserve account, may be insufficient to make required distributions on the securities on that distribution date. The applicable prospectus supplement may provide for limits on the amount of any unscheduled distribution, but if it does not, the amount of any unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the securities on the next distribution date. The applicable prospectus supplement may specify whether unscheduled distributions will include interest, but if it does not, unscheduled distributions will include interest at the applicable Pass-Through Rate (if any) or interest rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in the related prospectus supplement.

Advances

     To the extent provided in the related prospectus supplement, the servicer will be required to advance on or before each distribution date (from its own funds, funds advanced by sub-servicers or funds held in the Security Account for future distributions to the holders of securities of the related series), an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related Determination Date (as that term is defined in the related prospectus supplement), subject to the servicer's determination that the advances may be recoverable out of late payments by borrowers, Liquidation Proceeds, Insurance Proceeds or otherwise.

     In making advances, the servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to holders of the securities, rather than to guarantee or insure against losses. If advances are made by the servicer from cash being held for future distribution to securityholders, the servicer will replace these funds on or before any future distribution date to the extent that funds in the applicable Security Account on that distribution date would be less than the amount required to be available for distributions to securityholders on that date. Each advance will be reimbursable to the servicer out of recoveries on the specific loans with respect to which the advances were made (e.g., late payments made by the related borrower, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any loan purchased by the depositor, a sub-servicer or a seller pursuant to the related Agreement). Advances also will be reimbursable to the servicer from cash otherwise distributable to securityholders (including the holders of Senior Securities) to the extent that the servicer determines that any advances previously made are not ultimately recoverable as described above. To the extent provided in the related prospectus supplement, the servicer also will be obligated to make advances, to the extent recoverable out of Insurance Proceeds, Liquidation
Proceeds or otherwise, for some taxes and insurance premiums not paid by borrowers on a timely basis. These advances are reimbursable to the servicer to the extent permitted by the related Agreement. The obligations of the servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement of the type described herein under "Credit Enhancement," in each case as described in the related prospectus supplement.

     In the event the servicer fails to make a required advance, the applicable prospectus supplement may specify whether another party will have advancing obligations, but if it does not, the trustee will be obligated to make the advance in its capacity as successor servicer. If the trustee makes an advance, it will be entitled to be reimbursed for the advance to the same extent and degree as the servicer is entitled to be reimbursed for advances. We refer you to "Description of the Securities--Distributions on Securities."

Reports to Securityholders

     Prior to or concurrently with the distribution of funds on a distribution date, the servicer or the trustee will furnish to each securityholder of record of the related series (if applicable to that series of securities) a statement setting forth the following information as well as other specified information:

     o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and if so specified in the related prospectus supplement, any applicable prepayment penalties included therein;

     o    the amount of the distribution allocable to interest;

     o    the amount of any advance;

     o    the aggregate amount

          o    otherwise   allocable   to   Subordinated   Securities   on  that
               distribution date, and

          o withdrawn from the reserve account, if any, that is included in the amounts distributed to the Senior Securities;

     o the outstanding principal balance or notional amount of each class of the related series after giving effect to the distribution of principal on that distribution date;

     o the percentage of principal payments on the loans (excluding Principal Prepayments), if any, which each class will be entitled to receive on the following distribution date;

     o the percentage of Principal Prepayments on the loans, if any, which each class will be entitled to receive on the following distribution date;

     o the related amount of the servicing compensation retained or withdrawn from the Security Account by the servicer, and the amount of additional servicing compensation received by the servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

     o    the number and aggregate principal balances of loans

          o    contractually delinquent (exclusive of loans in foreclosure)

               o    1 to 30 days,

               o    31 to 60 days,

               o    61 to 90 days, and

               o    91 or more days, and

          o    in foreclosure and contractually delinquent

               o    1 to 30 days,

               o    31 to 60 days,

               o    61 to 90 days, and

               o    91 or more days,

          as of the close of business on the last day of the calendar month preceding that distribution date;

     o the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

     o the Pass-Through Rate or interest rate, as applicable, if adjusted from the date of the last statement, of any class expected to be applicable to the next distribution to that class;

     o if applicable, the amount remaining in any reserve account at the close of business on the distribution date;

     o the Pass-Through Rate or interest rate, as applicable, as of the day prior to the immediately preceding distribution date; and

     o any amounts remaining under letters of credit, pool policies or other forms of credit enhancement.

     Where applicable, any amount set forth above may be expressed as a dollar amount per single security of the relevant class having the Percentage Interest specified in the related prospectus supplement. The report to securityholders for any series of securities may include additional or other information of a similar nature to that specified above.

     In addition, within a reasonable period of time after the end of each calendar year, the servicer or the trustee will mail to each securityholder of record at any time during that calendar year a report

     o as to the aggregate of amounts reported pursuant to the first two items above for that calendar year or, in the event that person was a securityholder of record during a portion of that calendar year, for the applicable portion of that year, and

     o    other  customary   information   deemed  necessary  or  desirable  for
          securityholders to prepare their tax returns.

Categories of Classes of Securities

     The securities of any series may be comprised of one or more classes. The different classes of securities in a series, in general, will fall into different categories. The following chart identifies and generally defines some of the more typical categories. The prospectus supplement for a series of securities may identify the classes which comprise that series by reference to the following categories.

Categories of Classes                   Definition

                                        PRINCIPAL TYPES

Accretion Directed Class............... A class that receives principal payments
                                        from   the   accreted    interest   from
                                        specified Accrual Classes.  An accretion
                                        directed    class   also   may   receive
                                        principal payments from principal paid on the underlying Trust Fund Assets for the related series.

Component Class........................ A class consisting of "components."  The components of a component class may have
                                        different   principal   and/or  interest
                                        payment   characteristics  but  together
                                        constitute   a   single   class.    Each
                                        component of a component class may be identified as falling into one or more of the categories in this chart.

Notional Amount Class.................. A class having no principal  balance and bearing interest on the related notional
                                        amount.  The notional amount is used for
                                        purposes   of   the   determination   of
                                        interest distributions.

Planned Principal Class
 (also sometimes referred
         to as a "PAC")................ A class  that  is  designed  to  receive principal payments using a predetermined
                                        principal  balance  schedule  derived by
                                        assuming two constant  prepayment  rates
                                        for the  underlying  Trust Fund  Assets.
                                        These two rates  are the  endpoints  for
                                        the "structuring  range" for the planned
                                        principal class.  The planned  principal
                                        classes in any series of securities  may
                                        be subdivided into different  categories
                                        (e.g.,    primary   planned    principal
                                        classes,   secondary  planned  principal
                                        classes and so forth)  having  different
                                        effective    structuring    ranges   and
                                        different  principal payment priorities.
                                        The structuring  range for the secondary
                                        planned  principal  class of a series of
                                        securities  will be  narrower  than that
                                        for the primary planned  principal class
                                        of   that   series.    The    prospectus
                                        supplement   relating  to  each  planned
                                        principal   class  will   disclose   the
                                        principal balance schedule pertaining to
                                        that   class   and   the   pricing   and
                                        prepayment assumptions based upon which the schedule will have been prepared, including the actual characteristics of the underlying loans, the assumptions regarding original terms to maturity, the remaining terms to maturity, and interest rates of the underlying loans, and the assumptions some the rate of prepayment on the underlying loans.

Scheduled Principal Class.............. A class  that  is  designed  to  receive principal payments using a predetermined
                                        principal  balance  schedule  but is not
                                        designated as a planned  principal class
                                        or  targeted  principal  class.  In many
                                        cases,   the   schedule  is  derived  by
                                        assuming two constant  prepayment  rates
                                        for the  underlying  Trust Fund  Assets.
                                        These two rates  are the  endpoints  for
                                        the   "structuring    range"   for   the
                                        scheduled principal class.

Sequential Pay Class................... Classes that receive principal  payments in a  prescribed  sequence,  that do not
                                        have  predetermined   principal  balance
                                        schedules    and    that    under    all
                                        circumstances    receive   payments   of
                                        principal  continuously  from the  first
                                        distribution  date on which they receive
                                        principal  until  they  are  retired.  A
                                        single  class  that  receives  principal
                                        payments   before  or  after  all  other
                                        classes in the same series of securities may be identified as a sequential pay class.

Strip Class............................ A  class   that   receives   a  constant
                                        proportion, or "strip," of the principal payments on the underlying Trust Fund Assets.


Support Class (also
sometimes referred to
as a "Companion Class")................ A class that receives principal payments
                                        on  any   distribution   date   only  if
                                        scheduled  payments  have  been  made on
                                        specified  planned  principal   classes,
                                        targeted    principal   classes   and/or
                                        scheduled principal classes.

Targeted Principal Class
(also sometimes
referred to as a "TAC")................ A class  that  is  designed  to  receive principal payments using a predetermined
                                        principal  balance  schedule  derived by
                                        assuming  a single  constant  prepayment
                                        rate  for  the  underlying   Trust  Fund
                                        Assets.   The   prospectus    supplement
                                        relating  to  each  targeted   principal
                                        class  will   disclose   the   principal
                                        balance  schedule   pertaining  to  that
                                        class  and the  pricing  and  prepayment
                                        assumptions   based   upon   which   the
                                        schedule   will  have   been   prepared,
                                        including the actual characteristics of the underlying loans, the assumptions regarding original terms to maturity, the remaining terms to maturity, and interest rates of the underlying loans, and the assumptions regarding the rate of prepayment on the underlying loans.

Non-amortizing Sequential Class........ A  class  that  generally   receives  no
                                        principal   payments  for  a  designated
                                        number  of  distribution  dates and then
                                        receives a  disproportionately  small or
                                        large portion of the funds available for
                                        principal    payments   on    subsequent
                                        distribution dates.

                                        INTEREST TYPES

Fixed Rate Class....................... A class  with an  interest  rate that is fixed throughout the life of the class.

Floating Rate Class.................... A  class  with  an  interest  rate  that
                                        resets   periodically   based   upon   a
                                        designated   index   and   that   varies
                                        directly with changes in that index.

Inverse Floating Rate Class............ A  class  with  an  interest  rate  that
                                        resets   periodically   based   upon   a
                                        designated   index   and   that   varies
                                        inversely with changes in that index.

Variable Rate Class.................... A  class  with  an  interest  rate  that resets periodically and is calculated by
                                        reference   to  the  rate  or  rates  of
                                        interest applicable to specified assets or instruments (e.g., the interest rates borne by the underlying loans).

Interest Only Class.................... A class that receives some or all of the interest payments made on the underlying
                                        Trust  Fund  Assets  and  little  or  no
                                        principal.  Interest  only  classes have
                                        either a nominal  principal balance or a
                                        notional  amount.  A  nominal  principal
                                        balance represents actual principal that
                                        will  be  paid  on  the  class.   It  is
                                        referred  to  as  nominal  since  it  is
                                        extremely   small   compared   to  other
                                        classes. A notional amount is the amount
                                        used as a  reference  to  calculate  the
                                        amount
                                        of  interest  due  on an  interest  only
                                        class  that  is  not   entitled  to  any
                                        distributions in respect of principal.

Principal Only Class................... A class that does not bear  interest and
                                        is    entitled    to    receive     only
                                        distributions in respect of principal.

Partial Accrual Class.................. A class  that  accretes a portion of the
                                        amount  of  accrued  interest   thereon,
                                        which   amount  will  be  added  to  the
                                        principal  balance of that class on each
                                        applicable  distribution  date, with the
                                        remainder  of  accrued  interest  to  be
                                        distributed  currently  as  interest  to
                                        that class.  This accretion may continue
                                        until a specified  event has occurred or
                                        until  the  partial   accrual  class  is
                                        retired.

Accrual Class.......................... A class  that  accretes  the  amount  of accrued interest otherwise distributable
                                        on the class, which amount will be added
                                        as principal to the principal balance of
                                        the    class    on    each    applicable
                                        distribution date. This accretion may continue until some specified event has occurred or until the accrual class is retired.


Indices Applicable to Floating Rate and Inverse Floating Rate Classes

     General.   Except  as  otherwise   specified  in  the  related   prospectus
supplement, the indices applicable to Floating Rate and Inverse Floating Rate Classes will be limited to the indices described below.

     LIBOR. The applicable prospectus supplement may specify some other basis for determining LIBOR, but if it does not, on the LIBOR Determination Date (as this term is defined in the related prospectus supplement) for each class of securities of a series as to which the applicable interest rate or Pass-Through Rate is determined by reference to an index denominated as LIBOR, the person designated in the related Agreement as the calculation agent will determine LIBOR in accordance with one of the two methods described below (which method will be specified in the related prospectus supplement):

     LIBO Method. If using this method to calculate LIBOR, the calculation agent will determine LIBOR by reference to the quotations, as set forth on the Reuters Screen LIBO Page (as defined in the International Swaps and Derivatives Association, Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), offered by the principal London office of each of the designated reference banks meeting the criteria set forth herein for making United States dollar deposits of the applicable duration in leading banks in the London Interbank market, as of 11:00 a.m. (London time) on the LIBOR Determination Date. In lieu of relying on the quotations for those reference banks that appear at that time on the Reuters Screen LIBO Page, the calculation agent will request each of the reference banks to provide the offered quotations at that time.

     LIBOR  will  be  established  by  the  calculation   agent  on  each  LIBOR
Determination Date as follows:

     o If on any LIBOR Determination Date two or more reference banks provide offered quotations, LIBOR for the next interest accrual period shall be the arithmetic mean of the offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

     o If on any LIBOR Determination Date only one or none of the reference banks provides offered quotations, LIBOR for the next interest accrual period shall be whichever is the higher of

               o    LIBOR as  determined  on the  previous  LIBOR  Determination
                    Date, or

               o    the reserve interest rate.

          The reserve interest rate shall be the rate per annum which the calculation agent determines to be either

          o the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the calculation agent are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the reference banks to which these quotations are, in the opinion of the calculation agent, being so made, or

          o if the calculation agent can not determine the arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the calculation agent are quoting on that LIBOR Determination Date to leading European banks.

     o If on any LIBOR Determination Date for a class specified in the related prospectus supplement, the calculation agent is required but is unable to determine the reserve interest rate in the manner provided above, LIBOR for the next interest accrual period shall be LIBOR as determined on the preceding LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, LIBOR shall be deemed to be the per annum rate specified in the related prospectus supplement.

     Each reference bank

     o must be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market,

     o may not control, be controlled by, or be under common control with the calculation agent, and

     o    must have an established place of business in London.


If any reference bank is unwilling or unable to act in that capacity or if appointment of any reference bank is terminated, another leading bank meeting the criteria specified above will be appointed.

     BBA Method. If using this method of determining LIBOR, the calculation agent will determine LIBOR on the basis of the British Bankers' Association "Interest Settlement Rate" for one-month deposits in United States dollars as found on Telerate page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. Interest Settlement Rates currently are based on rates quoted by eight British Bankers' Association designated banks as being, in the view of those banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market. Interest Settlement Rates are calculated by eliminating the two highest rates and the two lowest rates, averaging the four remaining rates, carrying the result (expressed as a percentage) out to six decimal places, and rounding to five decimal places.

     If on any LIBOR Determination Date, the calculation agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next interest accrual period shall be calculated in accordance with the LIBOR method described above under "--LIBO Method."

     The establishment of LIBOR on each LIBOR Determination Date by the calculation agent and its calculation of the rate of interest for the applicable classes for the related interest accrual period shall (in the absence of manifest error) be final and binding.

     Treasury Index. The applicable prospectus supplement may specify some other basis for determining and defining the Treasury Index, but if it does not, on the Treasury Index Determination Date (as this term is defined in the related prospectus supplement) for each class of securities of a series as to which the applicable interest rate is determined by reference to an index denominated as a "Treasury Index," the calculation agent will ascertain the Treasury Index for U.S. Treasury securities of the maturity and for the period (or, if applicable, date) specified in the related prospectus supplement. The Treasury Index for any period means the average of the yield for each business day during the period specified therein (and for any date means the yield for that date), expressed as a per annum percentage rate, on U.S. Treasury securities adjusted to the "constant maturity" (as further described below) specified in the related prospectus supplement or if no "constant maturity" is so specified, U.S. Treasury securities trading on the secondary market having the maturity specified in the related prospectus supplement, in each case as published by the Federal Reserve Board in its Statistical Release No. H.15 (519). Statistical Release No. H.15 (519) is published on Monday or Tuesday of each week and may be obtained by writing or calling the Publications Department at the Board of Governors of the Federal Reserve System, 21st and C Streets, Washington, D.C. 20551 (202) 452-3244. If the calculation agent has not yet received Statistical Release No. H.15 (519) for that week, then it will use the Statistical Release from the immediately preceding week.

     Yields on U.S. Treasury securities at "constant maturity" are derived from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded U.S. Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. government securities dealers to the Federal Reserve Bank of New York. This method provides a yield for a given maturity even if no security with that exact maturity is outstanding. If the Treasury Index is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular series of securities. The calculation agent's determination of the Treasury Index, and its calculation of the rates of interest for the applicable classes for the related interest accrual period shall (in the absence of manifest error) be final and binding.

     Prime Rate. The applicable prospectus supplement may specify the party responsible for determining the Prime Rate, but if it does not, on the Prime Rate Determination Date (as this term is defined in the related prospectus supplement) for each class of securities of a series as to which the applicable interest rate is determined by reference to an index denominated as the Prime Rate, the calculation agent will ascertain the Prime Rate for the related interest accrual period. The applicable prospectus supplement may provide for the means for determining the Prime Rate, but if it does not, the Prime Rate for an interest accrual period will be the "Prime Rate" as published in the "Money Rates" section of The Wall Street Journal (or if not so published, the "Prime Rate" as published in a newspaper of general circulation selected by the calculation agent in its sole discretion) on the related Prime Rate Determination Date. If a prime rate range is given, then the average of the range will be used. If the Prime Rate is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular series of securities. The calculation agent's determination of the Prime Rate and its calculation of the rates of interest for the related interest accrual period shall (in the absence of manifest error) be final and binding.

     The interest rate index or indices applicable to floating rate and inverse floating rate classes of any series (the "Securities Index") may not be equal to the actual index or indices employed under applicable loan documents in calculating the interest rates on loans in the relevant class or classes of securities (the "Loan Indices"). If this type of interest rate mismatch occurs, the amounts available for payment of interest on the relevant class or classes of securities may increase or decrease depending upon the divergence between performance of the applicable Securities Index and the composite performance of the applicable Loan Indices. While it might be possible, through the use of a reserve account, interest rate swaps, financial derivative contracts or other means, to hedge against the risk that divergences between the Securities Index and the Loan Indices might result in insufficient interest payments being generated from loans backing the relevant class or classes of securities to pay the interest accruing on those class or classes of securities, the availability of interest rate hedging protection, if any, will only be as disclosed in the related prospectus supplement.

Book-Entry Registration of Securities

     As described in the related prospectus supplement, if not issued in fully registered form, each class of securities will be registered as book-entry securities. Persons acquiring beneficial ownership interests in book-entry securities ("Beneficial Owners") will hold their book-entry securities through The Depository Trust Company ("DTC") in the United States, or Clearstream Banking, Luxembourg, S.A. ("Clearstream, Luxembourg") or Euroclear System ("Euroclear") in Europe, if they are participants of those systems, or indirectly through organizations which are participants in those systems. Book-entry securities will be issued in one or more certificates which equal the aggregate principal balance of the relevant class of securities and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream, Luxembourg's and Euroclear's names on the books of their respective depositories which in turn will hold omnibus positions in customers' securities accounts in the depositories' names on the books of DTC. Citibank, N.A., will act as depository for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depository for Euroclear. Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing his or her security. Unless and until physical certificates are issued, it is anticipated that the only record holder of book-entry securities will be Cede & Co., as nominee of DTC. Beneficial Owners are only permitted to exercise their rights in book-entry securities indirectly through DTC participants and DTC.

     Each Beneficial Owner's ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, Thrift Institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for that purpose. In turn, the Financial Intermediary's ownership of a book-entry security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC participant, and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

     Beneficial Owners will receive all distributions of principal of, and interest on, book-entry securities from the trustee through DTC and DTC participants. While the securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among DTC participants on whose behalf it acts for book-entry securities and is required to receive and transmit distributions of principal of, and interest on, book-entry securities. DTC participants and indirect participants with whom Beneficial Owners have accounts for their book-entry securities are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess physical certificates, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest. The Rules are on file with the SEC.

     Beneficial Owners will not receive or be entitled to receive physical certificates representing their respective interests in the securities, except under the limited circumstances described below. Unless and until certificated securities are issued, Beneficial Owners who are not DTC participants may transfer ownership of securities only through DTC participants and indirect participants by instructing DTC participants and indirect participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of the securities, which account is maintained with their respective DTC participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective DTC participants will be debited and credited. Similarly, the DTC participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

     Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. These credits or any transactions in the securities settled during processing will be reported to the relevant Euroclear participants or Clearstream, Luxembourg customers on that business day. Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream, Luxembourg customer or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between DTC participants will occur in accordance with the Rules. Transfers between Clearstream, Luxembourg customers and Euroclear participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg customers or Euroclear participants, on the other, will be effected by DTC in accordance with the Rules on behalf of Clearstream, Luxembourg or Euroclear, as the case may be, by its depository. However, these cross-market transactions will require delivery of instructions to Clearstream, Luxembourg or Euroclear, as the case may be, by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). If the transaction meets its settlement requirements, Clearstream, Luxembourg or Euroclear, as the case may be, will deliver instructions to its depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC.
Clearstream, Luxembourg customers and Euroclear participants may not deliver instructions directly to the depositories.

     DTC is a limited purpose trust company organized under the laws of the State of New York, and is a member of the Federal Reserve System. DTC is a "clearing corporation" within the meaning of the New York

Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities. Direct participants of DTC include securities brokers and dealers (who may include the underwriters of any series), banks, trust companies, clearing corporations and some other organizations. DTC is owned by a number of its direct participants and by the New York Stock Exchange, Inc., the Nasdaq-Amex Market Group and the National Association of Securities Dealers, Inc. Indirect access to the DTC system is also available to others including Financial Intermediaries that clear through or maintain a custodial relationship with a direct DTC participant, either directly or indirectly.

     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of securities. Transactions may be settled by Clearstream, Luxembourg in any of over 40 currencies, including United States dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's United States customers are limited to securities brokers and dealers and banks. Currently, Clearstream, Luxembourg has approximately 2,500 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. in Brussels as the operator of the Euroclear System (the "Euroclear Operator") to facilitate settlement of trades between Clearstream, Luxembourg and Euroclear. In November 2000, Clearstream, Luxembourg and Euroclear signed an agreement to establish a new daytime transactions processing capability to supplement the existing overnight bridge between Clearstream, Luxembourg and Euroclear. The new daytime bridge is expected to become automated by the end of 2001.

     Clearstream, Luxembourg and Euroclear customers are world-wide financial institutions, including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to Clearstream, Luxembourg and Euroclear is available to other institutions that clear through or maintain a custodial relationship with an account holder of either system.

     Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of over 40 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear Operator, a market owned bank incorporated under the laws of the Kingdom of Belgium and licensed by the Belgian Banking and Finance Commission, assumed the operating and banking functions of the Euroclear System as of January 1, 2001. All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator. The Euroclear Operator establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include central banks, commercial banks, securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments on securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

     Distributions on the book-entry securities will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of those payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing payments to the Beneficial Owners of the book-entry securities that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the book-entry securities that it represents.

     Under a book-entry format, Beneficial Owners of the book-entry securities may experience some delay in their receipt of payments, since these payments will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions on securities held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg customers or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the applicable depository. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences--Tax Treatment of Foreign Investors" and "--Tax Consequences to Holders of the Notes--Backup Withholding." Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge book-entry securities to persons or entities that do not participate in the Depository system may be limited due to the lack of physical certificates for book-entry securities. In addition, issuance of the book-entry securities in book-entry form may reduce the liquidity of these securities in the secondary market since some potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

     Monthly and annual reports on the trust fund will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to Beneficial Owners upon request, in accordance with the Rules, and to the Financial Intermediaries to whose DTC accounts the book-entry securities of the Beneficial Owners are credited.

     DTC has advised the trustee that, unless and until certificated securities are issued, DTC will take any action permitted to be taken by the holders of the book-entry securities under the applicable Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the book-entry securities are credited, to the extent that these actions are taken on behalf of Financial Intermediaries whose holdings include book-entry securities. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a securityholder under the Agreement on behalf of a Clearstream, Luxembourg customer or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of its depository to effect these actions on its behalf through DTC. DTC may take actions, at the direction of the related DTC participants, for some securities which conflict with actions taken for other securities.

     Certificated securities will be issued to securityholders only if

     o the servicer advises the applicable trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository for the securities and the trustee is unable to locate a qualified successor,

     o the servicer at its option, elects to terminate the book-entry system through DTC, or

     o after the occurrence of an Event of Default or the resignation or removal of the servicer for these securities, holders representing at least a majority of the outstanding principal amount of the related securities of that series advise DTC, either directly or through DTC participants, in writing (with instructions to notify the applicable trustee in writing) that the continuation of a book-entry system through DTC (or a successor thereto) for those securities is no longer in the best interest of the holders of the securities.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all Beneficial Owners of the occurrence of the event and the availability through DTC of certificated securities. Upon surrender by DTC of the global certificate or
certificates   representing  the  book-entry
securities and instructions for re-registration, the trustee will issue certificated securities, and thereafter the trustee will recognize the holders of the certificated securities as securityholders under the applicable Agreement.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform these procedures and they may be discontinued at any time.

     None of the servicer, the depositor or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests.

                               CREDIT ENHANCEMENT

General

     Credit enhancement may be provided for one or more classes of a series of securities or for the related Trust Fund Assets. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related prospectus supplement, the subordination of one or more classes of the securities of that series, the establishment of one or more reserve accounts, the use of a cross-collateralization feature, use of a mortgage pool insurance policy, FHA insurance, VA guaranty, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract, over-collateralization, or another method of credit enhancement contemplated herein and described in the related prospectus supplement, or any combination of the foregoing. To the extent described in the related prospectus supplement, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the securities and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, securityholders will bear their allocable share of any deficiencies.

Subordination

     If so specified in the related prospectus supplement, one or more classes of a series of securities (the "Senior Securities") may be credit enhanced by granting Senior Securities the preferential right to receive distributions of scheduled principal, Principal Prepayments, interest or any combination thereof prior to holders of one or more other classes of that series ("Subordinated Securities") as specified in the related prospectus supplement. Protection may also be afforded to the holders of Senior Securities of a series by:

     o reducing the ownership interest (if applicable) of the related Subordinated Securities;

     o a combination of the immediately preceding sentence and the first bullet above; or

     o    as further described in the related prospectus supplement.

If so specified in the related prospectus supplement, delays in receipt of scheduled payments on the loans and losses on defaulted loans may be borne first by the various classes of Subordinated Securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in the related prospectus supplement. The aggregate distributions in respect of delinquent payments on the loans over the lives of the securities or at any time, the aggregate losses in respect of defaulted loans which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the holders of Subordinated Securities that will be distributable to holders of Senior Securities on any distribution date may be limited as specified in the related prospectus supplement. If aggregate distributions in respect of delinquent payments on the loans or aggregate losses in respect of the loans were to exceed an amount specified in the related prospectus supplement, holders of Senior Securities would experience losses on the securities.

     In addition to or in lieu of the foregoing, if so specified in the related prospectus supplement, all or any portion of distributions otherwise payable to holders of Subordinated Securities on any distribution date may instead be deposited into one or more reserve accounts established with the trustee or distributed to holders of Senior Securities. These deposits may be made on each distribution date, for specified periods or until the balance in the reserve account has reached a specified amount and, following payments from the reserve account to holders of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the reserve account to required levels, in each case as specified in the related prospectus supplement. Amounts on deposit in the reserve account may be released to the holders of some classes of securities at the times and under the circumstances specified in the related prospectus supplement.

     If specified in the related prospectus supplement, various classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive some distributions to other classes of Senior and Subordinated Securities, respectively, through a cross-collateralization mechanism or otherwise.

     Distributions may be allocated among classes of Senior Securities and among classes of Subordinated Securities

     o    in the order of their scheduled final distribution dates,

     o    in accordance with a schedule or formula,

     o    in relation to the occurrence of events, or

     o otherwise, in each case as specified in the related prospectus supplement.


Letter of Credit

     The letter of credit, if any, for a series of securities will be issued by the bank or financial institution specified in the related prospectus supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related prospectus supplement of the aggregate principal balance of the loans on the related cut-off date or of one or more classes of securities (the "L/C Percentage"). If so specified in the related prospectus supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, including losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of some provisions of the Bankruptcy Reform Act of 1978, as amended, and related rules promulgated thereunder (collectively, the "Bankruptcy Code"), or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each series of securities will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust fund. We refer you to "The Agreements--Termination; Optional Termination." A copy of the letter of credit for a series, if any, will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the securities of the related series.

Insurance Policies, Surety Bonds and Guaranties

     If so provided in the prospectus supplement for a series of securities, deficiencies in amounts otherwise payable on those securities or some classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. These instruments may cover timely distributions of interest and/or full distributions of principal for one or more classes of securities of the related series on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. In addition, if specified in the related prospectus supplement, a trust fund may also include bankruptcy bonds, special hazard insurance policies, other insurance or guaranties for the purpose of

     o maintaining timely payments or providing additional protection against losses on the assets included in the trust fund,

     o    paying administrative expenses, or

     o establishing a minimum reinvestment rate on the payments made in respect of those assets or principal payment rate on those assets.

These arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the related prospectus supplement. A copy of any instrument for a series will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed with the SEC within 15 days of issuance of the securities of the related series.

Over-Collateralization

     If so provided in the prospectus supplement for a series of securities, a portion of the interest payment on each loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a specific class or classes of securities and, thus, accelerate the rate of payment of principal on those securities. Reducing the principal balance of the securities without a corresponding reduction in the principal balance of the underlying Trust Fund Assets will result in over-collateralization.

Reserve Accounts

     If specified in the related prospectus supplement, credit enhancement for a series of securities will be provided by the establishment and maintenance with the trustee for that series of securities, in trust, of one or more reserve accounts for that series. The related prospectus supplement will specify whether or not any reserve accounts will be included in the trust fund for that series.

     The reserve account for a series will be funded

     o by the deposit therein of cash, U.S. Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related prospectus supplement,

     o by the deposit therein from time to time of amounts, as specified in the related prospectus supplement to which the holders of Subordinated Securities, if any, would otherwise be entitled, or

     o    in another manner specified in the related prospectus supplement.

     Any amounts on deposit in the reserve account and the proceeds of any other instrument upon maturity will be held in cash or will be invested in "Permitted Investments" which may include

     o obligations of the United States or any agency thereof, provided these obligations are backed by the full faith and credit of the United States,

     o general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the related series of securities, or a lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to that securities by each Rating Agency,

     o commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or a lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to that securities by each Rating Agency,

     o certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of that depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of that holding company, but only if Moody's Investors Service, Inc. ("Moody's") is not a Rating Agency for that series of securities) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for those securities, or any lower ratings that will not result in the downgrading or withdrawal of the rating then assigned to those securities by any Rating Agency,

     o demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC,

     o guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of the agreements, terms and conditions that will not result in the downgrading or withdrawal of the rating then assigned to those securities by any Rating Agency,

     o repurchase obligations for any security described in the first two bullets above, in either case entered into with a depository institution or trust company (acting as principal) described in the fourth bullet above,

     o securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of that investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, the rating shall be the highest commercial paper rating of Moody's for those securities), or a lower rating that will not result in the downgrading or withdrawal of the rating then assigned to those securities by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency,

     o interests in any money market fund which at the date of acquisition of the interests in the fund and throughout the time those interests are held in the fund has the highest applicable rating by each Rating Agency or a lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to those securities by each Rating Agency,

     o short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or a lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to those securities by each Rating Agency, and

     o other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to those securities by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency; provided that no instrument shall be a Permitted Investment if the instrument evidences the right to receive interest-only payments on the obligations underlying that instrument; and provided further, that no investment specified in the ninth or tenth bullet above will be a Permitted Investment for any pre-funding account or any related capitalized interest account.

If a letter of credit is deposited with the trustee, the letter of credit will be irrevocable. Any instrument deposited therein will name the trustee, in its capacity as trustee for the holders of the securities, as beneficiary and will be issued by an entity acceptable to each Rating Agency that rates the securities of the related series. Additional information regarding instruments deposited in the reserve accounts will be set forth in the related prospectus supplement.

     Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the reserve account for distribution to the holders of securities of the related series for the purposes, in the manner and at the times specified in the related prospectus supplement.

Pool Insurance Policies

     If specified in the related prospectus supplement, a separate pool insurance policy will be obtained for the loans in a particular trust fund and issued by the insurer (the "Pool Insurer") named in the related prospectus supplement. Each pool insurance policy will, subject to the limitations described below, cover loss by reason of default in payment on loans in the trust fund in an amount equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the loans on the cut-off date which are not covered as to the entire outstanding principal balances by primary mortgage insurance policies. As more fully described below, the servicer will present claims thereunder to the Pool Insurer on behalf of itself, the trustee and the holders of the securities of the related series. The pool insurance policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted loans and only upon satisfaction of the conditions precedent described below. The applicable prospectus supplement may provide for the extent of coverage provided by the related pool insurance policy, but if it does not, the pool insurance policies will not cover losses due to a failure to pay or denial of a claim under a primary mortgage insurance policy.

     The applicable prospectus supplement may provide for the conditions for the presentation of claims under a pool insurance policy, but if it does not, the pool insurance policy will provide that no claims may be validly presented unless

     o any required primary mortgage insurance policy is in effect for the defaulted loan and a claim thereunder has been submitted and settled,

     o hazard insurance on the related mortgaged property has been kept in force and real estate taxes and other protection and preservation expenses have been paid,

     o if there has been physical loss or damage to the mortgaged property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy, and

     o    the insured has acquired good and merchantable  title to the mortgaged
          property   free  and  clear  of  liens   except   specific   permitted
          encumbrances.

Upon satisfaction of these conditions, the Pool Insurer will have the option either

     o to purchase the property securing the defaulted loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the loan's interest rate to the date of the purchase and specified expenses incurred by the servicer on behalf of the trustee and securityholders, or

     o to pay the amount by which the sum of the principal balance of the defaulted loan plus accrued and unpaid interest at the loan's interest rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the mortgaged property, in either case net of specified amounts paid or assumed to have been paid under the related primary mortgage insurance policy. If any mortgaged property securing a defaulted loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable special hazard insurance policy are insufficient to restore the damaged mortgaged property to a condition sufficient to permit recovery under the pool insurance policy, the servicer will not be required to expend its own funds to restore the damaged mortgaged property unless it determines that

     o    restoration   will  increase  the  proceeds  to   securityholders   on
          liquidation of the loan after reimbursement of the servicer for its expenses, and

     o these expenses will be recoverable by it through proceeds of the sale of the mortgaged property or proceeds of the related pool insurance policy or any related primary mortgage insurance policy.

     The applicable prospectus supplement may provide for a pool insurance policy covering losses resulting from defaults, but if it does not, the pool insurance policy will not insure (and many primary mortgage insurance policies do not insure) against losses sustained by reason of a default arising from, among other things,

     o fraud or negligence in the origination or servicing of a loan, including misrepresentation by the borrower, the originator or persons involved in the origination thereof, or

     o failure to construct any building or structure located on a mortgaged property in accordance with plans and specifications.

A failure of coverage attributable to one of the foregoing events might result in a breach of the related seller's representations described above and might give rise to an obligation on the part of the seller to repurchase the defaulted loan if the breach cannot be cured by the seller. No pool insurance policy will cover (and many primary mortgage insurance policies do not cover) a claim in respect of a defaulted loan occurring when the servicer of that loan, at the time of default or thereafter, was not approved by the applicable insurer.

     The applicable prospectus supplement may provide for a pool insurance policy featuring a fixed amount of coverage over the life of the policy, but if it does not, the original amount of coverage under each pool insurance policy will be reduced over the life of the related securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include some expenses incurred by the servicer as well as accrued interest on delinquent loans to the date of payment of the claim. Accordingly, if aggregate net claims paid under any pool insurance policy reach the original policy limit, coverage under that pool insurance policy will be exhausted and any further losses will be home by the related securityholders.

Cross-Collateralization

     If specified in the related prospectus supplement, different classes of the related series of securities may hold the sole beneficial ownership interest in separate groups of Trust Fund Assets. In this case, credit enhancement may be provided by a cross-collateralization feature requiring that distributions be made on securities evidencing a beneficial ownership interest in, or secured by, one or more asset groups within the same trust fund prior to distributions to Subordinated Securities evidencing a beneficial ownership interest in, or secured by, one or more other asset groups within that trust fund. Cross-collateralization may be provided by

     o the allocation of some excess amounts generated by one or more asset groups to one or more other asset groups within the same trust fund or

     o the allocation of losses on one or more asset groups to one or more other asset groups within the same trust fund.

These excess amounts will be applied and/or these losses will be allocated to the class or classes of Subordinated Securities of the related series then outstanding having the lowest rating assigned by any Rating Agency or the lowest payment priority, in each case to the extent and in the manner more specifically described in the related prospectus supplement. The prospectus supplement for a series which includes a cross-collateralization feature will describe the manner and conditions for applying this cross-collateralization feature.


     If specified in the related prospectus supplement, the coverage provided by one or more of the forms of credit enhancement described in this prospectus may apply concurrently to two or more separate trust funds. If applicable, the related prospectus supplement will identify the trust funds to which the credit enhancement relates and the manner of determining the amount of coverage provided to those trust funds thereby and of the application of that coverage to the identified trust funds.

                       YIELD AND PREPAYMENT CONSIDERATIONS

     The yields to maturity and weighted average lives of the securities will be affected primarily by the amount and timing of principal payments received on or in respect of the Trust Fund Assets included in the related trust fund. The original terms to maturity of the loans in a given trust fund will vary depending upon the type of loans included therein. Each prospectus supplement will contain information regarding the type and maturities of the loans in the related trust fund. The related prospectus supplement will specify the circumstances, if any, under which the related loans will be subject to prepayment penalties. The prepayment experience on the loans in a trust fund will affect the weighted average life of the related series of securities.

     The rate of prepayment on the loans cannot be predicted. The prepayment experience of the related trust fund may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility. Other factors that might be expected to affect the prepayment rate of a pool of home equity loans include the amounts of, and interest rates on, the underlying senior mortgage loans, and the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles. Accordingly, these loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the loans. The enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related loan. We refer you to "Legal Aspects of the Loans--Due-on-Sale Clauses." In addition, the servicer and its affiliates periodically conduct mass mailings to their existing customers with respect to the refinancing of existing mortgage loans. Although these marketing efforts are not specifically directed to customers who have mortgage loans included in a trust fund, these customers may receive the marketing materials as part of a broader mailing, which may result in an increase in the rate of prepayments of mortgage loans included in a trust fund through refinancings. The yield to an investor who purchases securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the loans is actually different than the rate anticipated by the investor at the time the securities were purchased.

     Collections on revolving credit line loans may vary because, among other things, borrowers may

     o make payments during any month as low as the minimum monthly payment for that month or, during the interest-only period for some revolving credit line loans with respect to which an interest-only payment option has been selected, the interest and the fees and charges for that month, or

     o make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon.

It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the loans may vary due to seasonal purchasing and the payment habits of borrowers.

     To the extent specified in the related prospectus supplement, conventional loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or some transfers by the borrower of the related mortgaged property. Loans insured by the FHA, and loans on Single Family Properties partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on these loans may be lower than that of conventional loans bearing comparable interest rates. The servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the mortgaged property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. We refer you to "The Agreements--Collection Procedures" and "Legal Aspects of the Loans" for a description of some provisions of each Agreement and some legal developments that may affect the prepayment experience on the loans.

     The rate of prepayments on conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the interest rates borne by the loans, the loans are more likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above those interest rates. Conversely, if prevailing interest rates rise appreciably above the interest rates borne by the loans, the loans are more likely to experience a lower prepayment rate than if prevailing rates remain at or below those loan interest rates. However, there can be no assurance that this will be the case.

     When a full prepayment is made on a loan, the borrower is charged interest on the principal amount of the loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment, rather than for a full month. The effect of prepayments in full will be to reduce the amount of interest passed through or paid in the following month to holders of securities because interest on the principal amount of any loan so prepaid will generally be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through or paid in that month. Prepayments will be passed through or paid as described in the related prospectus supplement.

     Even assuming that the mortgaged properties provide adequate security for the loans, substantial delays could be encountered in connection with the liquidation of defaulted loans and corresponding delays in the receipt of related proceeds by securityholders could occur. An action to foreclose on a mortgaged property securing a loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a property. In the event of a default by a borrower, these restrictions among other things, may impede the ability of the servicer to foreclose on or sell the mortgaged property or to obtain Liquidation Proceeds sufficient to repay all amounts due on the related loan. In addition, the servicer will be entitled to deduct from related Liquidation Proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

     Liquidation expenses for defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the remaining principal balance of the small mortgage loan than would be the case with the other defaulted mortgage loan having a large remaining principal balance.

     Applicable state laws generally regulate interest rates and other charges, require specified disclosures, and require licensing of some originators and servicers of loans. In addition, most have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the servicer to damages and administrative sanctions.

     If the rate at which interest is passed through or paid to the holders of securities of a series is calculated on a loan-by-loan basis, disproportionate principal prepayments among loans with different interest rates will affect the yield on those securities. In most cases, the effective yield to securityholders will be lower than the yield otherwise produced by the applicable Pass-Through Rate or interest rate and purchase price, because while interest will accrue on each loan in each month, the distribution of interest will not be made earlier than the month following the month of accrual.

     Under some circumstances, the servicer, the holders of the residual interests in a REMIC or ownership interest in a FASIT or any person specified in the related prospectus supplement may have the option to purchase the assets of a trust fund thereby causing earlier retirement of the related series of securities. We refer you to "The Agreements--Termination; Optional Termination."

     The relative contribution of the various factors affecting prepayment may vary from time to time. There can be no assurance as to the rate of payment of principal of the Trust Fund Assets at any time or over the lives of the securities.

     The prospectus supplement relating to a series of securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of those securities.

                                 THE AGREEMENTS

     Set forth below is a description of the material provisions of each Agreement which is not described elsewhere in this prospectus. The description is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, the provisions or terms are as specified in the Agreements.

Assignment of the Trust Fund Assets

     Conveyance of the Loans. At the time of issuance of the securities of a series, the depositor will cause the loans comprising the related trust fund to be conveyed to the trustee, without recourse, together with all principal and interest received by or on behalf of the depositor on or with respect to those loans after the cut-off date, other than principal and interest due on or before the cut-off date and other than any Retained Interest specified in the related prospectus supplement. The trustee will, concurrently with the conveyance, deliver the securities to the depositor in exchange for the loans. Each loan will be identified in a schedule appearing as an exhibit to the related
Agreement. This schedule will include information as to the outstanding principal balance of each loan after application of payments due on or before the cut-off date, as well as information regarding the interest rate or APR, the maturity of the loan, the Combined Loan-to-Value Ratio at origination and other specified information.

     The Agreement will require that, within the time period specified therein, the depositor will also deliver or cause to be delivered to the trustee (or to the custodian hereinafter referred to) as to each loan, among other things:

     o the mortgage note or contract endorsed without recourse in blank or to the order of the trustee,

     o the mortgage, deed of trust or similar instrument (a "Mortgage") with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case the depositor will deliver or cause to be delivered a copy of the Mortgage together with a certificate stating that the original of the Mortgage was delivered to that recording office),

     o an assignment of the Mortgage to the trustee, which assignment will be in recordable form in the case of a Mortgage assignment,

     o    other   assignments   deemed  necessary  by  the  trustee,   including
          assignments  of  title  insurance   policies  covering  the  mortgaged
          properties, and

     o any other security documents, including those relating to any senior interests in the mortgaged property, as may be specified in the related prospectus supplement or the related Agreement.

     The trustee (or the custodian hereinafter referred to) will review these loan documents within the time period specified in the related prospectus supplement after receipt thereof, and the trustee will hold those documents in trust for the benefit of the related securityholders. If any loan document is found to be missing or defective in any material respect, the trustee (or the custodian) will notify the servicer and the depositor, and the servicer will notify the related seller. If the seller cannot cure the omission or defect within the time period specified in the related prospectus supplement after receipt of the notice, the seller will be obligated to either

     o purchase the related loan from the trust fund at the Purchase Price, or

     o if so specified in the related prospectus supplement, remove the loan from the trust fund and substitute in its place one or more other loans that meets the requirements set forth in the related Agreement and described in the related prospectus supplement.

There can be no assurance that a seller will fulfill this purchase or substitution obligation. Although the servicer may be obligated to enforce this obligation to the extent described above under "Loan Program--Representations by Sellers; Repurchases," neither the servicer nor the depositor will be obligated to purchase or replace the loan if the seller defaults on its obligation, unless the breach also constitutes a breach of the representations or warranties of the servicer or the depositor, as the case may be. The applicable prospectus supplement may provide other remedies, but if it does not, this obligation to cure, purchase or substitute constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a constituent document.

     The trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the loans as agent of the trustee.

     The servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Agreement. Upon a breach of any representation of the servicer which materially and adversely affects the interests of the securityholders in a loan, the servicer will be obligated either to cure the breach in all material respects or to purchase (at the Purchase Price) or if so specified in the related prospectus supplement, replace the loan. The applicable prospectus supplement may provide other remedies, but if it does not, this obligation to cure, purchase or substitute constitutes the sole remedy available to the securityholders or the trustee for a breach of a representation by the servicer.

     Notwithstanding the foregoing provisions, no purchase or substitution of a loan will be made for a trust fund which has made a REMIC or FASIT election if the purchase or substitution would result in a prohibited transaction tax under the Code.

     No Recourse to Sellers, Depositor or Servicer. As described above under "--Conveyance of the Loans," the depositor will cause the loans comprising the related trust fund to be conveyed to the trustee, without recourse. However, each seller (and Equity One, where the seller is a subsidiary or affiliate of Equity One) will be obligated to repurchase or substitute for any loan as to which certain representations and warranties are breached or for failure to deliver certain documents relating to the loans as described herein under "--Conveyance of the Loans" and "Loan Program--Representations by Sellers; Repurchases." In addition, the servicer and the depositor will be obligated to purchase or substitute for any loan as to which certain representations and warranties are breached as described herein under "--Conveyance of the Loans." The applicable prospectus supplement may provide other remedies, but if it does not, these obligations to purchase or substitute constitute the sole remedy available to the securityholders of the related series or the trustee for a breach of any representation or failure to deliver a constituent document.

Payments on Loans; Deposits to Security Account

     The servicer will establish and maintain or cause to be established and maintained for the related trust fund a separate account or accounts for the collection of payments on the related Trust Fund Assets in the trust fund (the "Security Account"). The applicable prospectus supplement may provide for other requirements for the Security Account, but if it does not, the Security Account must be one of the following:

     o maintained with a depository institution the debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of which) are rated in one of the two highest rating categories by the Rating Agency or Rating Agencies that rated one or more classes of the related series of securities;

     o an account or accounts the deposits in which are fully insured by the Bank Insurance Fund (the "BIF") of the FDIC or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation (the "SAIF"));

     o an account or accounts the deposits in which are insured by the BIF or the SAIF (to the limits established by the FDIC), and the uninsured deposits in which are otherwise secured so that, as evidenced by an opinion of counsel, the securityholders have a claim on the funds in the Security Account or a perfected first priority security interest against any collateral securing these funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Security Account is maintained; or

     o    an account or accounts otherwise acceptable to each Rating Agency.

The collateral eligible to secure amounts in the Security Account is limited to Permitted Investments. A Security Account may be maintained as an interest-bearing account or the funds held therein may be invested pending each succeeding distribution date in Permitted Investments. The servicer or its designee will be entitled to receive any interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the servicer or with a depository institution that is an affiliate of the servicer, provided it meets the standards set forth above.

     The servicer will deposit or cause to be deposited in the Security Account for each trust fund, to the extent applicable and provided in the Agreement, the following payments and collections received or advances made by or on behalf of it subsequent to the cut-off date (other than payments due on or before the cut-off date and exclusive of any amounts representing Retained Interest):

     o all payments on account of principal, including Principal Prepayments and, if specified in the related prospectus supplement, any applicable prepayment penalties, on the loans;

     o all payments on account of interest on the loans, net of applicable servicing compensation;

     o all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("Insured Expenses") incurred, and unreimbursed advances made, by the servicer, if any) of the hazard insurance policies and any primary mortgage insurance policies, to the extent these proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure ("Liquidation Expenses") and unreimbursed advances made, by the servicer, if any) received and retained in connection with the liquidation of defaulted loans, by foreclosure or otherwise ("Liquidation Proceeds"), together with any net proceeds received on a monthly basis on any properties acquired on behalf of the securityholders by foreclosure or deed in lieu of foreclosure;

     o all proceeds of any loan or property in respect thereof purchased by the servicer, the depositor or any seller as described under "Loan Program--Representations by Sellers; Repurchases" or "--Assignment of the Trust Fund Assets" and all proceeds of any loan repurchased as described under "--Termination; Optional Termination;"

     o all payments required to be deposited in the Security Account in order to satisfy any deductible clause in any blanket insurance policy described under "--Hazard Insurance;"

     o any amount required to be deposited by the servicer in connection with losses realized on investments for the benefit of the servicer of funds held in the Security Account and, to the extent specified in the related prospectus supplement, any payments required to be made by the servicer in connection with prepayment interest shortfalls; and

     o all other amounts required to be deposited in the Security Account pursuant to the Agreement.

     The servicer (or the depositor, as applicable) may from time to time direct the institution that maintains the Security Account to withdraw funds from the Security Account for the following purposes:

     o to pay to the servicer the servicing fees described in the related prospectus supplement (subject to reduction) and, as additional servicing compensation, earnings on or investment income on funds in the amounts in the Security Account credited thereto;

     o to reimburse the servicer for advances, this right of reimbursement for any loan being limited to amounts received that represent late recoveries of payments of principal and/or interest on the loan (or Insurance Proceeds or Liquidation Proceeds with respect thereto) with respect to which that advance was made;

     o to reimburse the servicer for any advances previously made which the servicer has determined to be nonrecoverable;

     o to reimburse the servicer from Insurance Proceeds for expenses incurred by the servicer and covered by the related insurance policies;

     o to reimburse the servicer for unpaid servicing fees and unreimbursed out-of-pocket costs and expenses incurred by the servicer in the performance of its servicing obligations, the right of reimbursement being limited to amounts received representing late recoveries of the payments for which the advances were made;

     o to pay to the servicer, for each loan or property acquired in respect thereof that has been purchased by the servicer pursuant to the Agreement, all amounts received thereon and not taken into account in determining the principal balance of the repurchased loan;

     o to reimburse the servicer or the depositor for expenses incurred and reimbursable pursuant to the Agreement;

     o to withdraw any amount deposited in the Security Account and not required to be deposited therein; and

     o to clear and terminate the Security Account upon termination of the Agreement.

     In addition, on or prior to the business day immediately preceding each distribution date, the servicer shall withdraw from the Security Account the amount of Available Funds, to the extent on deposit, for deposit in an account maintained by the trustee for the related series of securities.

Pre-Funding Account

     If so provided in the related prospectus supplement, the servicer will establish and maintain a pre-funding account, in the name of the related trustee on behalf of the related securityholders, into which the depositor will deposit cash in an amount (the "Pre-Funded Amount") specified in the related prospectus supplement on the related closing date. The pre-funding account will be maintained with the trustee for the related series of securities and is designed solely to hold funds to be applied by the trustee during the period from the related closing date to a date specified in the related prospectus supplement (the "Funding Period") to pay to the depositor or the applicable sellers, as the case may be, the purchase price for subsequent loans ("Subsequent Loans") acquired as Trust Fund Assets. Subsequent Loans will be required to conform to the requirements set forth in the related Agreement and described in the related prospectus supplement. Monies on deposit in the pre-funding account will not be available to cover losses on or in respect of the related loans. The Pre-Funded Amount will not exceed 25% of the initial aggregate principal amount of the certificates and notes of the related series. The Pre-Funded Amount will be used by the related trustee to purchase Subsequent Loans from the depositor or the applicable sellers, as the case may be, from time to time during the Funding Period. The Funding Period, if any, for a trust fund will begin on the related closing date and will end on the date specified in the related prospectus supplement, which in no event will be later than the date that is the earliest to occur of

     o the date the amount on deposit in the pre-funding account is less than the minimum dollar amount, if any, specified in the related Agreement;

     o the date on which an event of default occurs under the related Agreement, or

     o the date which is the later of three months or 90 days after the related closing date.

Monies on deposit in the pre-funding account may be invested in Permitted Investments under the circumstances and in the manner described in the related Agreement. Earnings on investment of funds in the pre-funding account will be deposited into the related Security Account or another trust account specified in the related prospectus supplement and losses will be charged against the funds on deposit in the pre-funding account. Any amounts remaining in the pre-funding account at the end of the Funding Period will be distributed to the related securityholders in the manner and priority specified in the related prospectus supplement, as a prepayment of principal of the related securities.

     In addition, if so provided in the related prospectus supplement, on the related closing date the depositor will deposit in a capitalized interest account cash in the amount necessary to cover shortfalls in interest on the related series of securities that may arise as a result of utilization of the pre-funding account as described above. The capitalized interest account shall be maintained with the trustee for the related series of securities and is designed solely to cover the above-mentioned interest shortfalls. Monies on deposit in the capitalized interest account will not be available to cover losses on or in respect of the related loans. To the extent that the entire amount on deposit in the capitalized interest account has not been applied to cover shortfalls in interest on the related series of securities by the end of the Funding Period any amounts remaining in the capitalized interest account will be paid to the depositor.

Sub-Servicing by Sellers

     Each seller of a loan or any other servicing entity may act as the sub-servicer for the loan pursuant to a sub-servicing agreement, which will not contain any terms inconsistent with the related Agreement. While each sub-servicing agreement will be a contract solely between the servicer and the sub-servicer, the Agreement pursuant to

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

which a series of securities is issued will provide that, if for any reason the servicer for the series of securities is no longer the servicer of the related loans, the trustee or any successor servicer must recognize the sub-servicer's rights and obligations under the sub-servicing agreement. Notwithstanding any sub-servicing arrangement, unless otherwise provided in the related prospectus supplement, the servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement as if the servicer alone were servicing the loans.

Collection Procedures

     The servicer, directly or through one or more sub-servicers, will make reasonable efforts to collect all payments called for under the loans and will, consistent with each Agreement and any pool insurance policy, primary mortgage insurance policy, FHA insurance, VA guaranty, bankruptcy bond or alternative arrangements, follow collection procedures that are customary for loans comparable to the loans. Consistent with the above, the servicer may, in its discretion, waive any assumption fee, late payment or other charge in connection with a loan and, to the extent not inconsistent with the coverage of the loan by a pool insurance policy, primary mortgage insurance policy, FHA insurance, VA bond or alternative arrangements, if applicable, arrange with a borrower a schedule for the liquidation of delinquencies running for no more than 125 days after the applicable due date for each payment. To the extent the servicer is obligated to make or cause to be made advances, the obligation will remain during any period of this arrangement.

     In any case in which property securing a loan has been, or is about to be, conveyed by the mortgagor or obligor, the servicer will, to the extent it has knowledge of the conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of the loan under any due-on-sale clause applicable thereto, but only if the exercise of these rights is permitted by applicable law and will not impair or threaten to impair any recovery under any primary mortgage insurance policy. If these conditions are not met or if the servicer reasonably believes it is unable under applicable law to enforce the due-on-sale clause or if the loan is a mortgage loan insured by the FHA or partially guaranteed by the VA, the servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which that person becomes liable for repayment of the loan and, to the extent permitted by applicable law, the mortgagor remains liable thereon. Any fee collected by or on behalf of the servicer for entering into an assumption agreement will be retained by or on behalf of the servicer as additional servicing compensation. We refer you to "Legal Aspects of the Loans--Due-on-Sale Clauses." In connection with any of this type, the terms of the related loan may not be changed.

Hazard Insurance

     Except as otherwise specified in the related prospectus supplement, the servicer will require the mortgagor or obligor on each loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of mortgaged property in the state in which that mortgaged property is located. Except as otherwise specified in the related prospectus supplement, this coverage will be in an amount equal to at least the lesser of

     o the sum of the original principal balance of the loan and the original principal balance of any other loan on the mortgaged property having lien priority over the loan, if any, and

     o    the greater of

          o the maximum insurable value of the improvements on the mortgaged property and

          o an amount sufficient to ensure that the proceeds of the policy will prevent the mortgagor and/or the mortgagee from becoming a co-insurer.

     All amounts collected by the servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the mortgaged property or released to the mortgagor or obligor in accordance with the servicer's normal servicing procedures) will be deposited in the related Security Account. In the event that the servicer maintains a blanket policy insuring against hazard losses on all the loans comprising part of a trust fund, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. This

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

blanket policy may contain a deductible clause, in which case the servicer will be required to deposit from its own funds into the related Security Account the amounts which would have been deposited therein but for this clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of some kinds of uninsured risks and is not intended to be all inclusive. If the mortgaged property securing a loan is located in a federally designated special flood area at the time of origination, the servicer will require the mortgagor or obligor to obtain and maintain flood insurance.

     The hazard insurance policy covering each mortgaged property securing each loan typically contains a clause which in effect requires the insured at all times to carry insurance in an amount which is the lesser of

     o    the replacement value of the mortgaged property, or

     o    the principal amount of the loan.

Most insurance policies provide that if the insured's coverage falls below a specified percentage (usually 80% to 90%), then the insurer's liability in the event of partial loss will not exceed the larger of

     o    the actual cash value  (generally  defined as replacement  cost at the
          time  and  place  of  loss,   less  physical   depreciation)   of  the
          improvements damaged or destroyed, or

     o the same proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of these improvements.

Since the amount of hazard insurance the servicer may cause to be maintained on the improvements securing the loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property. If specified in the related prospectus supplement, a special hazard insurance policy will be obtained to insure against some of the uninsured risks described above. We refer you to "Credit Enhancement."

     If the mortgaged property securing a defaulted loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged mortgaged property, the servicer is not required to expend its own funds to restore the damaged mortgaged property unless it determines

     o that the restoration will increase the proceeds to securityholders on liquidation of the loan after reimbursement of the servicer for its expenses, and

     o that these expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     If recovery on a defaulted loan under any related insurance policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted loan is not covered by an insurance policy, the servicer will be obligated to follow or cause to be followed normal practices and procedures that it deems necessary or advisable to realize upon the defaulted loan. If the proceeds of any liquidation of the mortgaged property securing the defaulted loan are less than the principal balance of the loan plus interest accrued thereon that is payable to securityholders, the trust fund will realize a loss in the amount of the difference plus the aggregate of expenses incurred by the servicer in connection with these proceedings and which are reimbursable under the Agreement. In the unlikely event that any proceedings result in a total recovery which is, after reimbursement to the servicer of its expenses, in


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

excess of the principal balance of the loan plus interest accrued thereon that is payable to securityholders, the servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation for the loan and amounts representing the balance of the excess, exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

     If the servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the servicer, exceed the principal balance of a loan plus interest accrued thereon that is payable to securityholders, the servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation resulting from that loan. In the event that the servicer has expended its own funds to restore the damaged mortgaged property and these funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Security Account out of related Liquidation Proceeds or Insurance Proceeds an amount equal to the expenses incurred by it, in which event the trust fund may realize a loss up to the amount so charged. Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the servicer, no payment or recovery will result in a recovery to the trust fund which exceeds the principal balance of the defaulted loan together with accrued interest thereon. We refer you to "Credit Enhancement."

     The proceeds from any liquidation of a loan will be applied in the following order of priority:

     o first, to reimburse the servicer for any unreimbursed expenses incurred by it to restore the related mortgaged property and any unreimbursed servicing compensation payable to the servicer relating to the loan,

     o second, to reimburse the servicer for any unreimbursed advances relating to the loan,

     o third, to accrued and unpaid interest (to the extent no advance has been made for this amount) on the loan; and

     o    fourth, as a recovery of principal of the loan.


Realization Upon Defaulted Loans

     FHA Insurance, VA Guaranties. Loans designated in the related prospectus supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. In addition to the Title I Program of the FHA (see "Certain Legal Aspects of the Loans--Title I Program") some loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Loans insured by the FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured loans relating to a series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of the loan.

     Loans designated in the related prospectus supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended. The Serviceman's Readjustment Act of 1944, as amended, permits a veteran (or in some instances the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering a portion of the mortgage financing for the purchase or refinancing of a dwelling to be used as the veteran's home at interest rates permitted by the VA. Loans made under the program cannot exceed the reasonable value of the property or certain lower limits in the case of refinancing loans. The program requires no down payment from the purchaser and permits the guaranty of mortgage loans of up to 30 years' duration. No loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guaranty for the loan. The maximum guaranty that may be issued by the VA under a VA guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code Section 3703, as amended.

     Primary Mortgage Insurance Policies. If so specified in the related prospectus supplement, the servicer will maintain or cause to be maintained, as the case may be, in full force and effect, a primary mortgage insurance policy with regard to each loan for which the coverage is required. Primary mortgage insurance policies reimburse

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

certain losses sustained by reason of defaults in payments by borrowers. The servicer will not cancel or refuse to renew any primary mortgage insurance policy in effect at the time of the initial issuance of a series of securities that is required to be kept in force under the applicable Agreement unless the replacement primary mortgage insurance policy for a cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of securities of that series that have been rated.

Servicing and Other Compensation and Payment of Expenses

     The principal servicing compensation to be paid to the servicer in respect of its servicing activities for each series of securities will be equal to the percentage per annum described in the related prospectus supplement (which may vary under some circumstances) of the outstanding principal balance of each loan, and this compensation will be retained by it from collections of interest on the loan in the related trust fund. As compensation for its servicing duties, a sub-servicer or, if there is no sub-servicer, the servicer will be entitled to a monthly servicing fee as described in the related prospectus supplement. In addition, the servicer or sub-servicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from borrowers, and any benefit that may accrue as a result of the investment of funds in the applicable Security Account.

     The servicer will pay or cause to be paid certain ongoing expenses associated with each trust fund and incurred by it in connection with its responsibilities under the related Agreement, including, without limitation, payment of any fee or other amount payable in respect of any credit enhancement arrangements, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of sub-servicers and sellers. The servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of sub-servicers and sellers under limited circumstances.

Evidence as to Compliance

     Each Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), the servicing by or on behalf of the servicer of mortgage loans or private asset-backed securities, or under pooling and servicing agreements substantially similar to each other (including the related Agreement) was conducted in compliance with these agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Program for Mortgages serviced for FHLMC, or the Uniform Single Attestation Program for Mortgage Bankers, it is required to report. In rendering its statement the firm may rely, as to matters relating to the direct servicing of loans by sub-servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of the statement) of firms of independent public accountants with respect to the related sub-servicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the servicer to the effect that the servicer has fulfilled its obligations under the Agreement throughout the preceding year.

     Copies of the annual accountants' statement and the statement of officers of the servicer may be obtained by securityholders of the related series without charge upon written request to the servicer at the address set forth in the related prospectus supplement.

Certain Matters Regarding the Servicer and the Depositor

     The servicer under each Pooling and Servicing Agreement or Master Servicing Agreement, as applicable, will be named in the related prospectus supplement. The entity serving as servicer may have normal business relationships with the depositor or the depositor's affiliates.

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

     Each Agreement will provide that the servicer may not resign from its obligations and duties under the Agreement except upon a determination that its duties thereunder are no longer permissible under applicable law. The servicer may, however, be removed from its obligations and duties as set forth in the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the Agreement.

     Each Agreement will further provide that neither the servicer, the depositor nor any director, officer, employee, or agent of the servicer or the depositor will be under any liability to the related trust fund or securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the servicer, the depositor nor any director, officer, employee, or agent of the servicer or the depositor will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Agreement will further provide that the servicer, the depositor and any director, officer, employee or agent of the servicer or the depositor will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the securities, other than any loss, liability or expense related to any specific loan or loans (except any loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither the servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The servicer or the depositor may, however, in its discretion undertake any action which it may deem necessary or desirable under the Agreement and the rights and duties of the parties thereto and the interests of the securityholders thereunder. If this occurs, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the trust fund and the servicer or the depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to securityholders.

     Except as otherwise specified in the related prospectus supplement, any person into which the servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the servicer is a party, or any person succeeding to the business of the servicer, will be the successor of the servicer under each Agreement, provided that the person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, the Federal National Mortgage Association ("FNMA" or "Fannie Mae") or FHLMC and further provided that the merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of securities of that series that have been rated.

Events of Default; Rights Upon Event of Default

     Pooling and Servicing Agreement; Master Servicing Agreement. Except as otherwise specified in the related prospectus supplement, "Events of Default" under each Agreement will consist of

     o any failure by the servicer to distribute or cause to be distributed to securityholders of any class any required payment (other than an advance) which continues unremedied for five days after the giving of written notice of failure to the servicer by the trustee or the depositor, or to the servicer, the depositor and the trustee by the holders of securities of that class evidencing not less than 25% of the total distributions allocated to that class ("Percentage Interests"),

     o any failure by the servicer to make an advance as required under the Agreement, unless cured as specified therein,

     o any failure by the servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for thirty days after the giving of written notice of failure to the servicer by the trustee or the depositor, or to the servicer, the depositor and the trustee by the holders of securities of any class evidencing not less than 25% of the aggregate Percentage Interests constituting that class, and

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

     o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the servicer indicating its insolvency, reorganization or inability to pay its obligations.

     If specified in the related prospectus supplement, the Agreement will permit the trustee to sell the Trust Fund Assets and the other assets of a trust fund described under "Credit Enhancement" herein if payments from these sources are insufficient to make all payments required in the Agreement. The assets of a trust fund will be sold only under the circumstances and in the manner specified in the related prospectus supplement.

     Unless otherwise provided in the related prospectus supplement, so long as an event of default under an Agreement remains unremedied, the depositor or the trustee may, and at the direction of holders of securities of any class evidencing not less than 25% of the aggregate Percentage Interests under any other circumstances specified in the Agreement, the trustee will terminate all of the rights and obligations of the servicer under the Agreement relating to that trust fund and in and to the related Trust Fund Assets, The trustee will then succeed to all of the responsibilities, duties and liabilities of the servicer under the Agreement, including, if specified in the related prospectus supplement, the obligation to make advances, and will be entitled to similar compensation arrangements. If the trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of at least $10,000,000 to act as successor to the servicer under the Agreement. Pending this appointment, the trustee is obligated to act as a successor to the servicer. The trustee and any successor to the servicer may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the servicer under the Agreement.

     Unless otherwise provided in the related prospectus supplement, no securityholder, solely by virtue of the holder's status as a securityholder, will have any right under any Agreement to institute any proceeding relating to the Agreement, unless the holder previously has given to the trustee written notice of default and unless the holders of securities of any class of that series evidencing not less than 25% of the aggregate Percentage Interests constituting the class have made a written request of the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute any proceeding.

     Indenture.   Except  as  otherwise  specified  in  the  related  prospectus
supplement,   events  of  default   under  the  Indenture  for  each  series  of
asset-backed notes shall include:

     o a default in the payment of any principal of or interest on any note of that series which continues unremedied for five days after written notice of default is given as specified in the related prospectus supplement,

     o failure to perform in any material respect any other covenant of the depositor or the trust fund in the Indenture which continues for a period of thirty (30) days after notice thereof is given in accordance with the procedures described in the related prospectus supplement,

     o certain events of bankruptcy, insolvency, receivership or liquidation of the depositor or the trust fund, or

     o any other event of default provided for notes of that series including but not limited to certain defaults on the part of the issuer, if any, of a credit enhancement instrument supporting the notes.

     If an event of default on the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of that series may declare the principal amount (or, if the notes of that series have an interest rate of 0%, the portion of the principal amount as may be specified in the terms of that series, as provided in the related prospectus supplement) of all the notes of that series to be due and payable immediately. The declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the Percentage Interests of the notes of that series.

     If, following an event of default on any series of notes, the notes of that series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding acceleration, elect to maintain possession of the collateral securing the notes of that series and to continue to apply distributions on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of

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

and interest on the notes of that series as they would have become due if there had not been a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, other than a default in the payment of any principal or interest on any notes of that series for five days or more, unless

     o the holders of 100% of the Percentage Interests of the notes of that series consent to the sale,

     o the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of that series at the date of the sale, or

     o the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as these payments would have become due if the notes had not been declared due and payable, and the trustee obtains the consent of the holders of 66% of the Percentage Interests of the notes of that series.

     If the trustee liquidates the collateral in connection with an event of default involving a default for five days or more in the payment of principal of or interest on the notes of a series, the Indenture provides that the trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of a payment-related event of default, the amount available for distribution to the holders of notes would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the holders of notes after the occurrence of this type of an event of default.

     Except as otherwise specified in the related prospectus supplement, if the principal of the notes of a series is declared due and payable, as described above, the holders of any notes issued at a discount from par may be entitled to receive no more than the unpaid principal amount thereof less the amount of the discount that is unamortized.

     Subject to the provisions of the Indenture relating to the duties of the trustee, in case an event of default relating to a series of notes occurs and is continuing, the trustee will have no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of notes of that series, unless the holders offer to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with the request or direction. Subject to these provisions for indemnification and specific limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the notes of that series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee relating to the notes of that series, and the holders of a majority of the then aggregate outstanding amount of the notes of that series may, in some cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of that series affected thereby.

Amendment

     Except as otherwise specified in the related prospectus supplement, each Agreement may be amended by the depositor, the servicer and the trustee, with the consent of the provider of credit enhancement for the related series of securities, if any, but without the consent of any of the securityholders,

     o    to cure any ambiguity,

     o to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein, or

     o to make any other revisions relating to matters or questions arising under the Agreement which are not inconsistent with its provisions,

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

provided that the amendment will not adversely affect in any material respect the interests of any securityholder. An amendment will be deemed not to adversely affect in any material respect the interests of the securityholders if the person requesting the amendment obtains a letter from each Rating Agency requested to rate the class or classes of securities of that series stating that the amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to those securities.

     In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the securityholders to change the manner in which the Security Account is maintained, provided that the change does not adversely affect the then current rating on the class or classes of securities of that series that have been rated. In addition, if a REMIC or FASIT election is made for a trust fund, the related Agreement may be amended to modify, eliminate or add to any of its provisions to the extent necessary to maintain the qualification of the related trust fund as a REMIC or FASIT or to avoid or minimize the risk of imposition of any tax on the REMIC or FASIT, provided that the trustee has received an opinion of counsel to the effect that the action is necessary or helpful to maintain the qualification, avoid or minimize that risk or comply with those requirements, as applicable.

     Except as otherwise specified in the related prospectus supplement, each Agreement may also be amended by the depositor, the servicer and the trustee with consent of holders of securities of that series evidencing not less than 66% of the aggregate Percentage Interests of each class affected thereby for the purpose of adding any provisions to or changing in an manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related securities; provided, however, that no amendment may

     o reduce in any manner the amount of or delay the timing of, payments received on loans which are required to be distributed on any security without the consent of the holder of the security, or

     o reduce the aforesaid percentage of securities of any class the holders of which are required to consent to the amendment without the consent of the holders of all securities of that class covered by the Agreement then outstanding.

If a REMIC or FASIT election is made for a trust fund, the trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that the amendment will not cause the trust fund to fail to qualify as a REMIC or FASIT.

Termination; Optional Termination

     Pooling and Servicing Agreement; Trust Agreement. Unless otherwise specified in the related Agreement, the obligations created by each Pooling and Servicing Agreement and Trust Agreement for each series of certificates will terminate upon the payment to the related holders of certificates of all amounts held in the Security Account or by the servicer and required to be paid to them pursuant to that Agreement following the later of

     o the final payment of or other liquidation of the last of the Trust Fund Assets subject thereto or the disposition of all property acquired upon foreclosure of any Trust Fund Assets remaining in the trust fund, or

     o the purchase by the servicer or, if REMIC or FASIT treatment has been elected and if specified in the related prospectus supplement, by the holder of the residual interest in the REMIC or ownership interest in the FASIT from the related trust fund of all of the remaining Trust Fund Assets and all property acquired in respect of those Trust Fund Assets.

     Unless otherwise specified in the related prospectus supplement, any purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a series of asset-backed certificates will be made at the option of the servicer, the holders of certificates or, if applicable, a holder of the REMIC residual interest or FASIT ownership interest, at a price specified in the related prospectus supplement. The exercise of this right will effect early retirement of the asset-backed certificates of that series, but the right of the servicer, the holders of certificates or, if applicable, a holder of the REMIC residual interest or FASIT ownership interest, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the Trust Fund Assets at the cut-off date for the

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

series. The foregoing is subject to the provision that if a REMIC or FASIT election is made for a trust fund, any purchase pursuant to the second bullet above will be made only in connection with a "qualified liquidation" of the REMIC or FASIT within the meaning of Section 860F(a)(4) of the Code, as made applicable to a FASIT through Section 860L(e)(3)(A)(i) of the Code.

     Indenture. The Indenture will be discharged for a series of notes (except for continuing rights specified in the Indenture) upon the delivery to the trustee for cancellation of all the notes of that series or, with certain limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes of that series.

     The Indenture will also provide that, if so specified for the notes of any series, the related trust fund will be discharged from any and all obligations to the notes of that series (except for certain obligations relating to temporary notes and exchanges of notes, to register the transfer of or exchange notes of that series, to replace stolen, lost or mutilated notes of that series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes of that series on the last scheduled distribution date for those notes and any installment of interest on those notes in accordance with the terms of the Indenture and the notes of that series. In the event of any defeasance and discharge of notes of that series, holders of notes of that series would be able to look only to that money and/or direct obligations for payment of principal and interest, if any, on their notes until maturity.

The Trustee

     The trustee under each Agreement will be named in the applicable prospectus supplement. The commercial bank or trust company serving as trustee may have normal banking relationships with the depositor, the servicer and any of their respective affiliates.

                           LEGAL ASPECTS OF THE LOANS

     The following discussion contains summaries, which are general in nature, of certain legal matters relating to the loans. Because these legal aspects are governed primarily by applicable state law (which laws may differ substantially), the descriptions do not, except as expressly provided below, reflect the laws of any particular jurisdiction, or encompass the laws of all jurisdictions in which the security for the loans is situated. The descriptions are qualified in their entirety by reference to applicable federal laws and the appropriate laws of the jurisdictions in which loans may be originated.

General

     The loans for a series may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage that is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, for some deeds of trust, the directions of the beneficiary.

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

Foreclosure/Repossession

     Deeds of Trust and Security Deeds. Foreclosure of a deed of trust or a security deed is generally accomplished by a non-judicial sale under a specific provision in the deed of trust or security deed which authorizes the trustee or grantee to sell the property at public auction upon any default by borrower under the terms of the note, deed of trust or security deed. In some states, foreclosure also may be accomplished by judicial sale in the manner provided for foreclosure of mortgages.

     Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property.

     Actions prior to Commencement of Foreclosure. Many states require notices, sometimes in prescribed form, be given to borrowers prior to commencement of foreclosure proceedings in addition to any notice requirements contained in the mortgage or deed of trust. In some states, a notice of default must be recorded and a copy sent to the borrower and any other party with an interest in the property. In some states, the borrower has the right to reinstate the loan at any time following default until shortly before the sale. If a deed of trust, security deed or mortgage is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

     Foreclosure Proceedings. In the case of foreclosure of a security deed, deed of trust or mortgage, delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties, but when the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time consuming. After completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and the court either appoints or directs a referee, sheriff, or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Deeds of trust and security deeds are generally foreclosed by the trustee or grantee in a non-judicial sale.

     Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible
deterioration  of  the  property  during  the  foreclosure   proceedings  and  a
requirement that the purchaser pay for the property in cash or by cashier's check. Thus, the foreclosing lender often purchases the property from the trustee, referee, sheriff, or other court officer, for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished. However, the lender may purchase for a lesser amount in some jurisdictions which only require a minimum bid, or, in states where a deficiency judgment is available, in order to preserve its right to seek a deficiency judgment. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making repairs necessary to render the property suitable for sale at its own expense. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

     Courts have imposed equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's default under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

     Right of Redemption. In many states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally,

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

state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale.

     When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary so to cure or redeem becomes a part of the indebtedness secured by the junior mortgage or deed of trust. We refer you to "--Junior Mortgages; Rights of Senior Mortgagees."

Environmental Risks

     Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of some states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states this lien has priority over the lien of an existing mortgage against the property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to preexisting, perfected security interests.

     Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an "owner" or "operator" for the costs of addressing releases or threatened releases of hazardous substances at a mortgaged property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for these costs on any and all "responsible parties," including an owner or operator as that term is therein defined. In 1996, however, Congress passed the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which substantially modified the definition of "owner or operator" to make several important exclusions relating to persons who hold indicia of facility ownership primarily as a means to protect that person's security interest in the facility (the "Secured Creditor Exclusion"). This exclusion contains several restrictions, however, under which the lender holding the security interest must operate to insure that it is not "participating in management" of the facility. Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property while the borrower is still in possession of the facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment, or fails to market or lease the property at the earliest practicable, commercially reasonable time, on commercially reasonable terms, taking into account market conditions and legal and regulatory requirements.

     This new legislation also provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations, which had been one of the major concerns arising from the Eleventh Circuit's decision in U.S. v. Fleet Factors Corp., 901 F. 2d 1550 (11th Cir. 1990). A lender does not "participate in the management," the standard for incurring owner and operator liability under CERCLA, unless it:

     o    exercises   decision-making  control  over  environmental   compliance
          related to the property while the borrower is still in possession of the property or facility;

     o actually participates in the management or operational affairs of the facility; or

     o exercises control over substantially all of the non-environmental compliance operational functions of the property (as opposed to financial or administrative functions).

These amendments do not, however, affect the potential for liability under other federal or state laws which impose liability on "owners or operators" but do not provide any protection for secured creditors.

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

     If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment-proof. The costs associated with environmental cleanup may be substantial. It is conceivable that costs arising from the circumstances set forth above would result in a loss to securityholders.

     CERCLA does not apply to petroleum products, and the Secured Creditor Exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA which also contains a liability exclusion analogous to the Secured Creditor Exclusion. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors. Moreover, several states impose strict liability upon homeowners and property owners for discharges of oil from residential heating oil tanks that are not governed by CERCLA or RCRA, and the remediation of these tanks can impose a significant economic burden upon a borrower. It is possible that if a lender forecloses and takes ownership of a property impacted by an underground storage tank, it could be held directly liable for the cost of remediation since the statutory protections afforded to lenders under RCRA and CERCLA do not extend to tanks that are not within the jurisdiction of those statutes.

     In the case of residential loans, at the time of origination, no environmental assessment of the mortgaged properties was conducted. In the case of mixed use loans, except as otherwise specified in the related prospectus supplement, at the time of origination, no environmental assessment of the mortgaged properties was conducted.

Rights of Redemption

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some other states, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property.

Anti-Deficiency Legislation; Bankruptcy Laws; Tax Liens

     Some states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting borrowers.

     Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In some other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, however, in some of these states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies relating to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a

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foreclosure  sale to the  excess of the  outstanding  debt over the fair  market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

     In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under the mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any proceedings under the Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the loans underlying a series of securities and possible reductions in the aggregate amount of these payments.

         The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party.

Due-on-Sale Clauses

     To the extent specified in the related prospectus supplement, conventional loans will contain due-on-sale clauses which will generally provide that if the mortgagor or obligor sells, transfers or conveys the mortgaged property, the loan or contract may be accelerated by the mortgagee or secured party. Court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of these clauses over mortgage loans that were

     o originated or assumed during the "window period" under the Garn-St Germain Act which ended in all cases not later than October 15, 1982, and

     o originated by lenders other than national banks, federal savings institutions and federal credit unions.

Freddie Mac has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses for certain categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered thereunder may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related mortgaged property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the loans and the number of loans which may extend to maturity.

     In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from the bankruptcy proceeding.

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Enforceability of Prepayment and Late Payment Fees

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under some state laws, prepayment charges may not be imposed after a specified period of time following the origination of mortgage loans when the prepayments are made on loans secured by liens encumbering owner-occupied residential properties. Since many of the mortgaged properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed on many of the loans. The absence of a restraint on prepayment, particularly on fixed rate loans having higher interest rates, may increase the likelihood of refinancing or other early retirement of these loans or contracts. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

Equitable Limitations on Remedies

     In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate a borrower suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon the lender's security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in some cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protection to the borrower.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980, as amended ("Title V") provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. Fifteen states adopted this type of law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

Soldiers' and Sailors' Civil Relief Act

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of the borrower's loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that the interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on some of the loans. Unless otherwise provided in the related prospectus supplement, any

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shortfall in interest  collections  resulting from the application of the Relief
Act could result in losses to securityholders. The Relief Act also imposes limitations which would impair the ability of the servicer to foreclose on an affected loan during the borrower's period of active duty status. Moreover, the Relief Act permits the extension of a loan's maturity and the re-adjustment of its payment schedule beyond the completion of military service. Thus, in the event that a loan goes into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

Junior Mortgages; Rights of Senior Mortgagees

     To the extent that the loans comprising a trust fund for a series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the trust fund (and therefore the securityholders), as mortgagee under any junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure a default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

     The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply these proceeds and awards to any indebtedness secured by the mortgage, in the order determined by the mortgagee. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

     Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

The Title I Program

     General. Some of the loans contained in a trust fund may be loans insured under the Title I Credit Insurance program created pursuant to Sections I and 2(a) of the National Housing Act of 1934, as amended (the "Title I Program"). Under the Title I Program, the Secretary of the Department of Housing and Urban Development ("HUD") is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the Secretary of HUD insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

     The types of loans which are eligible for insurance by the Secretary of HUD under the Title I Program include property improvement loans ("Property Improvement Loans" or "Title I Loans"). A Property Improvement Loan or Title I Loan means a loan made to finance actions or items that substantially protect or improve the basic livability or utility of a property and includes single family improvement loans.

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

     There are two basic methods of lending or originating these loans which include a "direct loan" or a "dealer loan." For a direct loan, the borrower makes application directly to a lender without any assistance from a dealer, which application may be filled out by the borrower or by a person acting at the direction of the borrower who does not have a financial interest in the loan transaction, and the lender may disburse the loan proceeds solely to the borrower or jointly to the borrower and other parties to the transaction. For a dealer loan, the dealer, who has a direct or indirect financial interest in the loan transaction, assists the borrower in preparing the loan application or otherwise assists the borrower in obtaining the loan from lender and the lender may distribute proceeds solely to the dealer or the borrower or jointly to the borrower and the dealer or other parties. For a dealer Title I Loan, a dealer may include a seller, a contractor or supplier of goods or services.

     Loans insured under the Title I Program are required to have fixed interest rates and, generally, provide for equal installment payments due weekly, biweekly, semi-monthly or monthly, except that a loan may be payable quarterly or semi-annually in order to correspond with the borrower's irregular flow of income. The first or last payments (or both) may vary in amount but may not exceed 150% of the regular installment payment, and the first payment may be due no later than two months from the date of the loan. The note must contain a provision permitting full or partial prepayment of the loan. The interest rate must be negotiated and agreed to by the borrower and lender and must be fixed for the term of the loan and recited in the note. Interest on an insured loan must accrue from the date of the loan and be calculated on a simple interest basis. The lender must assure that the note and all other documents evidencing the loan are in compliance with applicable federal, state and local laws.

     Each insured lender is required to use prudent lending standards in underwriting individual loans and to satisfy the applicable loan underwriting requirements under the Title I Program prior to its approval of the loan and disbursement of loan proceeds. Generally, the lender must exercise prudence and diligence to determine whether the borrower and any co-maker is solvent and an acceptable credit risk, with a reasonable ability to make payments on the loan obligation. The lender's credit application and review must determine whether the borrower's income will be adequate to meet the periodic payments required by the loan, as well as the borrower's other housing and recurring expenses, which determination must be made in accordance with the expense-to-income ratios published by the Secretary of HUD.

     Under the Title I Program, the Secretary of HUD does not review or approve for qualification for insurance the individual loans insured thereunder at the time of approval by the lending institution (as is typical) the case with other federal loan programs). If, after a loan has been made and reported for insurance under the Title I Program, the lender discovers any material misstatement of fact or that the loan proceeds have been misused by the borrower, dealer or any other party, it shall promptly report this to the Secretary of HUD. In this case, provided that the validity of any lien on the property has not been impaired, the insurance of the loan under the Title I Program will not be affected unless the material misstatement of fact or misuse of loan proceeds was caused by (or was knowingly sanctioned by) the lender or its employees.

     Requirements for Title I Loans. The maximum principal amount for Title I Loans must not exceed the actual cost of the project plus any applicable fees and charges allowed under the Title I Program; provided that the maximum amount does not exceed $25,000 (or the current applicable amount) for a single family property improvement loan. Generally, the term of a Title I Loan may not be less than six months nor greater than 20 years and 32 days. A borrower may obtain multiple Title I Loans on multiple properties, and a borrower may obtain more than one Title I Loan on a single property, in each case as long as the total outstanding balance of all Title I Loans in the same property does not exceed the maximum loan amount for the type of Title I Loan thereon having the highest permissible loan amount.

     Borrower eligibility for a Title I Loan requires that the borrower have at least a one-half interest in either fee simple title to the real property, a lease thereof for a term expiring at least six months after the final maturity of the Title I Loan or a recorded land installment contract for the purchase of the real property. Any Title I Loan in excess of $7,500 must be secured by a recorded lien on the improved property which is evidenced by a mortgage or deed of trust executed by the borrower and all other owners in fee simple.

     The proceeds from a Title I Loan may be used only to finance property improvements which substantially protect or improve the basic livability or utility of the property as disclosed in the loan application. The Secretary of HUD has published a list of items and activities which cannot be financed with proceeds from any Title I Loan and from time to time the Secretary of HUD may amend the list of items and activities. Before the lender may disburse

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funds on any dealer  Title I Loan,  the  lender  must have in its  possession  a completion certificate on a HUD approved form, signed by the borrower and the dealer. For a direct Title I Loan, the lender is required to obtain, promptly upon completion of the improvements but not later than six months after disbursement of the loan proceeds with one six month extension if necessary, a completion certificate, signed by the borrower. The lender is required to conduct an on-site inspection on any Title I Loan where the principal obligation is $7,500 or more, and on any direct Title I Loan where the borrower fails to submit a completion certificate.

     HUD Insurance Coverage. Under the Title I Program the Secretary of HUD establishes an insurance coverage reserve account for each lender which has been granted a Title I insurance contract. The amount of insurance coverage in this account is 10% of the amount disbursed, advanced or expended by the lender in originating or purchasing eligible loans registered with the Secretary of HUD for Title I insurance, with certain adjustments. The balance in the insurance coverage reserve account is the maximum amount of insurance claims the FHA is required to pay. Loans to be insured under the Title I Program will be registered for insurance by the Secretary of HUD and the insurance coverage attributable to these loans will be included in the insurance coverage reserve account for the originating or purchasing lender following the receipt and acknowledgment by the Secretary of HUD of a timely filed loan report on the prescribed form pursuant to the Title I regulations. The Secretary of HUD charges a fee of 0.50% of the loan amount multiplied by the number of years in the loan term for any eligible loan so reported and acknowledged for insurance. For loans with maturities of 25 months or less, payment of the entire insurance premium is due 25 days after the Secretary of HUD acknowledges the loan report. For loans with a term longer than 25 months, payment of the insurance premium is made in annual installments beginning 25 days after the Secretary of HUD acknowledges the loan report. If an insured loan is prepaid during the year, FHA will not refund or abate portions of the insurance premium already paid. Refunds and abatements are allowed only in limited circumstances.

     Under the Title I Program the Secretary of HUD will reduce the insurance coverage available in the lender's insurance coverage reserve account for loans insured under the lender's contract of insurance by

     o the amount of insurance claims approved for payment relating to insured loans and

     o the amount of insurance coverage attributable to insured loans sold by the lender.

The balance of the lender's insurance coverage reserve account will be further adjusted as required under Title I or by the Secretary of HUD. Originations and acquisitions of new eligible loans will continue to increase a lender's insurance coverage reserve account balance by 10% of the amount disbursed, advanced or expended in originating or acquiring eligible loans registered with the Secretary of HUD for insurance under the Title I Program. The Secretary of HUD may transfer insurance coverage between insurance coverage reserve accounts with earmarking relating to a particular insured loan or group of insured loans when a determination is made that it is in the Secretary of HUD's interest to do so.

     The lender may transfer insured loans and loans reported for insurance only to another qualified lender under a valid Title I contract of insurance (except as collateral in a bona fide transaction). Unless an insured loan is transferred with recourse or with a guaranty or repurchase agreement, the Secretary of HUD, upon receipt of the loan report required upon transfer in accordance with the Title I regulations, will transfer from the transferor's insurance coverage reserve account to the transferee's insurance coverage reserve account an amount, if available, equal to 10% of the actual purchase price or the net unpaid principal balance of the loan (whichever is less). However, under the Title I Program not more than $5,000 in insurance coverage shall be transferred to or from a lender's insurance coverage reserve account during any October 1 to September 30 period without the prior approval of the Secretary of HUD.

     Claims Procedures Under Title I. Under the Title I Program the lender may accelerate an insured loan following a default on the loan only after the lender or its agent has contacted the borrower in a face-to-face meeting or by telephone to discuss the reasons for the default and to seek its cure. If the borrower does not cure the default or agree to a modification agreement or repayment plan, in addition to complying with applicable state and local notice requirements, the lender will notify the borrower in writing that, unless within 30 days the default is cured or the borrower enters into a modification agreement or repayment plan, the loan will be accelerated and that, if the default persists, the lender will report the default to an appropriate credit agency. The lender may rescind the

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acceleration  of maturity  after full payment is due and reinstate the loan only if the borrower brings the loan current, executes a modification agreement or agrees to an acceptable repayment plan.

     Following acceleration of maturity upon a secured Title I Loan, the lender may either

     o    proceed against the property under any security instrument, or

     o    make a claim under the lender's contract of insurance.

If the lender chooses to proceed against the property under a security instrument (or if it accepts a voluntary conveyance or surrender of the property), the lender may file an insurance claim only with the prior approval of the Secretary of HUD.

     When a lender files an insurance claim with the Secretary of HUD under the Title I Program, the Secretary of HUD reviews the claim, the complete loan file and documentation of the lender's efforts to obtain recourse against any dealer who has agreed thereto, certification of compliance with applicable state and local laws in carrying out any foreclosure or repossession, and evidence that the lender has properly filed proofs of claims, where the borrower is bankrupt or deceased. Generally, a claim for reimbursement for loss on any Property Improvement Loan must be filed with the Secretary of HUD no later than nine months after the date of default of the loan. Concurrently with filing the insurance claim, the lender shall assign to the United States the lender's entire interest in the loan note (or a judgment in lieu of the note), in any security held and in any claim filed in any legal proceedings. If the Secretary of HUD has reason to believe that the note is not valid or enforceable against the borrower, the Secretary of HUD may deny the claim and reassign the note to the lender. If either of these defects is discovered after the Secretary of HUD has paid a claim, the Secretary of HUD may require the lender to repurchase the paid claim and to accept a reassignment of the loan note. If the lender subsequently obtains a valid and enforceable judgment against the borrower, the lender may resubmit a new insurance claim with an assignment of the judgment. The Secretary of HUD may contest any insurance claim and make a demand for repurchase of the loan at any time up to two years from the date the claim was certified for payment and may do so thereafter in the event of fraud or misrepresentation on the part of the lender.

     Under the Title I Program the amount of an insurance claim payment, when made, is equal to the Claimable Amount, up to the amount of insurance coverage in the lender's insurance coverage reserve account. For the purposes hereof, the "Claimable Amount" means an amount equal to 90% of the sum of

     o the unpaid loan obligation (net unpaid principal and the uncollected interest earned to the date of default) with adjustments thereto if the lender has proceeded against property securing the loan,

     o the interest on the unpaid amount of the loan obligation from the date of default to the date of the claim's initial submission for payment plus 15 calendar days (but not to exceed 9 months from the date of default), calculated at the rate of 7% per annum,

     o    the uncollected court costs,

     o    the attorney's fees not to exceed $500, and

     o the expenses for recording the assignment of the security to the United States.

Consumer Protection Laws

     Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of loans secured by Single-Family Properties. These laws include the federal Truth-in-Lending Act and Regulation Z promulgated thereunder, the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act and Regulation B promulgated thereunder, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Homeowners Protection Act and related statutes and regulations. In particular, Regulation Z requires certain disclosures to the borrowers regarding the terms of the loans; the Equal Credit Opportunity Act and Regulation B promulgated thereunder prohibit discrimination on the

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basis of age, race,  color,  sex,  religion,  marital status,  national  origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience; and the Homeowners Protection Act requires the cancellation of private mortgage insurance once specified equity levels are reached. Some provisions of these laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of these laws may limit the ability of the sellers to collect all or part of the principal of or interest on the loans and could subject the sellers and in some cases their assignees to damages and administrative enforcement.

                         FEDERAL INCOME TAX CONSEQUENCES

General

     The following is a summary of the anticipated material federal income tax consequences of the purchase, ownership, and disposition of the securities offered hereby and represents the opinion of Stradley, Ronon, Stevens & Young, LLP, special counsel to the depositor. The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change, possibly retroactively, or possible differing interpretations.

     The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, or with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily on investors who will hold securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the securities.

     The federal income tax consequences to holders will vary depending on whether

     o the securities of a series are classified as indebtedness for federal income tax purposes,

     o one or more elections are made to treat certain assets of the trust fund relating to a particular series of securities as a REMIC or FASIT under the Code,

     o the securities represent an ownership interest in some or all of the assets included in the trust fund for a series, or

     o for federal income tax purposes the Trust Fund relating to a particular series of certificates is classified as a partnership or is disregarded as an entity separate from its owner.

The Prospectus Supplement for each series of securities will specify how the securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made for that series. Prior to the issuance of each series of securities, the depositor shall file with the SEC a Form 8-K on behalf of the related trust fund containing an opinion and related consent of Stradley, Ronon, Stevens & Young, LLP regarding the validity of the information set forth under "Federal Income Tax Consequences" herein and in the related prospectus supplement.

Taxation of Debt Securities

     Interest and Acquisition Discount. Securities representing regular interests in a REMIC or a FASIT ("Regular Interest Securities") are taxable to holders in the same manner as evidences of indebtedness issued by the REMIC or FASIT. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest (other than original issue discount) on securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by holders thereof in accordance with

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their usual methods of accounting.  Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt Securities."

     Debt Securities that are Accrual Securities will, and some of the other Debt Securities may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID which are set forth in Part V of Subchapter P of Chapter 1 of Subtitle A of the Code and the Treasury Department regulations issued thereunder (the "OID Regulations"). A holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities like the Debt Securities.

     OID, if any, is the difference of the stated redemption price at maturity of a Debt Security over its issue price. A holder of a Debt Security must include OID in gross income as ordinary interest income as it accrues. The amount of OID the holder must accrue is determined under the constant yield method. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

     The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash on or prior to the related closing date, the issue price for that class will be treated as the fair market value of that class on the closing date. The issue price of a Debt Security also includes the amount paid by an initial Debt Security holder for accrued interest that relates to a period prior to the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if these distributions constitute "qualified stated interest."

     Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that these interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt Security. The OID Regulations state that interest payments are unconditionally payable only if reasonable remedies exist to compel timely payment or the debt instrument otherwise provides terms and conditions that make the likelihood of late payment (other than late payment that occurs within a reasonable grace period) or nonpayment of interest a remote contingency. Some Debt Securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on Debt Securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt Securities do not provide for default remedies, the interest payments may be included in the Debt Security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of the Debt Securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first distribution date on a Debt Security is shorter than the interval between subsequent distribution dates, all of the additional interest will be included in the stated redemption price at maturity and tested under the de minimis rule described below. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security.

     Under the de minimis rule, OID on a Debt Security generally will be considered to be zero if OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made, by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report de minimis OID pro rata as principal payments are received, and this income will be capital gain if the Debt Security is held as a capital asset. However, holders may elect to accrue all de minimis OID as well as "market discount" (discussed below) under a constant interest method.

     OID on debt instruments, including Debt Securities, the principal of which may be repaid on an earlier than scheduled basis (a "Pay-Through Security"), is determined under section 1272(a)(6) of the Code. The Treasury Department, to date, has not issued any regulations under section 1272(a)(6). The Treasury Department and the

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Internal Revenue Service (the "IRS") have issued final  regulations  prescribing the calculation of OID on debt instruments the payments on which are subject to a contingency. These regulations, however, expressly do not apply to debt instruments, including the Debt Securities, falling within the scope of section 1272(a)(6). Consequently, the trustee will calculate the OID, if any, arising under the Debt Securities, in accordance with the methodology prescribed under section 1272(a)(6).  This methodology  generally requires taking into account an
anticipated  amount  of  prepayments  (the  "Prepayment  Assumption").   OID  is
determined by allocating to each day of the accrual period, the ratable portion of the excess (if any) of the sum of the present values of all payments expected to be received on the outstanding Debt Securities or Pay-Through Securities at the close of the period (taking into account the Prepayment Assumption) and the payments during the accrual period of amounts included in the stated redemption price of the securities over the adjusted issue price of the securities at the beginning of the period. For this purpose, the present values of the expected payments are computed in accordance with the methodology the Code prescribes.

     The holder of a Debt Security issued with OID must include in gross income, for all days during the holder's taxable year in which it holds the Debt Security, the sum of the "daily portions" of the OID. The amount of OID includible in income by a holder will be computed by allocating to each day during the holder's taxable year a pro rata portion of the original issue discount that accrued during that period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the loans, the amount of OID includible in income of a holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of the issue price of the Debt Security plus prior accruals of OID, reduced by the total payments made on the Debt Security in all prior periods, other than qualified stated interest payments.

     The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments on the loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of original issue discount required to be included in income by a holder of a Pay-Through Security to take into account prepayments on the loans at a rate that is slower than the Prepayment Assumption. Although original issue discount will be reported to holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to holders that loans will be prepaid at that rate or at any other rate.

     Some classes of Regular Interest Securities may represent more than one class of REMIC or FASIT regular interests. Unless otherwise provided in the related prospectus supplement, the trustee intends, based on the OID Regulations, to calculate OID on these securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

     A subsequent holder of a Debt Security will also be required to include OID in gross income, but a subsequent holder who purchases the Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial holder who pays more than a Debt Security's issue price) to offset the OID by comparable economic accruals of portions of the excess.

     Effects of Defaults and Delinquencies. Holders will be required to report income from the Debt Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the loans, except possibly to the extent that it can be established that any accrual of interest on a security is uncollectible. The IRS, in a 1995 Technical Advice Memorandum, ruled that holders of a debt instrument having OID must continue to accrue OID, as distinguished from the accrual of interest, even when there is no reasonable expectation that the instrument will be redeemed according to its terms due to the issuer's financial condition. As a result, the amount of income (including OID) reported by a holder of this type of security in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the securities is reduced as a result of a loan default. However, the timing and character of these losses or reductions in income are uncertain and, accordingly, holders of securities should consult their own tax advisors on this point.

     Interest Weighted Securities. It is not clear how income should be accrued for Regular Interest Securities or Debt Securities representing interest strips of all or a portion of the underlying qualified mortgages held by the

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REMIC or loans  supporting  Pass-Through  Certificates  (the "Interest  Weighted
Securities"). The Issuer intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount of OID should be calculated by including the aggregate amount of all payments in the stated redemption price, and thus treating none of the payments under the instrument as qualified stated interest. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the IRS could assert that income derived from an Interest Weighted Security should be calculated as if the security were a security purchased at a premium equal to the excess of the price paid by the holder for the security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize the premium only if it has in effect an election under Section 171 of the Code for all taxable debt instruments held by the holder, as described below. Alternatively, the IRS could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. This treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. We refer you to "--Tax Status as a Grantor Trust--Discount or Premium on Pass-Through Certificates."

     Variable Rate Debt Securities. Debt Securities may provide for interest based on a qualified variable rate ("Variable Rate Debt Securities"). Under the OID Regulations, interest generally is treated as payable at a qualified variable rate and not as contingent interest if

     o    the interest is unconditionally payable at least annually,

     o the issue price of the debt instrument does not exceed the total noncontingent principal payments by more than a specified de minimis amount,

     o interest is based on one or more "qualified floating rates," a single fixed rate and one or more "qualified floating rates," a single "objective rate," or single fixed rate and a single "objective rate" that is a "qualified inverse floating rate," where each qualified floating rate or objective rate is set at a current value of the rate, and

     o the Debt Security does not provide for any principal payments that are contingent, as defined in the OID Regulations, except as provided in the second bullet above.

     In the case of Accrual Securities, certain Interest Weighted Securities, and some of the other Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price. In the case of Variable Rate Debt Securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that

     o    the yield to maturity of the Debt Securities, and

     o in the case of Pay-Through Securities, the present value of all payments remaining to be made on the Debt Securities,

should be calculated as if the interest index remained at its value as of the issue date of these securities if the rate on the Security is a "qualified floating rate" or "qualified inverse floating rate" or at a value that reflects the reasonably expected yield of the Security if the rate on the Security is an "objective rate" (other than a "qualified inverse floating rate"). Because the proper method of adjusting accruals of OID on a variable rate Debt Security is uncertain, holders of variable rate Debt Securities should consult their own tax advisers regarding the appropriate treatment of the securities for federal income tax purposes.

     A variable rate is a qualified floating rate if variations in the value of the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. The rate may measure contemporaneous variations in borrowing costs for the issuer of the debt instrument or for issuers in general. Generally, a multiple of a qualified floating rate is not a qualified floating rate. If a debt instrument provides for two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the instrument, the qualified floating rates together constitute a single qualified floating rate. Two or more qualified floating rates will be conclusively presumed to

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meet the  requirements  of the preceding  sentence if the values of all rates on the issue date are within .25 percentage points of each other.

     An objective rate, for debt instruments issued on or after August 13, 1996, generally is a rate (other than a qualified floating rate) that is determined using a single fixed formula and that is based on objective financial or economic information. An objective rate is a qualified inverse floating rate if the rate is equal to a fixed rate minus a qualified floating rate and the variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate disregarding certain restrictions on the rate.

     Market Discount. A Debt Security may be a "market discount bond." A "market discount bond" is generally any evidence of indebtedness, including a Debt Security, having market discount. A Debt Security will have market discount if the stated redemption price at maturity of the Debt Security exceeds the amount the purchaser paid to acquire it from a person other than the original issuer. If the amount of market discount is less than .25% of the stated redemption price at maturity of the Debt Security multiplied by the number of complete years to maturity of the Debt Security, then the amount of market discount is de minimis and is considered to be zero. If a Debt Security is a market discount bond, the holder generally must recognize on its disposition, any gain to the extent it does not exceed the accrued market discount on the bond as ordinary income. Market discount is accrued on a ratable basis unless the holder elects to accrue the discount under the constant yield method. As an alternative to the rule requiring recognition of ordinary gain treatment on the disposal of a market discount bond, the holder may elect to currently include in income any accrued market discount. If elected, the amount of market discount the holder must include in income must be determined under the constant yield method.

     If a holder uses the proceeds of a loan to acquire a Debt Security having market discount, the "net interest expense" the holder is allowed to deduct may be limited to the excess of the amount that the "net interest expense" exceeds the portion of the market discount allocable to the days during the taxable year for which the holder held the Debt Security. A holder's "net interest expense" is the amount of interest paid or accrued during the taxable year on indebtedness which is incurred or continued to purchase or carry the Debt Security over the aggregate amount of interest (including original issue discount) includible in the holder's gross income for the taxable year with respect to the Debt Security. The holder generally may deduct any disallowed portion of net interest expense in the taxable year the holder disposes of the Debt Security in a recognition transaction unless the holder elects to deduct the disallowed interest expense in a taxable year in which the holder realizes "net investment income" on the Debt Security. A holder's "net investment income" is equal to the excess of the aggregate amount of interest (including original issue discount) includible in the holder's gross income for the taxable year with respect to the Debt Security over the amount of interest the holder paid or accrued during the taxable year on indebtedness which is incurred or continued to purchase or carry the Debt Security. If the Debt Security is disposed of in a nonrecognition transaction, special rules apply.

     Premium. A holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the security at a premium, which it may elect to amortize as an offset to interest income on the security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the securities have been issued, the legislative history of the Code indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing that class. Premium on a Pay-Through Security that is not amortized pursuant to an election under Code Section 171 is allocated among the principal payments to be made on the Pay-Through Security and is allowed as an interest offset (or possibly as a loss deduction). If a holder makes an election to amortize premium on a Debt Security, the election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by the holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

     The IRS has issued final regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6), such as the securities. Absent further guidance from the IRS, the trustee intends to

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account for amortizable bond premium in the manner described above.  Prospective purchasers of the securities should consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.

     Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If this type of election were to be made for a Debt Security with market discount, the holder of the Debt Security would be deemed to have made an election to include in income currently market discount relating to all other debt instruments having market discount that the holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium on all debt instruments having amortizable bond premium that the holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method for a Debt Security may be revoked only with the IRS's approval.

Taxation of the REMIC and its Holders

     General. In the opinion of Stradley, Ronon, Stevens & Young, LLP, special counsel to the depositor, if a REMIC election is made for a series of securities, then the arrangement by which the securities of that series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "regular interests" or "residual interests" in a REMIC, as specified in the related prospectus supplement.

     Except to the extent specified otherwise in a prospectus supplement, if a REMIC election is made for a series of securities, (1) securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C)); and (2) securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B), and income from the securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in (1) or (2) above, then a security will qualify for the tax treatment described in (1) and (2) in the proportion that the REMIC assets are qualifying assets.


REMIC Expenses; Single Class REMICs

     As a general rule, all of the expenses of a REMIC will be taken into account by holders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury Department regulations, among the holders of the Regular Interest Securities and the holders of the Residual Interest Securities (as defined herein) on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), the expenses will be deductible only to the extent that the expenses, plus other "miscellaneous itemized deductions" of the holder, exceed 2% of the holder's adjusted gross income. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for taxable years beginning after 1990) will be reduced by the lesser of

     o 3% of the excess of adjusted gross income over the applicable amount, or

     o 80% of the amount of itemized deductions otherwise allowable for that taxable year.

For tax years beginning after 2009, the current limitation on itemized deductions, which is generally applicable to higher income individuals, will be repealed. The repeal will be phased in over a five year period beginning in 2006. When the repeal is complete, affected individuals will no longer be required to reduce the amount of their itemized

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

deductions if their adjusted gross income exceeds a statutorily prescribed amount as current law requires. The phase out will be accomplished in stages over a five year period. The limitation will be reduced by one-third for tax years beginning in either of calendar years 2006 and 2007, reduced by an additional one-third for tax years beginning in either of calendar years 2008 and 2009, and will be fully phased out through a final one-third reduction effective for tax years beginning after December 31, 2009.

For taxable years beginning after December 31, 1997, in the case of a partnership that has 100 or more partners and elects to be treated as an "electing large partnership," 70% of that partnership's miscellaneous itemized deductions will be disallowed, although the remaining deductions will generally be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual partners. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to a holder with that level of income. In general terms, a single class REMIC is one that either (1) would qualify, under existing Treasury Department regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (2) is similar to a grantor trust and is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the applicable Prospectus Supplement, the expenses of the REMIC will be allocated to holders of the related residual interest securities.

Taxation of the REMIC

     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax, Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described above, the regular interests are taxable as debt issued by the REMIC.

     Tiered REMIC Structures. For some series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as multiple REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any series of certificates of this type, counsel to the depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of Regular Interest Securities or Residual Interest Securities in the related REMIC within the meaning of the REMIC provisions.

     Solely for purposes of determining whether the REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans...secured by an interest in real property" under Section 7701(a)(19)(C)(v) of the Code, and whether the income on the REMIC certificates is interest described in Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC.

     Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between

     o the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and

     o deductions, including stated interest and OID accrued on Regular Interest Securities, amortization of any premium relating to loans, and servicing fees and other expenses of the REMIC.

A holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that these expenses, when aggregated with the holder's other miscellaneous itemized deductions for that year, do not exceed 2% of the holder's adjusted gross income.

     For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the

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

startup day (i.e., the day on which the REMIC issues all of its regular and residual interests). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

     The OID provisions of the Code apply to loans made by individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on the loans will be equivalent to the method under which holders of Pay-Through Securities accrue original issue discount (i.e., under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include the market discount in income currently, as it accrues, on a constant yield basis. The REMIC will deduct OID accruing on the Regular Interest Securities it issues in the same manner that the holders of the Regular Interest Securities include the discount in income, but without regard to the de minimis rules. See "--Taxation of Debt Securities."

     To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before that date, it is possible that the premium may be recovered in proportion to payments of loan principal.

     Prohibited Transactions and Other Possible Taxes. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include

     o subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC,

     o subject to a limited exception, the sale or other disposition of a cash flow investment,

     o the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code, or

     o the receipt of any fees or other compensation for services rendered by the REMIC.

It is anticipated that a REMIC will not engage in any prohibited transaction in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the startup day. REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of foreclosure property that is inventory property, and gross income from foreclosure property, other than qualifying rents and other income that would be qualifying income under the Code provisions applicable to real estate investment trusts. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income taxation. The holders of Residual Interest Securities will generally be responsible for the payment of any taxes imposed on the REMIC. To the extent not paid by the holders or otherwise, however, taxes will be paid out of the trust fund and will be allocated pro rata to all outstanding classes of securities of the REMIC.

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

Taxation of Holders of Residual Interest Securities

     The holder of a security representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which the holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter the ratable portion of the taxable income or net loss of the REMIC for that quarter and by allocating that amount among the holders (on that day) of the Residual Interest Securities in proportion to their respective holdings on that day.

     The holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to that income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC regular interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding securities are paid, whereas interest income from loans will generally remain constant over time as a percentage of loan principal.

     In any event, because the holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will be greater or less than the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of that type of bond or instrument.

     Limitation on Losses. The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which the loss arises. A holder's basis in a Residual Interest Security will initially equal the holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which those holders should consult their tax advisers.

     Distributions. Distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a holder of a Residual Interest Security. If the amount of the payment exceeds a holder's adjusted basis in the Residual Interest Security, however, the holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of the excess.

     Sale or Exchange. A holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and the holder's adjusted basis in the Residual Interest Security at the time of the sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after the disposition.

     Excess Inclusions. The portion of the REMIC taxable income of a holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on the holder's federal income tax return. Further, if the holder of a Residual
Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511 (e.g., an organization described under Code
Section 401(a) or 501(c), with some limited exceptions), the holder's excess inclusion income will be treated as unrelated business taxable income of the holder. In addition, under Treasury Department regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a Foreign Person excess inclusion income is subject to tax at a rate of 30% which may not be

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

reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. We refer you to "--Tax Treatment of Foreign Investors." The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions ("Thrift Institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a Thrift Institution since November 1, 1995.

     In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than the excess inclusion for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have these rules apply to tax years beginning after August 20, 1996.

     A REMIC residual interest holder's excess inclusion for any given calendar quarter is generally the excess (if any) of the amount of the sum of the ratable daily portion of the net income the residual holder takes into account for the quarter over the sum of the daily accruals with respect to the interest for the days during the quarter the holder held the interest. For this purpose, the daily accruals are determined by allocating to each day in the calendar quarter a ratable portion of the product of the adjusted issue price of the residual interest at the beginning of the quarter and 120 percent of the applicable federal rate, adjusted as the Code prescribes. The adjusted issue price of a Residual Interest Security at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest Security), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

     Under the REMIC Regulations, in certain circumstances, transfers of Residual Securities may be disregarded. We refer you to "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign Investors."

     Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent a "Disqualified Organization" from holding a REMIC residual interest. Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the federal income tax (other than a farmers' cooperative described in Code Section 521), if the entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the trustee an affidavit representing and warranting that it is neither a Disqualified
Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

     If a Residual Interest Security is transferred to a Disqualified Organization after March 31, 1988 (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of the Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity after March 31, 1988 (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

     Under the REMIC Regulations, if a Residual Interest Security is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax.

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

A Residual Interest Security is a "noneconomic residual interest" unless, at the time of the transfer (1) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and (2) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any federal income tax imposed upon taxable income derived by the transferee from the REMIC. The IRS, in the year 2000, issued a notice of proposed rulemaking to clarify the two part test set out in the immediately preceding sentence. Under this clarification, this provision of the regulations is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) the present value of any consideration given to the transferee to acquire the interest, (2) the present value of the expected future distributions on the interest, and (3) the present value of the anticipated tax savings associated with holding the interest. This proposed regulation has not been finalized. In the year 2001, however, the IRS issued a revenue procedure that sets forth a revised safe harbor for establishing the lack of improper knowledge for transfers of noneconomic residual interests under the REMIC Regulations. Under this revenue procedure a transferor of a residual interest in a REMIC is presumed not to have improper knowledge under the REMIC Regulations if: (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the transferee's financial condition and as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future, (2) the transferee represents to the transferor that it understands that, as the holder of the residual interest, the transferee may incur tax liabilities in excess of any cash flows the interest generates and that the transferee intends to pay taxes associated with holding the residual interest as they become due, and (3) one of two additional tests set forth in the procedure is satisfied.

     A similar type of limitation exists for certain transfers of residual interests by Foreign Persons to United States Persons. We refer you to "--Tax Treatment of Foreign Investors."

     Mark to Market Rules. Prospective purchasers of a REMIC Residual Interest Security should be aware that the Treasury Department has issued final regulations (the "Mark-to-Market Regulations") which provide that a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market. The Mark-to-Market Regulations replace the temporary regulations which allowed a REMIC Residual Interest Security to be marked-to-market provided that it was not a negative value residual interest and did not have the same economic effect as a negative value residual interest. Prospective purchasers of a REMIC Residual Interest Security should consult their tax advisors regarding the application of the Mark-to-Market Regulations.

Administrative Matters

     The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

Financial Asset Securitization Investment Trust Qualification

     The Trust Fund may elect to be a FASIT in lieu of making the election to be a REMIC. A FASIT is a statutorily authorized vehicle that is modeled on the REMIC but is distinguished from the REMIC based on the types of assets which it may hold (and therefore, against which its interests may be written) among other factors. If a FASIT election is made, the securities representing interests in the FASIT will be designated either as "regular interests" or the ownership interest. A regular interest, in turn, may be either "high yield" regular interest or regular interest other than a high yield regular interest. If the regular interest is a "high yield" regular interest, then it will be so identified in the prospectus supplement and the certificate evidencing the interest.

Qualification as a FASIT

     The provisions governing the election to be treated as a FASIT and the federal income tax treatment of a FASIT generally are set forth in Sections 860H-860L of the Code. The Treasury Department issued proposed

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regulations to implement these statutory  provisions in February 2000, but these proposed regulations do not have the force and effect of law and may be revised before they are issued in final form. At this time, it is not certain when final regulations may be issued. To qualify as a FASIT, an entity, such as the Trust Fund, must elect to be treated as a FASIT and must satisfy certain tests that are briefly summarized below.

     Interests. A FASIT is permitted to issue regular interests and one and only one interest designated as the "ownership interest." The ownership interest must at all times be held by a single "eligible corporation" which is generally a taxable domestic "C corporation" that is not a regulated investment company, a real estate investment trust, a REMIC, or a subchapter T cooperative. Apart from being held by an eligible corporation and being designated as the ownership interest, there are no other formal requirements for an ownership interest.

     A FASIT regular interest is any interest a FASIT issues on or after its startup day which is designated as a regular interest and that: (1) unconditionally entitles the interest holder to receive a specified principal amount (or other similar amount), (2) provides for interest payments that are computed on a fixed rate or "permitted" variable rate, (3) has a stated maturity (including renewal periods) of 30 years or less, (4) has an issue price not exceeding 125% of its stated principal amount, and (5) has a yield to maturity that is less than the applicable federal rate in effect for the month the interest is issued plus 5%. A "high yield interest" is any interest that would otherwise qualify as a regular interest but for the failure of the interest to meet any one or more of conditions (1), (4), or (5), above, or condition (2), above, but then only if the interest payments on the interest consist of a specified portion of the interest payments on assets the FASIT is permitted to hold and the portion does not vary during the period the interest is outstanding. Special rules apply to ensure that a "high yield interest" is held only by either an eligible corporation or another FASIT.

     Assets. As of the close of the third month beginning on the day after the FASIT is created, substantially all of a FASIT's assets must be "permitted assets." A "permitted asset" is defined to include the following categories of assets:

     o    cash or cash equivalents,

     o any instrument that qualifies as a debt instrument for purposes of federal income tax law as long as any interest is payable on the instrument at a fixed or variable rate that satisfies the prescribed requirements for a REMIC regular interest and the instrument is not issued by the holder of the ownership interest or a person "related" to the holder,

     o property that is received as a result of a foreclosure on a debt instrument the FASIT holds,

     o assets that are used to guarantee the FASIT's interests or hedge against the FASIT's risks associated with its being the obligor on the interests the FASIT issues,

     o contract rights to acquire debt instruments, guarantees, or hedges the FASIT is otherwise permitted to hold,

     o    regular interests another FASIT issues, or

     o    regular interests a REMIC issues.

Consequences of Failing to Comply with FASIT Requirements

     If the Trust Fund makes the FASIT election but subsequently fails to comply with the FASIT statutory requirements, and if appropriate, regulatory requirements, during any taxable year, the Trust Fund may lose its status as a FASIT for that year and all succeeding years. If the Trust Fund were to lose its FASIT status, it may be taxed as a corporation.

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Taxation of the FASIT

     A FASIT is not subject to federal income tax. Therefore, if the Trust Fund elects to be treated as a FASIT, it will not be subject to federal income tax and will not be treated as a trust, partnership, or corporation for federal income tax purposes.

Taxation of Regular Interest Holders

     Assuming the Trust Fund elects and continues to qualify as a FASIT, any regular interests the FASIT issues will be treated as debt for federal income tax purposes. This treatment, and the treatment of regular interests issued or acquired at discount or premium generally will accord with the treatment of REMIC regular interests. For a more complete discussion, please see the material under the heading "Taxation of Debt Securities."

     Regular interest holders are required to report any amount includible in the holder's gross income on an accrual method of accounting regardless of the holder's usual method of accounting. Thus, a holder who normally uses the cash receipts and disbursements method of accounting must nonetheless report any interest income on the regular interest as it accrues, regardless of whether or when the payment is actually received.

     The Code contains special rules applicable to holders of "high yield" regular interests. The taxable income of a "high yield" regular interest cannot be less than the sum of the holder's taxable income determined solely with respect to the interest and any excess inclusion for the taxable year. For this purpose, taxable income determined with respect to the interest includes any gains and losses from the sale or exchange of high yield interests. For purposes of applying the rules on excess inclusions, the Code specifically incorporates the rules applicable to REMIC residual interests. For a discussion on the excess inclusion rules, please see the material under the heading "Taxation of the Holders of Residual Interest Securities." In addition, a "high yield" interest holder's income attributable to the interest cannot be offset by any current net operating losses or net operating loss carryovers.

     If a "high yield" regular interest is transferred to a disqualified holder (generally any holder other than an eligible corporation or a dealer in securities that holds the interest for sale to customers in the ordinary course of the dealer's business), the disqualified holder does not include in income any income other than gain attributable to the interest. Rather, any income not included in the disqualified person's income is included in the gross income of the last person to hold the interest that was not a disqualified person. If a dealer in securities that is not a domestic C corporation acquires a "high yield" regular interest but later ceases to be a dealer in securities or ceases to hold the interest for sale to customers, the dealer may be subject to a penalty tax.

     If a pass-through entity, such as a partnership, issues any interest (debt or equity) in the entity that has the characteristics of a "high-yield" regular interest, the interest in the entity is backed by a FASIT regular interest, and the yield on the interest in the entity exceeds both the yield on the regular interest and the applicable federal rate in effect for the month the interest is issued plus 5%, then the entity will be subject to a penalty tax.

Taxation of Ownership Interest Holders

     The FASIT ownership interest represents the residual equity interest in a FASIT. In determining its taxable income, the holder of the FASIT ownership interest treats all of the FASIT's assets and liabilities as its own. The holder of the FASIT ownership interest also must treat as its own any of the FASIT's items of income, gain, loss, deduction and credit (other than items of income, gain or deduction attributable to a prohibited transaction). Any interest that would otherwise be exempt from tax under the Code must be included in the income of the holder of the ownership interest as ordinary income. The holder of the ownership interest must apply the constant yield method under an accrual method of accounting in determining all interest, acquisition discount, original issue discount, and market discount, and all premium deductions or adjustments with respect to each debt instrument the FASIT holds. The holder of the ownership interest is subject to the same restrictions on the use of net operating losses and net operating loss carryovers to offset FASIT income as the holder of a "high yield" regular interest. We refer you to "Taxation of Regular Interest Holders," above. For purposes of the alternative minimum tax, the taxable income of the holder of the ownership interest is determined without regard to the minimum

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

FASIT income. The alternative minimum taxable income of the holder of the ownership interest also cannot be less than the FASIT income for that year, and the alternative minimum tax net operating loss deduction is computed without regard to the minimum FASIT income. The Code specifically makes applicable to FASIT ownership interests the "wash sale" rules applicable to dispositions of REMIC residual interests. Thus, any loss realized on the disposition of the FASIT ownership interest will be disallowed where the holder acquires within the time span of six months before or after the disposition date, an ownership interest in another FASIT that is economically equivalent to the ownership interest disposed. The holder of a noneconomic ownership interest in a FASIT is liable to similar transfer restrictions as apply to the holder of a noneconomic REMIC residual interest. For the discussion on a newly promulgated safe harbor concerning transfers of noneconomic ownership interests, please see the discussion under the heading "Taxation of Holders of Residual Interest Securities," above.

     The holder of the ownership interest will be subject to a penalty tax on the net income derived from a prohibited transaction. The tax is equal to 100% of the net income derived from a prohibited transaction. A prohibited transaction includes:

     o the receipt of any income derived from any asset other than a permitted asset,

     o    except  for  certain  allowed  dispositions,   the  disposition  of  a
          permitted asset,

     o the receipt of any income derived from any loan the FASIT originates, and

     o except as permitted, the receipt of any income representing a fee or other compensation for services.

Tax Status as a Grantor Trust

     General. As specified in the related prospectus supplement if a REMIC, FASIT or partnership election is not made, in the opinion of Stradley, Ronon, Stevens & Young, LLP, special counsel to the depositor, the trust fund relating to a series of securities will be classified for federal income tax purposes as a grantor trust under Subpart E of Part I of Subchapter J of the Code and not as an association taxable as a corporation (the securities of that series, the "Pass-Through Certificates"). In some series there will be no separation of the principal and interest payments on the loans. In these circumstances, a holder will be considered to have purchased a pro rata undivided interest in each of the loans. In other cases (the "Stripped Securities"), sale of the securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the loans.

     Each holder must report on its federal income tax return its share of the gross income derived from the loans (not reduced by the amount payable as fees to the trustee and the servicer and similar fees (collectively, the "Servicing Fee")), at the same time and in the same manner as these items would have been reported under the holder's tax accounting method had it held its interest in the loans directly, received directly its share of the amounts received on the loans, and paid directly its share of the Servicing Fees. In the case of Pass-Through Certificates other than Stripped Securities, this income will consist of a pro rata share of all of the income derived from all of the loans and, in the case of Stripped Securities, this income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the holder owns an interest. The holder of a security will generally be entitled to deduct these Servicing Fees under Section 162 or Section 212 of the Code to the extent that these Servicing Fees represent "reasonable" compensation for the services rendered by the trustee and the servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing the holder's regular tax liability only to the extent that these fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing the holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation in taxable years beginning after 1990) will be reduced by the lesser of

     o 3% of the excess of adjusted gross income over the applicable amount, or

     o 80% of the amount of itemized deductions otherwise allowable for that taxable year.

For a discussion of the repeal and phase out of the current limitation on itemized deductions, please see the discussion under the heading "REMIC Expenses; Single Class REMICs," above.

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

     Discount or Premium on Pass-Through Certificates. The holder's purchase price of a Pass-Through Certificate is to be allocated among the loans in proportion to their fair market values, determined as of the time of purchase of the securities. In the typical case, the trustee (to the extent necessary to fulfill its reporting obligations) will treat each loan as having a fair market value proportional to the share of the aggregate principal balances of all of the loans that it represents. To the extent that the portion of the purchase price of a Pass-Through Certificate allocated to a loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the loan allocable to the Pass-Through Certificate, the interest in the loan allocable to the Pass-Through Certificate will be deemed to have been acquired at a discount or premium, respectively.

     The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a loan with OID in excess of a prescribed de minimis amount or a Stripped Security, a holder of a security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID on a loan could arise, for example, by virtue of the financing of points by the originator of the loan, or by virtue of the charging of points by the originator of the loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Certificates, market discount is calculated based upon the loans underlying the Pass-Through Certificate, rather than the Pass-Through Certificate itself. A holder that acquires an interest in a loan originated after July 18, 1984, with more than a de minimis amount of market discount (generally, the excess of the principal amount of the loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. We refer you to "--Taxation of Debt Securities--Market Discount" and "--Premium."

     In the case of market discount on a Pass-Through Certificate attributable to loans originated on or before July 18, 1984, the holder generally will be required to allocate (e.g., on a ratable or straight line basis) the portion of the discount that is allocable to a loan among the principal payments on the loan and to include the discount allocable to each principal payment in ordinary income at the time the principal payment is made. This treatment would generally result in discount being included in income initially at a faster rate than discount would be required to be included in income using the method described in the preceding paragraph.

     Stripped Securities. A Stripped Security may represent a right to receive only a portion of the interest payments on the loans, a right to receive only principal payments on the loans, or a right to receive certain payments of both interest and principal. Some Stripped Securities (the "Ratio Strip Securities") may represent a right to receive differing percentages of both the interest and principal on each loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" when referring to principal payments and "stripped coupons" when referring to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that the stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to the stripped interest.

     Servicing fees in excess of reasonable servicing fees ("Excess Servicing") will be treated under the stripped bond rules. If the Excess Servicing fee is less than 100 basis points (i.e., 1% interest on the loan principal balance) or the securities are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a loan by loan basis, which could result in some loans being treated as having more than 100 basis points of interest stripped off.

     In the case of any pool of debt instruments, such as Stripped Securities and other Pass-Through Certificates, the yield on which may be affected by reason of prepayments, the daily portion of the OID will be determined, using a reasonable prepayment assumption, by allocating to each day in any accrual period its ratable portion of the excess (if any) of

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

     o the sum of the present value of all remaining payments under the debt instrument as of the close of that period and the payments during the accrual period of amounts included in the stated redemption price of the debt instrument, over

     o the adjusted issue price of the debt instrument at the beginning of that period.

     If the loans prepay at a rate faster than the Prepayment Assumption a holder's recognition of income may be accelerated. If, however, the loans prepay at a rate slower that the prepayment assumption, in some circumstances a holder's recognition of income may be decelerated.

     In the case of a Stripped Security that is an Interest Weighted Security, the trustee intends, absent contrary authority, to report income to security holders as OID, in the manner described above for Interest Weighted Securities.

     Possible Alternative Characterizations. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that

     o in certain series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped principal payments,

     o    the  non-Interest   Weighted  Securities  are  subject  to  the  final
          regulations prescribing the calculation of OID on debt instruments the payments on which are subject to a contingency, or

     o each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped interest payments.

     Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the securities for federal income tax purposes.

     Character as Qualifying Loans. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the securities, for federal income tax purposes, will be the same as the loans. The IRS could take the position that the loans' character is not carried over to the securities in these circumstances. Pass-Through Certificates will be, and, although the matter is not free from doubt, Stripped Securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; and interest income attributable to the securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the securities may cause a proportionate reduction in the above-described qualifying status categories of securities.

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

Sale or Exchange

     Subject to the discussion below regarding trust funds as to which a partnership election is made, a holder's tax basis in its security is the price the holder pays for a security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a security, measured by the difference between the amount realized and the security's basis as so adjusted, will generally be capital gain or loss, assuming that the security is held as a capital asset. In the case of a security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of

     o the amount that would have been includible in the holder's income if the yield on the Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of the holder's holding period, over

     o the amount of ordinary income actually recognized by the holder from the Regular Interest Security.

For taxable years beginning after December 31, 1992, the maximum tax rate on ordinary income for individual taxpayers is 39.6%. For taxable years beginning after December 31, 1997, the maximum tax rate on long-term capital gains for these taxpayers is generally 20%. The maximum tax rate on both ordinary income and long-term capital gains of corporate taxpayers is 35%.

Miscellaneous Tax Aspects

         Backup Withholding. Subject to the discussion below regarding trust funds as to which a partnership election is made, a holder, other than a holder of a Residual Interest Security or FASIT ownership interest, may, under certain circumstances, be subject to "backup withholding" for distributions or the proceeds of a sale of certificates to or through brokers that represent interest or OID on the securities. When withholding is required, the rate will be 30.5% after August 6, 2001 for calendar year 2001, 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 and thereafter. This withholding generally applies if the holder of a security

     o fails to furnish the trustee with its taxpayer identification number ("TIN"),

     o    furnishes the trustee an incorrect TIN,

     o fails to report properly interest, dividends or other "reportable payments" as defined in the Code, and/or

     o under certain circumstances, fails to provide the trustee or the holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number, that the holder is not subject to backup withholding and that the holder is a U.S. person (including a U.S. resident alien).

Backup withholding will not apply, however, to certain payments made to holders, including payments to certain exempt recipients (for example, exempt organizations) and to certain Foreign Persons who provide appropriate ownership statements as to status as a Foreign Person. Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

     The trustee will report to the holders and to the servicer for each calendar year the amount of any "reportable payments" during that year and the amount of tax withheld, if any, from payments on the securities.

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

Tax Treatment of Foreign Investors

     The term "United States Person" means a citizen or resident of the United States, a corporation or partnership (or other entity properly treated as a corporation or partnership for federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. A "Foreign Person" is any person that is not a United States Person.

     Subject to the discussion below regarding trust funds as to which a partnership election is made, under the Code, unless interest (including OID) paid on a security (other than a Residual Interest Security or FASIT ownership interest) is considered to be "effectively connected" with a trade or business conducted in the United States by a Foreign Person, the interest will normally qualify as portfolio interest (except where (1) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (2) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements as to status as a Foreign Person, the issuer normally will be relieved of obligations to withhold tax from these interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless the rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Foreign Persons. Holders of Pass-Through Certificates and Stripped Securities, including Ratio Strip Securities, however, may be subject to withholding to the extent that the loans were originated on or before July 18, 1984.

     Interest and OID of holders who are Foreign Persons are not subject to withholding if they are effectively connected with a United States business conducted by the holder. They will, however, generally be subject to the regular United States income tax.

     Payments to holders of Residual Interest Securities who are Foreign Persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that this income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury Department has statutory authority, however, to promulgate regulations that would require these amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. These regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest Security has tax avoidance potential, a transfer of a Residual Interest Security to a Foreign Person will be disregarded for all federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest holder amounts that will equal at least 30% of each excess inclusion, and that these amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Foreign Person transfers a Residual Interest Security to a United States Person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. We refer you to "--Taxation of Holders of Residual Interest Securities--Excess Inclusions"

     Foreign Persons normally use Form W-8BEN to certify their status.

Tax Characterization of the Trust Fund as a Partnership

     In the opinion of Stradley, Ronon, Stevens & Young, LLP, special counsel to the depositor, a trust fund for which a partnership election is made should not be an association (or publicly traded partnership or taxable

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

mortgage pool) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the Trust Agreement and related documents, including the requirement that the trust fund file with the IRS a protective election to be classified as a partnership, will be complied with, and on counsel's conclusions that

     o    the trust fund will be eligible to be classified as a partnership, and

     o the nature of the income of the trust fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the securities has been structured as a private placement under an IRS safe harbor, so that the trust fund will not be characterized as a publicly traded partnership taxable as a corporation.

     If the trust fund were taxable as a corporation for federal income tax purposes, the trust fund would be subject to corporate income tax on its taxable income. The trust fund's taxable income would include all its income, possibly reduced by its interest expense on the notes. Any corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for any tax of this type that is unpaid by the trust fund.

Tax Consequences to Holders of the Notes

     Treatment of the Notes as Indebtedness. The trust fund will agree, and the holders of asset-backed notes will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Special counsel to the depositor will, except as otherwise provided in the related prospectus supplement, advise the depositor that the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

     Assumptions Regarding the Notes. The discussion below assumes that all payments on the notes are denominated in United States dollars, and that the notes are not Stripped Securities. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the notes (i.e., any excess of the principal amount of the notes over their issue price) does not exceed a de minimis amount (i.e., generally 0.25% of their principal amount multiplied by their terms to maturity), all within the meaning of the OID regulations. If these conditions are not satisfied for any given series of notes, additional tax considerations relating to the notes will be disclosed in the applicable prospectus supplement.

     Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with the noteholder's method of tax accounting. Under the OID regulations, a holder of a note issued with a de minimis amount of OID must, under certain circumstances, include OID in income, on a pro rata basis, as principal payments are made on the note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     A holder of a note that has a fixed maturity date of not more than one year from the issue date of the note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is received (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is received may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the

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interest  expense deferral rule referred to in the preceding  sentence.  Special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

     Sale or Other Disposition. If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, acquisition discount, OID and gain previously included by the noteholder in income resulting from the note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by the noteholder on the note. Any gain or loss of this type will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income (which is ordinary in character). Capital losses generally may be used only to offset capital gains.

     Foreign Holders. Interest payments made (or accrued) to a noteholder who is a Foreign Person generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the Foreign Person and the Foreign Person

     o is not actually or constructively a "10 percent shareholder" of the trust fund or the seller (including a holder of 10% of the outstanding asset-backed certificates) or a "controlled foreign corporation" with respect to which the trust fund or the seller is a "related person" within the meaning of the Code, and

     o provides the owner trustee or other person who is otherwise required to withhold United States tax from payments on the notes with an appropriate statement (on Form W-8BEN or a similar form), signed under penalties of perjury, certifying that the Beneficial Owner of the note is a Foreign Person and providing the Foreign Person's name and address.

If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8BEN or substitute form provided by the Foreign Person that owns the note. If this interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable tax treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a Foreign Person will be exempt from United States federal income and withholding tax, provided that

     o the gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Person, and

     o in the case of an individual Foreign Person, the Foreign Person is not present in the United States for 183 days or more in the taxable year.

     Backup Withholding. Each holder of a note (other than an exempt holder, including a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or Foreign Person who provides certification as to status as a Foreign Person) will be required to provide, under penalties or perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number, a statement that the holder is not subject to backup withholding and a statement that the holder is a U.S. person (including a U.S. resident alien). Should a nonexempt noteholder fail to provide the required certification, the trust fund will be required to withhold a portion of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability. When withholding is required, the rate will be 30.5% after August 6, 2001 for calendar year 2001, 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 and thereafter.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of special counsel to the depositor, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust fund. If so treated, the trust fund might be taxable as a

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corporation  with the  adverse  consequences  described  above (and the  taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity). Alternatively, and most likely in the view of special counsel to the depositor, the trust fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the notes as equity interests in a publicly traded partnership could have adverse tax consequences to some holders. For example, income to certain tax-exempt entities (including pension funds) might be "unrelated business taxable income," income to foreign holders generally would be subject to United States tax and United States tax return filing and withholding requirements, and individual holders might be subject to limitations on their ability to deduct their share of the trust fund's expenses.

Tax Consequences to Holders of the Certificates Issued by a Partnership

     Treatment of the Trust Fund as a Partnership. The trust fund and the servicer will agree, and the holders of asset-backed certificates will agree by their purchase of the certificates, to treat the trust fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust fund, if any, the partners of the partnership being the certificateholders (or if there is a single certificateholder for federal income tax purposes, to disregard the trust fund as an entity separate from the single certificateholder). However, the proper characterization of the arrangement involving the trust fund, the certificates, the notes, if any, and the servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations are possible. For example, because the certificates have some features characteristic of debt, the certificates might be considered debt of the trust fund. Generally, provided that the certificates are issued at or close to face value, any characterization of this type would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership, described below.

     You should note that the federal tax law is unclear with respect to the status of certificates issued by a partnership qualifying as "loans secured by an interest in real property." A partnership may be regarded as an aggregate of its partners or an entity separate and apart from its partners. If it is determined that the partnership is an entity and the certificates represent equity in the partnership, it is unlikely that the certificates will constitute loans secured by an interest in real property under Code Section 7701(a)(19)(C). If, however, it is determined that the partnership is an aggregate of its partners, certificates classified as equity in the partnership might constitute loans secured by an interest in real property as defined in Code Section 7701(a)(19)(C) to the extent that the assets held by the partnership qualify as such. If the certificates are classified as debt it is unlikely that the certificates will qualify as loans secured by an interest in real property within the meaning of Code Section 7701(a)(19)(C). The following discussion assumes that the certificates represent equity interests in a partnership.

     Assumptions Regarding the Certificates. The following discussion assumes that all payments on the certificates are denominated in United States dollars, none of the certificates are Stripped Securities, and that a series of securities includes a single class of certificates. If these conditions are not satisfied for any given series of certificates, additional tax considerations relating to those certificates will be disclosed in the applicable prospectus supplement.

     Partnership Taxation. As a partnership, the trust fund will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account the holder's allocable share of income, gains, losses, deductions and credits of the trust fund. The trust fund's income will consist primarily of interest and finance charges earned on the loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of loans. The trust fund's deductions will consist primarily of interest accruing on the notes, servicing and other fees, and losses or deductions upon collection or disposition of loans.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury Department regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the certificateholders will be allocated taxable income of the trust fund for each month equal to the sum of

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

     o the interest that accrues on the certificates in accordance with their terms for that month, including interest accruing at the Pass-Through Rate for that month and interest on amounts previously due on the certificates but not yet distributed,

     o any trust fund income attributable to discount on the loans that corresponds to any excess of the principal amount of the certificates over their initial issue price,

     o prepayment premium payable to the certificateholders for that month, and

     o any other amounts of income payable to the certificateholders for that month.

This allocation will be reduced by any amortization by the trust fund of premium on loans that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust fund will be allocated to the certificateholders. Based on the economic arrangement of the parties, this approach for allocating trust fund income should be permissible under applicable Treasury Department regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the trust fund might not have sufficient cash to make current cash distributions of this amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust fund income even if they have not received cash from the trust fund to pay these taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust fund.

     The taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to this type of holder under the Code to the extent that the certificateholder's share of the taxable income is derived from, or on account of, debt financed securities. The notes will constitute acquisition indebtedness of the trust fund for this purpose under Code Section 514.

     An individual taxpayer's share of expenses of the trust fund (including fees to the servicer but not interest expense) would be miscellaneous itemized deductions. These deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the trust fund.

     The trust fund intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that these calculations be made separately for each loan, the trust fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

     Section 708 Termination. Under Section 708 of the Code, the trust fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust fund are sold or exchanged within a 12-month period. If a termination of this type occurs, the trust fund will be considered to contribute its assets and liabilities to a new partnership in exchange for interests in that new partnership, and the trust fund (as part of the termination) would be treated as distributing the newly-created partnership interests to the partners in liquidation. The trust fund may not be able to comply with technical requirements that might apply when a constructive termination occurs due to a lack of data. As a result, the trust fund may be subject to tax penalties and may incur additional expenses if it is required to comply with those requirements.

     Discount and Premium. It is believed that the loans were not issued with OID, and, therefore, the trust fund should not have OID income. However, the purchase price paid by the trust fund for the loans may be greater or less than the remaining principal balance of the loans at the time of purchase. If so, the loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the trust fund will make this calculation on an aggregate basis, but might be required to recompute it on a loan by loan basis.)

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

     If the trust fund acquires the loans at a market discount or premium, the trust fund will elect to include any discount in income currently as it accrues over the life of the loans or to offset any premium against interest income on the loans. As indicated above, a portion of market discount income or premium deduction may be allocated to certificateholders.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust fund income (includible in income) and decreased by any distributions received on the certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the notes and other liabilities of the trust fund. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in those certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of that aggregate tax basis to the certificates sold (rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate).

     Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust fund does not expect to have any other assets that would give rise to these special reporting requirements. Thus, to avoid those special reporting requirements, the trust fund will elect to include market discount in income as it accrues.

     If a certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the certificates that exceeds the aggregate cash distributions with respect thereto, this excess will generally give rise to a capital loss upon the retirement of the certificates.

     Allocations Between Transferors and Transferees. In general, the trust fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of that month. As a result, a holder purchasing certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of this type of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the trust fund might be reallocated among the certificateholders. The trust fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

     Section 754 Election. If a certificateholder sells its certificates at a profit (loss), the purchasing certificateholder will have a higher (lower) basis in the certificates than had the selling certificateholder. The tax basis of the trust fund's assets will not be adjusted to reflect that higher (or lower) basis unless the trust fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust fund will not make that election. As a result, certificateholders might be allocated a greater or lesser amount of trust fund income than would be appropriate based on their own purchase price for certificates.

     Administrative Matters. The trustee is required to keep, or have kept, complete and accurate books of the trust fund. These books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust fund will be the calendar year. The trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust fund and will report each certificateholder's allocable share of items of trust fund income and expense to holders and the IRS on Schedule K-1. The trust fund will provide the Schedule K-1 information to nominees that fail to provide the trust fund with the information statement described below and these nominees will be required to forward this information to the Beneficial Owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the trust fund or be subject to penalties unless the holder notifies the IRS of all inconsistencies.

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

     Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust fund with a statement containing information on the nominee, the Beneficial Owners and the certificates so held. This information includes

     o the name, address and taxpayer identification number of the nominee, and

     o    as to each Beneficial Owner

               o    the name, address and identification number of the person,

               o whether the person is a United States Person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and

               o information on certificates that were held, bought or sold on behalf of the person throughout the year.

     In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust fund information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Securities and Exchange Act of 1934, as amended, is not required to furnish any information statement to the trust fund. The information referred to above for any calendar year must be furnished to the trust fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the trust fund with the information described above may be subject to penalties.

     The depositor will be designated as the tax matters partner in the related Trust Agreement and, in that capacity, will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust fund by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders, and, under certain circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust fund. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust fund.

     Tax Consequences to Foreign Certificateholders. It is not clear whether the trust fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes from the perspective of Foreign Persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the trust fund would be engaged in a trade or business in the United States for these purposes, the trust fund will withhold as if it were so engaged in order to protect the trust fund from possible adverse consequences of a failure to withhold. The trust fund expects to withhold on the portion of its taxable income that is allocable to certificateholders who are not Foreign Persons pursuant to Section 1446 of the Code, as if this income were effectively connected to a United States trade or business, at a rate of 35% for holders that are Foreign Persons taxable as corporations and 39.6% for all other holders who are Foreign Persons. Subsequent adoption of Treasury Department regulations or the issuance of other administrative pronouncements may require the trust fund to change its withholding procedures. In determining a holder's withholding status, the trust fund may rely on IRS Form W-8BEN, IRS Form W-9 or the holder's certification of foreign status signed under penalties of perjury.

     Each holder who is a Foreign Person might be required to file a United States individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the trust fund's income. Each holder who is a Foreign Person must obtain a taxpayer identification number from the IRS and submit that number to the trust fund on Form W-8BEN in order to assure appropriate crediting of the taxes withheld. A holder who is a Foreign Person generally would be entitled to file with the IRS a claim for refund on taxes withheld by the trust fund taking the position that no taxes were due because the trust fund was not engaged in a United States trade or business. However, interest payments made (or accrued) to a certificateholder who is a Foreign Person generally will be considered guaranteed payments to the extent the payments are determined without regard to the

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

income of the trust fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable treaty. In this case, a holder who is a Foreign Person would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld from the guaranteed payments.

     Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax if, in general, the certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. When withholding is required, the rate will be 30.5% after August 6, 2001 for calendar year 2001, 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 and thereafter.

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors regarding the various state and local tax consequences of an investment in the securities.

                              ERISA CONSIDERATIONS

     The following describes considerations under ERISA and the Code, which apply only to securities of a series that are not divided into subclasses. If securities are divided into subclasses the related prospectus supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to those securities.

     ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which these plans, accounts or arrangements are invested) (collectively, "Plans") subject to ERISA and on persons who are fiduciaries of those Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of those Plans. ERISA also imposes duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of the Plan (subject to exceptions not here relevant). Some employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of these plans may be invested in securities without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any governmental or church plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code Section 503.

     On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan (Labor Reg. Section 2510.3-101). Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation, partnership or other entity in which a Plan invests will not be deemed for purposes of ERISA to be assets of the Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in the Labor Reg. Section 2510.3-101, is, in general, a security that is widely held, freely transferable and registered under the Securities and Exchange Act of 1934, as amended. No assurance can be given to potential Plan investors that the securities will constitute "publicly-offered securities" within the meaning of the DOL regulations.

     In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries of the Plan. Because loans held by the trust fund may be deemed Plan assets of each Plan that purchases securities, an investment in the securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

     In Prohibited Transaction Exemption 83-1 ("PTE 83-1"), which amended Prohibited Transaction Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules specified transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of those certificates. PTE 83-1 permits, subject to specified conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest of those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in those mortgage pools by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in certificates that represent interests in a pool consisting of loans ("Single Family Securities") will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and
(2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTE 83-1 does not provide an exemption for transactions involving Subordinated Securities. Accordingly, unless otherwise provided in the related prospectus supplement, no transfer of a Subordinated Security or a security which is not a Single Family Security may be made to a Plan.

     The discussion in this and the next succeeding paragraph applies only to Single Family Securities. The depositor believes that, for purposes of PTE 83-1, the term "mortgage pass-through certificate" would include (1) securities issued in a series consisting of only a single class of securities; and (2) securities issued in a series in which there is only one class of those securities; provided that the securities in the case of clause (1), or the securities in the case of clause (2), evidence the beneficial ownership of both a specified percentage of future interest payments (greater than 0%) and a specified percentage (greater than 0%) of future principal payments on the loans. It is not clear whether a class of securities that evidences the beneficial ownership in a trust fund divided into loan groups, beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments, or a class of securities entitled to receive payments of interest and principal on the loans only after payments to other classes or after the occurrence of specified events would be a "mortgage pass-through certificate" for purposes of PTE 83-1.

     PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption:

          o the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing those loans, and for indemnifying securityholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of 1% of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan;

          o the existence of a pool trustee who is not an affiliate of the pool sponsor; and

          o a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the pool.

The depositor believes that the first general condition referred to above will be satisfied for the securities in a series issued without a subordination feature and for the securities in a series issued with a subordination feature, provided that the subordination and reserve account, subordination by shifting of interests, the pool insurance or other form of credit enhancement described under "Credit Enhancement" herein (this subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) relating to a series of securities is maintained in an amount not less than the greater of 1% of the aggregate principal balance of the loans or the principal balance of the largest loan. See "Description of the Securities." In the absence of a ruling that the system of insurance or other protection for a series of securities satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The trustee will not be affiliated with the depositor.

     Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraphs, of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

     The DOL has granted certain underwriters individual administrative exemptions (the "Underwriter Exemptions") from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of securities which are certificates in pass-through trusts that consist of receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions. The Underwriter Exemptions contain several requirements, some of which differ from those in PTE 83-1. The Underwriter Exemptions, as amended by the DOL on July 21, 1997 and November 13, 2000, contain an expanded definition of "security" which includes a pass-through certificate or trust certificate that represents a beneficial ownership interest in the assets of an issuer which is a trust which entitles the holder to pass-through payments of principal, interest and/or other payments. The Underwriter Exemption also provides that the term "security" includes a debt instrument that is issued by, and is an obligation of, an issuer with respect to which the underwriter is either (i) the sole underwriter or the manager or co-manager of the underwriting syndicate, or (ii) a selling or placement agent. The Underwriter Exemptions contain an expanded definition of "trust" which means an issuer which is a trust, including an owner trust, grantor trust or a REMIC or FASIT which is operated as a trust.

     The Underwriter Exemptions defines the term "designated transaction" as meaning a securitization transaction in which the assets of the issuer consist of secured consumer receivables, secured credit instruments or secured obligations that bear interest or are purchased at a discount and are:

          o motor vehicle, home equity and/or manufactured housing consumer receivables; and/or

          o motor vehicle credit instruments in transactions by or between business entities; and/or

          o single-family residential, multi-family residential, home equity, manufactured housing and/or commercial mortgage obligations that are secured by single-family residential, multi-family residential, commercial real property or leasehold interests therein.

     While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter Exemptions are substantially the following:

     o the acquisition of the securities by a Plan is on terms (including the price for the securities) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

     o the rights and interest evidenced by the securities acquired by the Plan are not subordinated to the rights and interests evidenced by other securities of the same issuer, unless the securities are issued in a "designated transaction," as defined above;

     o the securities acquired by the Plan have received a rating at the time of the acquisition that is one of the three (or in the case of "designated transactions," four) highest generic rating categories from Standard

          & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P"), Moody's, Duff & Phelps Credit Rating Co. ("DCR") or Fitch, Inc. ("Fitch") or any successors thereto;

     o the trustee must not be an affiliate of any other member of the Restricted Group as defined below;

     o the sum of all payments made to and retained by the underwriters in connection with the distribution or placement of the securities represents not more than reasonable compensation for underwriting or placing the securities; the sum of all payments made to and retained by the pool sponsor pursuant to the assignment of the obligations (or interests therein) to the issuer represents not more than the fair market value of the loans; the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for that person's services under the agreement pursuant to which the obligations (or interests therein) are pooled and reimbursements of that person's reasonable expenses in connection therewith;

     o the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act of 1933, as amended; and

     o in the event that the obligations used to fund an issuer have not been transferred to the issuer on the closing date, additional obligations (as specified in the Underwriter Exemptions) may be transferred to the issuer during the Funding Period in exchange for amounts credited to the pre-funding account, provided that the Pre-Funded Amount does not exceed 25% of the initial aggregate principal amount of the securities and provided that other conditions set forth in the Underwriter Exemptions are satisfied.

     The Underwriter Exemptions provide that the term "issuer" means an investment pool, the corpus or assets of which are held in trust (including a grantor or owner trust) or whose assets are held by a partnership, special purpose corporation or limited liability company (including a REMIC or FASIT); and the corpus or assets of which consist solely of:

     o secured consumer receivables that bear interest or are purchased at a discount (including, but not limited to, home equity loans and obligations secured by shares issued by a cooperative housing association); and/or

     o secured credit instruments that bear interest or are purchased at a discount in transactions by or between business entities (including, but not limited to, certain "qualified equipment notes secured by leases"); and/or

     o obligations that bear interest or are purchased at a discount and which are secured by single-family residential, multi-family residential and/or commercial real property (including obligations secured by leasehold interests on residential or commercial real property); and/or

     o    obligations  that bear  interest or are  purchased  at a discount  and
          which  are  secured  by  motor  vehicles  or  equipment,   or  certain
          "qualified motor vehicle leases;" and/or

     o fractional undivided interests in any of the obligations described in the four bullet clauses above; and/or

     o guaranteed governmental mortgage pool certificates, as defined in 29 CFR 2510.3-101(i)(2).

     Moreover,   the  Underwriter   Exemptions  generally  provide  relief  from
self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities as to which the fiduciary (or its affiliate) is an obligor on the receivables contained in the issuer provided that, among other requirements:

     o in the case of an acquisition in connection with the initial issuance of securities, at least 50% of each class of securities in which Plans have invested is acquired by persons independent of the Restricted

          Group and at least 50% of the aggregate interest in the issuer is acquired by persons independent of the Restricted Group,

     o the fiduciary (or its affiliate) is an obligor with respect to 5% or less of the fair market value of the obligations or receivables contained in the issuer,

     o the Plan's investment in each class of securities does not exceed 25% of all of the securities of that class outstanding at the time of the acquisition, and

     o immediately after the acquisition, no more than 25% of the assets of the Plan with respect to which the person is a fiduciary is invested in securities representing an interest in an issuer containing assets sold or serviced by the same entity.

The Underwriter Exemptions do not apply to Plans sponsored by the depositor, the related Underwriter, the trustee, the servicer, any insurer for the loans, any obligor for more than 5% of the fair market value of obligations or receivables contained in the issuer, or any affiliate of these parties (the "Restricted Group").

     The prospectus supplement for each series of securities will indicate the classes of securities, if any, offered thereby as to which it is expected that an Underwriter Exemption will apply.

     Any Plan fiduciary who proposes to cause a Plan to purchase securities should consult with its counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1 and the Underwriter Exemptions, and the potential consequences in their specific circumstances, prior to making this investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

     The related prospectus supplement for each series of securities will specify which, if any, of the classes of securities offered thereby constitute `mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). Classes of securities that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of those entities. Under SMMEA, if a state enacts legislation prior to October 4, 1991 specifically limiting the legal investment authority of any of those entities relating to "mortgage related securities," securities will constitute legal investments for entities subject to the legislation only to the extent provided therein. Approximately twenty-one states adopted this legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any legislation affect the validity of any contractual commitment to purchase, hold or invest in securities, or require the sale or other disposition of securities, so long as the contractual commitment was made or the securities were acquired prior to the enactment of the legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to any regulations prescribed by the applicable federal authority. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth restrictions on investment by federal credit unions in mortgage related securities (in each case whether or not the class of securities under consideration for purchase constituted a "mortgage related security").

     All  depository  institutions  considering  an investment in the securities
(whether or not the class of securities under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement") setting forth, in relevant part, securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities," which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, these "high-risk mortgage securities" include securities not entitled to distributions allocated to principal or interest, or Subordinated Securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase (or retention) of this type of product would be consistent with the Policy Statement.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," or in securities that are issued in book-entry form.

     There may be other restrictions on the ability of some types of investors, including depository institutions, either to purchase securities or to purchase securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the securities constitute legal investments for those investors.

                             METHOD OF DISTRIBUTION

         Securities are being offered hereby in series from time to time (each series evidencing or relating to a different trust fund) through any of the following methods:

     o by negotiated firm commitment underwriting and public reoffering by underwriters;

     o by agency placements through one or more placement agents primarily with institutional investors and dealers; and

     o    by placement directly by the depositor with institutional investors.

     A prospectus supplement will be prepared for each series which will describe the method of offering being used for that series and will set forth the identity of any underwriters thereof and either the price at which the series is being offered, the nature and amount of any underwriting discounts or additional compensation to the underwriters and the proceeds of the offering to the depositor, or the method by which the price at which the underwriters will sell the securities will be determined. Each prospectus supplement for an underwritten offering will also contain information regarding the nature of the underwriters' obligations, any material relationship between the depositor and any underwriter and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the securities so offered. In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the securities of that series if any securities of that type are purchased. Securities may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

     Underwriters and agents may be entitled under agreements entered into with the depositor to indemnification by the depositor against specified civil liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribution with respect to payments which the underwriters or agents may be required to make in respect thereof.

     If a series is offered other than through underwriters, the prospectus supplement relating thereto will contain information regarding the nature of the offering and any agreements to be entered into between the depositor and purchasers of securities of that series.

                                  LEGAL MATTERS

     The validity of the securities of each series, including certain federal income tax consequences with respect thereto, will be passed upon for the depositor by Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of securities and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of securities. Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of the securities of each series offered hereby and by the related prospectus supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related prospectus supplement.

     Any rating of the securities offered hereby would be based on, among other things, the adequacy of the value of the Trust Fund Assets and any credit enhancement of that class and will reflect that Rating Agency's assessment solely of the likelihood that holders of a class of securities of that class will receive payments to which those securityholders are entitled under the related Agreement. The rating will not constitute an assessment of the likelihood that principal prepayments on the related loans will be made, the degree to which the rate of prepayments might differ from that originally anticipated or the likelihood of early optional termination of the series of securities. The rating should not be deemed a recommendation to purchase, hold or sell securities, inasmuch as it does not address market price or suitability for a particular investor. Each security rating should be evaluated independently of any other security rating. The rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause the investor to experience a lower than anticipated yield or that an investor purchasing a security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also no assurance that any rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement of a series, the rating might also be lowered or withdrawn among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of that credit enhancement provider's long term debt.

     The amount, type and nature of credit enhancement, if any, established for a series of securities will be determined on the basis of criteria established by each Rating Agency rating classes of that series. These criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. This analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required for each class. There can be no assurance that the historical data supporting any actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of loans. No assurance can be given that values of any mortgaged properties have remained or will remain at their levels on the respective dates of origination of the related loans. If the residential real estate markets should experience an overall decline in property values resulting in the outstanding principal balances of the loans in a particular trust fund and any secondary financing on the related mortgaged properties becoming equal to or greater than the value of the mortgaged properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the loans and, accordingly, the rates of delinquencies, foreclosures and losses of any trust fund. To the extent that these losses are not covered by credit enhancement, the losses will be borne, at least in part, by the holders of one or more classes of the securities of the related series.

                              AVAILABLE INFORMATION

     Copies of the registration statement of which this prospectus forms a part and the exhibits to the registration statement are on file at the offices of the SEC in Washington, D.C. The depositor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and files reports and other information with the SEC. Reports and information on file with the SEC, including the registration statement and filings made by the depositor can be inspected without charge at the public reference facilities maintained by the SEC or may be copied at rates prescribed by the SEC. The public reference facilities are at:

          o    450 Fifth Street, N.W., Washington, D.C. 20549;

          o Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and

          o    Northeast Regional Office, 233 Broadway, New York, NY 10279.

     You may obtain information on the operation of the above-listed public reference facilities by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the depositor, that file electronically with the SEC.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents subsequently filed by or on behalf of the trust fund referred to in the accompanying prospectus supplement with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this prospectus and prior to the termination of any offering of the securities issued by the trust fund shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of these documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained herein (or in the accompanying prospectus supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus. Neither the depositor nor the servicer for any series intends to file with the SEC periodic reports for the related trust fund following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Securities and Exchange Act of 1934, as amended.

     The trustee or any other entity specified in the related prospectus supplement on behalf of any trust fund will provide without charge to each person to whom this prospectus is delivered, on the written or oral request of that person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Additionally, the trustee will provide a copy of the Agreement (without exhibits) relating to any series without charge upon written request of a holder of record of a security of that series. These requests should be directed to the corporate trust office of the trustee or the address of the other entity specified in the accompanying prospectus supplement. Included in the accompanying prospectus supplement is the name, address, telephone number, and, if available, facsimile number of the office or contact person at the corporate trust office of the trustee or that other entity.

                             INDEX OF DEFINED TERMS



Accrual Securities.................................27           Mark-to-Market Regulations.........................79
Agreement..........................................13           Master Servicing Agreement.........................13
AIV................................................19           Mixed Use Properties...............................15
Amortizable Bond Premium Regulations...............73           Moody's............................................41
APR................................................16           Mortgage...........................................47
Available Funds....................................27           NCUA...............................................97
Bankruptcy Code....................................40           OID................................................70
Beneficial Owners..................................35           OID Regulations....................................70
BIF................................................48           Parties in Interest................................94
CERCLA.............................................61           Pass-Through Certificates..........................82
Claimable Amount...................................68           Pass-Through Rate..................................27
Clearstream, Luxembourg............................35           Pay-Through Security...............................70
Code...............................................26           Percentage Interests...............................55
Collateral Value...................................17           Permitted Investments..............................41
Combined Loan-to-Value Ratio.......................16           Plans..............................................93
Cut-off Date Principal Balance.....................25           PNA................................................18
DCR................................................96           Policy Statement...................................98
Debt Securities....................................70           Pool Insurer.......................................43
Debt-to-Income Ratio...............................19           Pooling and Servicing Agreement....................13
Disqualified Organization..........................78           Popular............................................18
DOL................................................93           Pre-Funded Amount..................................50
DTC................................................35           Prepayment Assumption..............................71
EPA................................................61           Prime Rate.........................................35
Equity One.........................................14           Principal Prepayments..............................28
Equity One Standards...............................18           Property Improvement Loans.........................65
ERISA..............................................26           PTE 83-1...........................................94
Euroclear..........................................35           Purchase Agreement.................................13
Euroclear Operator.................................37           Purchase Price.....................................24
Excess Servicing...................................83           Rating Agency......................................99
Fannie Mae.........................................55           Ratio Strip Securities.............................83
FASIT..............................................26           RCRA...............................................62
Federal Reserve....................................18           Record Date........................................26
FHA................................................14           Refinance Loan.....................................17
FHLMC..............................................54           Regular Interest Securities........................69
Financial Intermediary.............................36           Relief Act.........................................64
Fitch..............................................96           REMIC..............................................26
FNMA...............................................55           Residual Interest Security.........................77
Foreign Person.....................................86           Restricted Group...................................97
Freddie Mac........................................54           Retained Interest..................................25
Full Doc...........................................19           Rules..............................................36
Funding Period.....................................50           S&P................................................96
Garn-St Germain Act................................63           SAIF...............................................48
HUD................................................65           SEC................................................14
Indenture..........................................24           Secured Creditor Exclusion.........................61
Insurance Proceeds.................................49           Securities Index...................................35
Insured Expenses...................................49           Security Account...................................48
Interest Weighted Securities.......................72           Senior Securities..................................39
IRS................................................71           Servicing Fee......................................82
L/C Bank...........................................40           Short-Term Note....................................87
L/C Percentage.....................................40           SI ................................................19
Liquidation Expenses...............................49           Single Family Properties...........................15
Liquidation Proceeds...............................49           Single Family Securities...........................94
Lite Doc...........................................19           SMMEA..............................................97
Loan Indices.......................................35           Stripped Securities................................82


Subordinated Securities............................39           Title V............................................64
Subsequent Loans...................................50           Treasury Index.....................................34
Terms and Conditions...............................37           Trust Agreement....................................13
Thrift Institutions................................78           Trust Fund Assets..................................13
Tiered REMICs......................................75           Underwriter Exemptions.............................95
TIN................................................85           United States Person...............................86
Title I Loans......................................65           VA ................................................14
Title I Program....................................65           Variable Rate Debt Securities......................72









                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution*

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities being registered under this Registration Statement, other than underwriting discounts and commissions

SEC Registration Fee.........................................................$92

Printing and Engraving Expenses...............................................**
Legal Fees and Expenses.......................................................**
Trustee Fees and Expenses.....................................................**
Accounting Fees and Expenses..................................................**
Blue Sky Fees and Expenses....................................................**
Rating Agency Fees............................................................**
Miscellaneous.................................................................**

Total........................................................................$**
                                                                             ===

- ----------
     * All amounts except the SEC Registration Fee are estimates of expenses incurred in connection with the issuance and distribution of a series of securities in an aggregate principal amount assumed for these purposes to be equal to $250,000,000 of the securities registered hereby.

     ** To be completed by amendment.

Item 15.  Indemnification of Directors and Officers.

     Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with that action, suit or proceeding if the person to be indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, for any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which that person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which that action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for those expenses which the court shall deem proper. Section 145 further provides that to the extent a present or former director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein., then he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     The Certificate of Incorporation of the Registrant provides, in effect, that, to the extent and under the circumstances permitted by Section 145 of the General Corporation Law of Delaware, the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding of the type described above by reason of the fact that he or she (1) is or was a director or officer of the Registrant or (2) is or was serving at the request of the Registrant as a director or officer (or its equivalent) of another enterprise, except as to any action, suit or proceeding brought by or on behalf of a director or officer without prior approval of the Board of Directors of the Registrant. The Registrant does not maintain liability insurance coverage for its directors, officers or other persons; however, these persons are covered by a liability insurance policy maintained by Popular, Inc. for itself and its subsidiaries.

Item 16.  Exhibits.

3.1       Restated Certificate of Incorporation of the Registrant (3)
3.2       Bylaws of the Registrant (1)
4.1       Form of Pooling and Servicing Agreement (3)
4.2       Form of Trust Agreement (2)
4.3       Form of Indenture (2)
5.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to legality of the securities **
8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters (included in Exhibit 5.1)**
23.1      Consent of Stradley,  Ronon, Stevens & Young, LLP (included in Exhibit
          5.1)**
24.1      Power of Attorney (included on the signature page hereof)

- ----------
(1)  Previously  filed  with  Registration  Statement  on  Form  S-3  (File  No.
     333-24599) originally filed April 4, 1997 and incorporated herein by reference.

(2) Previously filed with Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-24599) originally filed May 28, 1997 and incorporated herein by reference.

(3) Previously filed with Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-81237) originally filed July 23, 1999 and incorporated herein by reference.

**To be filed by amendment.

Item 17.  Undertakings.

     (a)  The undersigned Registrant hereby undertakes

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                    (A) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

                    (B) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                    (C) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to the information in this Registration Statement;

          provided, however, that paragraphs (a)(1)(A) and (a)(1)(B) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
          Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of a trust fund's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission that type of indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against those liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by that director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the issue.

     (d) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Indenture Act of 1939.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that (1) it reasonably believes that the security rating requirement of Transaction Requirement B.5 of Form S-3 will be met by the time of sale of each series of securities to which this Registration Statement relates and (2) it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, Delaware on the 16th day of January, 2002.


                                        Equity One ABS, Inc.


                                        By: /s/ Cameron E. Williams
                                           -------------------------------------
                                           Cameron E. Williams
                                           President and CEO


     Each person whose signature appears below hereby constitutes and appoints Cameron E. Williams and James H. Jenkins, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her or him and in her or his name, place and stead in any and all capacities (until revoked in writing to sign all amendments (including post-effective amendments) to this Registration Statement on Form S-3 of Equity One ABS, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as she or he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her or his substitute, may lawfully do or cause to be done, by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.


         Signatures                          Title                              Date


/s/ Cameron E. Williams          Director, President and CEO                January 16, 2002
- ------------------------------   (Chief Executive Officer)
Cameron E. Williams

/s/ James H. Jenkins             Senior Vice President,                     January 16, 2002
- ------------------------------   Treasurer, Assistant Secretary and CFO
James H. Jenkins                 (Chief Financial/Accounting Officer)


/s/ John N. Martella             Director, Executive Vice President and     January 16, 2002
- ------------------------------   Assistant Treasurer
John N. Martella

/s/ Gilbert B. Warren            Director                                   January 16, 2002
- ------------------------------
Gilbert B. Warren

/s/ Geoffrey J. Lewis            Director                                   January 16, 2002
- ------------------------------
Geoffrey J. Lewis


                                  EXHIBIT INDEX


Exhibit
No.       Description of Exhibit
- ---       ----------------------

3.1       Restated Certificate of Incorporation of the Registrant (3)
3.2       Bylaws of the Registrant (1)
4.1       Form of Pooling and Servicing Agreement (3)
4.2       Form of Trust Agreement (2)
4.3       Form of Indenture (2)
5.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to legality of the securities**
8.1 Opinion of Stradley, Ronon, Stevens &, Young, LLP as to certain tax matters (included in Exhibit 5.1)**
23.1      Consent of Stradley,  Ronon, Stevens & Young, LLP (included in Exhibit
          5.1)**
24.1      Power of Attorney (included on the signature page hereof)

- ----------
(1)  Previously  filed  with  Registration  Statement  on  Form  S-3  (File  No.
     333-24599) originally filed April 4, 1997 and incorporated herein by reference.

(2) Previously filed with Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-24599) originally filed May 28, 1997 and incorporated herein by reference.

(3) Previously filed with Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-81237) originally filed July 23, 1999 and incorporated herein by reference.

**To be filed by amendment.